Exhibit 10.1
EXECUTION VERSION
     AMENDMENT AND RESTATEMENT AGREEMENT dated as of June 29, 2010 (this “Amendment and Restatement Agreement”) by and among Fidelity National Information Services, Inc., a Georgia corporation (the “Company”), each other Lender party hereto, JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer and Bank of America, N.A., as Swing Line Lender.
     Reference is made to the Credit Agreement dated as of January 18, 2007 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”) among the Company, certain Subsidiaries of the Company party thereto (the “Designated Borrowers” and, together with the Company, the “Borrowers”), each lender from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and Bank of America, N.A., as Swing Line Lender. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Amended Agreement (as defined below).
     WHEREAS, the Company has requested an amendment to the Existing Credit Agreement pursuant to which (a) some or all of the existing Term Lenders will agree to extend the Maturity Date of all or a portion of their Term Loans to July 18, 2014, (b) some or all of the existing US Dollar Revolving Credit Lenders will agree to extend the maturity date of all or a portion of their US Dollar Revolving Credit Commitments to July 18, 2014, (c) some or all of the existing Multicurrency Revolving Credit Lenders will agree to extend the maturity date of all or a portion of their Multicurrency Revolving Credit Commitments to July 18, 2014, (d) Lehman Commercial Paper Inc. (“LCPI”) will agree to term out its outstanding Revolving Credit Loans and in connection therewith, the Revolving Credit Commitments of LCPI will be terminated, and (e) certain provisions of the Existing Credit Agreement, including provisions relating to incremental facilities, negative covenants and financial covenants, will be amended; and
     WHEREAS, the existing Term Lenders whose Term Commitments are set forth on Schedule 2.01 attached hereto under the heading “Term A-2 Commitment” (the “Extending Term A Lenders”) have agreed to extend the Maturity Date of their Term Loans to July 18, 2014 in the amounts reflected for each such Lender under such heading (which amounts shall be equal to the amounts designated on their respective signature pages as their Term Loans to be so extended), on the terms and subject to the conditions set forth herein and the Amended Agreement; and
     WHEREAS, the existing US Dollar Revolving Credit Lenders whose US Dollar Revolving Credit Commitments are set forth on Schedule 2.01 attached hereto under the heading “2014 US Dollar Revolving Credit Commitment” (the

“Extending US Dollar Revolving Credit Lenders”) have agreed to provide US Dollar Revolving Credit Commitments terminating on July 18, 2014 in the amounts reflected for each such Lender under such heading (which amounts shall be equal to the amounts designated on their respective signature pages as their US Dollar Revolving Credit Commitments to be so extended), on the terms and subject to the conditions set forth herein and the Amended Agreement; and
     WHEREAS, the existing Multicurrency Revolving Credit Lenders whose Multicurrency Revolving Credit Commitments are set forth on Schedule 2.01 attached hereto under the heading “2014 Multicurrency Revolving Credit Commitment” (the “Extending Multicurrency Revolving Credit Lenders” and, together with the Extending Term A Lenders and the Extending US Dollar Revolving Credit Lenders, the “Extending Lenders”) have agreed to provide Multicurrency Revolving Credit Commitments terminating on July 18, 2014 in the amounts reflected for each such Lender under such heading (which amounts shall be equal to the amounts designated on their respective signature pages as their Multicurrency Revolving Credit Commitments to be so extended), on the terms and subject to the conditions set forth herein and the Amended Agreement; and
     WHEREAS, on the Restatement Effective Date (as defined in Section 8 hereof), the existing Term Loans of each Extending Term A Lender will be converted into Term A-2 Loans in such principal amounts as correspond to the Term A-2 Commitments of such Lender set forth on Schedule 2.01 attached hereto, and the portions of the outstanding Term Loans of each Term Lender not so converted will remain outstanding and will be redesignated as such Lender’s “Term A-1 Loan”; and
     WHEREAS, on the Restatement Effective Date, the US Dollar Revolving Credit Commitment of each Extending US Dollar Revolving Credit Lender will be converted into a 2014 US Dollar Revolving Credit Commitment in such amount as corresponds to the 2014 US Dollar Revolving Credit Commitment of such Extending US Dollar Revolving Credit Lender set forth on Schedule 2.01 attached hereto, and the portion of the US Dollar Revolving Credit Commitment of such US Dollar Revolving Credit Lender not so converted will remain outstanding and will be redesignated as such US Dollar Revolving Credit Lender’s “2012 US Dollar Revolving Credit Commitment”; and
     WHEREAS, on the Restatement Effective Date, the Multicurrency Revolving Credit Commitment of each Extending Multicurrency Revolving Credit Lender will be converted into a 2014 Multicurrency Revolving Credit Commitment in such amount as corresponds to the 2014 Multicurrency Revolving Credit Commitment of such Extending Multicurrency Revolving Credit Lender set forth on Schedule 2.01 attached hereto, and the portion of the Multicurrency Revolving Credit Commitment of such Multicurrency Revolving Credit Lender not so converted will remain outstanding and will be redesignated as such

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Multicurrency Revolving Credit Lender’s “2012 Multicurrency Revolving Credit Commitment”; and
     WHEREAS, on the Restatement Effective Date, all of the outstanding Revolving Credit Loans of LCPI will be converted into loans that become due on July 18, 2014, and the Revolving Credit Commitment of LCPI shall be terminated; and
     WHEREAS, in order to effect the foregoing, the Company and the other parties hereto desire to amend and restate, as of the Restatement Effective Date, the Existing Credit Agreement and to enter into certain other agreements herein, in each case subject to the terms and conditions set forth herein;
     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     Section 1. Amendment and Restatement of the Existing Credit Agreement. Effective as of the Restatement Effective Date:
     (a) The Existing Credit Agreement is hereby amended and restated in its entirety in the form of the Amended and Restated Credit Agreement set forth as Annex A hereto (the Existing Credit Agreement, as so amended and restated, being referred to as the “Amended Agreement”).
     (b) Schedules 1.01B, 2.01, 5.06, 5.11, 7.01, 7.02, 7.03, 7.08, 7.09 and 11.02 to the Existing Credit Agreement are hereby amended to reflect the information set forth on Schedules 1.01B, 2.01, 5.06, 5.11, 7.01, 7.02, 7.03, 7.08, 7.09 and 11.02, respectively. Schedule 2.01 hereto shall reflect the designations made by each Extending Lender on its signature page as to amounts of its Term A Loans to be converted to Term A-2 Loans, amounts of its Multicurrency Revolving Credit Commitments to be converted to 2014 Multicurrency Revolving Credit Commitments and amounts of its US Dollar Revolving Credit Commitments to be converted to 2014 US Dollar Revolving Credit Commitments. Each Extending Lender hereby authorizes the Administrative Agent to compile such amended Schedule 2.01 reflecting such designations.
     (c) The Existing Credit Agreement is hereby amended by adding new Exhibit M and Exhibit N thereto in the forms of Exhibits M and N attached to Annex A hereto, and such Exhibits will thereafter be exhibits to the Amended Agreement.
     Except as set forth above, all schedules and exhibits to the Existing Credit Agreement, in the forms thereof immediately prior to the Restatement Effective Date, will continue to be schedules and exhibits to the Amended Agreement.

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     Section 2. Concerning the Existing Term Loans. (a) On the Restatement Effective Date, (i) each Term Loan then outstanding shall be redesignated as a “Term A-1 Loan” and (ii) immediately thereafter, the Term A-1 Loans of each Extending Term A Lender will be converted into Term A-2 Loans in such principal amounts as correspond to such Extending Term A Lender’s Term A-2 Commitment set forth on Schedule 2.01 attached hereto.
     (b) Each outstanding Term A-1 Loan of an Extending Term A Lender that is a Eurocurrency Rate Loan or a Base Rate Loan will be converted in the same proportion as the amount of such Extending Term A Lender’s Term A-2 Commitment bears to the aggregate principal amount of such Extending Term A Lender’s Term A-1 Loans (immediately prior to the conversion). The initial Interest Period applicable to each Term A-2 Loan that is a Eurocurrency Rate Loan shall be the then-current Interest Period applicable to the Term A-1 Loan from which it is converted with no conversion into a different Interest Period, payment or prepayment of such Term A-2 Loan being deemed to have occurred solely due to this Amendment and Restatement Agreement or the transactions described herein.
     Section 3. Concerning the US Dollar Revolving Credit Commitments and the US Dollar Revolving Credit Loans. (a) On the Restatement Effective Date, the US Dollar Revolving Credit Commitment of each Extending US Dollar Revolving Credit Lender will be converted into a 2014 US Dollar Revolving Credit Commitment in such amount as corresponds to the 2014 US Dollar Revolving Credit Commitment of such Extending US Dollar Revolving Credit Lender set forth on Schedule 2.01 attached hereto, and the portion of the US Dollar Revolving Credit Commitment of such US Dollar Revolving Credit Lender not so converted will remain outstanding and will be redesignated as such US Dollar Revolving Credit Lender’s “2012 US Dollar Revolving Credit Commitment”.
     (b) On the Restatement Effective Date, (i) each US Dollar Revolving Credit Loan then outstanding shall be redesignated as a “2012 US Dollar Revolving Credit Loan” and (ii) immediately thereafter, the 2012 US Dollar Revolving Credit Loans of each Extending US Dollar Revolving Credit Lender will be converted into 2014 US Dollar Revolving Credit Loans in a principal amount equal to the product of (x) the outstanding principal amount of the 2012 US Dollar Revolving Credit Loans of such Extending US Dollar Revolving Credit Lender immediately prior to such conversion multiplied by (y) a fraction, the numerator of which is the 2014 US Dollar Revolving Credit Commitment of such Extending US Dollar Revolving Credit Lender and the denominator of which is the aggregate amount of the 2012 US Dollar Revolving Credit Commitment (if any) and the 2014 US Dollar Revolving Credit Commitment of such Extending US Dollar Revolving Credit Lender.
     (c) Each outstanding 2012 US Dollar Revolving Credit Loan of an Extending US Dollar Revolving Credit Lender that is a Eurocurrency Rate or a

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Base Rate Loan will be converted in the same proportion as the amount of such Extending US Dollar Revolving Credit Lender’s 2014 US Dollar Revolving Credit Commitment bears to the aggregate amount of the 2012 US Dollar Revolving Credit Commitment (immediately prior to the conversion) of such Extending US Dollar Revolving Credit Lender. The initial Interest Period applicable to each 2014 US Dollar Revolving Credit Loan that is a Eurocurrency Rate Loan shall be the then-current Interest Period applicable to the 2012 US Dollar Revolving Credit Loan from which it is converted with no conversion into a different Interest Period, payment or prepayment of such US Dollar Revolving Credit Loan being deemed to have occurred solely due to this Amendment and Restatement Agreement or the transactions described herein.
     Section 4. Concerning the Multicurrency Revolving Credit Commitments and the Multicurrency Revolving Credit Loans. (a) On the Restatement Effective Date, the Multicurrency Revolving Credit Commitment of each Extending Multicurrency Revolving Credit Lender will be converted into a 2014 Multicurrency Revolving Credit Commitment in such amount as corresponds to the 2014 Multicurrency Revolving Credit Commitment of such Extending Multicurrency Revolving Credit Lender set forth on Schedule 2.01 attached hereto, and the portion of the Multicurrency Revolving Credit Commitment of such Multicurrency Revolving Credit Lender not so converted will remain outstanding and will be redesignated as such Multicurrency Revolving Credit Lender’s “2012 Multicurrency Revolving Credit Commitment”.
     (b) On the Restatement Effective Date, (i) each Multicurrency Revolving Credit Loan then outstanding shall be redesignated as a “2012 Multicurrency Revolving Credit Loan” and (ii) immediately thereafter, the 2012 Multicurrency Revolving Credit Loans of each Extending Multicurrency Revolving Credit Lender will be converted into 2014 Multicurrency Revolving Credit Loans in a principal amount equal to the product of (x) the outstanding principal amount of the 2012 Multicurrency Revolving Credit Loans of such Extending Multicurrency Revolving Credit Lender immediately prior to such conversion multiplied by (y) a fraction, the numerator of which is the 2014 Multicurrency Revolving Credit Commitment of such Extending Multicurrency Revolving Credit Lender and the denominator of which is the aggregate amount of the 2012 Multicurrency Revolving Credit Commitment (if any) and the 2014 Multicurrency Revolving Credit Commitment of such Extending Multicurrency Revolving Credit Lender.
     (c) Each outstanding 2012 Multicurrency Revolving Credit Loan of an Extending US Dollar Revolving Credit Lender that is a Eurocurrency Rate or a Base Rate Loan will be converted in the same proportion as the amount of such Extending Multicurrency Revolving Credit Lender’s 2014 Multicurrency Revolving Credit Commitment bears to the aggregate amount of the 2012 Multicurrency Revolving Credit Commitment (immediately prior to the conversion) of such Extending Multicurency Revolving Credit Lender. The initial Interest Period applicable to each 2014 Multicurrency Revolving Credit

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Loan that is a Eurocurrency Rate Loan shall be the then-current Interest Period applicable to the 2012 Multicurrency Revolving Credit Loan from which it is converted with no conversion into a different Interest Period, payment or prepayment of such Multicurrency Revolving Credit Loan being deemed to have occurred solely due to this Amendment and Restatement Agreement or the transactions described herein.
     Section 5. Concerning the Revolving Credit Loans, Revolving Credit Commitment and Term Loans of LCPI. (a) On the Restatement Effective Date, all of the outstanding Revolving Credit Loans held by LCPI, which Revolving Credit Loans have an aggregate principal amount immediately prior to the Restatement Effective Date of $1,877,551.02, shall be converted into a new Class of Loans payable in full on July 18, 2014 (such new Loans, collectively, the “LCPI Loans”). From and after the Restatement Effective Date, (i) the LCPI Loans shall not be Revolving Credit Loans and (ii) the holders of the LCPI Loans (whether LCPI or any other Person) shall be LCPI Loan Lenders and not Revolving Credit Lenders. On the Restatement Effective Date, all LCPI Loans shall consist of LCPI Loans of the same Type and may, at the option of the Borrowers, be maintained as, and/or converted into or continued as Base Rate Loans or Eurocurrency Rate Loans. Once prepaid or repaid, LCPI Loans may not be reborrowed.
     (b) On the Restatement Effective Date, the Revolving Credit Commitment of LCPI, the amount of which is $7,500,000 immediately prior to the Restatement Effective Date, shall be terminated and shall be of no further force or effect.
     (c) LCPI agrees to extend the Maturity Date of all of its Term Loans to July 18, 2014, on the terms and subject to the conditions set forth herein and the Amendment Agreement.
     (d) LCPI represents and warrants that, on and as of the Restatement Effective Date, (i) it is legally authorized to enter into and has duly executed and delivered this Amendment and Restatement Agreement and (ii) the execution and delivery of this Amendment and Restatement Agreement do not require any consent, authorization by or approval of the United States Bankruptcy Court for the Southern District of New York (other than any such consent, authorization or approval as has been obtained on or prior to the Restatement Effective Date and as is in effect on the Restatement Effective Date).
     Section 6. Representations and Warranties. To induce the other parties hereto to enter into this Amendment and Restatement Agreement, the Company represents and warrants to each other party hereto that as of the date hereof and as of the Restatement Effective Date:
     (a) The execution, delivery and performance by the Company of this Amendment and Restatement Agreement are (i) within the Company’s corporate

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powers, (ii) have been duly authorized by all necessary corporate, shareholder or other organizational action, and (iii) do not and will not (A) contravene the terms of any of the Company’s Organization Documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Amended Agreement), or require any payment to be made under any (1) documentation governing any Permitted Subordinated Indebtedness, (2) any other Contractual Obligation to which the Company is a party or affecting the Company or the properties of the Company or any of its Subsidiaries or (3) any order, injunction, writ or decree, of or with any Governmental Authority or any arbitral award to which the Company or its property is subject; or (C) violate, in any material respect, any Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (B) to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.
     (b) This Amendment and Restatement Agreement has been duly executed and delivered by the Company. This Amendment and Restatement Agreement (as of the date hereof and as of the Restatement Effective Date) and the Amended Agreement (as of the Restatement Effective Date) constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.
     (c) The representations and warranties of each Loan Party set forth in Article 5 of the Existing Credit Agreement and in the other Loan Documents that are qualified by materiality are true and correct, and the representations and warranties that are not so qualified are true and correct in all material respects, in each case on and as of the date hereof (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).
     (d) After giving effect to this Amendment and Restatement Agreement and the transactions contemplated hereby, no Default has occurred and is continuing.
     Section 7. Effectiveness of this Amendment and Restatement Agreement. This Amendment and Restatement Agreement shall become effective as of the date hereof; provided that the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Company, LCPI, the Required Lenders (which may include any number of Extending Term A Lenders, Extending US Dollar Revolving Credit Lenders and Extending Multicurrency Revolving Credit Lenders), the Administrative Agent, the L/C Issuer and each Swing Line Lender.

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     Section 8. Effectiveness of Amended and Restated Credit Agreement. The effectiveness of the amendment and restatement of the Existing Credit Agreement in the form of the Amended Agreement is subject to the satisfaction of the following conditions precedent (the date on which all of such conditions shall first be satisfied, the “Restatement Effective Date”):
     (a) This Amendment and Restatement Agreement shall have become effective in accordance with Section 7.
     (b) The conditions set forth in Section 4.02(a) and (b) of the Amended Agreement shall be satisfied on and as of the Restatement Effective Date, and the Administrative Agent shall have received a certificate dated as of the Restatement Effective Date, and signed by a Responsible Officer of the Company, to such effect.
     (c) The Administrative Agent shall have received the favorable legal opinions of counsel to the Company addressed to each Agent and each Lender dated the Restatement Effective Date, which opinions shall be in form and substance substantially similar to those delivered in connection with the Existing Credit Agreement (including in connection with Amendment No. 1 thereto).
     (d) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of execution, delivery and performance of the Amendment and Restatement Agreement and the Amended Agreement and any other legal matters relating to the Loan Documents, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.
     (e) Each Loan Party not a party hereto shall have entered into a reaffirmation agreement in form and substance reasonably satisfactory to the Administrative Agent.
     (f) The Administrative Agent shall have received payment from the Company, for the account of each Extending Lender (including LCPI) that executes and delivers a counterpart signature page to this Amendment and Restatement Agreement at or prior to 5:00 p.m., New York City time, on June 22, 2010 (or such later time as the Company shall agree, in its sole discretion), an upfront fee (the “Extension Fee”) in an aggregate amount equal to 0.50% of the sum of (i) the aggregate outstanding principal amount of the Term A-2 Loans of such Extending Lender (if any) plus (ii) the 2014 US Dollar Revolving Commitment of such Extending Lender (if any) plus (iii) the 2014 Multicurrency Revolving Commitment of such Extending Lender (if any) plus (iv) in the case of LCPI, the aggregate outstanding principal amount of the LCPI Loans. The Extension Fees shall be payable on the Restatement Effective Date (upon the satisfaction of all other conditions for the occurrence thereof), in immediately available funds and, once paid, such fee or any part thereof shall not be refundable.

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     (g) The Company shall have paid all fees and other amounts due and payable pursuant to this Amendment and Restatement Agreement and the Fee Letters, including, to the extent invoiced, reimbursement or payment of reasonable out-of-pocket expenses in connection with this Amendment and Restatement Agreement and any other out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Amended Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.
     (h) The Company shall have delivered the Restatement Effective Date Forecasts described in Section 5.05 of the Amended Agreement.
     (i) Since December 31, 2009, there has been no change, occurrence or development that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.
     The Administrative Agent shall notify the Company and the Lenders of the Restatement Effective Date and such notice shall be conclusive and binding.
     Section 9. Effect of Amendment. (a) Except as expressly set forth herein or in the Amended Agreement, this Amendment and Restatement Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Amended Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Amended Agreement or any other Loan Document in similar or different circumstances.
     (b) On and after the Restatement Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the Amended Agreement. This Amendment and Restatement Agreement shall constitute a “Loan Document” for all purposes of the Amended Agreement and the other Loan Documents.
     (c) The changes to the definition of “Applicable Margin” in Section 1.01 of the Amended Agreement effected pursuant to this Amendment and Restatement Agreement shall apply and be effective on and after the Restatement Effective Date. The definition of “Applicable Margin” in Section 1.01 of the

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Existing Credit Agreement shall apply and be effective for the period ending on, but not including, the Restatement Effective Date.
     Section 10. Governing Law. THIS AMENDMENT AND RESTATEMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     Section 11. Costs and Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment and Restatement Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.
     Section 12. Counterparts. This Amendment and Restatement Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Amendment and Restatement Agreement shall be effective as delivery of an original executed counterpart of this Amendment and Restatement Agreement.
     Section 13. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment and Restatement Agreement.
     Section 14. Severability. If any provision of this Amendment and Restatement Agreement or any other Loan Document is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment and Restatement Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.”
[Remainder of page intentionally blank]

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FIDELITY NATIONAL INFORMATION SERVICES, INC.
By:	/s/ Kirk Larsen
	Name:	Kirk Larsen
	Title:	Senior Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer
By:	/s/ Tina Ruyter
	Name:	Tina Ruyter
	Title:	Executive Director

BANK OF AMERICA, N.A., as Swing Line Lender
By:	/s/ William Rowe
	Name:	William Rowe
	Title:	Senior Vice President

[EXTENDING LENDERS]
By:	[On file with Administrative Agent]
Name:
Title:

Schedule 2.01
Commitments And Term Loans1
(ALL FIGURES IN U.S. DOLLARS)

Class	Per Lender	Aggregate
Term A-1 Commitment	[On file with Administrative Agent]*	$396,759,748.35
Term A-2 Commitment	[On file with Administrative Agent]	$1,440,740,251.65
2012 US Dollar Revolving Credit Commitment	[On file with Administrative Agent]*	$29,895,000.00
2014 US Dollar Revolving Credit Commitment	[On file with Administrative Agent]	$135,105,000.00
2012 Multicurrency Revolving Credit Commitment	[On file with Administrative Agent]*	$82,365,783.00
2014 Multicurrency Revolving Credit Commitment	[On file with Administrative Agent]	$645,134,217.00
LCPI Loans	[On file with Administrative Agent]	$1,877,551.02

[1]	As of the Restatement Effective Date, after giving effect to the conversions set forth herein.

*	Excluding existing Lenders that did not submit a signature page to the Amendment and Restatement Agreement, whose Loans and Commitments were automatically deemed Term A-1 Loans, 2012 US Dollar Revolving Credit Commitments or 2012 Multicurrency Revolving Credit Commitments.

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Exhibit M
Form of Extension Agreement
[Date]
Fidelity National Information Services, Inc.
601 Riverside Avenue
Jacksonville, Florida 32204
Attention:  Kirk T. Larsen, Treasurer
                    Michael L. Gravelle, General Counsel
JPMorgan Chase Bank, N.A.
1111 Fannin Street, Floor 10
Houston, Texas 77002-6925
Attention: Timothy Rojas
JPMorgan Chase Bank, N.A.
270 Park Avenue, 4th Floor
New York, NY 10017
Attention: Desiree E. Szolnok
Ladies and Gentlemen:
     Reference is made to that certain Credit Agreement dated as of January 18, 2007 among Fidelity National Information Services, Inc., a Georgia corporation (the “Company”), certain Subsidiaries of the Company party thereto, each Lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and Bank of America, N.A., as Swing Line Lender, as amended by (x) that certain Amendment No. 1 dated July 30, 2007 and effective as of September 12, 2007 and (y) that certain Amendment and Restatement Agreement dated as of June 29, 2010 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Terms defined in the Credit Agreement are used herein as therein defined.
     Effective as of [                    ] (the “Effective Date”), the undersigned [2012 Multicurrency Revolving Credit Lender] [2012 US Dollar Revolving Credit Lender] hereby agrees to extend the Maturity Date applicable to the amount of such [2012 Revolving Credit Lender’s 2012 Multicurrency Revolving Credit Commitments] [2012 US Dollar Revolving Credit Lender’s 2012 US Dollar Revolving Credit Commitments] set forth below to the 2014 Maturity Date under and in accordance with the Credit Agreement.
     This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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Delivery by telecopier of an executed counterpart of a signature page to this Extension Agreement shall be effective as delivery of an original executed counterpart of this Extension Agreement.
     [2012 Multicurrency Revolving Credit Commitments] [2012 US Dollar Revolving Credit Commitments] to be extended: $[             ].

[NAME OF LENDER]
By:
Name:
Title:

[if second signature is required:
By:
Name:
Title:]

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Agreed and accepted: JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:
Name:
Title:

FIDELITY NATIONAL INFORMATION SERVICES, INC.
By:
Name:
Title:

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Exhibit N
Form of Conversion Agreement
[Date]
Fidelity National Information Services, Inc.
601 Riverside Avenue
Jacksonville, Florida 32204
Attention:  Kirk T. Larsen, Treasurer
                    Michael L. Gravelle, General Counsel
JPMorgan Chase Bank, N.A.,
1111 Fannin Street, Floor 10
Houston, Texas 77002-6925
Attention: Timothy Rojas
JPMorgan Chase Bank, N.A.
270 Park Avenue, 4th Floor
New York, NY 10017
Attention: Desiree E. Szolnok
Ladies and Gentlemen:
     Reference is made to that certain Credit Agreement dated as of January 18, 2007 among Fidelity National Information Services, Inc., a Georgia corporation (the “Company”), certain Subsidiaries of the Company party thereto, each Lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and Bank of America, N.A., as Swing Line Lender, as amended by (x) that certain Amendment No. 1 dated July 30, 2007 and effective as of September 12, 2007 and (y) that certain Amendment and Restatement Agreement dated as of June 29, 2010 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Terms defined in the Credit Agreement are used herein as therein defined.
     Effective as of [     ] (the “Effective Date”), the undersigned Term Lender hereby agrees to convert the principal amount of Term A-1 Loans set forth below into an equal principal amount of Term A-2 Loans under and in accordance with the Credit Agreement.
     This Conversion Agreement shall be construed in accordance with and governed by the law of the State of New York. This Conversion Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Conversion Agreement shall be effective as delivery of an original executed counterpart of this Conversion Agreement.

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     Term A-1 Loans to be converted: $[         ].

[NAME OF LENDER]
By:
Name:
Title:

[if second signature is required:
By:
Name:
Title:]

2

Agreed and accepted: JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:
Name:
Title:

FIDELITY NATIONAL INFORMATION SERVICES, INC.
By:
Name:
Title:

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Annex A
Form of Amended and Restated Credit Agreement

EXECUTION VERSION

AMENDED AND RESTATED CREDIT AGREEMENT
dated as of January 18, 2007
and amended and restated as of June 29, 2010
among
FIDELITY NATIONAL INFORMATION SERVICES, INC.
and CERTAIN SUBSIDIARIES,
as Borrowers,
The LENDERS Party Hereto,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Swing Line Lender and L/C Issuer
and
BANK OF AMERICA, N.A.,
as Swing Line Lender

J.P. MORGAN SECURITIES INC.,
BANC OF AMERICA SECURITIES LLC and
WELLS FARGO SECURITIES, LLC,
as Joint Lead Arrangers and Joint Book Running Managers,
BANK OF AMERICA, N.A.,
as Syndication Agent
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
BNP PARIBAS,
ROYAL BANK OF SCOTLAND PLC,
SUNTRUST BANK, and
US BANK, NATIONAL ASSOCIATION
as Documentation Agents

i

SCHEDULES

1.01A	Mandatory Cost Formulae
1.01B	Restatement Effective Date Guarantors
1.01C	Unrestricted Subsidiaries
2.01	Commitments
5.06	Litigation
5.11	Subsidiaries
7.01	Existing Liens
7.02	Existing Investments
7.03	Existing Indebtedness
7.08	Transactions with Affiliates
7.09	Existing Restrictions
11.02	Administrative Agent’s Office; Certain Addresses for Notices
EXHIBITS

Form of
A	Committed Loan Notice
B-1	Bid Request
B-2	Competitive Bid
C	Swing Line Loan Notice
D-1	Term Note
D-2	US Dollar Revolving Credit Note
D-3	Multicurrency Revolving Credit Note
E	Compliance Certificate
F	Assignment and Assumption
G	Subsidiary Guaranty
H	Designated Borrower Request and Assumption Agreement
I	Designated Borrower Notice
J	Subordination Terms
K	[Reserved]
L	Pledge Agreement
M	Extension Agreement
N	Conversion Agreement

AMENDED AND RESTATED CREDIT AGREEMENT
     This AMENDED AND RESTATED CREDIT AGREEMENT (“Agreement”), dated as of January 18, 2007, and amended and restated as of June 29, 2010, among FIDELITY NATIONAL INFORMATION SERVICES, INC., a Georgia corporation (the “Company”), certain Subsidiaries of the Company party hereto pursuant to Section 2.15 (each, a “Designated Borrower” and, together with the Company, the “Borrowers” and, each, a “Borrower”) each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and BANK OF AMERICA, N.A., as Swing Line Lender.
Recitals
     The Borrowers, the Lenders, the Administrative Agent, the L/C Issuer and the Swing Line Lenders are party to the Original Credit Agreement (such terms and other capitalized terms used in these preliminary statements being defined in Section 1.01 hereof). Pursuant to the Amendment and Restatement Agreement, and upon satisfaction of the conditions set forth therein, the Original Credit Agreement is being amended and restated in the form of this Agreement.
     In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:
ARTICLE 1
Definitions and Accounting Terms
     Section 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:
     “1934 Act” means the Securities Exchange Act of 1934.
     “2012 Maturity Date” has the meaning specified in the definition of “Maturity Date”.
     “2012 Multicurrency Revolving Credit Commitment” means, as to each 2012 Multicurrency Revolving Credit Lender, its obligation to (a) make 2012 Multicurrency Revolving Credit Loans to the Borrowers pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “2012 Multicurrency Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto under the caption “2012 Multicurrency Revolving Credit Commitment”, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate 2012 Multicurrency Revolving Credit Commitments of all 2012 Multicurrency Revolving Credit Lenders shall be $82,365,783.00 on the Restatement Effective

Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.
     “2012 Multicurrency Revolving Credit Facility” means, at any time, the aggregate amount of the 2012 Multicurrency Revolving Credit Commitments at such time.
     “2012 Multicurrency Revolving Credit Lender” means, at any time, any Lender that has a 2012 Multicurrency Revolving Credit Commitment at such time.
     “2012 Multicurrency Revolving Credit Loan” means a Loan made by a 2012 Multicurrency Revolving Credit Lender pursuant to its 2012 Multicurrency Revolving Credit Commitment.
     “2012 US Dollar Revolving Credit Commitment” means, as to each 2012 US Dollar Revolving Credit Lender, its obligation to make 2012 US Dollar Revolving Credit Loans to the Borrowers pursuant to Section 2.01(b) in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “2012 US Dollar Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto under the caption “2012 US Dollar Revolving Credit Commitment”, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate 2012 US Dollar Revolving Credit Commitments of all 2012 US Dollar Revolving Credit Lenders shall be $29,895,000.00 on the Restatement Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.
     “2012 Revolving Credit Commitments” means, collectively, the 2012 Multicurrency Revolving Credit Commitments and the 2012 US Dollar Revolving Credit Commitments.
     “2012 US Dollar Revolving Credit Facility” means, at any time, the aggregate amount of the 2012 US Dollar Revolving Credit Commitments at such time.
     “2012 US Dollar Revolving Credit Lender” means, at any time, any Lender that has a 2012 US Dollar Revolving Credit Commitment at such time.
     “2012 US Dollar Revolving Credit Loan” means a Loan made by a 2012 US Dollar Revolving Credit Lender pursuant to its 2012 US Dollar Revolving Credit Commitment.
     “2014 Maturity Date” has the meaning specified in the definition of “Maturity Date”.
     “2014 Multicurrency Revolving Credit Commitment” means, as to each 2014 Multicurrency Revolving Credit Lender, its obligation to (a) make 2014 Multicurrency Revolving Credit Loans to the Borrowers pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth opposite such Lender’s name under the caption “2014 Multicurrency Revolving Credit Commitment” (i) on Schedule 2.01, (ii) in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, (iii) in the case of any 2012 Multicurrency Revolving Credit Lender that has extended its 2012 Multicurrency Revolving Credit Commitment to the 2014 Maturity Date pursuant to Section 2.01(g), in the applicable Extension Agreement, or (iv) in the case of any Lender that provides new 2014 Multicurrency Revolving Credit Commitments pursuant to Section 2.16, in the applicable Commitment Increase and Joinder Agreement, as applicable, and as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate 2014 Multicurrency Revolving Credit Commitments of all 2014 Multicurrency Revolving Credit Lenders shall be $645,134,217.00 on the Restatement Effective Date (prior to giving effect to any increases pursuant to Section 2.16), as such amount may be adjusted from time to time in accordance with the terms of this Agreement (including pursuant to Section 2.16).
     “2014 Multicurrency Revolving Credit Facility” means, at any time, the aggregate amount of the 2014 Multicurrency Revolving Credit Commitments at such time.
     “2014 Multicurrency Revolving Credit Lender” means, at any time, any Lender that has a 2014 Multicurrency Revolving Credit Commitment at such time.
     “2014 Multicurrency Revolving Credit Loan” means a Loan made by a 2014 Multicurrency Revolving Credit Lender pursuant to its 2014 Multicurrency Revolving Credit Commitment.
     “2014 Revolving Credit Commitments” means, collectively, the 2014 Multicurrency Revolving Credit Commitments and the 2014 US Dollar Revolving Credit Commitments.
     “2014 US Dollar Revolving Credit Commitment” means, as to each 2014 US Dollar Revolving Credit Lender, its obligation to make 2014 US Dollar Revolving Credit Loans to the Company pursuant to Section 2.01(b) in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth opposite such Lender’s name under the caption “2014 US Dollar Revolving Credit Commitment” (i) on Schedule 2.01, (ii) in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, (iii) in the case of any 2012 US Dollar Revolving Credit Lender that has extended its 2012 US Dollar Revolving Credit Commitment to the 2014 Maturity Date pursuant to Section 2.01(g), in the applicable Extension Agreement, or (iv) in the case of any Lender that provides new 2014 US Dollar Revolving Credit Commitments pursuant to Section 2.16, in the applicable Commitment Increase and Joinder Agreement, as applicable, and as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate 2014 US Dollar Revolving Credit Commitments of all 2014 US Dollar Revolving Credit Lenders shall be $135,105,000.00 on the Restatement Effective Date (prior to giving effect to any increases pursuant to Section 2.16), as such amount may be adjusted from time to time in accordance with the terms of this Agreement (including pursuant to Section 2.16).
     “2014 US Dollar Revolving Credit Facility” means, at any time, the aggregate amount of the 2014 US Dollar Revolving Credit Commitments at such time.
     “2014 US Dollar Revolving Credit Lender” means, at any time, any Lender that has a 2014 US Dollar Revolving Credit Commitment at such time.

     “2014 US Dollar Revolving Credit Loan” means a Loan made by a 2014 US Dollar Revolving Credit Lender pursuant to its 2014 US Dollar Revolving Credit Commitment.
     “Absolute Rate” means a fixed rate of interest expressed in multiples of 1/100th of one basis point.
     “Absolute Rate Loan” means a Bid Loan that bears interest at a rate determined with reference to an Absolute Rate.
     “Additional Alternative Currency” has the meaning set forth in Section 2.01(b).
     “Additional Revolving Credit Commitments” has the meaning specified in Section 2.16(c).
     “Additional Term Loans” has the meaning specified in Section 2.16(b).
     “Additional Term Loan Tranche” has the meaning specified in Section 2.16(b).
     “Additional Commitments Effective Date” has the meaning specified in Section 2.16(e).
     “Administrative Agent” means JPMCB in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.
     “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02, or such other address or account as the Administrative Agent may from time to time notify the Company and the Lenders.
     “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.
     “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. For the avoidance of doubt, Fidelity National Financial, Inc., Lender Processing Services, Inc., and each of their respective Subsidiaries, shall not be deemed to be Affiliates of the Company or any of its Restricted Subsidiaries solely due to overlapping officers or directors.
     “Agent-Related Persons” means the Administrative Agent, together with its Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons.
     “Agents” means, collectively, the Administrative Agent, the Syndication Agent, the Documentation Agents and the Supplemental Administrative Agents (if any).
     “Aggregate Commitments” means the Commitments of all the Lenders.

     “Aggregate Revolving Credit Commitments” means, at any time, the aggregate amount of the Revolving Credit Commitments of the Revolving Credit Lenders at such time.
     “Agreement” means this Amended and Restated Credit Agreement.
     “Alternative Currency” means each of Euro, Sterling, Australian Dollar and each other currency (other than Dollars) that is approved in accordance with Section 1.09.
     “Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars.
     “Amendment and Restatement Agreement” means the Amendment and Restatement Agreement dated as of June 29, 2010 among the Company, the Lenders party thereto, the Administrative Agent, the L/C Issuer and the Swing Line Lenders.
     “Applicable Margin” means a percentage per annum equal to:
     (a) with respect to any Term A-1 Loans, the following percentages per annum based upon the Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Term A-1 Loans
Pricing Level	Leverage Ratio	Eurocurrency Rate	Base Rate
1	≤ 2.0:1	0.75%	0%
2	> 2.0:1 and ≤ 2.5:1	0.875%	0%
3	> 2.5:1 and ≤ 3.25:1	1.00%	0%
4	> 3.25:1	1.25%	0.25%
     (b) with respect to Term A-2 Loans, (i) until and including December 31, 2010, the percentages per annum set forth below for Pricing Level 4 and (ii) thereafter, the following percentages per annum based upon the Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Term A-2 Loans
Pricing Level	Leverage Ratio	Eurocurrency Rate	Base Rate
1	≤ 2.0:1	1.75%	0.75%
2	> 2.0:1 and ≤ 2.5:1	2.00%	1.00%
3	> 2.5:1 and ≤ 3.0:1	2.25%	1.25%
4	> 3.0:1	2.50%	1.50%
     (c) with respect to (x) any 2012 Multicurrency Revolving Credit Loans and any 2012 US Dollar Revolving Credit Loans, (y) the facility fee to be paid pursuant to Section 2.10(a) (as used below, the “Facility Fee”) in respect of any 2012 Multicurrency Revolving Credit Commitments and any 2012 US Dollar Revolving Credit Commitments and (z) the Letter of Credit fee (the “L/C Fee”) in respect of any 2012 Multicurrency Revolving Credit Commitments, the following percentages per annum based upon the Leverage Ratio as set forth below:

2012 Multicurrency Revolving Credit Facility and 2012 US Dollar Revolving Credit Facility
		Eurocurrency Rate/
Pricing Level	Leverage Ratio	L/C Fee	Base Rate	Facility Fee
1	≤ 2.0:1	0.60%	0%	0.15%
2	> 2.0:1 and ≤ 2.5:1	0.70%	0%	0.175%
3	> 2.5:1 and ≤ 3.25:1	0.80%	0%	0.20%
4	> 3.25:1	1.00%	0%	0.25%
     (d) with respect to (x) any 2014 Multicurrency Revolving Credit Loans and any 2014 US Dollar Revolving Credit Loans, (y) the unused commitment fee to be paid pursuant to Section 2.10(b) (as used below, the “Commitment Fee”) in respect of any 2014 Multicurrency Revolving Credit Commitments and any 2014 US Dollar Revolving Credit Commitments and (z) the L/C Fee in respect of any 2014 Multicurrency Revolving Credit Commitments, (i) until and including December 31, 2010, the percentages per annum set forth below for Pricing Level 4 and (ii) thereafter, the following percentages per annum based upon the Leverage Ratio as set forth below:

2014 Multicurrency Revolving Credit Facility and 2014 US Dollar Revolving Credit Facility
		Eurocurrency Rate/
Pricing Level	Leverage Ratio	L/C Fee	Base Rate	Commitment Fee
1	≤ 2.0:1	1.75%	0.75%	0.375%
2	> 2.0:1 and ≤ 2.5:1	2.00%	1.00%	0.50%
3	> 2.5:1 and ≤ 3.0:1	2.25%	1.25%	0.50%
4	> 3.0:1	2.50%	1.50%	0.50%
     (e) with respect to LCPI Loans, (i) until and including December 31, 2010, the percentages per annum set forth below for Pricing Level 4 and (ii) thereafter, the following percentages per annum based upon the Leverage Ratio as set forth below:

LCPI Loans
Pricing Level	Leverage Ratio	Eurocurrency Rate	Base Rate
1	≤ 2.0:1	1.75%	0.75%
2	> 2.0:1 and ≤ 2.5:1	2.00%	1.00%
3	> 2.5:1 and ≤ 3.0:1	2.25%	1.25%
4	> 3.0:1	2.50%	1.50%
Any increase or decrease in the Applicable Margin resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance

Certificate is delivered pursuant to Section 6.02(b); provided that at the option of the Administrative Agent or the Required Lenders, Pricing Level 4 shall apply (1) as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply) and (2) as of the first Business Day after an Event of Default set forth in Section 8.01(a) or 8.01(f) shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply).
     “Applicable Time” means, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the L/C Issuer, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.
     “Applicant Borrower” has the meaning specified in Section 2.15(a).
     “Appropriate Lender” means, at any time, (a) with respect to Loans of any Class and Tranche (or Series thereof, if applicable), the Lenders of such Class and Tranche (and Series, as applicable), (b) with respect to the Letter of Credit Sublimit, (i) the L/C Issuer and (ii) if any Letters of Credit have been issued pursuant to Section 2.04, the Multicurrency Revolving Credit Lenders, (c) with respect to the Swing Line Facility, (i) the Swing Line Lenders and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.05, the Multicurrency Revolving Credit Lenders, (d) with respect to Revolving Credit Loans of any Tranche (or Series thereof), the Lenders of such Tranche (or Series thereof) and (e) with respect to Term Loans of any Tranche (or Series thereof), the Lenders of such Tranche (or Series thereof).
     “Approved Foreign Bank” has the meaning specified in clause (k) of the definition of “Cash Equivalents”.
     “Approved Fund” means any Fund that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender.
     “Arrangers” means J.P. Morgan Securities Inc., Banc of America Securities LLC and Wells Fargo Securities, LLC, each in its capacity as a joint lead arranger and joint book running manager of the Facilities.
     “Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.
     “Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit F.

     “Attorney Costs” means and includes all reasonable fees, expenses and disbursements of any law firm or other external counsel.
     “Attributable Indebtedness” means, on any date, in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.
     “Australian Dollar” means the lawful currency of the Commonwealth of Australia.
     “Australian Dollar Sublimit” means an amount equal to $175,000,000. The Australian Dollar Sublimit is part of, and not in addition to, the Multicurrency Revolving Credit Facility.
     “Auto-Renewal Letter of Credit” has the meaning specified in Section 2.04(b)(iii).
     “Bank of America” means Bank of America, N.A. and its successors.
     “Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.
     “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by JPMCB as its “prime rate” and (c) the Eurocurrency Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%. The “prime rate” is a rate set by JPMCB based upon various factors including JPMCB’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by JPMCB shall take effect at the opening of business on the day specified in the public announcement of such change.
     “Base Rate Committed Loan” means a Committed Loan that is a Base Rate Loan.
     “Base Rate Loan” means a Loan that bears interest based on the Base Rate. All Base Rate Loans shall be denominated in Dollars.

     “Bid Borrowing” means a borrowing consisting of simultaneous Bid Loans of the same Type from each of the Lenders whose offer to make one or more Bid Loans as part of such borrowing has been accepted under the auction bidding procedures described in Section 2.03.
     “Bid Loan” has the meaning specified in Section 2.03(a).
     “Bid Loan Lender” means, in respect of any Bid Loan, the Lender making such Bid Loan to the Borrower.
     “Bid Request” means a written request for one or more Bid Loans substantially in the form of Exhibit B-1.
     “Borrowers” has the meaning specified in the introductory paragraph to this Agreement.
     “Borrower Materials” has the meaning specified in Section 6.02.
     “Borrowing” means a Revolving Credit Borrowing, a Bid Borrowing, a Swing Line Borrowing, a Term Borrowing or a LCPI Loan, as the context may require.
     “Brazilian Joint Venture” means that joint venture among Certegy LTDA, Banco Bradesco S.A. and Banco ABN AMRO Real S.A. and any future members.
     “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office with respect to Obligations denominated in Dollars is located and:
     (a) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurocurrency Rate Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank eurodollar market;
     (b) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Eurocurrency Rate Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means a TARGET Day;
     (c) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euro, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency; and
     (d) if such day relates to any fundings, disbursements, settlements and payments in a currency other than Dollars or Euro in respect of a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euro, or any other dealings in any currency other than Dollars or Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.
     “Capital Expenditures” means, without duplication, any expenditure for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP.
     “Capital Leasing” means FIS Capital Leasing, Inc.
     “Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases on a balance sheet of the lessee.
     “Cash Collateral” has the meaning specified in Section 2.04(g).
     “Cash Collateral Account” means a deposit account at the Administrative Agent in the name of the Administrative Agent and under the sole dominion and control of the Administrative Agent, and otherwise established in a manner satisfactory to the Administrative Agent.
     “Cash Collateralize” has the meaning specified in Section 2.04(g).
     “Cash Equivalents” means any of the following types of Investments, to the extent owned by the Company or any of its Restricted Subsidiaries:
     (a) operating deposit accounts maintained by the Restricted Companies;
     (b) securities issued or unconditionally guaranteed by the United States government or any agency or instrumentality thereof having maturities of not more than 12 months from the date of acquisition thereof or other durations approved by the Administrative Agent;
     (c) securities issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof having maturities of not more than 12 months from the date of acquisition thereof or other durations approved by the Administrative Agent and, at the time of acquisition, having a rating of at least “A-2” or “P-2” (or long-term ratings of at least “A3” or “A-”) from either S&P or Moody’s, or, with respect to municipal bonds, a rating of at least MIG 2 or VMIG 2 from Moody’s (or the equivalent thereof);
     (d) commercial paper issued by any Lender that is a commercial bank or any bank holding company owning any Lender;
     (e) commercial paper maturing not more than 12 months after the date of creation thereof or other durations approved by the Administrative Agent and, at the time of acquisition, having a rating of at least A-1 or P-1 from either S&P or Moody’s and commercial paper maturing not more than 90 days after the creation thereof and, at the time of acquisition, having a rating of at least A-2 or P-2 from either S&P or Moody’s;
     (f) domestic and eurodollar time deposits, certificates of deposit or bankers’ acceptances maturing no more than one year after the date of acquisition thereof or other durations approved by the Administrative Agent which are either issued by any Lender or any other banks having combined capital and surplus of not less than $100,000,000 (or in the case of foreign banks, the Dollar equivalent thereof) or are insured by the Federal Deposit Insurance Corporation for the full amount thereof;
     (g) repurchase agreements with a term of not more than 30 days for, and secured by, underlying securities of the type without regard to maturity described in clauses (b), (c) and (f) above entered into with any bank meeting the qualifications specified in clause (f) above or securities dealers of recognized national standing;
     (h) shares of investment companies that are registered under the Investment Company Act of 1940 and invest solely in one or more of the types with regard to maturity of securities described in clauses (b) through (g) above;
     (i) asset-backed securities and corporate securities that are eligible for inclusion in money market funds;
     (j) fixed maturity securities which are rated BBB- and above by S&P or Baa3 and above by Moody’s; provided that the aggregate amount of Investments by any Person in fixed maturity securities which are rated BBB+, BBB or BBB- by S&P or Baa1, Baa2 or Baa3 by Moody’s shall not exceed 10% of the aggregate amount of Investments in fixed maturity securities by such Person; and
     (k) solely with respect to any Foreign Subsidiary, non-Dollar denominated (i) certificates of deposit of, bankers acceptances of, or time deposits with, any commercial bank which is organized and existing under the laws of the country in which such Foreign Subsidiary maintains its chief executive office and principal place of business provided such country is a member of the Organization for Economic Cooperation and Development, and whose short-term commercial paper rating from S&P is at least “A-1” or the equivalent thereof or from Moody’s is at least “P-1” or the equivalent thereof (any such bank being an “Approved Foreign Bank”) and maturing within 12 months of the date of acquisition or other durations approved by the Administrative Agent and (ii) (A) equivalents of demand deposit accounts which are maintained with an Approved Foreign Bank or (B) other temporary investments (with maturities less than 12 months or other durations approved by the Administrative Agent) of a non-speculative nature which are made with preservation of principal as the primary objective and in each case in accordance with normal investment practices for cash management of such Foreign Subsidiaries.
     “Cash Management Obligations” has the meaning set forth in the Pledge Agreement.

     “Cash Management Practices” means the cash, Cash Equivalent and short-term investment management practices of the Consolidated Companies as approved by the board of directors or chief financial officer of the Company from time to time, including any Indebtedness of the Consolidated Companies having a maturity of 92 days or less representing borrowings from any financial institution with which the Consolidated Companies have a depository or other investment relationship in connection with such practices (or any Affiliate of such financial institution), which borrowings may be secured by the cash, Cash Equivalents and other short-term investments purchased by the relevant Consolidated Company with the proceeds of such borrowings.
     “Cash on Hand” means, on any day, the sum of the amount of cash, Cash Equivalents and other short-term investments of the Consolidated Companies as set forth on the balance sheet of the Consolidated Companies on the last day of each calendar month ending during the four fiscal quarters most recently ended on or prior to such day, divided by twelve (it being understood that such amount shall exclude in any event any cash and Cash Equivalents identified on such balance sheet as “restricted” or otherwise subject to a security interest in favor of any other Person (other than non-consensual Liens permitted under Section 7.01).
     “Casualty Event” means any event that gives rise to the receipt by the Company or Restricted Subsidiary of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property.
     “Change of Control” means the earliest to occur of (a) (i) a “person” or “group” (as such terms are used in Sections 13(d) and 14(d)(2) of the 1934 Act, but excluding any employee benefit plan of such person and its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), shall become the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the 1934 Act), directly or indirectly, of more than 35% of the then outstanding voting stock of the Company, and (ii) during any period of twelve consecutive months, the board of directors of the Company shall cease to consist of a majority of the Continuing Directors; and
     (b) any “Change of Control” (or any comparable term) in any document pertaining to any Permitted Subordinated Indebtedness with an aggregate outstanding principal amount in excess of the Threshold Amount.
     “Class” (a) when used with respect to Lenders, refers to whether such Lenders are Term Lenders of any Tranche, Revolving Credit Lenders of any Tranche or LCPI Loan Lenders, (b) when used with respect to Commitments, refers to whether such Commitments are Term Commitments of any Tranche or Revolving Credit Commitments of any Tranche and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Term Loans of any Tranche, Revolving Credit Loans of any Tranche or LCPI Loans.
     “Code” means the U.S. Internal Revenue Code of 1986.

     “Collateral” means all of the “Collateral” referred to in the Collateral Documents and all of the other property and assets that are or are required under the terms hereof or of the Collateral Documents to be subject to Liens in favor of the Collateral Agent for the benefit of the Secured Parties.
     “Collateral Agent” means JPMCB in its capacity as collateral agent, or any successor collateral agent.
     “Collateral Documents” means, collectively, the Pledge Agreement and any other documents granting a Lien upon the Collateral as security for payment of the Secured Obligations.
     “Commitment” means a Term Commitment or Revolving Credit Commitment, as the context may require.
     “Committed Borrowing” means a borrowing consisting of simultaneous Committed Loans of the same Type, Class and Tranche (and, if applicable, Series thereof), in the same currency and, in the case of Eurocurrency Rate Committed Loans, having the same Interest Period.
     “Committed Loan” means a Term Loan, a Revolving Credit Loan or an LCPI Loan.
     “Committed Loan Notice” means a notice of (a) a Committed Borrowing, (b) a conversion of Committed Loans from one Type to the other or (c) a continuation of Eurocurrency Rate Committed Loans, pursuant to Section 2.02, which, if in writing, shall be substantially in the form of Exhibit A.
     “Commitment Increase and Joinder Agreement” has the meaning specified in Section 2.16(d).
     “Company” has the meaning specified in the introductory paragraph of this Agreement.
     “Compensation Period” has the meaning specified in Section 2.13(b)(ii).
     “Compliance Certificate” means a certificate substantially in the form of Exhibit E.
     “Consolidated Companies” means the Company and its Consolidated Subsidiaries.
     “Consolidated EBITDA” means, as of any date for the applicable period ending on such date with respect to any Person and its Subsidiaries on a consolidated basis, the sum of (a) Consolidated Net Income, plus (b) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for, without duplication,
     (i) total interest expense,
     (ii) income, franchise and similar taxes,

     (iii) depreciation and amortization expense (including amortization of intangibles, goodwill and organization costs),
     (iv) letter of credit fees,
     (v) non-cash expenses resulting from any employee benefit or management compensation plan or the grant of stock and stock options to employees of the Company or any of its Subsidiaries pursuant to a written plan or agreement or the treatment of such options under variable plan accounting,
     (vi) all extraordinary charges,
     (vii) non-cash amortization (or write offs) of financing costs (including debt discount, debt issuance costs and commissions and other fees associated with Indebtedness, including the Loans) of such Person and its Subsidiaries,
     (viii) cash expenses incurred in connection with the Transaction, the Metavante Transaction or, to the extent permitted hereunder, any Investment permitted under Section 7.02 (including any Permitted Acquisition), Equity Issuance or Debt Issuance (in each case, whether or not consummated),
     (ix) any losses realized upon the Disposition of property or assets outside of the ordinary course of business,
     (x) to the extent actually reimbursed, expenses incurred to the extent covered by indemnification provisions in any agreement in connection with a Permitted Acquisition,
     (xi) to the extent covered by insurance, expenses with respect to liability or casualty events or business interruption,
     (xii) management fees permitted under Section 7.08(d),
     (xiii) any non-cash purchase accounting adjustment and any non-cash write-up, write-down or write-off with respect to re-valuing assets and liabilities in connection with the Metavante Transaction or any Investment permitted under Section 7.02(including any Permitted Acquisition),
     (xiv) non-cash losses from Joint Ventures and non-cash minority interest reductions,
     (xv) fees and expenses in connection with exchanges or refinancings permitted by Section 7.11,
     (xvi) (A) non-cash, non-recurring charges with respect to employee severance, (B) other non-cash, non-recurring charges so long as such charges described in this clause (B) do not result in a cash charge in a future period (except as permitted under clause (xvi)(C)) and (C) non-recurring charges other than those referred to in clauses (A) and

(B) so long as such charges described in this clause (C) do not exceed $30,000,000 during any fiscal year, and
     (xvii) other expenses and charges of such Person and its Subsidiaries reducing Consolidated Net Income which do not represent a cash item in such period or any future period; minus
     (c) an amount which, in the determination of Consolidated Net Income, has been included for
     (i) (A) non-cash gains (other than with respect to cash actually received) and (B) all extraordinary gains, and
     (ii) any gains realized upon the Disposition of property outside of the ordinary course of business, and
     (d) excluding the effects of
     (i) any unrealized losses or gains in respect of Swap Contracts, and
     (ii) any losses or gains in respect of purchase accounting adjustments for earnout obligations arising from acquisitions, all as determined in accordance with GAAP.
     “Consolidated Interest Charges” means, as of any date for the applicable period ending on such date with respect to any Person and its Subsidiaries on a consolidated basis, the amount payable with respect to such period in respect of (a) total interest expense payable in cash plus pay-in-kind interest in respect of Indebtedness (other than Specified Non-Recourse Indebtedness) of the type set forth in clause (a) of the definition thereof (including the interest component under Capitalized Leases, but excluding, to the extent included in interest expense, (i) fees and expenses associated with the consummation of the Transaction, (ii) annual agency fees paid to the Administrative Agent, (iii) costs associated with obtaining Swap Contracts, (iv) fees and expenses associated with any Investment permitted under Section 7.02, Equity Issuance or Debt Issuance (whether or not consummated) and (v) amortization of deferred financing costs), minus (b) interest income with respect to Cash on Hand of such Person and its Subsidiaries earned during such period, in each case as determined in accordance with GAAP.
     “Consolidated Net Income” means, as of any date for the applicable period ending on such date with respect to any Person and its Subsidiaries on a consolidated basis, net income (excluding, without duplication, (i) extraordinary items and (ii) any amounts attributable to Investments in any Joint Venture to the extent that (A) such amounts were not earned by such Joint Venture during the applicable period, (B) there exists any legal or contractual encumbrance or restriction on the ability of such Joint Venture to pay dividends or make any other distributions in cash on the Equity Interests of such Joint Venture held by such Person and its Subsidiaries, but only to the extent so encumbered or restricted or (C) such Person does not have the right to receive or the ability to cause to be distributed its pro rata share of all earnings of such Joint Venture) as determined in accordance with GAAP; provided that Consolidated Net Income for any such period shall not include (w) the cumulative effect of a change in accounting principles during such period, (x) any net after-tax income or loss (less all fees and expenses or charges relating thereto) attributable to the early extinguishment of indebtedness, (y) any non-cash charges resulting from mark-to-market accounting relating to Equity Interests and (z) any non-cash impairment charges resulting from the application of Statement of Financial Accounting Standards No. 142 — Goodwill and Other Intangibles and No. 144 — Accounting for the Impairment or Disposal of Long-Lived Assets and the amortization of intangibles including arising pursuant to Statement of Financial Accounting Standards No. 141 — Business Combinations.
     “Consolidated Shareholders’ Equity” means, as of any date of determination, the consolidated shareholders’ equity of the Company and its Subsidiaries that would be reported as shareholders’ equity on a consolidated balance sheet of the Company and its Subsidiaries prepared as of such date in accordance with GAAP.
     “Consolidated Subsidiaries” means, with respect to any Person at any time, all Subsidiaries of such Person that would be consolidated in the financial statements of such Person on such date prepared in accordance with GAAP, but excluding any such consolidated Subsidiary of such Person that would not be so consolidated but for the effect of FIN 46.
     “Continuing Directors” shall mean the directors of the Company on the Restatement Effective Date, and each other director, if, in each case, such other directors’ nomination for election to the board of directors of the Company is recommended by a majority of the then Continuing Directors.
     “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.
     “Control” has the meaning specified in the definition of “Affiliate.”
     “Conversion Agreement” means a Conversion Agreement substantially in the form of Exhibit N.
     “Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.
     “Credit Party” means the Administrative Agent, the L/C Issuer, any Swing Line Lender or any other Lender.
     “Debt Issuance” means the issuance by any Person and its Subsidiaries of any Indebtedness for borrowed money.
     “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief

Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
     “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.
     “Default Rate” means an interest rate equal to (a) the Base Rate plus (b) the Applicable Margin, if any, applicable to Base Rate Loans plus (c) 2.0% per annum; provided that with respect to a Eurocurrency Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Margin and any Mandatory Cost) otherwise applicable to such Loan plus 2.0% per annum, in each case, to the fullest extent permitted by applicable Laws.
     “Defaulting Lender” means any Lender that (a) has failed, within one Business Day of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in L/C Obligations or Swing Line Obligations or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless (A) in the case of clause (i) above, such Lender notifies the Administrative Agent and the Company in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied or (B) in the case of clause (iii) above, such Lender notifies the Administrative Agent and the Company in writing that the failure to pay such other amount is the subject of a good faith dispute, (b) has notified the Company or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by a Credit Party or the Company, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding L/C Obligations and Swing Line Obligations under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s and the Company’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of a Bankruptcy Event, provided, however that from and after the Restatement Effective Date, LCPI shall not be deemed a Defaulting Lender pursuant to this clause (d) or as a result of any other action taken or not taken by LCPI prior to the Restatement Effective Date.
     “Designated Borrower” has the meaning specified in the introductory paragraph hereto.
     “Designated Borrower Notice” has the meaning specified in Section 2.15(a).
     “Designated Borrower Request and Assumption Agreement” has the meaning specified in Section 2.15(a).

     “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition of any property by any Person (including any sale and leaseback transaction and any sale of Equity Interests, but excluding any issuance by such Person of its own Equity Interests), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.
     “Disqualified Equity Interests” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, (b) is redeemable at the option of the holder thereof, in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the stated maturity date for the latest maturing Tranche of Term Loans outstanding on the date of issuance of such Equity Interest).
     “Dissenting Lenders” has the meaning specified in Section 11.01(f).
     “Documentation Agents” means Wells Fargo Bank, National Association, BNP Paribas, Royal Bank of Scotland PLC, SunTrust Bank and US Bank, National Association, as documentation agents under this Agreement.
     “Dollar” and “$” means lawful money of the United States.
     “Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency.
     “Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States, any state thereof or the District of Columbia.
     “Eligible Assignee” means (a) in the case of any assignment of a Term Loan or an LCPI Loan, (i) a Lender, (ii) an Affiliate of a Lender, (iii) an Approved Fund and (iv) any other Person (other than a natural person) approved by (A) the Administrative Agent and (B) unless an Event of Default has occurred and is continuing under Section 8.01(a) or 8.01(f), the Company (each such approval not to be unreasonably withheld or delayed) and (b) in the case of any assignment of a Revolving Credit Commitment, any Person (other than a natural person) approved by (A) the Administrative Agent, (B) the L/C Issuer, (C) the Swing Line Lenders and (D) unless (x) such assignment is to a Revolving Credit Lender (who is not then a Defaulting Lender) or an Affiliate of a Revolving Credit Lender (who is not then a Defaulting Lender) if such Affiliate is a bank having a combined capital and surplus of not less than $100,000,000 (or in the case of foreign banks, the Dollar equivalent thereof) or (y) an Event of Default has occurred and is continuing under Section 8.01(a) or 8.01(f), the Company (each such approval not to be unreasonably withheld or delayed).

     “EMU” means the economic and monetary union in accordance with the Treaty of Rome 1957, as amended by the Single European Act 1986, the Maastricht Treaty of 1992 and the Amsterdam Treaty of 1998.
     “EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.
     “Environmental Laws” means any and all applicable Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.
     “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Restricted Company resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
     “Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities).
     “Equity Issuance” means any issuance for cash by any Person and its Subsidiaries to any other Person of (a) its Equity Interests, (b) any of its Equity Interests pursuant to the exercise of options or warrants, (c) any of its Equity Interests pursuant to the conversion of any debt securities to equity or (d) any options or warrants relating to its Equity Interests. A Disposition shall not be deemed to be an Equity Issuance.
     “ERISA” means the Employee Retirement Income Security Act of 1974.
     “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).
     “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by a Borrower or any ERISA

Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums not yet due or premiums due but not yet delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.
     “Euro” and “EUR” mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation.
     “Eurocurrency Bid Margin” means the margin above or below the Eurocurrency Rate to be added to or subtracted from the Eurocurrency Rate, which margin shall be expressed in multiples of 1/100th of one basis point.
     “Eurocurrency Margin Bid Loan” means a Bid Loan that bears interest at a rate based upon the Eurocurrency Rate.
     “Eurocurrency Rate” means, for any Interest Period with respect to any Eurocurrency Rate Loan:
     (a) the rate per annum equal to the rate determined by the Administrative Agent to be the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time), for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or
     (b) if the rate referenced in the preceding clause (a) is not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in the relevant currency for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted by JPMCB and with a term equivalent to such Interest Period would be offered by JPMCB’s London Branch to major banks in the London or other offshore interbank market for such currency at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.
     “Eurocurrency Rate Committed Loan” means a Committed Loan that bears interest at a rate based on the Eurocurrency Rate. Eurocurrency Rate Committed Loans that are Revolving Credit Loans may be denominated in Dollars or in an Alternative Currency. Eurocurrency Rate Committed Loans that are Term Loans may be denominated only in Dollars.
     “Eurocurrency Rate Loan” means a Eurocurrency Rate Committed Loan or a Eurocurrency Margin Bid Loan.

     “Eurocurrency Rate Revolving Credit Loan” means a Eurocurrency Rate Loan that is a Revolving Credit Loan.
     “Event of Default” has the meaning specified in Section 8.01.
     “Excess Cash Flow” means for any fiscal year of the Company, the excess, if any, of:
     (a) the sum, without duplication, of
     (i) Consolidated Net Income for such fiscal year,
     (ii) the amount of all non-cash charges (including depreciation and amortization) deducted in arriving at such Consolidated Net Income,
     (iii) decreases in Working Capital for such fiscal year, and
     (iv) the aggregate net amount of non-cash loss on the disposition of property by the Company and its Subsidiaries during such fiscal year other than sales of inventory in the ordinary course of business), to the extent deducted in arriving at such Consolidated Net Income;
     minus
     (b) the sum, without duplication, of
     (i) the amount of all non-cash credits included in arriving at such Consolidated Net Income,
     (ii) Capital Expenditures and Permitted Acquisitions (including any earnout or other payments made with respect to such Permitted Acquisitions) made in cash to the extent not financed with (x) the proceeds of long-term Indebtedness (other than the Obligations) or (y) the proceeds of asset Dispositions and Casualty Events referred to in clause (b)(vi) below for such fiscal year or any prior fiscal year,
     (iii) the aggregate amount of all regularly scheduled principal payments of Indebtedness (including the Term Loans and Capitalized Leases) of the Company and its Subsidiaries made during such fiscal year (other than in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder),
     (iv) increases in Working Capital for such fiscal year,
     (v) the aggregate net amount of non-cash gain on the disposition of property by the Company and its Subsidiaries during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent included in arriving at such Consolidated Net Income,

     (vi) proceeds of all Dispositions of assets pursuant to Sections 7.05(l)(ii), 7.05(q) or 7.05(s) and proceeds of all Casualty Events, in each case received in such fiscal year and to the extent included in arriving at such Consolidated Net Income,
     (vii) proceeds received by the Restricted Companies from insurance claims (including, without limitation, with respect to casualty events, business interruption or product recalls) which reimburse prior business expenses, to the extent included in arriving at such Consolidated Net Income,
     (viii) cash payments made in satisfaction of non-current liabilities,
     (ix) cash fees and expenses incurred in connection with any Investment permitted under Section 7.02, Equity Issuance or Debt Issuance (whether or not consummated), and
     (x) cash indemnity payments received pursuant to indemnification provisions in any agreement in connection with any Permitted Acquisition or any other Investment permitted hereunder.
     “Extension Agreement” means an Extension Agreement substantially in the form of Exhibit M.
     “Facility” means the Term A Facility, Term A-1 Facility, the Term A-2 Facility, any other Term Facility, the Revolving Credit Facility, the US Dollar Revolving Credit Facility, the Multicurrency Revolving Credit Facility, the 2012 US Dollar Revolving Credit Facility, the 2012 Multicurrency Revolving Credit Facility, the 2014 US Dollar Revolving Credit Facility, the 2014 Multicurrency Revolving Credit Facility, the LCPI Loan Facility, the Swing Line Sublimit or the Letter of Credit Sublimit, as the context may require.
     “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the immediately preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to JPMCB on such day on such transactions as determined by the Administrative Agent.
     “Fee Letters” means, collectively, (i) the letter agreement dated June 21, 2010, between the Company and the Administrative Agent and (ii) the letter agreement dated June 21, 2010 and as amended on June 25, 2010, between the Company and the Arrangers.

     “FNF” means an entity formerly known as Fidelity National Financial, Inc., a Delaware corporation, which entity was at one time prior to the Original Closing Date, the parent of all of the other entities included in the Consolidated Companies.
     “Foreign Lender” means, with respect to any Borrower, any Lender that is organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.
     “Foreign Subsidiary” means any direct or indirect Subsidiary of the Company which is not a Domestic Subsidiary.
     “FRB” means the Board of Governors of the Federal Reserve System of the United States.
     “Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit.
     “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.
     “Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
     “Granting Lender” has the meaning specified in Section 11.07(i).
     “Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such

Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Restatement Effective Date or entered into in connection with any acquisition or Disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.
     “Guaranteed Obligations” means (a) in respect of the Guarantee by each Borrower set forth in Article 10 of this Agreement, (i) all Obligations of each other Borrower, (ii) all Secured Hedging Obligations of each other Loan Party and (iii) all Cash Management Obligations of each other Loan Party and (b) in respect of the Subsidiary Guaranty of any Subsidiary Guarantor, (i) all Obligations of each other Loan Party, (ii) all Secured Hedging Obligations of each other Loan Party and (iii) all Cash Management Obligations of each other Loan Party, in each case of the obligations described in clauses (a) and (b) above, now or hereafter existing (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, fees, indemnities, contract causes of action, costs, expenses or otherwise.
     “Guarantor Party” has the meaning set forth in Section 10.01.
     “Guarantors” means, collectively, (i) each Guarantor Party and (ii) each Subsidiary Guarantor (with each Subsidiary Guarantor as of the Restatement Effective Date listed on Schedule 1.01B).
     “Guaranty” means, collectively, (i) the Guarantee by the Company and each other Borrower set forth in Article 10 of this Agreement and (ii) each Subsidiary Guaranty.
     “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law as hazardous, toxic, pollutants or contaminants or words of similar meaning or effect.
     “Hedge Agreement” means any Swap Contract permitted under Article 6 or 7 that is entered into by and between the Company or any of its Subsidiaries and any Hedge Bank.
     “Hedge Bank” means any Person that is, at the time a Hedge Agreement is entered into, a Lender or an Affiliate of a Lender, in its capacity as a party to such Hedge Agreement.
     “Historical Financial Statements” has the meaning specified in Section 5.05(a).
     “Honor Date” has the meaning specified in Section 2.04(c)(i).

     “Immaterial Subsidiaries” means, as of any date of determination, those Restricted Subsidiaries that, individually or collectively, for the four fiscal quarter period ended most recently prior to such date of determination did not generate more than 10% of the Consolidated EBITDA of the Restricted Companies. No Borrower shall be deemed to be an Immaterial Subsidiary.
     “Included Debt” has the meaning specified in the proviso to Section 7.03.
     “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:
     (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments or agreements;
     (b) the maximum available amount of all letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person;
     (c) net obligations of such Person under Swap Contracts (with the amount of such net obligations being deemed to be the aggregate Swap Termination Value thereof as of such date);
     (d) all obligations of such Person to pay the deferred purchase price of property or services (other than (i) trade accounts payable in the ordinary course of business, (ii) any earn-out obligation until such obligation appears in the liabilities section of the balance sheet of such Person, and (iii) any earn-out obligation that appears in the liabilities section of the balance sheet of such Person, to the extent (A) such Person is indemnified for the payment thereof by a solvent Person reasonably acceptable to the Administrative Agent or (B) amounts to be applied to the payment therefor are in escrow);
     (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;
     (f) all Attributable Indebtedness;
     (g) all obligations of such Person in respect of Disqualified Equity Interests;
     (h) indebtedness or similar financing obligations of such Person under any Securitization Financing; and
     (i) all Guarantees of such Person in respect of any of the foregoing paragraphs.

     For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is non-recourse to such Person. The amount of Indebtedness of any Person for purposes of clause (e) above shall be deemed to be equal to the lesser of (x) the aggregate unpaid amount of such Indebtedness and (y) the fair market value of the property encumbered thereby as determined by such Person in good faith.
     “Indemnified Liabilities” has the meaning set forth in Section 11.05.
     “Indemnitees” has the meaning set forth in Section 11.05.
     “Information” has the meaning specified in Section 11.09.
     “Interest Coverage Ratio” means, as of the end of any fiscal quarter of the Company for the four fiscal quarter period ending on such date, the ratio of (a) Consolidated EBITDA of the Company and its Subsidiaries for such period to (b) Consolidated Interest Charges of the Company and its Consolidated Subsidiaries for such period.
     “Interest Payment Date” means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date applicable to such Loan; provided that if any Interest Period for a Eurocurrency Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan or any Specified Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date applicable to such Loan.
     “Interest Period” means (a) as to each Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or (or in the case of any Eurocurrency Rate Committed Loan) converted to or continued as a Eurocurrency Rate Loan and ending on the date one week, two weeks, one month, two months, three months or six months thereafter, or to the extent available (as determined by each relevant Lender) to all relevant Lenders, nine or twelve months thereafter, as selected by the Company in its Committed Loan Notice or Bid Request, as the case may be (or, in the case of Eurocurrency Rate Committed Loans, such other period as agreed by the Company and all applicable Lenders); and (b) as to each Absolute Rate Loan, a period of not less than 14 days and not more than 180 days as selected by the Company in its Bid Request; provided that:
     (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Eurocurrency Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;
     (ii) other than with respect to one and two week Interest Periods, any Interest Period pertaining to a Eurocurrency Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
     (iii) no Interest Period shall extend beyond the Maturity Date applicable to such Loan.
     “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor incurs debt of the type referred to in clause (h) of the definition of “Indebtedness” set forth in this Section 1.01 in respect of such Person or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. For all purposes of this Agreement, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.
     “IRS” means the United States Internal Revenue Service.
     “Joint Venture” means (a) any Person which would constitute an “equity method investee” of the Company or any of its Subsidiaries, (b) any other Person designated by the Company in writing to the Administrative Agent (which designation shall be irrevocable) as a “Joint Venture” for purposes of this Agreement and at least 50% but less than 100% of whose Equity Interests are directly owned by the Company or any of its Subsidiaries, and (c) any Person in whom the Company or any of its Subsidiaries beneficially owns any Equity Interest that is not a Subsidiary.
     “JPMCB” means JPMorgan Chase Bank, N.A. and its successors.
     “Laws” means, collectively, all applicable international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.
     “L/C Advance” means, with respect to each Revolving Credit Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Pro Rata Share. All L/C Advances shall be denominated in Dollars.
     “L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Credit Borrowing. All L/C Borrowings shall be denominated in Dollars.

     “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.
     “L/C Issuer” means JPMCB or any other Revolving Credit Lender (or Affiliate thereof) that agrees in writing with the Company and the Administrative Agent to act as an L/C Issuer, in each case in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.
     “L/C Obligations” means, as at any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings.
     “LCPI” means Lehman Commercial Paper Incorporated.
     “LCPI Loan Facility” means, at any time, the aggregate amount of the LCPI Loans at such time.
     “LCPI Loan Lenders” means the holders of the LCPI Loans.
     “LCPI Loans” has the meaning specified in Section 2.01(h).
     “Leasing Companies” means Capital Leasing and its Subsidiaries.
     “Lender” has the meaning specified in the introductory paragraph to this Agreement and, as the context requires, includes the L/C Issuer, the Swing Line Lender and the LCPI Loan Lenders.
     “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrowers and the Administrative Agent.
     “Letter of Credit” means any letter of credit issued hereunder. A Letter of Credit may be a commercial letter of credit or a standby letter of credit. Letters of Credit may be issued in Dollars or in an Alternative Currency.
     “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.
     “Letter of Credit Expiration Date” means the day that is five days prior to the scheduled Maturity Date then in effect for the 2014 Multicurrency Revolving Credit Facility (or, if such day is not a Business Day, the next preceding Business Day).
     “Letter of Credit Sublimit” means, at any time, an amount equal to the lesser of (a) $250,000,000 and (b) the 2014 Multicurrency Revolving Credit Facility. The Letter of Credit Sublimit is part of, and not in addition to, the Multicurrency Revolving Credit Facility.
     “Leverage Ratio” means, as of the end of any fiscal quarter of the Company for the four fiscal quarter period ending on such date, the ratio of (a) Total Indebtedness on the last day of such period to (b) Consolidated EBITDA of the Consolidated Companies for such period; provided that the amount of Total Indebtedness determined pursuant to clause (a) above at any date shall be reduced (i) by the amount of any outstanding Swing Line Loans or Revolving Credit Loans drawn for the purpose of card settlements so long as (x) such Swing Line Loans and Revolving Credit Loans are repaid within three Business Days after the date on which such Loans were drawn and (y) the Company certifies as to the amount of such Swing Line Loans and Revolving Credit Loans and such repayment in the applicable Compliance Certificate and (ii) in the case of any such Indebtedness of a Majority-Owned Subsidiary, by an amount directly proportional to the amount (if any) by which Consolidated EBITDA determined pursuant to clause (b) above for such date was reduced (including through the calculation of Consolidated Net Income) by the elimination of a minority interest in such Majority-Owned Subsidiary owned by a Person other than a Consolidated Company.
     “Lien” means any mortgage, pledge, hypothecation, assignment for security, deposit arrangement for security, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capitalized Lease having substantially the same economic effect as any of the foregoing but excluding operating leases).
     “Loan” means an extension of credit by a Lender to a Borrower under Article 2 in the form of a Term Loan, a Revolving Credit Loan, a Bid Loan, a Swing Line Loan or an LCPI Loan.
     “Loan Documents” means, collectively, (a) this Agreement, (b) the Collateral Documents, (c) the Notes, (d) the Guaranty, (e) the Fee Letters, (f) each Letter of Credit Application, (g) each Designated Borrower Request and Assumption Agreement, (h) the Amendment and Restatement Agreement, (i) each Conversion Agreement, (j) each Extension Agreement and (k) each Commitment Increase and Joinder Agreement.
     “Loan Parties” means, collectively, the Company, each Guarantor and each Designated Borrower.
     “Majority-Owned Subsidiary” means a Consolidated Subsidiary that is not wholly-owned (directly or indirectly) by the Company.
     “Mandatory Cost” means, with respect to any period, the percentage rate per annum determined in accordance with Schedule 1.01A.
     “Material Adverse Effect” means (a) a material adverse effect on the business, assets, liabilities, results of operations, or financial position of the Company and its Subsidiaries, taken as a whole, (b) a material and adverse effect on the ability of any Loan Party to perform its obligations under the Loan Documents or (c) a material and adverse effect on the rights and remedies of the Lenders under the Loan Documents.
     “Material Companies” means the Company and all Restricted Subsidiaries (other than Immaterial Subsidiaries).

     “Maturity Date” means (a) with respect to (i) the Term A-1 Loans, (ii) the 2012 Multicurrency Revolving Credit Commitments and the 2012 Multicurrency Revolving Credit Loans and (iii) the 2012 US Dollar Revolving Credit Commitments and the 2012 US Dollar Revolving Credit Loans, January 18, 2012 (the “2012 Maturity Date”), (b) with respect to (i) the Term A-2 Loans, (ii) the 2014 Multicurrency Revolving Credit Commitments and the 2014 Multicurrency Revolving Credit Loans, (iii) the 2014 US Dollar Revolving Credit Commitments and the 2014 US Dollar Revolving Credit Commitments, (iv) the Bid Loans and (v) the LCPI Loans, July 18, 2014 (the “2014 Maturity Date”), and (c) with respect to any Additional Term Loan under an Additional Term Loan Tranche, such date (which shall be no earlier than July 18, 2014) as agreed by the Company and the applicable Lenders providing the additional Term Commitments in accordance with Section 2.16.
     “Maximum Rate” has the meaning specified in Section 11.11.
     “Metavante Credit Agreement” means that certain Credit Agreement dated as of November 1, 2007, as amended, among Metavante Corporation, Metavante Technologies, Inc., the lenders party thereto and JPMCB, as administrative agent.
     “Metavante Transaction” means the acquisition of Metavante Technologies, Inc. and its subsidiaries by the Company on October 1, 2009, and all action taken in connection therewith or related thereto, including, without limitation, the merger, debt exchange, debt modification, and securitization transactions associated therewith.
     “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.
     “Multicurrency Revolving Credit Borrowing” means a borrowing consisting of simultaneous Multicurrency Revolving Credit Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Multicurrency Revolving Credit Lenders pursuant to Section 2.01(b).
     “Multicurrency Revolving Credit Commitment” means each 2012 Multicurrency Revolving Credit Commitment with respect to 2012 Multicurrency Revolving Credit Lenders and each 2014 Multicurrency Revolving Credit Commitment with respect to 2014 Multicurrency Revolving Credit Lenders.
     “Multicurrency Revolving Credit Facility” means, at any time, the aggregate amount of the Multicurrency Revolving Credit Commitments at such time.
     “Multicurrency Revolving Credit Lender” means any 2012 Multicurrency Revolving Credit Lender and any 2014 Multicurrency Revolving Credit Lender.
     “Multicurrency Revolving Credit Loan” means any 2012 Multicurrency Revolving Credit Loan or any 2014 Multicurrency Revolving Credit Loan.
     “Multicurrency Revolving Credit Note” means a promissory note of a Borrower payable to any Multicurrency Revolving Credit Lender or its registered assigns, in substantially the form of Exhibit D-3 hereto, evidencing the aggregate indebtedness of such Borrower to such

Multicurrency Revolving Credit Lender resulting from the Multicurrency Revolving Credit Loans made by such Multicurrency Revolving Credit Lender.
     “Multicurrency Revolving Outstandings” means, with respect to any Multicurrency Revolving Credit Lender at any time, the sum of the aggregate Outstanding Amount of such Lender’s Multicurrency Revolving Credit Loans plus its Pro Rata Share of the Outstanding Amount of the L/C Obligations and the Swing Line Obligations.
     “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.
     “Net Cash Proceeds” means:
     (a) with respect to the Disposition of any asset by any Restricted Company or any Casualty Event, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such Disposition or Casualty Event (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received and, with respect to any Casualty Event, any insurance proceeds or condemnation awards in respect of such Casualty Event actually received by or paid to or for the account of such Restricted Company) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the asset subject to such Disposition or Casualty Event and that is repaid in connection with such Disposition or Casualty Event (other than Indebtedness under the Loan Documents), (B) the out-of-pocket expenses (including attorneys’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees) actually incurred by such Restricted Company in connection with such Disposition or Casualty Event, (C) taxes paid or reasonably estimated to be payable by such Restricted Company or any of the direct or indirect members thereof and attributable to such Disposition (including, in respect of any proceeds received in connection with a Disposition or Casualty Event of any asset of any Foreign Subsidiary, deductions in respect of withholding taxes that are or would be payable in cash if such funds were repatriated to the United States), (D) payments required to be made to holders of minority interests in Restricted Subsidiaries as a result of such Disposition, and (E) any reserve for adjustment in respect of (1) the sale price of such asset or assets established in accordance with GAAP and (2) any liabilities associated with such asset or assets and retained by such Restricted Company after such sale or other disposition thereof, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction and it being understood that “Net Cash Proceeds” shall include any cash or Cash Equivalents (I) received upon the Disposition of any non-cash consideration received by such Restricted Company in any such Disposition and (II) upon the reversal (without the satisfaction of any applicable liabilities in cash in a corresponding amount) of any reserve described in clause (E) of the preceding sentence or, if such liabilities have not been satisfied in cash and such reserve not reversed within 365 days after such Disposition or Casualty Event, the amount of such reserve; provided that (x) no proceeds realized in a single transaction or series of related transactions shall constitute Net Cash

Proceeds unless such proceeds shall exceed $5,000,000 and (y) no proceeds shall constitute Net Cash Proceeds under this clause (a) in any fiscal year until the aggregate amount of all such proceeds in such fiscal year shall exceed $25,000,000 (and thereafter only proceeds in excess of such amount shall constitute Net Cash Proceeds under this clause (a)); and
     (b) with respect to the incurrence or issuance of any Indebtedness by any Restricted Company, the excess, if any, of (i) the sum of the cash received in connection with such sale over (ii) the investment banking fees, underwriting discounts, commissions, costs and other out-of-pocket expenses and other customary expenses, incurred by such Restricted Company (or, in the case of taxes, any member thereof) in connection with such incurrence or issuance and, in the case of Indebtedness of any Foreign Subsidiary, deductions in respect of withholding taxes that are or would otherwise be payable in cash if such funds were repatriated to the United States.
     “Nonrenewal Notice Date” has the meaning specified in Section 2.04(b)(iii).
     “Note” means a Term Note or a Revolving Credit Note, as the context may require.
     “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.
     “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-US. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.
     “Original Closing Date” means January 18, 2007.
     “Original Credit Agreement” means the Credit Agreement dated as of January 18, 2007 (as amended, supplemented or otherwise modified from time to time prior to the Restatement Effective Date) among the Company, certain Subsidiaries of the Company party thereto, each

Lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and Bank of America, N.A., as Swing Line Lender
     “Other Taxes” has the meaning specified in Section 3.01(c).
     “Outstanding Amount” means (a) with respect to the Term Loans, Revolving Credit Loans and Swing Line Loans on any date, the principal amount thereof (or, in the case of the Revolving Credit Loans, the Dollar Equivalent amount thereof) after giving effect to any borrowings and prepayments or repayments of Term Loans, Revolving Credit Loans (including any refinancing of outstanding unpaid drawings under Letters of Credit or L/C Borrowings as a Revolving Credit Borrowing) and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the Dollar Equivalent amount of the aggregate outstanding amount thereof on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes thereto as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit (including any refinancing of outstanding unpaid drawings under Letters of Credit or L/C Credit Extensions as a Revolving Credit Borrowing) or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.
     “Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the Federal Funds Rate and (b) with respect to any amount denominated in an Alternative Currency, the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of JPMCB in the applicable offshore interbank market for such currency to major banks in such interbank market.
     “Participant” has the meaning specified in Section 11.07(f).
     “Participating Member State” means each state so described in any EMU Legislation.
     “PBGC” means the Pension Benefit Guaranty Corporation.
     “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Company or any ERISA Affiliate or to which the Company or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.
     “Perfection Certificate” means a certificate in form satisfactory to the Collateral Agent that provides information relating to Uniform Commercial Code filings of each Loan Party.
     “Permitted Acquisition” has the meaning specified in Section 7.02(h).
     “Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided that

(a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder or as otherwise permitted pursuant to Section 7.03, (b) such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended, (c) if the Indebtedness being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended, taken as a whole, (d) the terms and conditions (including, if applicable, as to collateral) of any such modified, refinanced, refunded, renewed or extended Indebtedness are not materially less favorable to the Loan Parties or the Lenders than the terms and conditions of the Indebtedness being modified, refinanced, refunded, renewed or extended, taken as a whole, (e) such modification, refinancing, refunding, renewal or extension is incurred by the Person who is the obligor (or another of the Restricted Companies, at the election of the Company; provided that if the obligor is a Loan Party, such other Restricted Company must also be a Loan Party) on the Indebtedness being modified, refinanced, refunded, renewed or extended, and such new or additional obligors as are or become Loan Parties in accordance with Section 6.12 and with respect to subordinated Indebtedness the obligations of such obligors shall be subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in documentation governing the Indebtedness, taken as a whole and (f) at the time thereof, no Event of Default shall have occurred and be continuing.
     “Permitted Senior Indebtedness” means any unsecured Indebtedness (other than Permitted Subordinated Indebtedness) that (a) is not scheduled to mature prior to the date that is 91 days after the stated maturity date for the latest maturing Tranche of Term Loans outstanding on the date of incurrence of such Permitted Senior Indebtedness, (b) has no scheduled amortization or payments of principal prior to the stated maturity date for the latest maturing Tranche of Term Loans outstanding on the date of incurrence of such Permitted Senior Indebtedness and (c) has mandatory prepayment, repurchase or redemption provisions no more onerous or expansive in scope, taken as a whole, than those contained in this Agreement for the Term Loans or are otherwise reasonably acceptable to the Administrative Agent.
     “Permitted Subordinated Indebtedness” means any unsecured Indebtedness that (a) is expressly subordinated to the prior payment in full in cash of the Obligations on terms not materially less favorable to the Lenders, taken as a whole, than the terms set forth on Exhibit J hereto or on such other terms as shall be reasonably acceptable to the Administrative Agent, (b) is not scheduled to mature prior to the date that is 91 days after the stated maturity date for the latest maturing Tranche of Term Loans outstanding on the date of incurrence of such Permitted Subordinated Indebtedness, (c) has no scheduled amortization or payments of principal prior to the stated maturity date for the latest maturing Tranche of Term Loans outstanding on the date of incurrence of such Permitted Subordinated Indebtedness, and (d) in the case of such Indebtedness (or series of related Indebtedness) in excess of the Threshold Amount, has mandatory prepayment, repurchase or redemption provisions no more onerous or expansive in scope, taken as a whole, than those contained in this Agreement for the Term Loans or are otherwise reasonably acceptable to the Administrative Agent.
     “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
     “Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA) maintained or sponsored by the Company or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.
     “Platform” has the meaning specified in Section 6.02.
     “Pledge Agreement” means that certain Pledge Agreement, dated as of September 12, 2007, among the Loan Parties and the Collateral Agent, substantially in the form of Exhibit L.
     “Pledge Agreement Supplement” has the meaning specified in the Pledge Agreement.
     “Pro Forma Basis”, “Pro Forma Compliance” and “Pro Forma Effect” means, for purposes of calculating compliance with the Leverage Ratio, the Senior Secured Leverage Ratio or each of the financial covenants set forth in Section 7.10, in each case in respect of a Specified Transaction, that such Specified Transaction and the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such covenant: (a) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction, (i) in the case of a Permitted Acquisition or Investment described in the definition of “Specified Transaction”, shall be included and (ii) in the case of a Specified Disposition described in the definition of “Specified Transaction”, shall be excluded, (b) any retirement of Indebtedness, and (c) any Indebtedness incurred or assumed by any Restricted Company in connection with such Specified Transaction, and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination; provided that the foregoing pro forma adjustments may be applied to the Leverage Ratio, the Senior Secured Leverage Ratio and the financial covenants set forth in Section 7.10 to the extent that such adjustments are consistent with the definition of Consolidated EBITDA and may take into account cost savings for which the necessary steps have been implemented or are reasonably expected to be implemented within twelve months after the closing of the applicable Permitted Acquisition.
     “Pro Rata Share” means, with respect to each Lender at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitments of such Lender under the applicable Facility or Facilities at such time and the denominator of which is the amount of the Aggregate Commitments under the applicable Facility or Facilities at such time; provided that in the case of Section 2.17 when a Defaulting Lender shall exist under the Multicurrency Revolving Credit Facility, “Pro Rata Share” shall mean the percentage of the total Multicurrency Revolving Credit Commitments (disregarding any Defaulting Lender’s Multicurrency Revolving Credit Commitment) represented by such Lender’s Multicurrency Revolving Credit Commitment.
     “Public Lender” has the meaning specified in Section 6.02.
     “Qualified Equity Interests” means Equity Interests of the Company other than Disqualified Equity Interests.
     “Register” has the meaning set forth in Section 11.07(e).
     “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30-day notice period has been waived.
     “Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Term Loans, Revolving Credit Loans or LCPI Loans, a Committed Loan Notice, (b) with respect to a Bid Loan, a Bid Request, (c) with respect to an L/C Credit Extension, a Letter of Credit Application, and (d) with respect to a Swing Line Loan, a Swing Line Loan Notice.
     “Required Lenders” means, as of any date of determination, Lenders having more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition), (b) aggregate unused Term Commitments, if any, and (c) aggregate unused Revolving Credit Commitments, if any; provided that the unused Term Commitment, unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders; provided further that Bid Loans shall not be included in the determination of Total Outstandings above except (x) for purposes of declaring Loans to be due and payable pursuant to Section 8.02 and (y) for all purposes after the Loans become due and payable pursuant to Section 8.02 or after the Aggregate Revolving Credit Commitments expire or terminate.
     “Responsible Officer” means the chief executive officer, president, any corporate executive vice president, chief financial officer, treasurer or assistant treasurer or other similar officer of a Loan Party (or any other person duly authorized by a Loan Party to act with respect to the Loan Documents on behalf of such Loan Party) and, as to any document delivered on the Restatement Effective Date, secretary or assistant secretary. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.
     “Restatement Effective Date” means the date on which all of the conditions to the effectiveness of the amendment and restatement of the Original Credit Agreement in the form of this Agreement, which are set forth in Section 8 of the Amendment and Restatement Agreement, are satisfied, which date is June 29, 2010.

     “Restatement Effective Date Forecasts” has the meaning specified in Section 5.05(c).
     “Restricted Companies” means the Company and its Restricted Subsidiaries, and “Restricted Company” means any of the foregoing.
     “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of any Restricted Company, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to the Company’s stockholders, partners or members (or the equivalent Persons thereof). The amount expended in any Restricted Payment, if other than in cash, will be deemed to be the fair market value of the relevant non-cash assets, as determined in good faith by the board of directors of the Company and evidenced by a board resolution.
     “Restricted Prepayment” has the meaning specified in Section 7.11.
     “Restricted Subsidiary” means any Subsidiary of the Company other than an Unrestricted Subsidiary (including in any event each Designated Borrower).
     “Revaluation Date” means (a) with respect to any Loan, each of the following: (i) each date of a Borrowing of a Eurocurrency Rate Loan denominated in an Alternative Currency, (ii) each date of a continuation of a Eurocurrency Rate Loan denominated in an Alternative Currency pursuant to Section 2.02, and (iii) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require; and (b) with respect to any Letter of Credit, each of the following: (i) each date of issuance of a Letter of Credit denominated in an Alternative Currency, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount), (iii) each date of any payment by the L/C Issuer under any Letter of Credit denominated in an Alternative Currency and (iv) such additional dates as the Administrative Agent or the L/C Issuer shall determine or the Required Lenders shall require.
     “Revolving Credit Borrowing” means a Multicurrency Revolving Credit Borrowing or a US Dollar Revolving Credit Borrowing, as the context may require.
     “Revolving Credit Commitment” means Multicurrency Revolving Credit Commitment or US Dollar Revolving Credit Commitment, as the context may require.
     “Revolving Credit Facility” means, collectively, the US Dollar Revolving Credit Facility and the Multicurrency Revolving Credit Facility.
     “Revolving Credit Lender” means a Multicurrency Revolving Credit Lender or a US Dollar Revolving Credit Lender, as the context may require.
     “Revolving Credit Loan” means any Multicurrency Revolving Credit Loan or any US Dollar Revolving Credit Loan.

     “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.
     “Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent or the L/C Issuer, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.
     “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.
     “Secured Hedging Obligations” has the meaning set forth in the Pledge Agreement.
     “Secured Obligations” has the meaning specified in the Pledge Agreement.
     “Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the Lenders, the Hedge Banks, the holders of Cash Management Obligations, the Supplemental Administrative Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.02.
     “Securitization Assets” means any accounts receivable, royalty or revenue streams, other financial assets, proceeds and books, records and other related assets incidental to the foregoing subject to a Securitization Financing.
     “Securitization Financing” has the meaning referred to in Section 7.03(v).
     “Securitization Vehicle” means one or more special purpose vehicles that are, directly or indirectly, wholly-owned Subsidiaries of the Company and are Persons organized for the limited purpose of entering into a Securitization Financing by purchasing, or receiving by way of capital contributions, sale or other transfer, assets from the Company and its Subsidiaries and obtaining financing for such assets from third parties, and whose structure is designed to insulate such vehicle from the credit risk of the Company.
     “Senior Notes” has the meaning specified in Section 7.03(y).
     “Senior Note Permitted Amount” means, at any time, the excess, if any, of (a) $3,400,000,000 over (b) the sum of (x) the aggregate amount of the Specified Term A-2 Loans established at or prior to such time pursuant to Section 2.16(a)(ii) and (y) the aggregate amount of the additional Term Commitments established at or prior to such time pursuant to Section 2.16(a)(i).
     “Senior Secured Leverage Ratio” means, as of any date of calculation required pursuant to Section 2.16(a)(i), the ratio of (a) Total Secured Indebtedness on such date of calculation to (b) Consolidated EBITDA of the Consolidated Companies for the four fiscal quarter period ending most recently prior to such date; provided that the amount of Total Secured Indebtedness determined pursuant to clause (a) above at any date shall be reduced (i) by the amount of any outstanding Swing Line Loans or Revolving Credit Loans drawn for the purpose of card settlements within three Business Days prior to such calculation date, with the Company certifying as to such amount and purpose) and (ii) in the case of any such Indebtedness of a Majority-Owned Subsidiary, by an amount directly proportional to the amount (if any) by which Consolidated EBITDA determined pursuant to clause (b) above for such date was reduced (including through the calculation of Consolidated Net Income) by the elimination of a minority interest in such Majority-Owned Subsidiary owned by a Person other than a Consolidated Company.
     “Series” means (a) when used with respect to Multicurrency Revolving Credit Lenders, Multicurrency Revolving Credit Commitments or Multicurrency Revolving Credit Loans, refers to whether such lenders, commitments or loans are (i) 2012 Multicurrency Revolving Credit Lenders, 2012 Multicurrency Revolving Credit Commitments or 2012 Multicurrency Revolving Credit Loans or (ii) 2014 Multicurrency Revolving Credit Lenders, 2014 Multicurrency Revolving Credit Commitments or 2014 Multicurrency Revolving Credit Loans, (b) when used with respect to US Dollar Revolving Credit Lenders, US Dollar Revolving Credit Commitments or US Dollar Revolving Credit Loans, refers to whether such lenders, commitments or loans are (i) 2012 US Dollar Revolving Credit Lenders, 2012 US Dollar Revolving Credit Commitments or 2012 US Dollar Revolving Credit Loans or (ii) 2014 US Dollar Revolving Credit Lenders, 2014 US Dollar Revolving Credit Commitments or 2014 US Dollar Revolving Credit Loans and (c) when used with respect to Term A Lenders, Term A Commitments or Term A Loans, refers to whether such lenders, commitments or loans are (i) Term A-1 Lenders, Term A-1 Commitments or Term A-1 Loans or (ii) Term A-2 Lenders, Term A-2 Commitments or Term A-2 Loans.
     “Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
     “SPC” has the meaning specified in Section 11.07(i).
     “Specified Debt” has the meaning specified in the proviso to Section 7.03.
     “Specified Debt Test” has the meaning specified in the proviso to Section 7.03.
     “Specified Disposition” means any sale, transfer or other disposition, or series of related sales, transfers or other dispositions (other than (x) in the ordinary course of business or (y) among Consolidated Companies), (a) that involves assets comprising all or substantially all of an operating unit of a business or common Equity Interests of any Person, in each case owned by any Restricted Company and (b) the total consideration in respect of which exceeds $10,000,000.
     “Specified Non-Recourse Indebtedness” has the meaning set forth in Section 7.03(f).
     “Specified Rate Loan” means a loan that bears interest at a rate per annum equal to (a) the Federal Funds Rate plus the Applicable Margin specified for 2014 Multicurrency Revolving Credit Loans or (b) such other rate as may be agreed between the Company and the Swing Line Lenders.
     “Specified Responsible Officer” means the chief executive officer, president, chief operating officer, chief financial officer, treasurer, chief accounting officer or chief legal officer of the Company.
     “Specified Term A-2 Loans” has the meaning set forth in Section 2.16(a)(ii).
     “Specified Term A-2 Loan Permitted Amount” means, at any time, the excess, if any of (a) $3,400,000,000 over (b) the sum of (x) the aggregate amount of the Specified Term A-2 Loans established prior to such time pursuant to Section 2.16(a)(ii), (y) the aggregate amount of the additional Term Commitments established at or prior to such time pursuant to Section 2.16(a)(i) and (z) the aggregate amount of the Senior Notes issued pursuant to Section 7.03(y) at or prior to such time.
     “Specified Transaction” means, any Investment, Restricted Payment, Restricted Prepayment, designation of an Unrestricted Subsidiary, or incurrence of Indebtedness in respect of which compliance with the financial covenants set forth in Section 7.10, or the Senior Secured Leverage Ratio, is by the terms of this Agreement required to be calculated on a Pro Forma Basis, or any Specified Disposition.
     “Spot Rate” for a currency means the rate determined by the Administrative Agent or the L/C Issuer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the L/C Issuer may obtain such spot rate from another financial institution designated by the Administrative Agent or the L/C Issuer if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that the L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency.
     “Sterling” and “£” mean the lawful currency of the United Kingdom.
     “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company.
     “Subsidiary Guarantor” has the meaning specified in Section 6.12(a).
     “Subsidiary Guaranty” means, collectively, the guaranty in respect of the Guaranteed Obligations made by those Subsidiaries of the Company that are Subsidiary Guarantors in favor of the Administrative Agent on behalf of the Secured Parties, substantially in the form of Exhibit G, together with any other guaranty and guaranty supplement delivered pursuant to Section 6.12.
     “Supplemental Administrative Agent” has the meaning specified in Section 9.13 and “Supplemental Administrative Agents” shall have the corresponding meaning.
     “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward contracts, futures contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, repurchase agreements, reverse repurchase agreements, sell buy backs and buy sell back agreements, and securities lending and borrowing agreements or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement or related schedules, including any such obligations or liabilities arising therefrom.
     “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).
     “Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.05.
     “Swing Line Facility” means the revolving credit facility made available by the Swing Line Lenders pursuant to Section 2.05.

     “Swing Line Lender” means JPMCB or Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.
     “Swing Line Loan” has the meaning specified in Section 2.05(a).
     “Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.05(b), which, if in writing, shall be substantially in the form of Exhibit C.
     “Swing Line Obligations” means, at any time, the aggregate principal amount of all Swing Line Loans outstanding at such time.
     “Swing Line Sublimit” means an amount equal to $250,000,000. The Swing Line Sublimit is part of, and not in addition to, the Multicurrency Revolving Credit Facility.
     “Syndication Agent” means Bank of America, as syndication agent under this Agreement.
     “TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.
     “Taxes” has the meaning specified in Section 3.01(a).
     “Term A Commitment” means each Term A-1 Commitment with respect to Term A-1 Lenders and each Term A-2 Commitment with respect to Term A-2 Lenders. The initial aggregate amount of the Term A Commitments on the Original Closing Date was $2,100,000,000.
     “Term A Lender” means any Term A-1 Lender or any Term A-2 Lender.
     “Term A Facility” means, collectively, the Term A-1 Facility and the Term A-2 Facility.
     “Term A-1 Commitment” means, as to each Term A-1 Lender, its obligation to make (or be deemed to make) a Tranche A-1 Loan on the Restatement Effective Date in an amount equal to the amount of its Term Loan made pursuant to the Original Credit Agreement outstanding immediately prior to the Restatement Effective Date that are not converted into Term A-2 Loans on the Restatement Effective Date. The initial aggregate amount of the Term A-1 Lenders’ Term A-1 Commitments on the Restatement Effective Date is $396,759,748.35.
     “Term A-1 Lender” means, at any time, any Lender that has a Term A-1 Loan at such time.
     “Term A-1 Loan” means a Loan made pursuant to Section 2.01(a) of the Original Credit Agreement. The Term A-1 Loans are the Term Loans that were made pursuant to the Original Credit Agreement outstanding immediately prior to the Restatement Effective Date that were not converted into Term A-2 Loans on the Restatement Effective Date.

     “Term A-1 Facility” means, at any time, the aggregate amount of the Term A-1 Loans at such time.
     “Term A-2 Commitment” means, as to each Term A-2 Lender, the commitment of such Lender (a) to convert all or a portion of its existing Term A-1 Loan into a Term A-2 Loan hereunder pursuant to the Amendment and Restatement Agreement or a Conversion Agreement or (b) to provide a new Term A-2 Commitment under Section 2.16 pursuant to a Commitment Increase and Joinder Agreement, as applicable. The initial amount of each Term A-2 Lender’s Term A-2 Commitment on the Restatement Effective Date is set forth on Schedule 2.01 under the caption “Term A-2 Commitment.” The initial aggregate amount of the Term A-2 Lenders’ Term A-2 Commitments on the Restatement Effective Date (prior to giving effect to any increases pursuant to Section 2.16) is $1,440,740,251.65, as such amount may be adjusted from time to time pursuant to Section 2.16.
     “Term A-2 Facility” means, at any time, the aggregate amount of the Term A-2 Commitments or Term A-2 Loans at such time.
     “Term A-2 Lender” means, at any time, any Lender that has a Term A-2 Commitment or a Term A-2 Loan at such time.
     “Term A-2 Loan” means a Loan made (or converted) pursuant to Section 2.01(a) or 2.01(f).
     “Term B Loan Permitted Amount” means, at any time, the excess, if any, of (a) $3,400,000,000, over (b) the sum of (x) the aggregate amount of the Specified Term A-2 Loans established at or prior to such time pursuant to Section 2.16(a)(ii), (y) the aggregate amount of the additional Term Commitments established prior to such time pursuant to Section 2.16(a)(i) and (z) the aggregate principal amount of the Senior Notes issued pursuant to Section 7.03(y) at or prior to such time.
     “Term Borrowing” means a borrowing consisting of simultaneous Term Loans of the same Type, the same Tranche and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term Lenders of such Tranche pursuant to Section 2.01(a) or 2.16.
     “Term Commitment” means, as to each Term Lender, its obligation to make (or be deemed to make) a Term Loan to the Company pursuant to Section 2.01(a) in an aggregate amount not to exceed the amount set forth opposite such Term Lender’s name on Schedule 2.01 under the caption “Term A-1 Commitment” or “Term A-2 Commitment” or in the Assignment and Assumption or in a joinder agreement described in Section 2.16 pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.
     “Term Facilities” means, collectively, (a) the Term A-1 Facility, (b) the Term A-2 Facility and (c) with respect to any other Tranche of Term Loans, (i) on or prior to the applicable funding date of such Tranche of Term Loans, the aggregate amount of the Term Commitments of such Tranche at such time and (ii) thereafter, the aggregate principal amount of the Term Loans of all Term Lenders of such Tranche outstanding at such time.
     “Term Lender” means, at any time, any Lender that has a Term Commitment or Term Loans at such time.
     “Term Loan” means a Loan made (or deemed made) pursuant to Section 2.01(a) or a term loan made pursuant to Section 2.16.
     “Term Note” means a promissory note of the Borrower payable to any Term Lender or its registered assigns, in substantially the form of Exhibit D-1 hereto, evidencing the aggregate indebtedness of the Borrower to such Term Lender resulting from the Term Loans made by such Term Lender.
     “Threshold Amount” means $150,000,000.
     “Total Assets” means, at any time with respect to any Person, the total assets appearing on the most recently prepared consolidated balance sheet of such Person as of the end of the most recent fiscal quarter of such Person for which such balance sheet is available, prepared in accordance with GAAP.
     “Total Consolidated Assets” means, at any time, the total assets appearing on the most recently prepared consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of the most recent fiscal quarter of the Company and its Consolidated Subsidiaries for which such balance sheet is available, prepared in accordance with GAAP.
     “Total Indebtedness” means, without duplication, (a) the aggregate Outstanding Amount of all Loans, the aggregate undrawn amount of all outstanding trade Letters of Credit and all Unreimbursed Amounts and (b) all other Indebtedness of the Consolidated Companies of the type referred to in clauses (a), (b) (but solely in respect of letters of credit and bankers’ acceptances, and solely to the extent drawn and not yet reimbursed), (d), (e), (f) and (h) of the definition thereof and all Guarantees of the Company and its Subsidiaries in respect of such Indebtedness of any other Person, in each case other than Specified Non-Recourse Indebtedness.
     “Total Secured Indebtedness” means, without duplication, (a) the aggregate Outstanding Amount of all Loans, the aggregate undrawn amount of all outstanding trade Letters of Credit and all Unreimbursed Amounts and (b) all other Indebtedness of the Consolidated Companies of the type referred to in clauses (a), (b) (but solely in respect of letters of credit and bankers’ acceptances, and solely to the extent drawn and not yet reimbursed), (d), (e), (f) and (h) of the definition thereof and all Guarantees of the Company and its Subsidiaries in respect of such Indebtedness of any other Person, in each case (i) that is secured by any asset of the Consolidated Companies and (ii) other than Specified Non-Recourse Indebtedness.
     “Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

     “Total Revolving Outstandings” means the aggregate Outstanding Amount of all Revolving Credit Loans, all L/C Obligations, Bid Loans and Swing Line Loans.
     “Tranche” means (a) when used with respect to Revolving Credit Lenders, Revolving Credit Commitments, Revolving Credit Loans or a Revolving Credit Borrowing, refers to whether such lenders, commitments or loans (or loans comprising such borrowing) are (i) Multicurrency Revolving Credit Lenders, Multicurrency Revolving Credit Commitments or Multicurrency Revolving Credit Loans or (ii) US Dollar Revolving Credit Lenders, US Dollar Revolving Credit Commitments or US Dollar Revolving Credit Loans and (b) when used with respect to Term Loans or Term Lenders, refers to whether such lenders, commitments or loans (or loans comprising such borrowing) are (i) Term A Lenders, Term A Commitments or Term A Loans or (ii) holders of any tranche of Additional Term Loans, commitments of such holders in respect thereof or such Additional Term Loans.
     “Transaction” means, collectively, (a) the execution, delivery and performance by the Loan Parties of this Agreement and the Amendment and Restatement Agreement, (b) the funding of Additional Term Loans pursuant to Section 2.16(a)(i) and in accordance with the other applicable provisions of Section 2.16, (c) the funding of the Senior Notes and the execution and delivery by the applicable Consolidated Companies of the documentation associated therewith and the performance of their obligations thereunder, (d) the consummation of the share repurchase contemplated by Section 7.06(g) hereof and the execution and delivery by the applicable Consolidated Companies of the documentation associated therewith and the performance of their obligations thereunder, (e) the repayment in full of the indebtedness outstanding under the Metavante Credit Agreement and (f) the payment of the fees and expenses incurred in connection with any of the foregoing.
     “Trigger Date” has the meaning specified in Section 7.10(a)(i).
     “Type” means (a) with respect to a Committed Loan, its character as a Base Rate Loan or a Eurocurrency Rate Loan and (b) with respect to a Bid Loan, its character as an Absolute Rate Loan or a Eurocurrency Margin Bid Loan.
     “US Dollar Revolving Credit Borrowing ” means a borrowing consisting of simultaneous US Dollar Revolving Credit Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the US Dollar Revolving Credit Lenders pursuant to Section 2.01(b).
     “US Dollar Revolving Credit Commitment” means each 2012 US Dollar Revolving Credit Commitment with respect to 2012 US Dollar Revolving Credit Lenders and each 2014 US Dollar Revolving Credit Commitment with respect to 2014 US Dollar Revolving Credit Lenders.
     “US Dollar Revolving Credit Facility” means, at any time, the aggregate amount of the US Dollar Revolving Credit Commitments at such time.
     “US Dollar Revolving Credit Lender” means any 2012 US Dollar Revolving Credit Lender and any 2014 US Dollar Revolving Credit Lender.

     “US Dollar Revolving Credit Note” means a promissory note of the Company payable to any US Dollar Revolving Credit Lender or its registered assigns, in substantially the form of Exhibit D-2 hereto, evidencing the aggregate indebtedness of the Company to such Revolving Credit Lender resulting from the US Dollar Revolving Credit Loans made by such US Dollar Revolving Credit Lender.
     “U.S. Lender” has the meaning set forth in Section 11.16(b).
     “Uniform Commercial Code” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.
     “United States” and “U.S.” mean the United States of America.
     “Unreimbursed Amount” has the meaning set forth in Section 2.04(c)(i).
     “Unrestricted Subsidiary” means (a) each Subsidiary of the Company listed on Schedule 1.01C and (b) any Subsidiary of the Company designated by the board of directors of the Company as an Unrestricted Subsidiary pursuant to Section 6.14 subsequent to the Restatement Effective Date (and continuing until such time that such designation may be thereafter revoked by the Company).
     “Vault Cash Operations” means the vault cash or other arrangements pursuant to which various financial institutions fund the cash requirements of automated teller machines and cash access facilities operated by the Consolidated Companies at customer locations.
     “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness.
     “Working Capital” means, at any date, the excess of current assets of the Company and its Subsidiaries on such date (excluding cash and Cash Equivalents) over current liabilities of the Company and its Subsidiaries on such date (excluding current liabilities in respect to Indebtedness), all determined on a consolidated basis in accordance with GAAP.
     Section 1.02. Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:
     (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

     (b) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.
     (c) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.
     (d) The term “including” is by way of example and not limitation.
     (e) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”
     (f) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.
     Section 1.03. Accounting Terms. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations pursuant to Section 7.10) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Company’s independent public accountants) with the most recent audited consolidated financial statements of the Company and its Subsidiaries delivered to the Lenders pursuant to Section 6.01 or, prior to such delivery, the Historical Financial Statements (as defined in the Original Credit Agreement) for the fiscal year ended December 31, 2005.
     (b) If at any time any change in GAAP would affect the computation of any financial ratio set forth in any Loan Document, and either the Company or the Required Lenders shall so request, the Administrative Agent and the Company shall negotiate in good faith to amend such ratio to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Company shall provide to the Administrative Agent and the Lenders a written reconciliation in form reasonably satisfactory to the Administrative Agent, between calculations of such ratio made before and after giving effect to such change in GAAP.
     (c) Notwithstanding anything to the contrary contained herein, financial ratios and other financial calculations pursuant to this Agreement shall, following any Specified Transaction, be calculated on a Pro Forma Basis until the completion of four full fiscal quarters following such Specified Transaction.
     Section 1.04. Rounding. Any financial ratios required to be maintained by the Borrowers pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).
     Section 1.05. References to Agreements and Laws. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.
     Section 1.06. Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).
     Section 1.07. Timing of Payment or Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day and such extension of time shall be reflected in computing interest or fees, as the case may be; provided that, with respect to any payment of interest on or principal of Eurocurrency Rate Loans, if such extension would cause any such payment to be made in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day.
     Section 1.08. Exchange Rates; Currency Equivalents. (a) The Administrative Agent or the L/C Issuer, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the L/C Issuer, as applicable.
     (b) Wherever in this Agreement in connection with a Revolving Credit Borrowing, conversion, continuation or prepayment of a Eurocurrency Rate Revolving Credit Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Revolving Credit Borrowing, Eurocurrency Rate Revolving Credit Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the L/C Issuer, as the case may be.
     Section 1.09. Additional Alternative Currencies. (a) The Company may from time to time request that Eurocurrency Rate Revolving Credit Loans be made and/or Letters of Credit be issued in a currency other than those specifically listed in the definition of “Alternative

Currency;” provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. In the case of any such request with respect to the making of Eurocurrency Rate Revolving Credit Loans, such request shall be subject to the approval of the Administrative Agent and the Multicurrency Revolving Credit Lenders; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the L/C Issuer.
     (b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m., 15 Business Days prior to the date of the desired Credit Extension (or such earlier time or date as may be agreed by the Administrative Agent and, in the case of any such request pertaining to Letters of Credit, the L/C Issuer, in its or their sole discretion). In the case of any such request pertaining to Eurocurrency Rate Revolving Credit Loans, the Administrative Agent shall promptly notify each Multicurrency Revolving Credit Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall promptly notify the L/C Issuer thereof. Each Multicurrency Revolving Credit Lender (in the case of any such request pertaining to Eurocurrency Rate Revolving Credit Loans) or the L/C Issuer (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., ten Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Eurocurrency Rate Revolving Credit Loans or the issuance of Letters of Credit, as the case may be, in such requested currency.
     (c) Any failure by a Multicurrency Revolving Credit Lender or the L/C Issuer, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender or the L/C Issuer, as the case may be, to permit Eurocurrency Rate Revolving Credit Loans to be made or Letters of Credit to be issued in such requested currency. If the Administrative Agent and all the Multicurrency Revolving Credit Lenders consent to making Eurocurrency Rate Revolving Credit Loans in such requested currency, the Administrative Agent shall so notify the Company and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Committed Borrowings of Eurocurrency Rate Revolving Credit Loans; and if the Administrative Agent and the L/C Issuer consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Company and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.06, the Administrative Agent shall promptly so notify the Company, it being acknowledged and agreed that the Company shall be permitted to create a subtranche of the Multicurrency Revolving Credit Facility in respect of such currency pursuant to and in accordance with the last sentence of Section 2.01(b).
ARTICLE 2
The Commitments and Credit Extensions
     Section 2.01. The Committed Loans. (a) The Term A Borrowings. Subject to the terms and conditions set forth herein, and in the Amendment and Restatement Agreement, (i) each

Term A-1 Loan outstanding to the Company on the Restatement Effective Date that is not converted into a Term A-2 Loan will remain outstanding as a Term A-1 Loan and (ii) each Term A-2 Lender has severally agreed to convert all or a portion of its existing Term A-1 Loans into, and the Indebtedness converted by such converted Term A-1 Loan will remain outstanding as, a Term A-2 Loan on the Restatement Effective Date in a principal amount equal to such Term A-2 Lender’s Term A-2 Commitment. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.
     (b) The Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, (i) each US Dollar Revolving Credit Lender severally agrees to make loans to the Company in Dollars from time to time, on any Business Day until the Maturity Date applicable to such Lender’s US Dollar Revolving Credit Commitment, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s US Dollar Revolving Credit Commitment, and (ii) each Multicurrency Revolving Credit Lender severally agrees to make loans to the Borrowers in Dollars or in one or more Alternative Currencies from time to time, on any Business Day until the Maturity Date applicable to such Lender’s Multicurrency Revolving Credit Commitment, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Multicurrency Revolving Credit Commitment; provided that after giving effect to any Multicurrency Revolving Credit Borrowing, (x) the Multicurrency Revolving Outstandings of any Lender shall not exceed such Lender’s Multicurrency Revolving Credit Commitment, (y) the aggregate Outstanding Amount of all Multicurrency Revolving Credit Loans denominated in Australian Dollars, plus the Outstanding Amount of all L/C Obligations denominated in Australian Dollars shall not exceed the Australian Dollar Sublimit and (z) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Credit Commitments. Within the limits of each Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, a Borrower may borrow under this Section 2.01(b), prepay under Section 2.06 and reborrow under this Section 2.01(b). Revolving Credit Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein. Notwithstanding the foregoing, in the event the Borrowers desire to make a Revolving Credit Borrowing in a currency other than Dollars or an Alternative Currency and some, but not all, of the Multicurrency Revolving Credit Lenders are willing to fund such Borrowing in the Borrowers’ desired currency, the Borrowers shall be permitted, with the reasonable consent of the Administrative Agent, to create a subtranche of the Multicurrency Revolving Credit Facility in which only Multicurrency Revolving Credit Lenders willing to fund in the desired currency (each, an “Additional Alternative Currency”) shall participate, and with respect to such subtranche, such Additional Alternative Currency shall be deemed to be an Alternative Currency for all purposes hereof. Each Multicurrency Revolving Credit Lender may, at its option, make any Multicurrency Revolving Credit Loan denominated in an Alternative Currency available to any Designated Borrower that is a Foreign Subsidiary by causing any foreign or domestic branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of such Designated Borrower to repay such Loan in accordance with the terms of this Agreement.
     (c) US Dollar Revolving Credit Loans. All US Dollar Revolving Credit Loans will be made by all US Dollar Revolving Credit Lenders (including both 2012 US Dollar Revolving

Credit Lenders and 2014 US Dollar Revolving Credit Lenders) in accordance with their Pro Rata Share of the US Dollar Revolving Credit Facility until the 2012 Maturity Date; thereafter, all US Dollar Revolving Credit Loans will be made by the 2014 US Dollar Revolving Credit Lenders in accordance with their Pro Rata Share of the US Dollar Revolving Credit Facility until the 2014 Maturity Date.
     (d) Multicurrency Revolving Credit Loans. All Multicurrency Revolving Credit Loans will be made by all Multicurrency Revolving Credit Lenders (including both 2012 Multicurrency Revolving Credit Lenders and 2014 Multicurrency Revolving Credit Lenders) in accordance with their Pro Rata Share of the Multicurrency Revolving Credit Facility until the 2012 Maturity Date; thereafter, all Multicurrency Revolving Credit Loans will be made by the 2014 Multicurrency Revolving Credit Lenders in accordance with their Pro Rata Share of the Multicurrency Revolving Credit Facility until the 2014 Maturity Date.
     (e) Outstanding Revolving Credit Loans and Letters of Credit. All Revolving Credit Loans and Letters of Credit outstanding under the Original Credit Agreement on the Restatement Effective Date shall remain outstanding hereunder on the terms set forth herein.
     (f) Additional Conversions of Term A-1 Loans.
     (i) At any time after the Restatement Effective Date, the Company may request that any Term A-1 Lender convert all or a portion of its Term A-1 Loans into Term A-2 Loans. Any Term A-1 Lender wishing to agree to such conversion shall deliver to the Administrative Agent a duly completed Conversion Agreement. Upon the acceptance by the Administrative Agent and the Company of such Conversion Agreement, the Term A-1 Loans of such Tranche A-1 Lender specified therein shall be converted into an equal principal amount of Term A-2 Loans.
     (ii) The initial Interest Period applicable to each Term A-2 Loan resulting from the conversion of a Term A-1 Loan pursuant to clause (i) above that is a Eurocurrency Loan shall be the then-current Interest Period applicable to the Term A-1 Loan from which it is converted with no conversion into a different Interest Period, payment or prepayment of such Term A-1 Loan being deemed to have occurred solely due to such conversion.
     (iii) On a quarterly basis, the Administrative Agent shall notify the Lenders of the aggregate amount of Term A-1 Loans that have been converted into Term A-2 Loans pursuant to this Section 2.01(f) during the preceding quarter.
     (g) Additional Extensions of 2012 Revolving Credit Commitments.
     (i) At any time after the Restatement Effective Date, the Company may request that any 2012 Multicurrency Revolving Credit Lender or any 2012 US Dollar Revolving Credit Lender extend the Maturity Date applicable to such 2012 Multicurrency Revolving Credit Lender’s 2012 Multicurrency Revolving Credit Commitments or to such 2012 US Dollar Revolving Credit Lender’s 2012 US Dollar Revolving Credit Commitments to the 2014 Maturity Date. Any 2012 Multicurrency Revolving Credit

Lender or any 2012 US Dollar Revolving Credit Lender wishing to agree to such extension shall deliver to the Administrative Agent and the Company a duly completed Extension Agreement. Upon the acceptance by the Administrative Agent and the Company of such Extension Agreement, the Maturity Date applicable to the 2012 Multicurrency Revolving Credit Commitments of such 2012 Multicurrency Revolving Credit Lender or the 2012 US Dollar Revolving Credit Commitments of such 2012 US Dollar Revolving Credit Lender, in each case, specified in such Extension Agreement shall, effective on the effective date of such Extension Agreement, be extended until the 2014 Maturity Date.
     (ii) Each Lender that agrees to extend the Maturity Date applicable to its Loans pursuant to this Section 2.01(g) shall automatically be, from the effective date of such extension, deemed to be a 2014 Multicurrency Revolving Credit Lender, or a 2014 US Dollar Revolving Credit Lender, as applicable and such Lender’s Loans and Commitments shall, solely to the extent that such Lender has extended the Maturity Date applicable to its 2012 Multicurrency Revolving Credit Loans or 2012 US Dollar Revolving Credit Loans to the 2014 Maturity Date be deemed to be 2014 Multicurrency Revolving Credit Loans and a 2014 Multicurrency Revolving Credit Commitment or 2014 US Dollar Revolving Credit Loans and a 2014 US Dollar Revolving Credit Commitment, respectively, for all purposes of this Agreement.
     (h) Conversion of Certain Revolving Credit Loans to LCPI Loans. As of the Restatement Effective Date, all of the outstanding Revolving Credit Loans held by LCPI, which Revolving Credit Loans have an aggregate principal amount immediately prior to the Restatement Effective Date of $1,877,551.02, shall be converted into a new Class of Loans payable in full on the 2014 Maturity Date (such new Loans, collectively, the “LCPI Loans”). From and after the Restatement Effective Date, (i) the LCPI Loans shall not be Revolving Credit Loans and (ii) the holders of the LCPI Loans (whether LCPI or any other Person) shall be LCPI Loan Lenders and not Revolving Credit Lenders. On the Restatement Effective Date, all LCPI Loans shall consist of LCPI Loans of the same Type and may, at the option of the Borrowers, be maintained as, and/or converted into or continued as, Base Rate Loans or Eurocurrency Rate Loans. Once prepaid or repaid, LCPI Loans may not be reborrowed.
     Section 2.02. Borrowings, Conversions and Continuations of Committed Loans. (a) Each Term Borrowing, each Revolving Credit Borrowing, each conversion of Term Loans, Revolving Credit Loans or LCPI Loans from one Type to the other, and each continuation of Eurocurrency Rate Committed Loans shall be made upon the Company’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than (i) 1:00 p.m. three Business Days prior to the requested date of any Borrowing of Eurocurrency Rate Committed Loans denominated in Dollars, continuation of Eurocurrency Rate Committed Loans denominated in Dollars or any conversion of Base Rate Committed Loans to Eurocurrency Rate Committed Loans denominated in Dollars, (ii) 1:00 p.m. four Business Days prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Committed Loans denominated in Alternative Currencies, and (iii) 12:00 p.m. on the requested date of any Borrowing of Base Rate Committed Loans. Each telephonic notice by the Company pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Company. Each Borrowing of, conversion to or continuation of Eurocurrency Rate Committed Loans shall be in a principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.04(c)(i) and 2.05(c)(i), each Committed Borrowing of or conversion to Base Rate Committed Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Company is requesting a Term Borrowing, a Revolving Credit Borrowing, a conversion of Term Loans, Revolving Credit Loans or LCPI Loans from one Type to the other, or a continuation of Eurocurrency Rate Committed Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Committed Loans to be borrowed, converted or continued, (iv) the Type of Committed Loans to be borrowed or which existing Term Loans, Revolving Credit Loans or LCPI Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto, (vi) in the case of a Revolving Credit Borrowing, the relevant currency and (vii) if applicable, the Designated Borrower. If the Company fails to specify a currency in a Committed Loan Notice requesting a Borrowing, then the Committed Loans so requested shall be made in Dollars. If the Company fails to specify a Type of Loan in a Committed Loan Notice or fails to give a timely notice requesting a conversion or continuation, then the applicable Term Loans, Revolving Credit Loans or LCPI Loans shall be made as, or converted to, a Eurocurrency Rate Committed Loan with an Interest Period of one month (subject to the definition of Interest Period). Any such automatic conversion to Eurocurrency Rate Committed Loans with an Interest Period of one month shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans. If a Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Committed Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. No Committed Loan may be converted into or continued as a Committed Loan denominated in a different currency, but instead must be prepaid in the original currency of such Committed Loan and reborrowed in the other currency.
     (b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Appropriate Lender of the amount (and currency) of its Pro Rata Share of the applicable Class and Tranche (and Series, if applicable) of Loans, and if no timely notice of a conversion or continuation is provided by the Company, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Eurocurrency Rate Loans with an Interest Period of 1 month or continuation described in Section 2.02(a). In the case of each Committed Borrowing, each Appropriate Lender shall make the amount of its Committed Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the applicable currency not later than 1:00 p.m., in the case of any Committed Loan denominated in Dollars, and not later than the Applicable Time specified by the Administrative Agent in the case of any Committed Loan in an Alternative Currency, in each case on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the relevant Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the relevant Borrower on the books of JPMCB with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to the Administrative Agent by the Company; provided that if, on the date the Committed Loan Notice with respect to such Borrowing is given by the Company, there are Swing Line Loans or L/C Borrowings outstanding, then the proceeds of such Borrowing denominated in Dollars shall be applied, first, to the payment in full of any such L/C Borrowings, second, to the payment in full of any such Swing Line Loans, and third, to the relevant Borrower as provided above.
     (c) Except as otherwise provided herein, a Eurocurrency Rate Committed Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Committed Loan unless the relevant Borrower pays the amount due, if any, under Section 3.07 in connection therewith. During the existence of an Event of Default, the Administrative Agent or the Required Lenders may require that no Loans may be converted to or continued as Eurocurrency Rate Loans.
     (d) The Administrative Agent shall promptly notify the Company and the Lenders of the interest rate applicable to any Interest Period for Eurocurrency Rate Committed Loans upon determination of such interest rate. The determination of the Eurocurrency Rate by the Administrative Agent shall be conclusive in the absence of manifest error. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Company and the Lenders of any change in JPMCB’s prime rate used in determining the Base Rate promptly following the public announcement of such change.
     (e) After giving effect to all Term Borrowings, all Revolving Credit Borrowings, all conversions of Term Loans, Revolving Credit Loans or LCPI Loans from one Type to the other, and all continuations of Term Loans, Revolving Credit Loans or LCPI Loans as the same Type, there shall not be more than 20 Interest Periods in effect with respect to Committed Loans.
     (f) The failure of any Lender to make the Committed Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Committed Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Committed Loan to be made by such other Lender on the date of any Borrowing.
     Section 2.03. Bid Loans. (a) General. Subject to the terms and conditions set forth herein, each Revolving Credit Lender agrees that the Company may from time to time request the Revolving Credit Lenders of any Tranche or both Tranches to submit offers to make loans (each such loan, a “Bid Loan”) to the Company prior to the 2014 Maturity Date pursuant to this Section 2.03; provided, however, that after giving effect to any Bid Borrowing, the Total Revolving Outstandings shall not exceed the Aggregate Revolving Credit Commitments.
     (b) Requesting Competitive Bids. The Company may request the submission of Competitive Bids by delivering a Bid Request to the Administrative Agent not later than 12:00 noon (i) one Business Day prior to the requested date of any Bid Borrowing that is to consist of Absolute Rate Loans, or (ii) four Business Days prior to the requested date of any Bid Borrowing that is to consist of Eurocurrency Margin Bid Loans. Each Bid Request shall specify (i) the requested date of the Bid Borrowing (which shall be a Business Day), (ii) the aggregate principal amount of Bid Loans requested (which must be $10,000,000 or a whole multiple of $1,000,000 in excess thereof), (iii) the Type of Bid Loans requested, (iv) the requested currency and (v) the duration of the Interest Period with respect thereto, and shall be signed by a Responsible Officer of the Company. No Bid Request shall contain a request for (i) more than one Type of Bid Loan or (ii) Bid Loans having more than three different Interest Periods. Unless the Administrative Agent otherwise agrees in its sole and absolute discretion, the Company may not submit a Bid Request if it has submitted another Bid Request within the prior five Business Days.
     (c) Submitting Competitive Bids.
     (i) The Administrative Agent shall promptly notify each Revolving Credit Lender of each Bid Request received by it from the Company and the contents of such Bid Request.
     (ii) Each Revolving Credit Lender may (but shall have no obligation to) submit a Competitive Bid containing an offer to make one or more Bid Loans in response to such Bid Request. Such Competitive Bid must be delivered to the Administrative Agent not later than 10:30 a.m. (A) on the requested date of any Bid Borrowing that is to consist of Absolute Rate Loans, and (B) three Business Days prior to the requested date of any Bid Borrowing that is to consist of Eurocurrency Margin Bid Loans; provided, however, that any Competitive Bid submitted by JPMCB in its capacity as a Revolving Credit Lender in response to any Bid Request must be submitted to the Administrative Agent not later than 10:15 a.m. on the date on which Competitive Bids are required to be delivered by the other Lenders in response to such Bid Request. Each Competitive Bid shall specify (A) the proposed date of the Bid Borrowing; (B) the principal amount of each Bid Loan for which such Competitive Bid is being made, which principal amount (x) may be equal to, greater than or less than the Commitment of the bidding Lender, (y) must be $5,000,000 or a whole multiple of $1,000,000 in excess thereof, and (z) may not exceed the principal amount of Bid Loans for which Competitive Bids were requested; (C) if the proposed Bid Borrowing is to consist of Absolute Rate Bid Loans, the Absolute Rate offered for each such Bid Loan and the Interest Period applicable thereto; (D) the proposed currency of each Bid Loan; (E) if the proposed Bid Borrowing is to consist of Eurocurrency Margin Bid Loans, the Eurocurrency Bid Margin with respect to each such Eurocurrency Margin Bid Loan and the Interest Period applicable thereto; and (F) the identity of the bidding Lender.
     (iii) Any Competitive Bid shall be disregarded if it (A) is received after the applicable time specified in clause (ii) above, (B) is not substantially in the form of a Competitive Bid as specified herein, (C) contains qualifying, conditional or similar language, (D) proposes terms other than or in addition to those set forth in the applicable Bid Request, or (E) is otherwise not responsive to such Bid Request. Any Revolving Credit Lender may correct a Competitive Bid containing a manifest error by submitting a corrected Competitive Bid (identified as such) not later than the applicable time required for submission of Competitive Bids. Any such submission of a corrected Competitive Bid shall constitute a revocation of the Competitive Bid that contained the manifest error. The Administrative Agent may, but shall not be required to, notify any Revolving Credit Lender of any manifest error it detects in such Lender’s Competitive Bid.

     (iv) Subject only to the provisions of Sections 3.02, 3.03 and 4.01 and clause (iii) above, each Competitive Bid shall be irrevocable.
     (d) Notice to Company of Competitive Bids. Not later than 11:00 a.m. (i) on the requested date of any Bid Borrowing that is to consist of Absolute Rate Loans, or (ii) three Business Days prior to the requested date of any Bid Borrowing that is to consist of Eurocurrency Margin Bid Loans, the Administrative Agent shall notify the Company of the identity of each Lender that has submitted a Competitive Bid that complies with Section 2.03(c) and of the terms of the offers contained in each such Competitive Bid.
     (e) Acceptance of Competitive Bids. Not later than 12:00 p.m. (x) on the requested date of any Bid Borrowing that is to consist of Absolute Rate Loans, and (y) three Business Days prior to the requested date of any Bid Borrowing that is to consist of Eurocurrency Margin Bid Loans, the Company shall notify the Administrative Agent of its acceptance or rejection of the offers notified to it pursuant to Section 2.03(d). The Company shall be under no obligation to accept any Competitive Bid and may choose to reject all Competitive Bids. In the case of acceptance, such notice shall specify the aggregate principal amount of Competitive Bids for each Interest Period that is accepted. The Company may accept any Competitive Bid in whole or in part; provided that:
     (i) the aggregate principal amount of each Bid Borrowing may not exceed the applicable amount set forth in the related Bid Request;
     (ii) the principal amount of each Bid Loan must be $5,000,000 or a whole multiple of $1,000,000 in excess thereof;
     (iii) the acceptance of offers may be made only on the basis of ascending Absolute Rates or Eurocurrency Bid Margins within each Interest Period; and
     (iv) the Company may not accept any offer regarding which the Administrative Agent has notified the Company that such offer is either (a) of the type described in Section 2.03(c)(iii) or (b) otherwise fails to comply with the requirements hereof.
     (f) Procedure for Identical Bids. If two or more Lenders have submitted Competitive Bids at the same Absolute Rate or Eurocurrency Bid Margin, as the case may be, for the same Interest Period, and the result of accepting all of such Competitive Bids in whole (together with any other Competitive Bids at lower Absolute Rates or Eurocurrency Bid Margins, as the case may be, accepted for such Interest Period in conformity with the requirements of Section 2.03(e)(iii)) would be to cause the aggregate outstanding principal amount of the applicable Bid Borrowing to exceed the amount specified therefor in the related Bid Request, then, unless otherwise agreed by the Company, the Administrative Agent and such Lenders, such Competitive Bids shall be accepted as nearly as possible in proportion to the amount offered by each such Lender in respect of such Interest Period, with such accepted amounts being rounded to the nearest whole multiple of $1,000,000.

     (g) Notice to Lenders of Acceptance or Rejection of Bids. The Administrative Agent shall promptly notify each Lender having submitted a Competitive Bid whether or not its offer has been accepted and, if its offer has been accepted, of the amount of the Bid Loan or Bid Loans to be made by it on the date of the applicable Bid Borrowing. Any Competitive Bid or portion thereof that is not accepted by the Company by the applicable time specified in Section 2.03(e) shall be deemed rejected.
     (h) Notice of Eurocurrency Rate. If any Bid Borrowing is to consist of Eurocurrency Margin Loans, the Administrative Agent shall determine the Eurocurrency Rate for the relevant Interest Period, and promptly after making such determination, shall notify the Company and the Lenders that will be participating in such Bid Borrowing of such Eurocurrency Rate.
     (i) Funding of Bid Loans. Each Lender that has received notice pursuant to Section 2.03(g) that all or a portion of its Competitive Bid has been accepted by the Company shall make the amount of its Bid Loan(s) available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. on the date of the requested Bid Borrowing. Upon satisfaction of the applicable conditions set forth in Section 4.02, the Administrative Agent shall make all funds so received available to the Company in like funds as received by the Administrative Agent.
     (j) Notice of Range of Bids. After each Competitive Bid auction pursuant to this Section 2.03, the Administrative Agent shall notify each Lender that submitted a Competitive Bid in such auction of the ranges of bids submitted (without the bidder’s name) and accepted for each Bid Loan and the aggregate amount of each Bid Borrowing.
     Section 2.04. Letters of Credit. (a) The Letter of Credit Commitment. (i) Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the other Multicurrency Revolving Credit Lenders set forth in this Section 2.04, (1) from time to time on any Business Day during the period from the Original Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars or in one or more Alternative Currencies for the account of the relevant Borrower and to amend or renew Letters of Credit previously issued by it, in accordance with Section 2.04(b), and (2) to honor drafts under the Letters of Credit; and (B) the Multicurrency Revolving Credit Lenders severally agree to participate in Letters of Credit issued for the account of the relevant Borrower; provided that the L/C Issuer shall not be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in any Letter of Credit if as of the date of such L/C Credit Extension or after giving effect thereto, (w) the Total Revolving Outstandings would exceed the Aggregate Revolving Credit Commitments, (x) the Multicurrency Revolving Outstandings of any Lender would exceed such Lender’s Multicurrency Revolving Credit Commitment, (y) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit or (z) the aggregate Outstanding Amount of all Multicurrency Revolving Credit Loans denominated in Australian Dollars, plus the Outstanding Amount of all L/C Obligations denominated in Australian Dollars would exceed the Australian Dollar Sublimit. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrowers’ ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

     (ii) The L/C Issuer shall be under no obligation to issue any Letter of Credit if:
     (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Original Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Original Closing Date and which, in each case, the L/C Issuer in good faith deems material to it;
     (B) subject to Section 2.04(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last renewal, unless the Multicurrency Revolving Credit Lenders (other than any Multicurrency Revolving Credit Lender that is a Defaulting Lender) have approved such expiry date;
     (C) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Multicurrency Revolving Credit Lenders (other than any Multicurrency Revolving Credit Lender that is a Defaulting Lender) have approved such expiry date; or
     (D) the issuance of such Letter of Credit would violate any Laws or one or more policies of the L/C Issuer.
     (iii) The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.
     (b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Renewal Letters of Credit. (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Company delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Company. Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 1:00 p.m. at least two Business Days prior to the proposed issuance date or date of amendment, as the case may be, or such later date and time as the L/C Issuer may agree in a particular instance in its sole discretion. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount and currency thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the L/C Issuer may reasonably request. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the L/C Issuer: (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the L/C Issuer may reasonably request. In the event that any Letter of Credit Application includes representations and warranties, covenants and/or events of default that do not contain the materiality qualifiers, exceptions or thresholds that are applicable to the analogous provisions of this Agreement or other Loan Documents, or are otherwise more restrictive, the relevant qualifiers, exceptions and thresholds contained herein shall be incorporated therein or, to the extent more restrictive, shall be deemed for purposes of such Letter of Credit Application to be the same as the analogous provisions herein.
     (ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Company and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Upon receipt by the L/C Issuer of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof (such confirmation to be promptly provided by the Administrative Agent), then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the relevant Borrower or enter into the applicable amendment, as the case may be. Immediately upon the issuance of each Letter of Credit, each Multicurrency Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Letter of Credit.
     (iii) If the Company so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic renewal provisions (each, an “Auto-Renewal Letter of Credit”); provided that any such Auto-Renewal Letter of Credit must permit the L/C Issuer to prevent any such renewal at least once in each twelve month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Nonrenewal Notice Date”) in each such twelve month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Company shall not be required to make a specific request to the L/C Issuer for any such renewal. Once an Auto-Renewal Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the renewal of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided that the L/C Issuer shall not permit any such renewal if (A) the L/C Issuer has determined that it would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof (by reason of the provisions of Section 2.04(a)(ii) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Nonrenewal Notice Date from the Administrative Agent, any Multicurrency Revolving Credit Lender or the Company that one or more of the applicable conditions specified in Section 4.02 is not then satisfied.
     (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Company and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.
     (c) Drawings and Reimbursements; Funding of Participations. (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall notify the Company and the Administrative Agent thereof. In the case of a Letter of Credit denominated in an Alternative Currency, the relevant Borrower shall reimburse the L/C Issuer in such Alternative Currency, unless (A) the L/C Issuer (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (B) in the absence of any such requirement for reimbursement in Dollars, the Company shall have notified the L/C Issuer promptly following receipt of the notice of drawing that the relevant Borrower will reimburse the L/C Issuer in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the L/C Issuer shall notify the Company of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. Not later than 3:00 p.m. on the date of any payment by the L/C Issuer under a Letter of Credit to be reimbursed in Dollars, or the Applicable Time on the date of any payment by the L/C Issuer under a Letter of Credit to be reimbursed in an Alternative Currency (each such date, an “Honor Date”), the Company shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency; provided that if notice of such drawing is not provided to the Company prior to 1:00 p.m. on the Honor Date, then the relevant Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency on the next succeeding Business Day and such extension of time shall be reflected in computing fees in respect of any such Letter of Credit. If the relevant Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Multicurrency Revolving Credit Lender of the Honor Date, the amount of the unreimbursed drawing (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency) (the “Unreimbursed Amount”), and the amount of such Multicurrency Revolving Credit Lender’s Pro Rata Share thereof. In such event, the Company shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02(a) for the principal amount of Base Rate Loans but subject to the amount of the unutilized portion of the Revolving Credit Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.04(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.
     (ii) Each Multicurrency Revolving Credit Lender (including the Lender acting as L/C Issuer) shall upon any notice pursuant to Section 2.04(c)(i) make funds available to the Administrative Agent for the account of the L/C Issuer at the Administrative Agent’s Office for Dollar-denominated payments in an amount equal to its Pro Rata Share of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.04(c)(iii), each Multicurrency Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Company in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer in Dollars.
     (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans, the Company shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Multicurrency Revolving Credit Lender’s payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.04(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.04.
     (iv) Until each Multicurrency Revolving Credit Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.04(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Pro Rata Share of such amount shall be solely for the account of the L/C Issuer.
     (v) Each Multicurrency Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.04(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the Borrowers or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default; or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Multicurrency Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02 (other than delivery by a Borrower of a Committed Loan Notice ). No such making of an L/C Advance shall relieve or otherwise impair the obligation of any Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.
     (vi) If any Multicurrency Revolving Credit Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(ii), the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect. If such Lender pays such amount

(with interest as aforesaid), the amount so paid shall constitute such Lender’s Committed Loan included in the relevant Committed Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the L/C Issuer submitted to any Multicurrency Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.04(c)(vi) shall be conclusive absent manifest error.
     (d) Repayment of Participations. (i) If, at any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Multicurrency Revolving Credit Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.04(c), the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from a Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Pro Rata Share thereof in Dollars and in the same funds as those received by the Administrative Agent.
     (ii) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.04(c)(i) is required to be returned under any of the circumstances described in Section 11.06 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Multicurrency Revolving Credit Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect.
     (e) Obligations Absolute. The obligation of the Borrowers to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:
     (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;
     (ii) the existence of any claim, counterclaim, setoff, defense or other right that any Borrower may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;
     (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

     (iv) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;
     (v) any release or amendment or waiver of or consent to departure from the Guaranty or any other guarantee, for all or any of the Obligations of the Borrowers in respect of such Letter of Credit;
     (vi) any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to a Borrower or in the relevant currency markets generally; or
     (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrowers;
provided that the foregoing shall not excuse the L/C Issuer from liability to the Borrowers to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are waived by the Borrowers to the extent permitted by applicable law) suffered by the Borrowers that are caused by the L/C Issuer’s gross negligence or willful misconduct. The Borrowers shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the relevant Borrower’s instructions or other irregularity, such Borrower will promptly notify the L/C Issuer. The Borrowers shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.
     (f) Role of L/C Issuer. Each Lender and the Borrowers agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, any Agent-Related Person nor any of the respective correspondents, participants or assignees of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Borrowers hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Borrowers from pursuing such rights and remedies as it may have against the beneficiary or transferee at Law or under this Agreement or any other agreement. None of the L/C Issuer, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of the L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (vii) of Section 2.04(e); provided that anything in such clauses to the contrary notwithstanding, the Borrowers may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrowers, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by a Borrower which such Borrower proves were caused by the L/C Issuer’s willful misconduct or gross negligence or the L/C Issuer’s willful or grossly negligent failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.
     (g) Cash Collateral. Upon the request of the Administrative Agent, (i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing and the conditions set forth in Section 4.02 to a Revolving Credit Borrowing cannot then be met, or (ii) if, as of the Letter of Credit Expiration Date, any Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, the relevant Borrower shall, within three Business Days, Cash Collateralize the then Outstanding Amount of all L/C Obligations (in an amount equal to such Outstanding Amount determined as of the date of such L/C Borrowing or the Letter of Credit Expiration Date, as the case may be) or, in the case of clause (ii), provide a back-to-back letter of credit in a face amount at least equal to the then undrawn amount of such Letter of Credit from an issuer and in form and substance reasonably satisfactory to the L/C Issuer. Unless at the option of the Company, Cash Collateral was deposited in the foreign currency in which the applicable Letter of Credit was issued, the Administrative Agent may, at any time and from time to time after the initial deposit of Cash Collateral, request that additional Cash Collateral be provided in order to protect against the results of exchange rate fluctuations. For purposes hereof, “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances (“Cash Collateral”) pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the L/C Issuer (which documents are hereby consented to by the Lenders). Derivatives of such term have corresponding meanings. Cash Collateral shall be maintained in a Cash Collateral Account. If at any time the Administrative Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than rights or claims of the Administrative Agent arising by operation of law or that the total amount of such funds is less than the aggregate Outstanding Amount of all L/C Obligations, the Borrowers will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the Cash Collateral Account, an amount equal to the excess of (a) such aggregate Outstanding Amount over (b) the total amount of funds, if any, then held as Cash Collateral that the Administrative Agent determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Law, to reimburse the L/C Issuer. To the extent the amount of any Cash Collateral exceeds the aggregate

Outstanding Amount of all L/C Obligations and so long as no Event of Default has occurred and is continuing, the excess shall be refunded to the Borrowers.
     (h) Applicability of ISP98 and UCP. Unless otherwise expressly agreed by the L/C Issuer and the Company when a Letter of Credit is issued, (i) the rules of the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Letter of Credit.
     (i) Letter of Credit Fees. The Borrowers shall pay to the Administrative Agent for the account of each Multicurrency Revolving Credit Lender in accordance with its Pro Rata Share a Letter of Credit fee for each Letter of Credit issued for the account of a Borrower equal to the Applicable Margin times the Dollar Equivalent of the daily maximum amount then available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit). Such letter of credit fees shall be computed on a quarterly basis in arrears. Such letter of credit fees shall be due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Margin during any quarter, the daily maximum amount of each Letter of Credit shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect.
     (j) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrowers shall pay directly to the L/C Issuer for its own account, in Dollars, a fronting fee with respect to each Letter of Credit issued for the account of a Borrower equal to 0.125% per annum (or, in the case of any L/C Issuer, any lesser percentage that may be agreed by the Borrowers and such L/C Issuer) of the Dollar Equivalent of the daily maximum amount then available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit). Such fronting fees shall be computed on a quarterly basis in arrears. Such fronting fees shall be due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrowers shall pay directly to the L/C Issuer for its own account, in Dollars, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable within five Business Days of demand and are nonrefundable.
     (k) Conflict with Letter of Credit Application. In the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.
     (l) Requirement to Fund Letters of Credit Following Maturity of 2012 Multicurrency Revolving Credit Commitments. On and after the 2012 Maturity Date, each 2014 Multicurrency

Revolving Credit Lender will be required, in accordance with such Lender’s Pro Rata Share of the Multicurrency Revolving Credit Facility, to fund Unreimbursed Amounts pursuant to Section 2.04(c)(i) arising on or after such date and/or fund participations in Unreimbursed Amounts regardless of whether any Default existed on the 2012 Maturity Date (unless on or prior to the 2012 Maturity Date, any of the actions described in Section 8.02(a), 8.02(b) or 8.02(c) or the proviso to Section 8.02 shall have been taken or occurred); provided that the aggregate Outstanding Amount of the Multicurrency Revolving Credit Loans of such Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share of all Swing Line Loans shall not exceed such Lender’s Multicurrency Revolving Credit Commitment.
     (m) Defaulting Lenders. This Section 2.04 shall be subject to the applicable provisions of Section 2.17 in the event any Multicurrency Revolving Credit Lender becomes a Defaulting Lender.
     Section 2.05. Swing Line Loans. (a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lenders agree to make loans in Dollars (each such loan, a “Swing Line Loan”) to the Company from time to time on any Business Day until the 2014 Maturity Date in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Pro Rata Share of the Outstanding Amount of Multicurrency Revolving Credit Loans and L/C Obligations of any Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Multicurrency Revolving Credit Commitment; provided that after giving effect to any Swing Line Loan, (x) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Credit Commitments and (y) the aggregate Outstanding Amount of the Multicurrency Revolving Credit Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Multicurrency Revolving Credit Commitment; provided further that the Company shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.05, prepay under Section 2.06 and reborrow under this Section 2.05. Each Swing Line Loan shall be (i) for the first three Business Days that it remains outstanding, a Specified Rate Loan and (ii) thereafter, a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Multicurrency Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lenders a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Swing Line Loan.
     (b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Company’s irrevocable notice to the Swing Line Lenders and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lenders and the Administrative Agent not later than 3:00 p.m. on the requested borrowing date or such later time on the requested borrowing date as may be approved by the Swing Line Lenders in their sole discretion, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lenders and the

Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Company. Promptly after receipt by the Swing Line Lenders of any telephonic Swing Line Loan Notice, the Swing Line Lenders will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lenders will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lenders have received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Multicurrency Revolving Credit Lender) prior to 3:30 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lenders not to make such Swing Line Loan as a result of the limitations set forth in the provisos to the first sentence of Section 2.05(a), or (B) that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lenders will, not later than 4:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Company. Unless otherwise agreed between the Swing Line Lenders, each Swing Line Lender shall make 50% of each Swing Line Loan.
     (c) Refinancing of Swing Line Loans. (i) The Swing Line Lenders at any time in their sole and absolute discretion may request, on behalf of the Company (which hereby irrevocably authorizes the Swing Line Lenders to so request on its behalf), that each Multicurrency Revolving Credit Lender make either a Specified Rate Loan or a Base Rate Loan (as applicable to the underlying Swing Line Loan at such time, subject to automatic conversion thereof from a Specified Rate Loan to a Base Rate Loan at the time contemplated by Section 2.05(a) hereof) in an amount equal to such Lender’s Pro Rata Share of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02(a), without regard to the minimum and multiples specified therein for the principal amount of the Specified Rate Loans and/or Base Rate Loans (as applicable), but subject to the unutilized portion of the Multicurrency Revolving Credit Facility and the conditions set forth in Section 4.02. The Swing Line Lenders shall furnish the Company with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Multicurrency Revolving Credit Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Committed Loan Notice available to the Administrative Agent in immediately available funds for the account of the Swing Line Lenders at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.05(c)(ii), each Multicurrency Revolving Credit Lender that so makes funds available shall be deemed to have made a Specified Rate Loan or a Base Rate Loan (as applicable) to the Company in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lenders.
     (ii) If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.05(c)(i), the request for Specified Rate Loans and/or Base Rate Loans (as applicable) submitted by the Swing Line Lenders as set forth herein shall be deemed to be a request by the Swing Line Lenders that each of the Multicurrency Revolving Credit

Lenders fund its risk participation in the relevant Swing Line Loan and each Multicurrency Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lenders pursuant to Section 2.05(c)(i) shall be deemed payment in respect of such participation.
     (iii) If any Multicurrency Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lenders any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.05(c) by the time specified in Section 2.05(c)(i), the Swing Line Lenders shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lenders at a rate per annum equal to the applicable Federal Funds Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the Swing Line Lenders (or either of them) in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Committed Loan included in the relevant Committed Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lenders submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.
     (iv) Each Multicurrency Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.05(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against any Swing Line Lender, the Borrowers or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Multicurrency Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.05(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Company of a Committed Loan Notice). No such funding of risk participations shall relieve or otherwise impair the obligation of the Company to repay Swing Line Loans, together with interest as provided herein.
     (d) Repayment of Participations. (i) At any time after any Multicurrency Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lenders receive any payment on account of such Swing Line Loan, the Swing Line Lenders will distribute to such Lender its Pro Rata Share of such payment in the same funds as those received by the Swing Line Lenders.
     (ii) If any payment received by the Swing Line Lenders in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lenders under any of the circumstances described in Section 11.06 (including pursuant to any settlement entered into by the Swing Line Lenders in their discretion), each Multicurrency Revolving Credit Lender shall pay to the Swing Line Lenders its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lenders.
     (e) Interest for Account of Swing Line Lenders. The Swing Line Lenders shall be responsible for invoicing the Company for interest on the Swing Line Loans. Until each Multicurrency Revolving Credit Lender funds its Specified Rate Loan or Base Rate Loan (as applicable) or risk participation pursuant to this Section 2.05 to refinance such Lender’s Pro Rata Share of any Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of the Swing Line Lenders.
     (f) Payments Directly to Swing Line Lenders. The Company shall make all payments of principal and interest in respect of the Swing Line Loans directly to each Swing Line Lender.
     (g) Defaulting Lenders. This Section 2.05 shall be subject to the applicable provisions of Section 2.17 in the event any Multicurrency Revolving Credit Lender becomes a Defaulting Lender.
     Section 2.06. Prepayments. (a) Optional. (i) Each Borrower may, upon notice from the Company to the Administrative Agent, at any time or from time to time, voluntarily prepay the Term Loans of any Tranche (or Series thereof), Revolving Credit Loans of any Tranche (or Series thereof) and/or the LCPI Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Administrative Agent not later than 11:00 a.m. (1) three Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in Dollars, (2) four Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in Alternative Currencies and (3) on the date of prepayment of Base Rate Committed Loans; (B) any prepayment of Eurocurrency Rate Committed Loans shall be in a minimum principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof; (C) any prepayment of Base Rate Committed Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding; (D) so long as any Term A-1 Loans are outstanding, the Company shall not prepay Term A-2 Loans under this paragraph unless it shall simultaneously prepay Term A-1 Loans on at least a ratable basis with the Term A-2 Loans being prepaid (it being understood and agreed that the Company may prepay Term A-1 Loans under this paragraph without making any corresponding prepayments of Term A-2 Loans); (E) so long as any 2012 Multicurrency Revolving Credit Loans are outstanding, the Company shall not prepay 2014 Multicurrency Revolving Credit Loans under this paragraph unless it shall simultaneously prepay 2012 Multicurrency Revolving Credit Loans on at least a ratable basis with the 2014 Multicurrency Revolving Credit Loans being prepaid (it being understood and agreed that the Company may prepay 2012 Multicurrency Revolving Credit Loans under this paragraph without making any corresponding prepayments of 2014 Multicurrency Revolving Credit Loans); and (F) so long as any 2012 US Dollar Revolving Credit Loans are outstanding, the Company shall not prepay 2014 US Dollar Revolving Credit Loans under this paragraph unless it shall simultaneously prepay 2012 US Dollar Revolving Credit Loans on at least a ratable basis with the 2014 US Dollar Revolving Credit Loans being prepaid (it being understood and agreed that the Company may prepay 2012 US Dollar Revolving Credit Loans under this paragraph without making any corresponding prepayments of 2014 US Dollar Revolving Credit Loans). Each such notice shall specify the date and amount of such prepayment and the Class(es) and Type(s) (and, if applicable, Series thereof) of Committed Loans to be prepaid. The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment. If such notice is given by the Company, the applicable Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.07. Each prepayment of the Loans pursuant to this Section 2.06(a) shall be applied among the Facilities in such amounts as the Company may direct in its sole discretion, subject to the restrictions set forth in clauses (D), (E) and (F) above; provided that any such prepayment of the Term Loans shall be applied against the then remaining scheduled amortization payments under the Term Loans in order of their maturities. Each prepayment in respect of a particular Facility shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares.
     (ii) No Bid Loan may be prepaid without the prior consent of the applicable Bid Loan Lender; provided that in connection with the repayment in full or refinancing of all of the Facilities, if any Bid Loan is outstanding at such time, the Company shall be permitted to deposit with the Administrative Agent cash or deposit account balances (or a letter of credit) pursuant to documentation reasonably satisfactory to such Bid Loan Lender in an amount equal to the sum of the outstanding principal amount of such Bid Loan and the remaining interest payments on such Bid Loan.
     (iii) The Company may, upon notice to the Swing Line Lenders (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Swing Line Lenders and the Administrative Agent not later than 3:00 p.m. on the date of the prepayment, (B) any such prepayment shall be in a minimum principal amount of the lesser of $100,000 and the total principal amount of the Swing Line Loans then outstanding and (C) any such prepayment shall be applied ratably to the outstanding Swing Line Loans held by the respective Swing Line Lenders. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.
     (iv) Notwithstanding anything to the contrary contained in this Agreement, the Company may rescind any notice of prepayment under Section 2.06(a)(i) or 2.06(a)(iii) if such prepayment would have resulted from a refinancing of all of the Facilities, which refinancing shall not be consummated or shall otherwise be delayed.
     (b) Mandatory.
     (i) (A) If (1) any Restricted Company Disposes of any property or assets pursuant to Section 7.05(l)(ii), 7.05(q) or 7.05(s), or (2) any Casualty Event occurs, which in the aggregate results in the realization or receipt by any Restricted Company of Net Cash Proceeds in excess of $1,000,000 in any fiscal year, the Company shall cause to be prepaid on or prior to the date which is ten Business Days after the date of the realization or receipt of such Net Cash Proceeds an aggregate principal amount of Term

Loans in an amount equal to 100% of all Net Cash Proceeds received; provided that no such prepayment shall be required pursuant to this Section 2.06(b)(i)(A) if, on or prior to such date, the Company shall have given written notice to the Administrative Agent of its intention to reinvest all or a portion of such Net Cash Proceeds in accordance with Section 2.06(b)(i)(B) (which election may only be made if no Event of Default has occurred and is then continuing);
     (B) With respect to any Net Cash Proceeds realized or received with respect to any Disposition or any Casualty Event required to be applied in accordance with Section 2.06(b)(i)(A), at the option of the Company, and so long as no Event of Default shall have occurred and be continuing, the Company may reinvest all or any portion of such Net Cash Proceeds in the acquisition, improvement or maintenance of assets useful in the operations of the Restricted Companies (1) in the case of any Net Cash Proceeds received with respect to any Disposition, within (x) 12 months following receipt of such Net Cash Proceeds or (y) if the Company enters into a contract to reinvest such Net Cash Proceeds within such 12 month period following receipt thereof, 18 months following receipt of such Net Cash Proceeds and (2) in the case of any Net Cash Proceeds received with respect to any Casualty Event, within (x) 24 months following receipt of such Net Cash Proceeds or (y) if the Company enters into a contract to reinvest such Net Cash Proceeds within such 24 month period following receipt thereof, 30 months following receipt of such Net Cash Proceeds; provided that if any Net Cash Proceeds are no longer intended to be so reinvested at any time after delivery of a notice of reinvestment election or are not so reinvested during (I) in the case of any such Disposition, such 12 month period or 18 month period, as applicable and (II) in the case of any such Casualty Event, such 24 month period or 30 month period, as applicable, an amount equal to any such Net Cash Proceeds shall be immediately applied to the prepayment of the Term Loans as set forth in this Section 2.06.
     (ii) If any Restricted Company incurs or issues any Indebtedness not expressly permitted to be incurred or issued pursuant to Section 7.03, the Company shall cause to be prepaid an aggregate principal amount of Term Loans in an amount equal to 100% of all Net Cash Proceeds received therefrom on or prior to the date which is five Business Days after the receipt of such Net Cash Proceeds.
     (iii) Within ten Business Days after financial statements have been delivered pursuant to Section 6.01(a) and the related Compliance Certificate has been delivered pursuant to Section 6.02(b), the Borrowers shall cause to be prepaid an aggregate principal amount of Term Loans in an amount equal to (A) 50% of Excess Cash Flow, if any, for the fiscal year covered by such financial statements (commencing with the first full fiscal year ended after the Restatement Effective Date) minus (B) the sum of (1) the amount of any prepayments of the Term Loans made pursuant to Section 2.06(a) during the fiscal year covered by such financial statements and (2) solely to the extent the Revolving Credit Commitments are reduced pursuant to Section 2.07(a) in connection therewith (and solely to the extent of the amount of such reduction), the amount of any prepayments of the Revolving Credit Loans made pursuant to Section 2.06(a) during the fiscal year covered by such financial statements; provided that such percentage shall be reduced to (x) 25% if the Leverage Ratio as of the end of such fiscal year was equal to or less than 3.00:1 and greater than 2.50:1 and (y) 0% if (I) the Leverage Ratio as of the end of such fiscal year was equal to or less than 2.50:1 or (II) the Excess Cash Flow for such year was less than $10,000,000.
     (iv) Each prepayment of Term Loans pursuant to this Section 2.06(b) shall be applied ratably to each Tranche of the Term Loans (and within the Tranche of Term A Loans, ratably to each Series thereof) and in direct order of maturities to the principal repayment installments of the Term Loans that are due after the date of such prepayment. Each such prepayment shall be paid to the Lenders in accordance with their respective Pro Rata Shares.
     (v) The Borrowers shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made pursuant to clauses (i), (ii) and (iii) of this Section 2.06(b) at least (A) in the case of the prepayment of Term Loans which are Base Rate Loans, three Business Days and (B) in the case of prepayments of Term Loans which are Eurocurrency Rate Loans, five Business Days, in each case prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Appropriate Lender of the contents of the Borrowers’ prepayment notice and of such Appropriate Lender’s Pro Rata Share of the prepayment.
     (vi) If the Administrative Agent notifies the Company at any time that the Total Revolving Outstandings at such time exceed an amount equal to 105% of the Aggregate Revolving Credit Commitments then in effect, then, within five Business Days after receipt of such notice, the Borrowers shall prepay Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount sufficient to reduce the Total Revolving Outstandings as of such date of payment to an amount not to exceed 100% of the Aggregate Revolving Credit Commitments then in effect (provided that in the case of any Eurocurrency Rate Loan, if the Borrowers deposit in an escrow account on terms satisfactory to the Administrative Agent an amount (the “Escrowed Amount”) for the prepayment of such Eurocurrency Rate Loan on the last day of then next-expiring Interest Period for such Eurocurrency Rate Loan, the Total Revolving Outstandings shall be deemed to be reduced by an amount equal to the Escrowed Amount for purposes of this Section 2.06(b)(vi), it being agreed and understood that interest in respect of any Escrowed Amount shall continue to accrue thereon at the rate provided hereunder for the Eurocurrency Rate Loan which such Escrowed Amount is intended to repay until such Escrowed Amount shall have been used in full to repay such Eurocurrency Rate Loan).
     (vii) If for any reason at any time during the five Business Day period immediately preceding the 2012 Maturity Date, the 2012 Multicurrency Revolving Credit Lenders’ Pro Rata Share of the Outstanding Amount of all L/C Obligations exceeds the amount of the 2014 Multicurrency Revolving Credit Commitments minus the 2014 Multicurrency Revolving Credit Lenders’ Pro Rata Share of the Outstanding Amount of all L/C Obligations minus the 2014 Multicurrency Revolving Credit Lenders’ Pro Rata

Share of the Outstanding Amount of all Swing Line Loans at such time, then the Borrowers shall promptly prepay or cause to be promptly prepaid Multicurrency Revolving Credit Loans and/or cash collateralize the L/C Obligations in an aggregate amount necessary to eliminate such excess.
     (c) Funding Losses, Etc. All prepayments under this Section 2.06 shall be made together with, in the case of any such prepayment of a Eurocurrency Rate Loan on a date other than the last day of an Interest Period therefor, any amounts owing in respect of such Eurocurrency Rate Loan pursuant to Section 3.07. Notwithstanding any of the other provisions of Section 2.06(b), so long as no Event of Default shall have occurred and be continuing, if any prepayment of Eurocurrency Rate Loans is required to be made under Section 2.06(b), other than on the last day of the Interest Period therefor, the Company may, in its sole discretion, deposit the amount of any such prepayment otherwise required to be made thereunder into a Cash Collateral Account until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Company or any other Loan Party) to apply such amount to the prepayment of such Loans in accordance with Section 2.06(b). Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall also be authorized (without any further action by or notice to or from the Company or any other Loan Party) to apply such amount to the prepayment of the outstanding Loans in accordance with Section 2.06(b).
     Section 2.07. Termination or Reduction of Commitments. (a) Optional. The Company may, upon written notice to the Administrative Agent, terminate the Aggregate Revolving Credit Commitments, or from time to time permanently reduce the Aggregate Revolving Credit Commitments of any Tranche; provided that (i) any such notice shall be received by the Administrative Agent one Business Day prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount (A) of $500,000 or any whole multiple of $100,000 in excess thereof or (B) equal to the Aggregate Revolving Credit Commitments of such Tranche at such time, (iii) if, after giving effect to any reduction of the Aggregate Revolving Credit Commitments, the Letter of Credit Sublimit, the Swing Line Sublimit, the US Dollar Revolving Credit Facility or the Multicurrency Revolving Credit Facility exceeds the amount of the Aggregate Revolving Credit Commitments, such sublimit or facility commitments shall be automatically reduced by the amount of such excess, (iv) so long as the 2012 US Dollar Revolving Credit Commitments are outstanding, the Borrowers shall not reduce the US Dollar Revolving Credit Commitments of either Tranche under this paragraph unless they shall simultaneously and ratably reduce the corresponding US Dollar Revolving Credit Commitments of the other Tranche and (v) so long as the 2012 Multicurrency Revolving Credit Commitments are outstanding, the Borrowers shall not reduce the Multicurrency Revolving Credit Commitments of either Tranche under this paragraph unless they shall simultaneously and ratably reduce the corresponding Multicurrency Dollar Revolving Credit Commitments of the other Tranche. Notwithstanding the foregoing, the Company may rescind or postpone any notice of termination of the Aggregate Revolving Credit Commitments if such termination would have resulted from a refinancing of all of the Facilities, which refinancing shall not be consummated or otherwise shall be delayed.
     (b) Mandatory. Subject to Section 2.16, the Term Commitment of each Term Lender shall be automatically and permanently reduced to $0 on the Restatement Effective Date upon the funding (or deemed funding) or conversion of the Term Loans in accordance with Section 2.01. The Revolving Credit Commitments of each Series of any Tranche shall be automatically and permanently reduced to $0 on the Maturity Date applicable to such Series of such Tranche. On the Restatement Effective Date, the Revolving Credit Commitments held by LCPI immediately prior to such date shall be automatically and permanently reduced to $0.
     (c) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Lenders of any termination or reduction of unused portions of the Letter of Credit Sublimit or the Swing Line Sublimit or the unused Commitments of any Class or Tranche (or Series thereof) under this Section 2.07. Upon any reduction of unused Commitments of any Class or Tranche (or Series thereof), the Commitment of each Lender of such Class or Tranche (or Series thereof) shall be reduced by such Lender’s Pro Rata Share of the amount by which such Commitments are reduced (other than the termination of the Commitment of any Lender as provided in Section 3.09). All facility fees accrued until the effective date of any termination of the Revolving Credit Commitments shall be paid on the effective date of such termination.
     Section 2.08. Repayment of Loans. (a) Term Loans. The Company shall repay to the Administrative Agent for the ratable account of the Term Lenders the aggregate principal amount of all Term Loans outstanding in quarterly installments equal to the amounts as follows (which installments shall be (i) reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.06(b)(iv) and (ii) increased by an amount equal to an amount equal to the applicable quarterly installment amount of any Additional Term Loans made pursuant to Section 2.16 as additional Term Loans), each such payment to be made on or prior to the date specified below:
     (i) Term A-1 Loans: an aggregate principal amount on the applicable date equal to the percentage set forth below of the initial aggregate principal amount of the Term Loans (corresponding to the Term A-1 Loans) made on the Original Closing Date:

Payment Date	Term A-1 Percentage
June 30, 2010	2.5%
September 30, 2010	2.5%
December 31, 2010	2.5%
March 31, 2011	2.5%
June 30, 2011	2.5%
September 30, 2011	2.5%
Maturity Date with respect to Term A-1 Loans	72.5%
; provided that the final principal repayment installment of the Term A-1 Loans shall be repaid on the Maturity Date with respect to Term A-1 Loans outstanding on such date.
     (ii) Term A-2 Loans: an aggregate amount on the applicable date equal to the percentage set forth below of the initial aggregate principal amount of the Term A-2 Loans converted on the Restatement Effective Date:

Payment Date	Term A-2 Percentage
September 30, 2010	2.5%
December 31, 2010	2.5%
March 31, 2011	2.5%
June 30, 2011	2.5%
September 30, 2011	2.5%
December 31, 2011	2.5%
March 31, 2012	2.5%
June 30, 2012	2.5%
September 30, 2012	2.5%
December 31, 2012	2.5%
March 31, 2013	3.75%
June 30, 2013	3.75%
September 30, 2013	3.75%
December 31, 2013	3.75%
March 31, 2014	3.75%
Maturity Date with respect to Term A-2 Loans	56.25%
; provided that the final principal repayment installment of the Term A-2 Loans shall be repaid on the Maturity Date with respect to Term A-2 Loans outstanding on such date.
     (b) Revolving Credit Loans. Each Borrower shall repay to the Administrative Agent for the ratable account of the applicable Revolving Credit Lenders of any Series of any Tranche on the Maturity Date applicable to such Series of such Tranche the aggregate principal amount of all of its Revolving Credit Loans of such Series of such Tranche outstanding on such date.
     (c) Bid Loans. The Company shall repay each Bid Loan on the last day of the Interest Period in respect thereof.
     (d) Swing Line Loans. The Company shall repay its Swing Line Loans on the earlier to occur of (i) the date ten (10) Business Days after such Loan is made and (ii) the Maturity Date applicable to the 2014 Multicurrency Revolving Credit Commitments.
     (e) LCPI Loans. Each Borrower shall repay to the Administrative Agent for the ratable account of the LCPI Loan Lenders on the Maturity Date applicable to the LCPI Loans the aggregate principal amount of all LCPI Loans outstanding on such date.
     Section 2.09. Interest. (a) Subject to the provisions of Section 2.09(b), (i) each Eurocurrency Rate Committed Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable Margin plus (in the case of a Eurocurrency Rate Loan of any Lender which is lent from a Lending Office in the United Kingdom or a Participating Member State) the Mandatory Cost, (ii) each Committed Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Margin, (iii) each Bid Loan shall bear interest on the outstanding principal amount thereof for the Interest Period therefor at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus (or minus) the Eurocurrency Bid Margin, or at the Absolute Rate for such Interest Period, as the case may be, and (iv) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Federal Funds Rate plus the Applicable Margin for Eurocurrency Rate Revolving Credit Loans, or at such other rates as may be agreed between the Company and the Swing Line Lenders.
     (b) While any Event of Default set forth in Section 8.01(a) or (f) exists (but, in the case of any Event of Default set forth in Section 8.01(a), only upon the election of the Administrative Agent or the Required Lenders), the Borrowers shall pay interest on all overdue Obligations hereunder (regarding which all applicable grace periods set forth in Section 8.01 have expired) at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.
     (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.
     Section 2.10. Fees. In addition to certain fees described in Sections 2.04(i) and 2.04(j):
     (a) Facility Fee for 2012 Revolving Credit Commitments. The Borrowers shall pay to the Administrative Agent for the account of each 2012 Multicurrency Revolving Credit Lender and each 2012 US Dollar Revolving Credit Lender in accordance with its Pro Rata Share, a facility fee in Dollars equal to the Applicable Margin times the actual daily amount of the aggregate 2012 Revolving Credit Commitments (or, if the 2012 Revolving Credit Commitments have terminated, on the Outstanding Amount of all loans provided by lenders with a 2012 Revolving Credit Commitments and the Pro Rata Share of all such lenders of all outstanding Swing Line Loans and L/C Obligations (collectively, the “2012 Revolving Outstanding Amounts”)), regardless of usage. The facility fee shall accrue at all times from the date hereof until the date on which the aggregate 2012 Revolving Credit Commitments have terminated, the 2012 Revolving Outstanding Amounts have been paid or Cash Collateralized (the “2012 Revolving Termination Date”), including at any time during which one or more of the conditions in Article 4 is not met, and shall be due and payable quarterly in arrears on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the Original Closing Date, and on the 2012 Revolving Termination Date. The facility fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Margin during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect.
     (b) Commitment Fee for 2014 Revolving Credit Commitments. The Borrowers shall pay to the Administrative Agent (i) for the account of each 2014 Multicurrency Revolving Credit Lender in accordance with its Pro Rata Share of the 2014 Multicurrency Revolving Credit Facility, a commitment fee in Dollars equal to the Applicable Margin times the actual daily amount by which the aggregate 2014 Multicurrency Revolving Credit Commitments exceed the sum of (A) the Outstanding Amount of 2014 Multicurrency Revolving Credit Loans, (B) the Pro Rata Share of the 2014 Multicurrency Revolving Credit Lenders in the Outstanding Amount of L/C Obligations and (C) the Pro Rata Share of the 2014 Multicurrency Revolving Credit Lenders in the Outstanding Amount of Swing Lines and (ii) for the account of each 2014 US Dollar Revolving Credit Lender in accordance with its Pro Rata Share of the 2014 US Dollar Revolving Credit Facility, a commitment fee in Dollars equal to the Applicable Margin times the actual daily amount by which the aggregate 2014 US Dollar Revolving Credit Commitments exceed the Outstanding Amount of 2014 US Dollar Revolving Credit Loans. The commitment fees shall accrue at all times from the date hereof until the date on which the aggregate 2014 Revolving Credit Commitments have terminated, the Outstanding Amounts on 2014 US Dollar Revolving Credit Loans, 2014 Multicurrency Revolving Credit Loans and the Swing Lines have been paid and the Outstanding Amounts on all L/C Obligations have been paid or Cash Collateralized (the “2014 Revolving Termination Date”), including at any time during which one or more of the conditions in Article 4 is not met, and shall be due and payable quarterly in arrears on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the Restatement Effective Date, and on the 2014 Revolving Termination Date. The commitment fees shall be calculated quarterly in arrears, and if there is any change in the Applicable Margin during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect.
     (c) Other Fees. The Borrowers shall pay to the Agents such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
     Section 2.11. Computation of Interest and Fees. All computations of interest for Base Rate Loans when the Base Rate is determined by JPMCB’s “prime rate” shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year), or, in the case of interest in respect of Committed Loans denominated in Alternative Currencies as to which market practice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.13(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
     Section 2.12. Evidence of Indebtedness. (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and evidenced by one or more entries in the Register maintained by the Administrative Agent, acting solely for purposes of Treasury Regulation Section 5f.103-1(c), as agent for the Borrowers, in each case in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be prima facie evidence absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender to a Borrower made through the Administrative Agent, such Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note payable to such Lender, which shall evidence such Lender’s Loans to such Borrower in addition to such accounts or records. Each Lender may attach schedules to a Note and endorse thereon the date, Type (if applicable), amount, currency and maturity of its Loans and payments with respect thereto. Any such Note evidencing a Loan prior to the Restatement Effective Date may be exchanged, upon the request of the relevant Lender made through the Administrative Agent and the surrender of such Note to the Company through the Administrative Agent, for Notes evidencing the Term A-2 Loans, the 2014 Multicurrency Revolving Credit Loans, the 2014 US Dollar Revolving Credit Loans and/or the LCPI Loans, as applicable, into which such Lender’s Loans were converted on the Restatement Effective Date.
     (b) In addition to the accounts and records referred to in Section 2.12(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records and, in the case of the Administrative Agent, entries in the Register, evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.
     (c) Entries made in good faith by the Administrative Agent in the Register pursuant to Section 2.12(a) and (b), and by each Lender in its account or accounts pursuant to Section 2.12(a) and (b), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrowers to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement and the other Loan Documents, absent manifest error; provided that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrowers under this Agreement and the other Loan Documents.
     Section 2.13. Payments Generally. (a) All payments to be made by the Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein and except with respect to principal of and interest on Loans denominated in an Alternative Currency, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. (or, in the case of Section 2.06(a)(iii), 3:00 p.m.) on the date specified herein. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder with respect to principal and interest on Loans denominated in an Alternative Currency shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in such Alternative Currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, any Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, such Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent (i) after 2:00 p.m. (or, in the case of Section 2.06(a)(iii), 3:00 p.m.), in the case of payments in Dollars, or (ii) after the Applicable Time specified by the Administrative Agent in the case of payments in an Alternative Currency, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by any Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.
     (b) Unless a Borrower or any Lender has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that such Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that such Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then:
     (i) if a Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in Same Day Funds at the Overnight Rate; and
     (ii) if any Lender failed to make such payment with respect to any Committed Borrowing, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in Same Day Funds together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the relevant Borrower to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at a rate per annum equal to the Overnight Rate. When such Lender makes payment to the Administrative Agent (together with all accrued interest thereon), then such payment amount (excluding the amount of any interest which may have accrued and been paid in respect of such late payment) shall constitute such Lender’s Committed Loan included in the applicable Committed Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrowers, and the Borrowers shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Committed Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrowers may have against any Lender as a result of any default by such Lender hereunder.
     A notice of the Administrative Agent to any Lender or a Borrower with respect to any amount owing under this Section 2.13(b) shall be conclusive, absent manifest error.
     (c) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article 2, and such funds are not made available to the relevant Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article 4 are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.
     (d) The obligations of the Lenders hereunder to make Committed Loans and to fund participations in Letters of Credit and Swing Line Loans are several and not joint. The failure of any Lender to make any Committed Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Committed Loan or purchase its participation.
     (e) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
     (f) Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Administrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order of priority set forth in Section 8.03. If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s Pro Rata Share of the sum of (i) the Outstanding Amount of all Loans outstanding at such time and (ii) the Outstanding Amount of all L/C Obligations outstanding at such time, in repayment or prepayment of such of the outstanding Loans or other Obligations then owing to such Lender.
     (g) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.04(d), 2.05(c) or 9.07 (or if the Borrowers shall have paid any amount or posted any cash collateral in respect of such Lender’s Pro Rata Share of Swing Line Obligations or L/C Obligations pursuant to Section 2.17(b)(ii)), then notwithstanding any contrary provision hereof, with respect to any amounts thereafter received by the Administrative Agent for the account of such Lender, the Administrative Agent (i) shall apply such amounts (A) first, for the benefit of the Administrative Agent, the Swing Line Lender or the L/C Issuer to satisfy such Lender’s obligations to it under such Section until all such unsatisfied obligations are fully paid, and (B) second, unless an Event of Default has occurred and is continuing, to reimburse the

Borrowers for any cash collateral posted by the Borrowers until the Borrowers are fully reimbursed, and (ii) thereafter, may, in its sole discretion, hold any such remaining amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section; provided any amounts held pursuant to clause (ii) hereof shall be released to such Lender upon the earlier of (x) the date on which any of the actions described in Section 8.02(a), 8.02(b) or 8.02(c) or the proviso to Section 8.02 shall have been taken or occurred and (y) (A) in the case of amounts held against the obligations of a Term A-1 Lender, 2012 Multicurrency Revolving Credit Lender or 2012 US Dollar Revolving Credit Lender, the 2012 Maturity Date and (B) otherwise, the 2014 Maturity Date.
     Section 2.14. Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Committed Loans made by it, or the participations in L/C Obligations or in Swing Line Loans held by it, any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Committed Loans made by them and/or such subparticipations in the participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Committed Loans or such participations, as the case may be, pro rata with each of them; provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 11.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. The Borrowers agree that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff, but subject to Section 11.10) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.14 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.14 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.
     Section 2.15. Designated Borrowers.
     (a) The Company may at any time, upon not less than ten (10) Business Days’ notice from the Company to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), designate any Restricted Subsidiary of the Company (an “Applicant Borrower”) as a Designated Borrower to receive Revolving Credit Loans hereunder that are denominated in an Alternative Currency by delivering to the Administrative

Agent (which shall promptly deliver counterparts thereof to each Lender) a duly executed notice and agreement in substantially the form of Exhibit H (a “Designated Borrower Request and Assumption Agreement”). The parties hereto acknowledge and agree that prior to any Applicant Borrower becoming entitled to utilize the credit facilities provided for herein the Administrative Agent and the Lenders shall have received such supporting resolutions, incumbency certificates, opinions of counsel and other documents or information, in form, content and scope reasonably satisfactory to the Administrative Agent, as may be required by the Administrative Agent or the Required Lenders in their sole discretion, and Notes signed by such new Borrowers to the extent any Lenders so require. Promptly following receipt of all such requested resolutions, incumbency certificates, opinions of counsel and other documents or information, the Administrative Agent shall send a notice in substantially the form of Exhibit I (a “Designated Borrower Notice”) to the Company and the Lenders specifying the effective date upon which the Applicant Borrower shall constitute a Designated Borrower for purposes hereof, whereupon each of the Lenders agrees to permit such Designated Borrower to receive Revolving Credit Loans hereunder that are denominated in an Alternative Currency, on the terms and conditions set forth herein; provided that no Committed Loan Notice or Letter of Credit Application may be submitted by or on behalf of such Designated Borrower until the date that is five Business Days after such effective date.
     (b) The Obligations of the Company and each Designated Borrower that is a Domestic Subsidiary shall be joint and several in nature. The Obligations of all Designated Borrowers that are Foreign Subsidiaries shall be several in nature.
     (c) Each Restricted Subsidiary of the Company that becomes a “Designated Borrower” pursuant to this Section 2.15 hereby irrevocably appoints the Company as its agent for all purposes relevant to this Agreement and each of the other Loan Documents, including (i) the giving and receipt of notices (including as agent for service of process), (ii) the execution and delivery of all documents, instruments and certificates contemplated herein and all modifications hereto, and (iii) the receipt of the proceeds of any Loans made by the Lenders to any such Designated Borrower hereunder. Any acknowledgment, consent, direction, certification or other action which might otherwise be valid or effective only if given or taken by all Borrowers, or by each Borrower acting singly, shall be valid and effective if given or taken only by the Company, whether or not any such other Borrower joins therein. Any notice, demand, consent, acknowledgement, direction, certification or other communication delivered to the Company in accordance with the terms of this Agreement shall be deemed to have been delivered to each Designated Borrower.
     (d) The Company may from time to time, upon not less than ten (10) Business Days’ notice from the Company to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), terminate a Designated Borrower’s status as such, provided that there are no outstanding Loans or L/C Obligations payable by such Designated Borrower, or other amounts payable by such Designated Borrower on account of any Loans or Letters of Credit made to it, as of the effective date of such termination. The Administrative Agent will promptly notify the Lenders of any such termination of a Designated Borrower’s status.

     (e) Notwithstanding anything to the contrary herein, the status of any Subsidiary as a Designated Borrower shall terminate immediately if, at any time, the Company and such Subsidiary are not able to make any of the representations set forth below with respect to such Subsidiary at such time (the occurrence of such situation with respect to such Subsidiary, a “Specified Representation Default”):
     (i) Such Designated Borrower is subject to civil and commercial Laws with respect to its obligations under this Agreement and the other Loan Documents to which it is a party (collectively as to such Designated Borrower, the “Applicable Designated Borrower Documents”), and the execution, delivery and performance by such Designated Borrower of the Applicable Designated Borrower Documents constitute and will constitute private and commercial acts and not public or governmental acts. Neither such Designated Borrower nor any of its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of the jurisdiction in which such Designated Borrower is organized and existing in respect of its obligations under the Applicable Designated Borrower Documents.
     (ii) The Applicable Designated Borrower Documents are in proper legal form under the Laws of the jurisdiction in which such Designated Borrower is organized and existing for the enforcement thereof against such Designated Borrower under the Laws of such jurisdiction, and to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Designated Borrower Documents.
     (iii) It is not necessary to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Designated Borrower Documents that the Applicable Designated Borrower Documents be filed, registered or recorded with, or executed or notarized before, any court or other authority in the jurisdiction in which such Designated Borrower is organized and existing or that any registration charge or stamp or similar tax be paid on or in respect of the Applicable Designated Borrower Documents or any other document, except for (A) any such filing, registration, recording, execution or notarization as has been made or is not required to be made until the Applicable Designated Borrower Document or any other document is sought to be enforced and (B) any charge or tax as has been timely paid.
     (iv) There is no tax, levy, impost, duty, fee, assessment or other governmental charge, or any deduction or withholding, imposed by any Governmental Authority in or of the jurisdiction in which such Designated Borrower is organized and existing either (A) on or by virtue of the execution or delivery of the Applicable Designated Borrower Documents or (B) on any payment to be made by such Designated Borrower pursuant to the Applicable Designated Borrower Documents, except as has been disclosed to the Administrative Agent.
     (v) The execution, delivery and performance of the Applicable Designated Borrower Documents executed by such Designated Borrower are, under applicable foreign exchange control regulations of the jurisdiction in which such Designated Borrower is organized and existing, not subject to any notification or authorization except

(A) such as have been made or obtained or (B) such as cannot be made or obtained until a later date (provided that any notification or authorization described in clause (ii) shall be made or obtained as soon as is reasonably practicable).
The Company agrees to give prompt notice to the Administrative Agent of any Specified Representation Default with respect to any Subsidiary that is a Designated Borrower, and within the later of (x) five (5) Business Days after the occurrence of such Specified Representation Default or (y) in the case of Eurocurrency Rate Loans, the ending date of the applicable Interest Period, such Subsidiary shall pay in full the unpaid principal of and interest on all its outstanding Loans and Cash Collateralize the then Outstanding Amount of all its L/C Obligations (in an amount equal to the then Outstanding Amount thereof), failing which the Company shall forthwith make such payments and post such Cash Collateral pursuant to its guarantee thereof set forth in Article 10. Nothing in this Section 2.15(e) shall limit or otherwise affect the Guarantor Parties’ obligations under Article 10.
     Section 2.16. Increase in Commitments. (a) Upon notice to the Administrative Agent (which shall promptly notify the Lenders), at any time after the Restatement Effective Date, the Company may request: (i) on one or more occasions, additional Term Commitments in respect of an Additional Term Loan Tranche in an amount not to exceed the Term B Loan Permitted Amount; provided that (A) after giving effect to any such Indebtedness, the Senior Secured Leverage Ratio, calculated on a Pro Forma Basis (and specifically giving effect to the repayment of any Total Secured Indebtedness effected on or prior to such date), would be no greater than 2.75 to 1.00 as of the most recently completed period of four consecutive fiscal quarters ending prior to the incurrence of such Indebtedness, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders (either pursuant to Section 6.01(a) or Section 6.01(b) or in any subsequent delivery of financial information by the Company to the Administrative Agent prior to such incurrence of Indebtedness) as though such incurrence of Indebtedness (and the repayment of any Total Secured Indebtedness effected on or prior to such date) had been consummated as of the first day of the fiscal period covered thereby and (B) the proceeds thereof shall be used in connection with the Transaction; (ii) on one or more occasions, additional Term Commitments in respect of Term Loans having the same terms (including pricing) as the existing Term A-2 Loans (the “Specified Term A-2 Loans”) in an amount not to exceed the Specified Term A-2 Loan Permitted Amount, provided that (A) such Term Commitments may be established no later than 10 Business Days after the Restatement Effective Date and (B) the proceeds thereof shall be used solely to pay obligations under the Metavante Credit Agreement; (iii) on one or more occasions, additional Revolving Credit Commitments having the same terms (including pricing and currency) as the existing 2014 Multicurrency Revolving Credit Commitments or the existing 2014 US Dollar Revolving Credit Commitments, provided that (A) such Revolving Credit Commitments may be established no later than 10 Business Days after the Restatement Effective Date and (B) the proceeds thereof shall be used in accordance with Section 6.11; and (iv) on up to ten occasions, other additional Term Commitments and/or additional Revolving Credit Commitments; provided that after giving effect to any such addition, the aggregate amount of all additional Term Commitments and additional Revolving Credit Commitments that have been added pursuant to this clause (iv) shall not exceed $750,000,000. Any such addition under this Section 2.16(a)

shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof.
     (b) Any loans made in respect of any such additional Term Commitments (the “Additional Term Loans”) may be made, at the option of the Company, either by (i) increasing the Term Loans with the same terms (including pricing) as the existing Term Loans, or (ii) creating a new tranche of terms loans (an “Additional Term Loan Tranche”); provided that any Additional Term Loan Tranche (1) shall not mature prior to the stated Maturity Date applicable to the latest maturing Tranche of Term Loans on the date of incurrence of such Additional Term Loans and (2) the Weighted Average Life to Maturity of any Additional Term Loan Tranche shall be no less than the Weighted Average Life to Maturity of such latest maturing Tranche of Term Loans.
     (c) Any such additional Revolving Credit Commitments (the “Additional Revolving Credit Commitments”) may be made, at the option of the Company, by either (i) increasing the US Dollar Revolving Credit Commitments or the Multicurrency Revolving Credit Commitments with the same terms (including pricing and currency) as the existing 2014 US Dollar Revolving Credit Commitments or 2014 Multicurrency Revolving Credit Commitments, as the case may be or (ii) creating a new tranche of the Multicurrency Revolving Credit Facility with the Additional Revolving Credit Commitments of Lenders willing to fund in an Additional Alternative Currency pursuant to which Multicurrency Revolving Credit Loans under such new tranche may be denominated in such Additional Alternative Currency.
     (d) At the time of the sending of notice requesting additional Term Commitments and/or additional Revolving Credit Commitments, the Company (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders). Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to provide an additional Term Commitment or Revolving Credit Commitment, as applicable, and, if so, whether by an amount equal to, greater than, or less than its Pro Rata Share of such requested increase (which shall be calculated on the basis of the amount of the funded and unfunded exposure under all the Facilities held by each Lender). Any Lender not responding within such time period shall be deemed to have declined to provide an additional Term Commitment or Revolving Credit Commitment, as applicable. The Administrative Agent shall notify the Company and each Lender of the Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase, the Company may also invite additional Eligible Assignees to become Term Lenders or Revolving Credit Lenders, as applicable, pursuant to a commitment increase and joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and its counsel (each, a “Commitment Increase and Joinder Agreement”).
     (e) If any Term Commitments or Revolving Credit Commitments are added in accordance with this Section 2.16, the Administrative Agent and the Company shall determine the effective date (the “Additional Commitments Effective Date”) and the final allocation of such addition. The Administrative Agent shall promptly notify the Company and the Lenders of the final allocation of such addition and the Additional Commitments Effective Date. As a condition precedent to such addition, the Company shall deliver to the Administrative Agent a certificate of the Company dated as of the Additional Commitments Effective Date signed by a Responsible Officer of the Company certifying that, before and after giving effect to such increase, (i) the representations and warranties contained in Article 5 and the other Loan Documents are true and correct in all material respects on and as of the Additional Commitments Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.16(e), the representations and warranties contained in Section 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01, and (ii) no Default exists before or after giving effect to such addition.
     (f) On each Additional Commitments Effective Date, (i) each Lender or Eligible Assignee which is providing an additional Term Commitment (A) shall become a “Term Lender” for all purposes of this Agreement and the other Loan Documents, and (B) shall make an Additional Term Loan to the Company in a principal amount equal to such additional Term Commitment, and such Additional Term Loan shall be a “Term Loan” for all purposes of this Agreement and the other Loan Documents (except that the interest rate, amortization payment amounts and maturity date applicable to any Additional Term Loan under an Additional Term Loan Tranche may be as agreed by the Company and the applicable Lenders providing the additional Term Commitments; provided that such amortization payment amounts and maturity date shall be in accordance with the requirements of Section 2.16(b)) and (ii) each Lender or Eligible Assignee which is providing an additional Revolving Credit Commitment shall become a “Revolving Credit Lender” for all purposes of this Agreement and the other Loan Documents with a Revolving Credit Commitment that is increased by (in the case of an existing Revolving Credit Lender) or equal to (in the case of a new Revolving Credit Lender) such additional Revolving Credit Commitment.
     Section 2.17. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Revolving Credit Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
     (a) fees shall cease to accrue (i) on the 2012 Revolving Credit Commitments of such Defaulting Lender under Section 2.10(a) and (ii) on the unused portion of the 2014 Revolving Credit Commitments of such Defaulting Lender under Section 2.10(b);
     (b) if any Swing Line Obligations or L/C Obligations exist at the time any Multicurrency Revolving Credit Lender becomes a Defaulting Lender then:
     (i) all or any part of the Swing Line Obligations and L/C Obligations of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders that are Multicurrency Revolving Credit Lenders in accordance with their respective Pro Rata Shares of the Swing Line Obligations and L/C Obligations but only to the extent (A) no Event of Default has occurred and is continuing at such time and (B) the sum of all non-Defaulting Lenders’ Multicurrency Revolving Credit Exposures plus such Defaulting Lender’s Pro Rata Share of all Swing Line Obligations and L/C Obligations does not exceed the total of all non-Defaulting Lenders’ Multicurrency Revolving Credit Commitments;

     (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the relevant Borrower shall within three Business Days following notice by the Administrative Agent (x) first, prepay such Defaulting Lender’s Pro Rata Share of all Swing Line Obligations and (y) second, cash collateralize for the benefit of the L/C Issuer only the relevant Borrower’s obligations corresponding to such Defaulting Lender’s Pro Rata Share of all L/C Obligations (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.04(g) for so long as such Defaulting Lender’s Pro Rata Share of all L/C Obligations is outstanding ;
     (iii) if the relevant Borrower cash collateralizes any portion of such Defaulting Lender’s Pro Rata Share of all L/C Obligations pursuant to clause (ii) above, the Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.04(i) with respect to such Defaulting Lender’s Pro Rata Share of all L/C Obligations during the period such Defaulting Lender’s Pro Rata Share of all L/C Obligations is cash collateralized;
     (iv) if such Defaulting Lender’s Pro Rata Share of all L/C Obligations is reallocated to the non-Defaulting Lenders pursuant to clause (i) above, then the fees payable to the non-Defaulting Lenders pursuant to Sections 2.04(i), 2.10(a) and 2.10(b) shall be adjusted in accordance with such non-Defaulting Lenders’ Pro Rata Shares; and
     (v) if all or any portion of such Defaulting Lender’s Pro Rata Share of all L/C Obligations is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the L/C Issuer or any other Lender hereunder, all facility fees and commitment fees that otherwise would have been payable to such Defaulting Lender (solely with respect to the portion of such Defaulting Lender’s Multicurrency Revolving Credit Commitment that was utilized by such L/C Obligations) and letter of credit fees payable under Section 2.04(i) with respect to such Defaulting Lender’s Pro Rata Share of all L/C Obligations shall be payable to the L/C Issuer until and to the extent that such Defaulting Lender’s Pro Rata Share of all L/C Obligations is reallocated and/or cash collateralized; and
     (c) so long as any Multicurrency Revolving Credit Lender is a Defaulting Lender, the Swing Line Lenders shall not be required to fund such portion of any Swing Line Loan that equals such Defaulting Lender’s Pro Rata Share of such Swing Line Loan, and the L/C Issuer shall not be required to issue, amend or increase any Letter of Credit, unless they are satisfied (in their reasonable judgment) that the related exposure and the Defaulting Lender’s then outstanding Pro Rata Share of all L/C Obligations will be 100% covered by the Multicurrency Revolving Credit Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrowers in accordance with Section 2.17(b), and participating interests in any newly made Swing Line Loan or any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.17(b)(i) (and such Defaulting Lender shall not participate therein).
     (d) In the event that the Administrative Agent, the Company, any Swing Line Lender and the L/C Issuer each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Multicurrency Revolving Credit Lenders’ Pro Rata Shares of the Swing Line Obligations and L/C Obligations shall be readjusted to reflect the inclusion of such Lender’s Multicurrency Revolving Credit Commitment and on such date such Lender shall purchase at par such of the Multicurrency Revolving Credit Loans of the other Lenders (other than Bid Loans and Swing Line Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Multicurrency Revolving Credit Loans in accordance with its Pro Rata Share, and such Lender shall cease to be a Defaulting Lender.
ARTICLE 3
Taxes, Increased Costs and Illegality
     Section 3.01. Taxes. (a) Except as provided in this Section 3.01, any and all payments by any Borrower to or for the account of any Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities (including additions to tax, penalties and interest) with respect thereto, excluding, in the case of each Agent and each Lender, taxes imposed on or measured by its net income or overall gross income (including branch profits), and franchise (and similar) taxes imposed on it in lieu of net income taxes, by the jurisdiction (or any political subdivision thereof) under the Laws of which such Agent or such Lender, as the case may be, is organized, is (or was, during the relevant period) doing business or maintains a Lending Office, and all liabilities (including additions to tax, penalties and interest) with respect thereto (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as “Taxes”). Notwithstanding anything to the contrary contained herein, any withholding tax imposed at any time on payments made by or on behalf of a Designated Borrower to any Lender hereunder or under any other Loan Document shall be deemed to be Taxes hereunder so long as such Lender shall have complied with Section 11.16.
     (b) If any Borrower shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to any Agent or any Lender, (i) except to the extent provided in Sections 3.01(e) and 3.01(f) below, the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.01), each of such Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions, (iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within 30 days after the date of such payment, such Borrower shall furnish to such Agent or Lender (as the case may be) the original or a certified copy of a receipt evidencing payment thereof to the extent such a receipt is issued therefor, or other written proof of payment thereof that is reasonably satisfactory to the Administrative Agent.
     (c) Each Borrower also agrees to pay any and all present or future stamp, court or documentary taxes and any other excise, property, intangible or mortgage recording taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as “Other Taxes”).
     (d) Each Borrower agrees to indemnify each Agent and each Lender for (i) the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 3.01) paid by such Agent and such Lender, and (ii) any liability (including additions to tax, penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided such Agent or Lender, as the case may be, provides such Borrower with a written statement thereof setting forth in reasonable detail the basis and calculation of such amounts. Payment under this Section 3.01(d) shall be made within 30 days after the date such Lender or such Agent makes a demand therefor.
     (e) No Borrower shall be required pursuant to this Section 3.01 to pay any additional amount to, or to indemnify, any Lender or Agent, as the case may be, to the extent that such Lender or such Agent becomes subject to Taxes subsequent to the Original Closing Date (or, if later, the date such Lender or Agent becomes a party to this Agreement) as a result of a change in the place of organization of such Lender or Agent or a change in the Lending Office of such Lender, except to the extent that any such change is requested or required in writing by any Borrower (and provided that nothing in this clause (e) shall be construed as relieving any Borrower from any obligation to make such payments or indemnification in the event of a change in Lending Office or place of organization that precedes a change in Law to the extent such Taxes result from a change in Law).
     (f) If a Lender or an Agent is subject to United States withholding tax at a rate in excess of zero percent at the time such Lender or such Agent, as the case may be, first becomes a party to this Agreement, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender or Agent, as the case may be, provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such forms; provided that, if at the date of the Assignment and Assumption pursuant to which a Lender becomes a party to this Agreement, the Lender assignor was entitled to payments under clause (a) of this Section 3.01 in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender assignee on such date.
     (g) If any Lender or Agent shall become aware that it is entitled to receive a refund in respect of amounts paid by any Borrower pursuant to this Section 3.01, which refund in the good faith judgment of such Lender or Agent is allocable to such payment, it shall promptly notify such Borrower of the availability of such refund and shall, within 30 days after the receipt of a request by such Borrower, apply for such refund; provided that in the sole reasonable judgment of the Lender or Agent, applying for such refund would not be disadvantageous to it.
     (h) If any Lender or Agent receives a refund in respect of any Taxes or Other Taxes as to which indemnification or additional amounts have been paid to it by a Borrower pursuant to this Section 3.01, it shall promptly remit such refund (including any interest included in such refund) to such Borrower (to the extent that it determines that it can do so without prejudice to the retention of the refund), net of all out-of-pocket expenses of the Lender or Agent, as the case may be; provided that the relevant Borrower, upon the request of the Lender or Agent, as the case may be, agrees promptly to return such refund to such party in the event such party is required to repay such refund to the relevant taxing authority. Such Lender or Agent, as the case may be, shall, at such Borrower’s request, provide such Borrower with a copy of any notice of assessment or other evidence of the requirement to repay such refund received from the relevant taxing authority; provided that such Lender or Agent may delete any information therein that such Lender or Agent deems confidential.
     (i) Nothing in this Section 3.01 shall interfere with the right of a Lender or Agent to arrange its tax affairs in whatever manner it thinks fit nor oblige any Lender or Agent to claim any tax refund or to disclose any information relating to its tax affairs or any computations in respect thereof or require any Lender or Agent to do anything that would prejudice its ability to benefit from any other refunds, credits, reliefs, remissions or repayments to which it may be entitled.
     Section 3.02. Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurocurrency Rate Loans (whether denominated in Dollars or an Alternative Currency), or to determine or charge interest rates based upon the Eurocurrency Rate, then, on notice thereof by such Lender to the Borrowers through the Administrative Agent, any obligation of such Lender to make or continue Eurocurrency Rate Loans in the affected currency or currencies or, in the case of Eurocurrency Rate Loans in Dollars, to convert Base Rate Committed Loans to Eurocurrency Rate Loans, shall be suspended until such Lender notifies the Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable and such Loans are denominated in Dollars, convert all Eurocurrency Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.
     Section 3.03. Inability to Determine Rates. If the Required Lenders determine that for any reason adequate and reasonable means do not exist for determining the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan (whether denominated in Dollars or an Alternative Currency), or that the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, or that deposits (whether in Dollars or an Alternative Currency) are not being offered to banks in the applicable offshore interbank market for such currency for the applicable amount and Interest Period of such Eurocurrency Rate Loan, the Administrative Agent will promptly so notify the Borrowers and each Lender. Thereafter, the obligation of the Lenders to make or maintain Eurocurrency Rate Loans in the affected currency or currencies shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Company may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Committed Loans in the affected currency or currencies or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans in the amount specified therein.
     Section 3.04. Increased Cost and Reduced Return. If any Lender determines that as a result of the introduction of or any change in or in the interpretation of any Law, in each case after the date hereof, or such Lender’s compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurocurrency Rate Loans or (as the case may be) issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this Section 3.04 any such increased costs or reduction in amount resulting from (i) Taxes or Other Taxes (as to which Sections 3.01 and 11.16 shall govern), (ii) changes in the basis of taxation of overall net income or overall gross income (including branch profits), and franchise (and similar) taxes imposed in lieu of net income taxes, by the United States or any foreign jurisdiction or any political subdivision of either thereof under the Laws of which such Lender is organized, is doing business or maintains a Lending Office, (iii) reserve requirements contemplated by Section 3.06 and (iv) the requirements of the Bank of England and the Financial Services Authority or the European Central Bank reflected in the Mandatory Cost to the extent the Mandatory Cost, as calculated hereunder, is sufficient to cover the cost to the applicable Lender of complying with the requirements of the Bank of England and/or the Financial Services Authority or the European Central Bank in relation to its making, funding or maintaining Eurocurrency Rate Loans), then from time to time within 30 days following written demand of such Lender setting forth in reasonable detail such increased costs (with a copy of such demand to the Administrative Agent given in accordance with Section 3.08), the Company shall pay (or cause the applicable Designated Borrower to pay) to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction.
     Section 3.05. Capital Adequacy. If any Lender determines that the introduction of any Law regarding capital adequacy or any change therein or in the interpretation thereof, in each case after the date hereof, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any Person controlling such Lender as a consequence of such Lender’s obligations hereunder (taking into consideration such Lender’s policies with respect to capital adequacy and desired return on capital), then from time to time within 30 days following written demand of such Lender setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent given in accordance with Section 3.08), the Company shall pay (or cause the applicable Designated Borrower to pay) to such Lender such additional amounts as will compensate such Lender for such reduction.
     Section 3.06. Reserves on Eurocurrency Rate Loans. (a) If any Lender is required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), the Company shall pay (or cause the applicable Designated Borrower to pay) to such Lender additional interest on the unpaid principal amount of each Eurocurrency Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive in the absence of manifest error).
     (b) If any Lender is required to comply with any reserve ratio requirement or analogous requirement of any other Governmental Authority imposed in respect of the maintenance of the Commitments or the funding of the Eurocurrency Rate Loans, the Company shall pay (or cause the applicable Designated Borrower to pay) such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error) which in each case shall be due and payable on each date on which interest is payable on such Loan. Any Lender requesting payment from any Borrower under Section 3.06(a) or (b) shall give such Borrower at least fifteen days’ prior notice (with a copy to the Administrative Agent). If a Lender fails to give notice fifteen days prior to the relevant Interest Payment Date, such additional interest or cost shall be due and payable fifteen days from receipt of such notice.
     Section 3.07. Funding Losses. Upon demand of any Lender (with a copy to the Administrative Agent), the Company shall promptly compensate (or cause the applicable Designated Borrower to compensate) such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:
     (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);
     (b) any failure by any Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Company or the applicable Designated Borrower; or
     (c) any failure by any Borrower to make payment of any Loan or drawing under any Letter of Credit (or interest due thereon) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency;
including any loss or expense arising from the liquidation or reemployment of funds obtained by such Lender to maintain such Loan, any foreign exchange losses or from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract.
For purposes of calculating amounts payable by the Company (or the applicable Designated Borrower) to any Lender under this Section 3.07, such Lender shall be deemed to have funded each Eurocurrency Rate Committed Loan made by it at the Eurocurrency Rate for such Loan by a matching deposit or other borrowing in the offshore interbank market for such currency for a comparable amount and for a comparable period, whether or not such Eurocurrency Rate Committed Loan was in fact so funded.

     Section 3.08. Matters Applicable to All Requests for Compensation. (a) Any Agent or any Lender claiming compensation under this Article 3 shall deliver a certificate to the Company contemporaneously with the demand for payment setting forth in reasonable detail a calculation of the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Agent or such Lender may use any reasonable averaging and attribution methods.
     (b) With respect to any Lender’s claim for compensation under any of Sections 3.01 through 3.07, no Borrower shall be required to compensate such Lender for any amount incurred more than 180 days prior to the date that such Lender notifies the relevant Borrower of the event that gives rise to such claim; provided that, if the circumstance giving rise to such increased cost or reduction is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof. If any Lender requests compensation from any Borrower under any of Sections 3.04 through 3.06, such Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue from one Interest Period to another Eurocurrency Rate Loans, or to convert Base Rate Loans into Eurocurrency Rate Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.08(c) shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.
     (c) If the obligation of any Lender to make or continue from one Interest Period to another any Eurocurrency Rate Loan (or to convert Base Rate Loans into Eurocurrency Rate Loans) shall be suspended pursuant to Section 3.08(b) hereof, such Lender’s Eurocurrency Rate Loans shall be automatically converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for such Eurocurrency Rate Loans (or, in the case of an immediate conversion required by Section 3.02, on such earlier date as required by Law) and, unless and until such Lender gives notice as provided below that the circumstances specified in Sections 3.01 through 3.06 hereof that gave rise to such conversion no longer exist:
     (i) to the extent that such Lender’s Eurocurrency Rate Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s Eurocurrency Rate Loans shall be applied instead to its Base Rate Loans; and
     (ii) all Loans that would otherwise be made or continued from one Interest Period to another by such Lender as Eurocurrency Rate Loans shall be made or continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be converted into Eurocurrency Rate Loans shall remain as Base Rate Loans.
     (d) If any Lender gives notice to any Borrower (with a copy to the Administrative Agent) that the circumstances specified in any of Sections 3.01 through 3.06 that gave rise to the conversion of such Lender’s Eurocurrency Rate Loans pursuant to this Section 3.08 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurocurrency Rate Loans made by other Lenders are outstanding, such Lender’s Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurocurrency Rate Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurocurrency Rate Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Commitments.
     (e) Each Lender agrees that (i) upon the occurrence of any event giving rise to the operation of Section 3.01(b) or (d) with respect to such Lender it will, if requested by any Borrower, use commercially reasonable efforts (subject to such Lender’s internal policies and any legal or regulatory restrictions) to avoid the consequences of such event, including to designate another Lending Office for any Loan or Letter of Credit affected by such event and (ii) if any Lender (A) requests compensation under any of Sections 3.04 through 3.06, or (B) notifies any Borrower that it has determined that it is unlawful for its applicable Lending Office to make, maintain or fund Eurocurrency Rate Loans, or to determine or charge interest rates based upon the Eurocurrency Rate, then such Lender will, if requested by such Borrower, use commercially reasonable efforts to designate another Lending Office for any Loan or Letter of Credit affected by such event; provided that in each case, such efforts are made on terms that, in the reasonable judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no material economic, legal or regulatory disadvantage, and provided further that nothing in this Section 3.08(e) shall affect or postpone any of the Obligations of any Borrower or the rights of such Lender pursuant to Sections 3.01(b) or 3.01(d), 3.02 or 3.04 through 3.06.
     Section 3.09. Replacement of Lenders Under Certain Circumstances. (a) If at any time:
     (i) any Borrower becomes obligated to pay additional amounts or indemnity payments described in Section 3.01 or Sections 3.04 through 3.06, as a result of any condition described in such Sections or any Lender ceases to make Eurocurrency Rate Loans as a result of any condition described in Section 3.02 or Sections 3.04 through 3.06 or
     (ii) any Lender becomes a Defaulting Lender,
then the Company may, on ten Business Days’ prior written notice to the Administrative Agent and such Lender, either:
     (A) replace such Lender by causing such Lender to (and such Lender shall be obligated to) assign 100% of its relevant Commitments and the principal of its relevant outstanding Loans plus any accrued and unpaid interest pursuant to Section 11.07(d) (with the assignment fee to be paid by such Borrower unless waived by the Administrative Agent in such instance) all of its relevant rights and obligations under this Agreement to one or more Eligible Assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to any Borrower to find a replacement Lender or other such Person or
     (B) terminate the Commitment of such Lender and repay all obligations of the Borrowers owing to such Lender relating to the Loans and participations held by such Lender as of such termination date;

provided, however, that in the case of a Defaulting Lender only, the Company shall have the right to take such action as it may elect (including no action) under the immediately preceding clauses (A) and/or (B) independently and at different times with respect to any one or more Classes, Tranches or Series of Loans (and the related Commitments) of such Defaulting Lender, without being obligated to take the same action with respect to all Classes, Tranches and Series of Loans and related Commitments of such Defaulting Lender.
     (b) Any Lender being replaced pursuant to Section 3.09(a) above shall (i) execute and deliver an Assignment and Assumption with respect to such Lender’s applicable Commitment and outstanding Loans and related participations in L/C Obligations and Swing Line Loans, and (ii) deliver any Notes evidencing such Loans to the relevant Borrower or the Administrative Agent.
     (c) Pursuant to an Assignment and Assumption arising by operation of Section 3.09(b), (i) the assignee Lender shall acquire all or a portion, as the case may be, of the assigning Lender’s Commitment and outstanding Loans and participations in L/C Obligations and Swing Line Loans, (ii) all obligations of each Borrower owing to the assigning Lender relating to the Loans and participations so assigned shall be paid in full by the assignee Lender to such assigning Lender concurrently with the execution of such Assignment and Assumption and (iii) upon such payment and, if so requested by the assignee Lender, delivery to the assignee Lender of the appropriate Note or Notes executed by each relevant Borrower, the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to be a Lender hereunder with respect to such assigned Loans, Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender.
     (d) Notwithstanding anything to the contrary, (i) any Lender that acts as L/C Issuer may not be replaced by operation of this Section 3.09 at any time that it has any Letter of Credit outstanding unless arrangements reasonably satisfactory to such L/C Issuer (including the furnishing of a back-up standby letter of credit in form and substance, and issued by an issuer reasonably satisfactory to such L/C Issuer or the depositing of cash collateral into a Cash Collateral Account in amounts and pursuant to arrangements reasonably satisfactory to such L/C Issuer) have been made with respect to such outstanding Letter of Credit and (ii) any Lender that acts as Administrative Agent may not be replaced by operation of this Section 3.09 except in accordance with the terms of Section 9.09.
     (e) The Company shall also be entitled to replace a Dissenting Lender in accordance with Section 11.01(f).
     Section 3.10. Survival. All of the Borrowers’ obligations under this Article 3 shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.

ARTICLE 4
Conditions Precedent to Credit Extensions
     Section 4.01. Conditions of Initial Credit Extension. The obligation of each Lender to make its initial Credit Extension under the Original Credit Agreement is subject to satisfaction of the following conditions precedent:
     (a) The Administrative Agent’s receipt of the following, each of which shall be originals, or electronic copies or facsimiles followed promptly by originals (unless otherwise specified), each properly executed by a Responsible Officer of the signing Loan Party (as applicable), each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:
     (i) executed counterparts of the Original Credit Agreement and each Guaranty;
     (ii) a Note executed by the Company in favor of each Lender requesting a Note;
     (iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;
     (iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, validly existing, in good standing and qualified to engage in business in its jurisdiction of organization;
     (v) an opinion of Nelson Mullins Riley & Scarborough LLP, counsel to the Loan Parties, addressed to each Agent and each Lender and in form and substance reasonably satisfactory to the Administrative Agent;
     (vi) a certificate signed by a Responsible Officer of the Company certifying as to the satisfaction of the conditions set forth in Section 4.02(a) (other than with respect to the representation and warranty in Section 5.05(b)) and Section 4.02(b);
     (vii) a Committed Loan Notice or Letter of Credit Application, as applicable, relating to the initial Credit Extension.
     (b) The Company is in compliance with the Fee Letters (as defined in the Original Credit Agreement) and all fees and expenses required to be paid on or before the Original Closing Date shall have been paid in full in cash.
     (c) All governmental and third party consents and approvals necessary in connection with the Loan Documents and the transactions contemplated thereby shall have been obtained.

     (d) There has been no change, occurrence or development since December 31, 2005 that either individually or in the aggregate, would constitute or would reasonably be expected to (1) have a material adverse effect on the business, assets, liabilities, results of operations or financial position of the Restricted Companies, taken as a whole, (2) materially and adversely affect the ability of any Loan Party to perform its obligations under the Loan Documents or (3) materially and adversely affect the rights and remedies of the Lenders under the Loan Documents.
The Original Closing Date occurred on January 18, 2007.
     Section 4.02. Conditions to All Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Committed Loans to the other Type, or a continuation of Eurocurrency Rate Committed Loans) is subject to the following conditions precedent:
     (a) The representations and warranties of each Loan Party contained in Article 5 or any other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Extension, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (ii) that for purposes of this Section 4.02(a), the representations and warranties contained in Section 5.05(a) shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and 6.01(b) and, in the case of the financial statements furnished pursuant to Section 6.01(b), the representations contained in Section 5.05(a), as modified by this clause (ii), shall be qualified by the statement that such financial statements are subject to the absence of footnotes and year-end audit adjustments.
     (b) No Default shall exist, or would result from such Credit Extension or from the application of the proceeds therefrom.
     (c) The Administrative Agent and, if applicable, the L/C Issuer or the applicable Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.
     (d) If the applicable Borrower is a Designated Borrower, then the conditions of Section 2.15 to the designation of such Borrower as a Designated Borrower shall have been met to the reasonable satisfaction of the Administrative Agent.
     (e) In the case of a Credit Extension to be denominated in an Alternative Currency, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent, the Required Lenders (in the case of any Loans to be denominated in an Alternative Currency) or the L/C Issuer (in the case of any Letter of Credit to be denominated in an Alternative Currency) would make it impracticable for such Credit Extension to be denominated in the relevant Alternative Currency.
     (f) After giving effect to any such Request for Credit Extension occurring during the five Business Day period immediately preceding the Maturity Date with respect to the 2012

Multicurrency Revolving Credit Commitments, the Borrowers would not be required by Section 2.06(b)(vii) to prepay or cause to be prepaid Multicurrency Revolving Credit Loans and/or cash collateralize or cause to be cash collateralized the L/C Obligations.
     Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Committed Loans to the other Type or a continuation of Eurocurrency Rate Committed Loans) submitted by the Company shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and 4.02(b) (and, if applicable, (c)) have been satisfied on and as of the date of the applicable Credit Extension.
     Section 4.03. Conditions to Effectiveness. The conditions to the effectiveness of the amendment and restatement of the Original Credit Agreement in the form of this Agreement, are set forth in Section 8 of the Amendment and Restatement Agreement.
ARTICLE 5
Representations and Warranties
     The Company and each other Borrower represents and warrants to the Agents and the Lenders that:
     Section 5.01. Existence, Qualification and Power; Compliance with Laws. Each Restricted Company (a) is a Person, validly existing and in good standing under the Laws of the jurisdiction of its organization, (b) has all requisite power and authority to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, (d) is in compliance with all Laws (including, without limitation, Environmental Laws), orders, writs and injunctions, and (e) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case referred to in clauses (a) (other than with respect to the Borrowers), (c), (d) or (e), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
     Section 5.02. Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party are (a) within such Loan Party’s corporate or other powers, (b) have been duly authorized by all necessary corporate, shareholder or other organizational action, and (c) do not and will not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01), or require any payment to be made under, (A) any documentation governing any Permitted Subordinated Indebtedness, (B) any other Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (C) any order, injunction, writ or decree, of or with any Governmental Authority or any arbitral award to which such Person or its property is subject, or (iii) violate, in any material respect, any Law; except with respect to any conflict, breach or contravention or payment (but not creation of

Liens) referred to in clause (ii) to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.
     Section 5.03. Governmental Authorization; Other Consents. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required to be made or obtained by any Loan Party in connection with (a) the execution, delivery or performance by any Loan Party of this Agreement or any other Loan Document, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents (including the priority thereof) or (d) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for (i) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force, (iii) those approvals, consents, exemptions, authorizations, actions, notices or filings described in the Pledge Agreement and (iv) those approvals, consents, exemptions, authorizations, actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect.
     Section 5.04. Binding Effect. This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is party thereto. This Agreement and each other Loan Document constitutes a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.
     Section 5.05. Financial Statements; No Material Adverse Effect. (a) The (i) audited consolidated balance sheet of the Company and its Subsidiaries for the fiscal year ended December 31, 2009, and the related consolidated statements of income, shareholders’ equity and cash flows for such fiscal year of the Company and its Subsidiaries, including the notes thereto and (ii) unaudited consolidated balance sheet of the Company and its Subsidiaries dated March 31, 2010, and the related consolidated statements of income, shareholders’ equity and cash flows for the fiscal quarter period ended on such date (collectively, the “Historical Financial Statements”) fairly present in all material respects the financial condition of the Company and its Subsidiaries as of the date thereof and their results of operations and cash flows for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein (and, with respect to unaudited financial statements, the absence of footnotes and subject to such adjustments as would be made in connection with the audit of financial statements for the relevant period).
     (b) Since December 31, 2009, there has been no change, effect, event or, occurrence that has had or would reasonably be expected to have a Material Adverse Effect.
     (c) The forecasts prepared by management of the Company of consolidated balance sheets, income statements and cash flow statements for each year commencing with the fiscal year ending on December 31, 2010 through the fiscal year ending on December 31, 2014 (such forecasts to be prepared on a quarterly basis through the fiscal year ending on December 31, 2011 and on an annual basis thereafter) (the “Restatement Effective Date Forecasts”), copies of which have been furnished to the Administrative Agent and the Lenders prior to the Restatement Effective Date, have been prepared in good faith based upon assumptions believed in good faith by the Company to be reasonable in light of conditions existing at the time of preparation, it being understood that (i) such forecasts, as to future events, are not to be viewed as facts, that actual results during the period or periods covered by any such forecasts may differ significantly from the forecasted results and that such differences may be material and that such forecasts are not a guarantee of financial performance and (ii) no representation is made with respect to information of a general economic or general industry nature.
     Section 5.06. Litigation. Except as disclosed in Schedule 5.06, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrowers, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against any Borrower or any of its Restricted Subsidiaries or against any of their properties or revenues that either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.
     Section 5.07. Ownership of Property; Liens. Each Loan Party and each of its Restricted Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, or easements or other limited property interests in, all real property necessary in the ordinary conduct of its business, free and clear of all Liens except for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes and Liens permitted by Section 7.01 and except where the failure to have such title or the existence of such Lien could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
     Section 5.08. [Intentionally Omitted].
     Section 5.09. Taxes. The Company and its Subsidiaries have filed all Federal and material state and other tax returns and reports required to be filed, and have paid all Federal and material state and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those (a) which are not overdue by more than 30 days, (b) which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP or (c) with respect to which the failure to make such filing or payment could not reasonably be expected to have a Material Adverse Effect.
     Section 5.10. ERISA Compliance. (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA and the Code except to the extent that non-compliance could not reasonably be expected to have a Material Adverse Effect. In the preceding five years, each Loan Party and each ERISA Affiliate have made all required contributions to each Pension Plan subject to Section 412 of the Code, and in the preceding five years, no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan, except to the extent a failure to make such contributions or application, as the case may be, could not reasonably be expected to have a Material Adverse Effect.
     (b) There are no pending or, to the knowledge of any Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that would reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or would reasonably be expected to result in a Material Adverse Effect.
     (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has an “accumulated funding deficiency” (as defined in Section 412 of the Code), whether or not waived, and no application for a waiver of the minimum funding standard has been filed with respect to any Pension Plan; (iii) none of the Borrowers nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums not yet due or premiums due and not yet delinquent under Section 4007 of ERISA); (iv) none of the Borrowers nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) none of the Borrowers nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA, except, with respect to each of the foregoing clauses of this Section 5.10(c), as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.
     Section 5.11. Subsidiaries; Equity Interests. As of the Restatement Effective Date, (a) the Equity Interests of each Restricted Subsidiary that are owned directly or indirectly by the Company are owned free and clear of all Liens except for any Lien permitted under Section 7.01 and (b) Schedule 5.11 (i) sets forth the name and jurisdiction of organization of each Subsidiary (other than Subsidiaries that in the aggregate represent less than the greater of (x) 5% of the Total Consolidated Assets and (y) 5% of the Consolidated EBITDA of the Company and its Consolidated Subsidiaries) and (ii) sets forth the ownership interest of the Company and any other Subsidiary in each such Subsidiary, including the percentage of such ownership.
     Section 5.12. Margin Regulations; Investment Company Act. (a) No proceeds of any Borrowings or drawings under any Letter of Credit will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock in violation of Regulation U issued by the FRB.
     (b) None of the Borrowers, any Person Controlling any of the foregoing, nor any Restricted Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.
     Section 5.13. Disclosure. No report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party to any Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or any other Loan Document (as modified or supplemented by other information so furnished) when taken as a whole (and considered together with all information publicly disclosed by the Consolidated Companies) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under and at the time which they were made, not materially misleading; provided that, with respect to financial estimates, projected or forecasted financial information and other forward-looking information, the Company and each other Borrower represent and warrant only that such information was prepared in good faith based upon assumptions believed by the Company to be reasonable in light of conditions existing at the time of preparation; it being understood that (A) such projections and forecasts, as to future events, are not to be viewed as facts, that actual results during the period or periods covered by any such projections or forecasts may differ significantly from the projected or forecasted results and that such differences may be material and that such projections and forecasts are not a guarantee of financial performance and (B) no representation is made with respect to information of a general economic or general industry nature.
     Section 5.14. Solvency. On the Restatement Effective Date after giving effect to the portion of the Transaction occurring on the Restatement Effective Date, the Loan Parties, on a consolidated basis, are Solvent.
     Section 5.15. Perfection, Etc. All filings and other actions necessary to perfect and protect the Liens in the Collateral created under and in the manner contemplated by the Collateral Documents have been duly made or taken or otherwise provided for in the manner reasonably requested by the Administrative Agent and are in full force and effect, and the Collateral Documents create in favor of the Collateral Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority Lien in the Collateral, securing the payment of the Secured Obligations, subject to Liens permitted by Section 7.01. The Loan Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for the Liens created or permitted under the Loan Documents.
ARTICLE 6
Affirmative Covenants
     So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder which is accrued and payable shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding or not otherwise provided for in full in a manner reasonably satisfactory to the L/C Issuer, the Company shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.14) cause each Restricted Subsidiary to:
     Section 6.01. Financial Statements. Deliver to the Administrative Agent for further distribution to each Lender:
     (a) as soon as available, but in any event within 105 days after the end of each fiscal year of the Company beginning with the fiscal year ending on December 31, 2006, a consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, and audited and accompanied by a report and opinion of KPMG LLP or any other independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit; provided that if the independent auditor provides an attestation and a report with respect to management’s report on internal control over financial reporting and its own evaluation of internal control over financial reporting, then such report may include a qualification or limitation due to the exclusion of any acquired business from such report to the extent such exclusion is permitted under rules or regulations promulgated by the SEC or the Public Company Accounting Oversight Board;
     (b) as soon as available, but in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Company beginning with the fiscal quarter ending on March 31, 2007, a consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal quarter and for the portion of the fiscal year then ended, setting forth, in each case, in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Company as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of the Company and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;
     (c) as soon as available, but in any event no later than 105 days after the end of each fiscal year, forecasts prepared by management of the Company, in form reasonably satisfactory to the Administrative Agent of consolidated balance sheets, income statements and cash flow statements of the Company and its Subsidiaries for the fiscal year following such fiscal year then ended, which shall be prepared in good faith upon reasonable assumptions at the time of preparation and which shall state therein all the material assumptions on the basis of which such forecasts were prepared), it being understood that actual results may vary from such forecasts and that such variations may be material; provided that compliance with this Section 6.01(c) shall not be required so long as the Company achieves and maintains at least two of the following three ratings: (i) a corporate credit rating of BBB- or higher from S&P, (ii) a corporate family rating of Baa3 or higher from Moody’s and (iii) an issuer default rating of BBB- or higher from Fitch Ratings; and
     (d) if there are any Unrestricted Subsidiaries as of the last day of any fiscal quarter, simultaneously with the delivery of each set of consolidated financial statements referred to in Sections 6.01(a) and 6.01(b) above, the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries from such consolidated financial statements.
     Section 6.02. Certificates; Other Information. Deliver to the Administrative Agent for further distribution to each Lender:
     (a) no later than five Business Days after the delivery of each set of consolidated financial statements referred to in Section 6.01(a), a certificate of the Company’s independent certified public accountants certifying such financial statements and stating that in making the examination necessary therefor no knowledge was obtained of any Event of Default under Section 7.10 or, if any such Event of Default shall exist, stating the nature and status of such event;
     (b) no later than five Business Days after the delivery of each set of consolidated financial statements referred to in Sections 6.01(a) and 6.01(b), a duly completed Compliance Certificate signed by a Responsible Officer of the Company;
     (c) promptly after the same are publicly available, copies of each annual report, proxy or financial statement sent to the stockholders of the Company, and copies of all annual, regular, periodic and special reports and registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) which the Company files, copies of any report, filing or communication with the SEC under Section 13 or 15(d) of the 1934 Act, or with any Governmental Authority that may be substituted therefor, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto;
     (d) promptly after the furnishing thereof, copies of any notices of default or acceleration received by any Loan Party or notices of default or acceleration furnished by any Loan Party to any holder of debt securities of any of the Restricted Companies pursuant to the terms of any documentation governing any Permitted Subordinated Indebtedness in a principal amount greater than the Threshold Amount and not otherwise required to be furnished to the Lenders;
     (e) promptly after the receipt thereof by a Specified Responsible Officer of the Company, copies of each notice or other correspondence received from any Governmental Authority concerning any material investigation or other material inquiry regarding any material violation of applicable Law by any Restricted Company which would reasonably be expected to have a Material Adverse Effect;
     (f) together with the delivery of each Compliance Certificate pursuant to Section 6.02(b), a description of each event, condition or circumstance during the last fiscal quarter covered by such Compliance Certificate requiring a mandatory prepayment under Section 2.06(b); and
     (g) promptly after any request therefor, such additional information regarding the business, legal, financial or corporate affairs of any Restricted Company, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender through the Administrative Agent may from time to time reasonably request.
Documents required to be delivered pursuant to Section 6.01(a), 6.01(b) or 6.02(c) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which the Company posts such documents, or provides a link thereto on the Company’s website on the Internet at the website address listed on Schedule 11.02; or (ii) on which such documents are posted on the Company’s behalf on IntraLinks or other relevant website, to which each Lender and the Administrative Agent are granted access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that the Company shall notify (which may be by facsimile or electronic mail or by an automated electronic alert of a posting) the Administrative Agent of the posting of any such documents which notice may be included in the certificate delivered pursuant to Section 6.02(b). Except for such Compliance Certificates, the Administrative Agent shall have no obligation to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Company with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. The Borrowers hereby acknowledge that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrowers or their securities) (each, a “Public Lender”). The Borrowers hereby agree that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuer and the Lenders to treat such Borrower Materials as either publicly available information or not material information (although it may be sensitive and proprietary) with respect to the Borrowers or their securities for purposes of United States Federal and state securities laws; (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Administrative Agent and the Arrangers shall treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.”
     Section 6.03. Notices. Promptly notify the Administrative Agent after a Specified Responsible Officer obtains knowledge of:
     (a) the occurrence of any Default; and
     (b) any matter that has resulted or would reasonably be expected to result in a Material Adverse Effect, including any matter arising out of or resulting from (i) breach or non-performance of, or any default under, a Contractual Obligation of any Loan Party or any Subsidiary, (ii) any dispute, litigation, investigation, proceeding or suspension between any Loan Party or any Restricted Subsidiary and any Governmental Authority, (iii) the commencement of, or any material adverse development in, any litigation, investigation or proceeding affecting any Loan Party or any Subsidiary, or (iv) the occurrence of any ERISA Event.
     Each notice pursuant to this Section 6.03 shall be accompanied by a written statement of a Responsible Officer of the Company (x) that such notice is being delivered pursuant to Section 6.03(a) or 6.03(b) (as applicable) and (y) setting forth details of the occurrence referred to therein and stating what action the Company has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity to the extent known any and all provisions of this Agreement and any other Loan Document in respect of which such Default exists.

     Section 6.04. Payment of Obligations. Pay, discharge or otherwise satisfy as the same shall become due and payable, all of its obligations and liabilities except, in each case, to the extent the failure to pay or discharge the same could not reasonably be expected to have a Material Adverse Effect or such obligations or liabilities are being contested in good faith by appropriate proceedings.
     Section 6.05. Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.05 (and, in the case of any Restricted Subsidiary, other than a Designated Borrower, to the extent the failure to do so, could not reasonably be expected to have a Material Adverse Effect) and (b) take all reasonable action to maintain all rights, privileges (including its good standing), permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
     Section 6.06. Maintenance of Properties. Except if the failure to do so could not reasonably be expected to have a Material Adverse Effect, (a) maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order, ordinary wear and tear excepted and casualty and condemnation excepted, and (b) make all necessary renewals, replacements, modifications, improvements, upgrades, extensions and additions to material properties and equipment in accordance with prudent industry practice.
     Section 6.07. Maintenance of Insurance. Maintain with financially sound and reputable insurance companies, insurance of such types and in such amounts (after giving effect to any self-insurance) reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Borrowers and the Restricted Subsidiaries) as are customarily carried under similar circumstances by such other Persons except, in the case of Foreign Subsidiaries, to the extent that the failure to maintain such insurance with respect to one or more Foreign Subsidiaries could not reasonably be expected to result in a Material Adverse Effect.
     Section 6.08. Compliance with Laws. Comply in all material respects with the requirements of all Laws (including, without limitation, Environmental Laws) and all orders, writs, injunctions, and decrees applicable to it or to its business or property, except if the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect or the necessity of compliance therewith is being contested in good faith by appropriate proceedings.
     Section 6.09. Books and Records. Maintain proper books of record and account, in a manner to allow financial statements to be prepared in conformity with GAAP consistently applied shall be made of all material financial transactions and matters involving the assets and business of such Borrower or such Restricted Subsidiary, as the case may be.
     Section 6.10. Inspection Rights. With respect to any Loan Party, permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Borrowers and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrowers; provided that, excluding any such visits and inspections during the continuation of an Event of Default, only the Administrative Agent on behalf of the Lenders may exercise rights under this Section 6.10 and the Administrative Agent shall not exercise such rights more often than once during any calendar year absent the existence of an Event of Default and such inspections shall be conducted at the sole expense of the Administrative Agent without charge to the Borrowers; provided further that when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrowers at any time during normal business hours and upon reasonable advance notice. The Administrative Agent and the Lenders shall give the Company the opportunity to participate in any discussions with the Company’s accountants.
     Section 6.11. Use of Proceeds. Use the proceeds of the Credit Extensions (i) to repay existing Indebtedness of the Consolidated Companies, (ii) to consummate the share repurchase contemplated by Section 7.06(g) hereof, (iii) to pay fees and expenses incurred in connection with the Transaction and (iv) to provide ongoing working capital and for other general corporate purposes of the Consolidated Companies (including Permitted Acquisitions).
     Section 6.12. Covenant to Guarantee Guaranteed Obligations and Give Security. (a) Cause the following Restricted Subsidiaries to guarantee the Guaranteed Obligations (each a “Subsidiary Guarantor”): such Restricted Subsidiaries as shall constitute (x) at least 95% of the Consolidated EBITDA of the Company and its Domestic Subsidiaries (excluding, for the purposes of such calculation, (1) all Unrestricted Subsidiaries, but including any Subsidiaries that were, at one time, designated as Unrestricted Subsidiaries, but have been redesignated as Restricted Subsidiaries pursuant to Section 6.14, (2) all Prohibited Restricted Subsidiaries described in the following sentence for so long as the relevant Indebtedness remains outstanding and (3) any Securitization Vehicle) for the four fiscal quarters most recently ended for which financial statements have been delivered pursuant to Section 6.01 and (y) at least 95% of the Total Assets of the Company and its Domestic Subsidiaries (excluding, for the purposes of such calculation, (1) all Unrestricted Subsidiaries, but including any Subsidiaries that were, at one time, designated as Unrestricted Subsidiaries, but have been redesignated as Restricted Subsidiaries pursuant to Section 6.14, (2) all Prohibited Restricted Subsidiaries described in the following sentence for so long as the relevant Indebtedness remains outstanding and (3) any Securitization Vehicle) as of the last day of the fiscal quarter most recently ended for which financial statements have been delivered pursuant to Section 6.01. Notwithstanding the foregoing, (i) any Restricted Subsidiary that is a guarantor of any Permitted Subordinated Indebtedness shall also be required to be a Subsidiary Guarantor, (ii) no Subsidiary shall be required to be a Subsidiary Guarantor if such Subsidiary is a Foreign Subsidiary or a Domestic Subsidiary of a Foreign Subsidiary and (iii) no Restricted Subsidiary that is prohibited from guaranteeing the Guaranteed Obligations pursuant to documents governing any Indebtedness assumed in connection with a Permitted Acquisition and not incurred in contemplation thereof (each, a “Prohibited Restricted Subsidiary”) shall be required to become a Subsidiary Guarantor for so long as such Indebtedness remains outstanding.
     (b) At the end of each fiscal quarter of the Company, the Company shall determine whether any Restricted Companies that are not currently Subsidiary Guarantors shall be required,

pursuant to the provisions of Section 6.12(a) to become Subsidiary Guarantors and, within 60 days after the end of such fiscal quarter (or such longer period as the Administrative Agent may agree in its reasonable discretion), will at the Company’s expense:
     (i) Cause any new Subsidiary Guarantors (each, an “Additional Guarantor”) to duly execute and deliver to the Administrative Agent a guaranty substantially in the form of Exhibit G (either directly or via a guaranty supplement) or such other form of guaranty or guaranty supplement to guarantee the Guaranteed Obligations in form and substance reasonably satisfactory to the Administrative Agent and the Company, it being understood and agreed that each Subsidiary that is required to be a Subsidiary Guarantor on the Original Closing Date shall duly execute and deliver to the Administrative Agent a Subsidiary Guaranty on the Original Closing Date; provided that in connection with any acquisition of any Restricted Company, if any Subsidiary that is not already a Subsidiary Guarantor shall be required, pursuant to the provisions of Section 6.12(a) to become a Subsidiary Guarantor, the Company shall, in each case at the Company’s expense and within 30 days of being so required, cause such Subsidiary to duly execute and deliver to the Administrative Agent a Subsidiary Guaranty;
     (ii) Cause such Additional Guarantor to duly execute and deliver to the Administrative Agent a Pledge Agreement Supplement, as specified by and in form and substance reasonably satisfactory to the Administrative Agent (consistent with the Pledge Agreement and other security documents in effect on the Restatement Effective Date), granting a Lien in substantially all of the Equity Interests directly held by such Restricted Subsidiary, in each case securing the Secured Obligations of such Additional Guarantor; provided that (A) no more than 65% of the voting Equity Interests of any Foreign Subsidiary that are held directly by a Loan Party shall be required to be pledged to support the Secured Obligations (except to the extent such Equity Interests are pledged to support obligations under any Permitted Subordinated Indebtedness); (B) no Equity Interests of any Restricted Subsidiary which have been pledged to secure Indebtedness of such Additional Guarantor assumed in connection with a Permitted Acquisition that is secured by a Lien permitted by Section 7.01(p) shall be required to be pledged, but only for so long as such Lien is in effect; (C) no Equity Interests of any Foreign Subsidiary that are held directly by a Foreign Subsidiary shall be required to be pledged to support the Secured Obligations (except to the extent such Equity Interests are pledged to support obligations under any Permitted Subordinated Indebtedness); (D) Equity Interests in any Joint Venture which cannot be pledged without the consent of any third party (and which such consent has not been obtained) shall not be required to be pledged to support the Secured Obligations to the extent such restriction is enforceable; and (E) Equity Interests of a Restricted Subsidiary shall not be required to be pledged to support the Secured Obligations if the Administrative Agent reasonably determines that the costs of obtaining the security interest in such Equity Interests are unreasonably excessive in relation to the benefit to the Secured Parties of the security to be afforded thereby;
     (iii) Cause such Additional Guarantor to deliver, to the extent required to be pledged hereunder or under the Collateral Documents, any and all certificates representing Equity Interests owned by such Restricted Subsidiary accompanied by undated stock powers or other appropriate instruments of transfer executed in blank; and

     (iv) Take and cause such Additional Guarantor to take whatever action (including the filing of Uniform Commercial Code financing statements, and delivery of stock and membership interest certificates) as may be necessary in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the Pledge Agreement Supplements and other security documents delivered pursuant to this Section 6.12, enforceable against all third parties in accordance with their terms.
     (c) [Reserved].
     (d) Within 45 days after the reasonable request therefor by the Administrative Agent, or such longer period as the Administrative Agent may agree in its reasonable discretion, the Borrowers shall, at the Borrowers’ expense, deliver to the Administrative Agent a signed copy of an opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to such matters set forth in Section 6.12(b) in respect of foreign Equity Interests as the Administrative Agent may reasonably request.
     (e) Notwithstanding anything to the contrary in this Agreement, to the extent that the Company shall determine at any time that certain Restricted Subsidiaries that are not required to be Subsidiary Guarantors pursuant to the provisions of Section 6.12(a) above are parties to a Subsidiary Guaranty and/or a Pledge Agreement, the Company shall be entitled to give notice to that effect to the Administrative Agent whereupon such Restricted Subsidiaries shall no longer be deemed to be Subsidiary Guarantors and the Administrative Agent shall promptly release each such Restricted Subsidiary from its Subsidiary Guaranty and any applicable Pledge Agreement (and release any liens granted on any Collateral of such Restricted Subsidiary).
     Section 6.13. Further Assurances. Promptly upon reasonable request by the Administrative Agent, (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Loan Document or other document or instrument relating to any Collateral and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent may reasonably require from time to time in order to carry out more effectively the purposes of the Loan Documents.
     Section 6.14. Designation of Subsidiaries. The Company may at any time designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (a) other than in the case of the designation of (x) a Joint Venture in existence on the Restatement Effective Date that thereafter becomes a Subsidiary or (y) a Securitization Vehicle (each, an “Excluded Unrestricted Subsidiary”), immediately before and after such designation, no Default shall have occurred and be continuing, (b) other than in the case of the designation of a Excluded Unrestricted Subsidiary, immediately after giving effect to such designation, the Company and its Consolidated Subsidiaries shall be in compliance, on a Pro Forma Basis, with the covenants set forth in Section 7.10 (and, as a condition precedent to the effectiveness of any such designation, the Company shall deliver to the Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating such compliance), (c) no Borrower may be designated as an Unrestricted Subsidiary, (d) no designation of a Restricted Subsidiary as an Unrestricted Subsidiary, other than an Excluded Unrestricted Subsidiary, shall be effective if, immediately after such designation, (i) the Consolidated EBITDA of the Unrestricted Subsidiaries would exceed 10% of the Consolidated EBITDA of the Consolidated Companies for the four fiscal quarter period then most recently ended or (ii) the Total Assets of all Unrestricted Subsidiaries would exceed 5% of the Total Consolidated Assets, in each case determined without regard to any Excluded Unrestricted Subsidiary at any time after such Person becomes a Subsidiary, and (e) no Subsidiary may be designated as an Unrestricted Subsidiary if it is a “Restricted Subsidiary” for the purpose of any Permitted Subordinated Indebtedness. The designation of any Subsidiary (other than a Securitization Vehicle) as an Unrestricted Subsidiary shall constitute an Investment by the applicable Restricted Companies therein at the date of designation in an amount equal to the net book value (or, in the case of any guarantee or similar Investment, the amount) of the Restricted Companies’ Investments therein. If any Person becomes a Restricted Subsidiary on any date after the Restatement Effective Date (including by redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary), the Indebtedness of such Person outstanding on such date will be deemed to have been incurred by such Person on such date for purposes of Section 7.03, but will not be considered the sale or issuance of Equity Interests for purposes of Section 7.05.
ARTICLE 7
Negative Covenants
     So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder which is accrued and payable shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding or not otherwise provided for in full in a manner reasonably satisfactory to the L/C Issuer, the Company shall not, nor shall it permit any Restricted Subsidiary to, directly or indirectly:
     Section 7.01. Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:
     (a) Liens pursuant to any Loan Document;
     (b) Liens existing on the Restatement Effective Date and listed on Schedule 7.01 and any modifications, replacements, refinancings, renewals or extensions thereof; provided that (i) the Lien does not extend to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 7.03, and (B) proceeds and products thereof and (ii) the modification, replacement, renewal, extension or refinancing of the obligations secured or benefited by such Liens (if such obligations constitute Indebtedness) is permitted by Section 7.03;
     (c) Liens for taxes, assessments or governmental charges which are not overdue for a period of more than 30 days, or, if more than 30 days overdue, (i) which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP or (ii)

with respect to which the failure to make payment could not reasonably be expected to have a Material Adverse Effect;
     (d) statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen, repairmen, construction contractors or other like Liens arising in the ordinary course of business which secure amounts not overdue for a period of more than 30 days or, if more than 30 days overdue, (i) no action has been taken to enforce such Lien, (ii) such Lien is being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP or (iii) with respect to which the failure to make payment as to all such amounts, in the aggregate, could not reasonably be expected to have a Material Adverse Effect;
     (e) (i) Liens incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, (ii) Liens incurred in the ordinary course of business securing insurance premiums or reimbursement obligations under insurance policies or (iii) obligations in respect of letters of credit or bank guarantees that have been posted by a Restricted Company to support the payment of the items set forth in clauses (i) and (ii) of this Section 7.01(e);
     (f) (i) deposits to secure the performance of bids, trade contracts, governmental contracts and leases (other than Indebtedness for borrowed money), statutory obligations, surety, stay, customs and appeal bonds, performance bonds, performance and completion guarantees and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business and (ii) obligations in respect of letters of credit or bank guarantees that have been posted by a Restricted Company to support the payment of items set forth in clause (i) of this Section 7.01(f);
     (g) easements, rights-of-way, restrictions, encroachments, protrusions and other similar encumbrances and minor title defects affecting real property which, in the aggregate, do not in any case materially and adversely interfere with the ordinary conduct of the business of the applicable Person;
     (h) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h);
     (i) Liens arising in connection with the Cash Management Practices, including Liens securing borrowings from financial institutions and their Affiliates permitted under Section 7.03(m) to the extent specified in the definition of “Cash Management Practices”;
     (j) (i) leases, licenses, subleases or sublicenses granted to other Persons in the ordinary course of business which do not (A) interfere in any material respect with the business of the Company or any of its material Restricted Subsidiaries or (B) secure any Indebtedness (other than any obligation that is Indebtedness solely as a result of the operation of clause (e) of the definition thereof) and (ii) the rights reserved or vested in any Person by the terms of any lease, license, franchise, grant or permit held by any Restricted Company or by a statutory provision to terminate any such lease, license, franchise, grant or permit or to require periodic payments as a condition to the continuance thereof;

     (k) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;
     (l) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection, (ii) attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business, (iii) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry and (iv) of financial institutions funding the Vault Cash Operations in the cash provided by such institutions for such Vault Cash Operations;
     (m) Liens (i) (A) on advances of cash or Cash Equivalents in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 7.02(h) and (l) to be applied against the purchase price for such Investment, and (B) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 7.05 and (ii) on cash earnest money deposits made by any Restricted Company in connection with any letter of intent or purchase agreement permitted hereunder;
     (n) Liens on property of any Foreign Subsidiary securing Indebtedness of such Foreign Subsidiary to the extent permitted under Section 7.03;
     (o) Liens in favor of any Restricted Company securing Indebtedness permitted under Section 7.03(e) or other obligations other than Indebtedness owed by a Restricted Company to another Restricted Company;
     (p) Liens existing on property at the time of its acquisition or existing on the property of any Person at the time such Person becomes a Restricted Subsidiary, in each case after the date hereof and any modifications, replacements, renewals or extensions thereof; provided that (i) in the case of Liens securing purchase money Indebtedness or Capitalized Leases, (A) such Liens attach concurrently with or within 270 days after the acquisition, repair, replacement, construction or improvement (as applicable) of the property subject to such Liens and (B) such Lien does not extend to or cover any other assets or property (other than the proceeds or products thereof and after-acquired property subjected to a Lien pursuant to terms existing at the time of such acquisition, it being understood that such requirement to pledge after-acquired property shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition); provided that individual equipment financings otherwise permitted to be secured hereunder provided by one Person (or its Affiliates) may be cross collateralized to other such equipment financings provided by such Person (or its Affiliates), (ii) in the case of Liens securing Indebtedness other than purchase money Indebtedness or Capitalized Leases, (A) such Liens do not extend to the property of any Person other than the Person acquired or formed to make such acquisition and the subsidiaries of such Person and (B) such Lien was not created in contemplation of such acquisition or such Person becoming a Restricted Subsidiary and (iii) the Indebtedness secured thereby (or, as applicable, any modifications, replacements, renewals or extensions thereof) is permitted under Section 7.03;

     (q) Liens arising from precautionary UCC financing statement filings (or similar filings under applicable Law) regarding leases entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business (and Liens consisting of the interests or title of the respective lessors thereunder);
     (r) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by any Restricted Company in the ordinary course of business not prohibited by this Agreement;
     (s) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness (other than Indebtedness described in clause (e) of the definition thereof), (ii) relating to pooled deposit or sweep accounts of any Restricted Company to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of such Restricted Company and (iii) relating to purchase orders and other similar agreements entered into in the ordinary course of business;
     (t) Liens securing obligations permitted under Section 7.03(u) to the extent specified therein;
     (u) Liens on the assets of a Securitization Vehicle securing Indebtedness under any Securitization Financing permitted under Section 7.03(v);
     (v) Liens securing the Specified Non-Recourse Indebtedness permitted under Section 7.03(f) to the extent specified therein;
     (w) any pledge of the Equity Interests of an Unrestricted Subsidiary to secure Indebtedness of such Unrestricted Subsidiary, to the extent such pledge constitutes an Investment permitted under this Agreement; and
     (x) other Liens securing Indebtedness or other obligations outstanding in an aggregate principal amount not to exceed the greater of (i) 3.5% of Total Consolidated Assets and (ii) $150,000,000.
     Section 7.02. Investments. Make or hold any Investments, except:
     (a) Investments by a Restricted Company in assets that were Cash Equivalents when such Investment was made, and the holding of cash at any time by a Restricted Company;
     (b) loans or advances to directors, officers, members of management, employees and consultants of a Restricted Company in an aggregate amount not to exceed $20,000,000 at any time outstanding, for business related travel, entertainment, relocation and analogous ordinary business purposes or in connection with such Person’s purchase of Equity Interests of the Company;
     (c) Investments (i) by any Loan Party in any other Loan Party, (ii) by the Company or any of its Domestic Subsidiaries in the Company or any of its Domestic Subsidiaries, (iii) by any Restricted Subsidiary that is not a Loan Party in any Restricted Company and (iv) by any Loan

Party in any Restricted Subsidiary that is not a Loan Party in an aggregate amount for all such Investments under this clause (iv) not to exceed, at the time such Investment is made and after giving effect to such Investment, the sum of (A) $100,000,000, plus (B) the amount (if positive) by which 5% of the Total Consolidated Assets exceeds the aggregate amount of all Investments in Unrestricted Subsidiaries made or deemed to be made pursuant to Section 7.02(n), plus (C) the aggregate amount of any cash repayment of or return on such Investments theretofore received by the Loan Parties;
     (d) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business;
     (e) Investments consisting of Liens, Indebtedness, Dispositions and Restricted Payments permitted under Sections 7.01, 7.03, 7.05 and 7.06, respectively;
     (f) Investments existing or contemplated on the Restatement Effective Date (including those in the Brazilian Joint Venture) and set forth on Schedule 7.02 and any modification, replacement, renewal or extension thereof; provided that the amount of the original Investment is not increased except by the terms of such Investment or as otherwise permitted by this Section 7.02;
     (g) promissory notes and other noncash consideration received in connection with Dispositions permitted by Section 7.05;
     (h) the purchase or other acquisition of all or substantially all of the property and assets or business of, any Person or of assets constituting a business unit, a line of business or division of such Person, or of more than 50% of the Equity Interests in a Person that, upon the consummation thereof, will be owned directly by the Company or one or more of its wholly owned Subsidiaries (including as a result of a merger or consolidation); provided that, with respect to each purchase or other acquisition made pursuant to this Section 7.02(h) (each, a “Permitted Acquisition”):
     (i) the Company and any such newly created or acquired Subsidiary shall, or will within the times specified therein, have complied with the requirements of Section 6.12;
     (ii) any Indebtedness incurred in connection with such acquisition by the Company or any Restricted Subsidiary shall be permitted by Section 7.03;
     (iii) (A) immediately before and immediately after giving Pro Forma Effect to any such purchase or other acquisition, no Event of Default shall have occurred and be continuing and (B) immediately after giving effect to such purchase or other acquisition, the Borrowers shall be in Pro Forma Compliance with all of the covenants set forth in Section 7.10, in each case such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders (either pursuant to Section 6.01(a) or 6.01(b) or in any subsequent delivery of financial information by the Company to the Administrative Agent prior to such purchase or other acquisition) as though such purchase or other acquisition had been consummated as of the first day of the fiscal period covered thereby and, with respect to each such purchase or other acquisition having total consideration in excess of $100,000,000, evidenced by a certificate from the chief financial officer (or other equivalent officer) of the Company demonstrating such compliance calculation in reasonable detail;
     (iv) if the total consideration of such Permitted Acquisition exceeds $100,000,000, the Company shall have delivered to the Administrative Agent, on behalf of the Lenders, no later than five Business Days after the date on which any such purchase or other acquisition is consummated, a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent, certifying that all of the requirements set forth in this Section 7.02(h) have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition; and
     (v) such purchase or other acquisition was approved by the board of the directors (or other applicable governing body) of the Person being acquired;
     (i) Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy or reorganization of any Person and in settlement of obligations of, or other disputes with, any Person arising in the ordinary course of business and upon foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;
     (j) Investments and transfers of funds among the Consolidated Companies that are made in accordance with the Cash Management Practices;
     (k) advances of payroll payments to employees in the ordinary course of business;
     (l) Guarantees by a Restricted Company of leases (other than Capital Lease Obligations) entered into in the ordinary course of business;
     (m) Investments in the ordinary course consisting of endorsements for collection or deposit;
     (n) Investments by Restricted Companies in Unrestricted Subsidiaries after the Restatement Effective Date (it being understood and agreed that the book value of the assets of an Unrestricted Subsidiary other than any Securitization Vehicle at the time of its designation as such pursuant to Section 6.14 shall be deemed to be an Investment made in such Unrestricted Subsidiary in an amount equal to such book value, but if such Unrestricted Subsidiary is not wholly-owned by the Restricted Companies, only an amount proportional to such Restricted Companies’ ownership therein shall be included in this calculation) in an aggregate amount for all such Investments (less an amount equal to the book value of all Unrestricted Subsidiaries other than any Securitization Vehicle that, after the Restatement Effective Date, are redesignated by the Company to be Restricted Subsidiaries, calculated as of the date of such redesignation) not to exceed for all Unrestricted Subsidiaries (other than Securitization Vehicles), at the time such Investment is made and after giving effect to such Investment, the sum of (i) an amount equal to 5% of the Total Consolidated Assets as of such time (net of any Investment made pursuant to Section 7.02(c)(iv)(B)), plus (ii) the aggregate amount of any cash repayment of or return on such Investments theretofore received by Restricted Companies after the Restatement Effective Date;
     (o) Investments consisting of Swap Contracts entered into in the ordinary course of business and not for speculative purposes;
     (p) [intentionally omitted];
     (q) any Investment in a Securitization Vehicle or any Investment by a Securitization Vehicle in any other Person in connection with a Securitization Financing permitted by Section 7.03(v), including Investments of funds held in accounts permitted or required by the arrangements governing the Securitization Financing or any related Indebtedness; provided that any Investment in a Securitization Vehicle is in the form of a purchase money note, contribution of additional Securitization Assets or equity investments; and
     (r) so long as immediately after giving effect to any such Investment, no Event of Default has occurred and is continuing, other Investments in an aggregate amount for all such Investments (calculated using the actual amount of such Investments as funded by the Restricted Companies) not to exceed at any time the sum of (i) $250,000,000 and (ii) the aggregate amount of any cash repayment of or return on such Investments theretofore received by the Restricted Companies.
     Section 7.03. Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:
     (a) Permitted Subordinated Indebtedness;
     (b) Indebtedness of the Loan Parties under the Loan Documents;
     (c) Indebtedness outstanding on the Restatement Effective Date and listed on Schedule 7.03 and any Permitted Refinancing thereof;
     (d) Guarantees by a Restricted Company in respect of Indebtedness of another Restricted Company otherwise permitted hereunder ((i) including, for the avoidance of doubt, unsecured Guarantees in respect of the obligations of the Securitization Vehicle under a Securitization Financing permitted by Section 7.03(v) and (ii) excluding Indebtedness permitted by Sections 7.03(y) and 7.03(z)); provided that (x) no Guarantee by any Restricted Subsidiary of any Permitted Subordinated Indebtedness (or any Permitted Refinancing thereof) shall be permitted unless such Restricted Subsidiary shall have also provided a Guarantee of the Obligations substantially on the terms set forth in the Subsidiary Guarantee in accordance with Section 6.12 and (y) if the Indebtedness being Guaranteed is subordinated to the Obligations, such Guarantee shall be subordinated to the Guarantee of the Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness;

     (e) Indebtedness of a Restricted Company that constitutes an Investment permitted by Section 7.02; provided that all such Indebtedness of any Loan Party to any Subsidiary that is not a Loan Party must be expressly subordinated to the Obligations of such Loan Party, it being understood that such Loan Party may make payments thereon unless an Event of Default has occurred and is continuing;
     (f) Indebtedness incurred in the ordinary course of business by the Leasing Companies in connection with their leasing business that is limited in recourse to the assets being financed by such Indebtedness (the “Specified Non-Recourse Indebtedness”);
     (g) subject to the Specified Debt Test, Indebtedness of Foreign Subsidiaries of the Company;
     (h) subject to the Specified Debt Test (to the extent applicable), Indebtedness of a Restricted Company assumed in connection with any Permitted Acquisition and not incurred in contemplation thereof, and any Permitted Refinancing thereof;
     (i) Indebtedness incurred by any Restricted Company representing deferred compensation to employees of a Restricted Company incurred in the ordinary course of business;
     (j) Indebtedness consisting of promissory notes issued by any Restricted Company to future, present or former directors, officers, members of management, employees or consultants of the Company or any of its Subsidiaries or their respective estates, heirs, family members, spouses or former spouses to finance the purchase or redemption of Equity Interests of the Company permitted by Section 7.06;
     (k) Indebtedness incurred by a Restricted Company in a Permitted Acquisition or Disposition constituting indemnification obligations or obligations in respect of purchase price or other similar adjustments;
     (l) Indebtedness consisting of obligations of any Restricted Company under deferred compensation or other similar arrangements incurred by such Person in connection with Permitted Acquisitions;
     (m) Indebtedness (including intercompany Indebtedness among the Consolidated Companies) in respect of the Cash Management Practices;
     (n) obligations of the Consolidated Companies with respect to liabilities arising from the Vault Cash Operations;
     (o) Indebtedness consisting of (i) the financing of insurance premiums or (ii) take-or-pay obligations of a Restricted Company contained in supply arrangements, in each case, in the ordinary course of business;
     (p) Indebtedness incurred by a Restricted Company constituting reimbursement obligations with respect to letters of credit issued in the ordinary course of business in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to such similar reimbursement-type obligations; provided that upon the drawing of such letters of credit or the incurrence of such Indebtedness, such obligations are reimbursed within 30 days following such drawing or incurrence;
     (q) obligations in respect of bid, performance, stay, customs, appeal and surety bonds and performance and completion guarantees provided by a Restricted Company or obligations in respect of letters of credit related thereto, in each case in the ordinary course of business or consistent with past practice;
     (r) Guarantees by the Company of Indebtedness permitted under this Section 7.03;
     (s) Indebtedness in respect of Swap Contracts entered into in the ordinary course of business and not for speculative purposes;
     (t) Indebtedness in respect of any letter of credit or bankers’ acceptance supporting trade payables, warehouse receipts or similar facilities entered into in the ordinary course of business;
     (u) Indebtedness incurred in the ordinary course of business in connection with relocation service transactions and secured by the properties which are the subject of such transactions;
     (v) (i) Indebtedness incurred in connection with a receivables securitization transaction involving the Restricted Companies and a Securitization Vehicle (a “Securitization Financing”); provided that (A) such Indebtedness when incurred shall not exceed 100% of the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition, (B) such Indebtedness is created and any Lien attaches to such property concurrently with or within forty-five (45) days of the acquisition thereof, and (C) such Lien does not at any time encumber any property other than the property financed by such Indebtedness, and (ii) any unsecured Guarantee by any Loan Party of the obligations of the Securitization Vehicle under a Securitization Financing;
     (w) Indebtedness (i) of the type described in clause (e) of the definition thereof subject to Liens permitted under Section 7.01 or (ii) secured by Liens permitted under Sections 7.01(e)(ii), 7.01(e)(iii), 7.01(f), or 7.01(r);
     (x) subject to the Specified Debt Test, Indebtedness secured by Liens permitted pursuant to Section 7.01(x) in an aggregate principal amount not to exceed the greater of (i) 3.5% of Total Consolidated Assets and (ii) $150,000,000;
     (y) (i) Permitted Senior Indebtedness under senior unsecured notes of the Company in an aggregate outstanding principal amount not to exceed the Senior Note Permitted Amount at any time (the “Senior Notes”) ; provided that (A) no Event of Default has occurred and is continuing or would result therefrom, (B) immediately after giving effect to such Indebtedness, the Borrowers shall be in Pro Forma Compliance with all of the covenants set forth in Section 7.10, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders (either pursuant to Section 6.01(a) or

Section 6.01(b) or in any subsequent delivery of financial information by the Company to the Administrative Agent prior to such incurrence of Indebtedness) as though such incurrence of Indebtedness (and the repayment of any Total Secured Indebtedness effected on or prior to such date) had been consummated as of the first day of the fiscal period covered thereby and (C) the proceeds thereof shall be used in connection with the Transaction, with any amounts remaining after the consummation of all components of the Transaction being available for general corporate purposes; and (ii) any unsecured Guarantee by a Subsidiary Guarantor of the Senior Notes;
     (z) any other Permitted Senior Indebtedness or other unsecured Indebtedness of the Company, and any unsecured Guarantee thereof by a Subsidiary Guarantor; provided that (A) no Event of Default has occurred and is continuing or would result therefrom and (B) immediately after giving effect to such Indebtedness, the Borrowers shall be in Pro Forma Compliance with all of the covenants set forth in Section 7.10, in each case such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders (either pursuant to Section 6.01(a) or 6.01(b) or in any subsequent delivery of financial information by the Company to the Administrative Agent prior to such incurrence of Indebtedness) as though such incurrence of Indebtedness had been consummated as of the first day of the fiscal period covered thereby; and
     (aa) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (z) above;
provided that at the time of incurrence or assumption of any Specified Debt described below, after giving effect to such Specified Debt, the aggregate principal amount of all Specified Debt shall not exceed the greater of $500,000,000 and 15% of Consolidated Shareholders’ Equity (the test set forth in this proviso is referred to herein as the “Specified Debt Test”). For purposes hereof, “Specified Debt” means, without duplication, (A) any Indebtedness of a Loan Party that is secured by Liens permitted to exist in reliance on any of Section 7.01(n), 7.01(p) or 7.01(x) and (B)(1) any Indebtedness of a Restricted Subsidiary that is not a Loan Party that is permitted to exist in reliance on any of Section 7.03(g), 7.03(h), 7.03(w)(i) (but only if the Liens securing such Indebtedness are permitted to exist in reliance on any of Section 7.01(n), 7.01(p) or 7.01(x)) or Section 7.03(x) (the “Included Debt”) and (2) any Guarantee of Included Debt permitted by this Section 7.03.
     Section 7.04. [Intentionally Omitted].
     Section 7.05. Dispositions. Make any Disposition of any of its property except:
     (a) Dispositions of obsolete, used, surplus or worn out property, whether now owned or hereafter acquired, in the ordinary course of business and Dispositions of property no longer used or useful in the conduct of the business of the Restricted Companies;
     (b) Dispositions of inventory in the ordinary course of business;

     (c) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are promptly applied to the purchase price of such replacement property;
     (d) Dispositions of property by a Restricted Company to another Restricted Company; provided that if the transferor of such property is a Loan Party (x) the transferee thereof must either be a Loan Party or a Restricted Subsidiary that is a Domestic Subsidiary or (y) to the extent such transaction constitutes an Investment in a Foreign Subsidiary that is a Restricted Subsidiary, such transaction is permitted by Section 7.02(c);
     (e) Dispositions permitted by Sections 7.02 and 7.06 and Liens permitted by Section 7.01;
     (f) Dispositions by any Restricted Company of property pursuant to sale-leaseback transactions; provided that (i) the fair market value of all property so Disposed of shall not exceed $100,000,000 from and after the Restatement Effective Date and (ii) the purchase price for such property shall be paid to such Restricted Company for not less than 75% cash consideration;
     (g) (i) Dispositions of cash and Cash Equivalents and (ii) Dispositions pursuant to and in accordance with Cash Management Practices and in connection with the Vault Cash Operations;
     (h) Dispositions of accounts receivable in connection with the collection or compromise thereof;
     (i) leases, subleases, licenses or sublicenses of property in the ordinary course of business and which do not materially interfere with the business of the Restricted Companies;
     (j) transfers of property subject to Casualty Events upon receipt of the Net Cash Proceeds of such Casualty Event;
     (k) Dispositions in the ordinary course of business consisting of the abandonment of intellectual property rights which, in the reasonable good faith determination of the Company, are not material to the conduct of the business of the Restricted Companies;
     (l) Dispositions of Investments in Joint Ventures to the extent required by, or made pursuant to buy/sell arrangements between the joint venture parties set forth in, joint venture arrangements and similar binding arrangements (i) in substantially the form as such arrangements are in effect on the Restatement Effective Date or (ii) to the extent that the Net Cash Proceeds of such Disposition are either reinvested or applied to prepay the Term Loans pursuant to Section 2.06(b);
     (m) Dispositions of property to an Unrestricted Subsidiary; provided that to the extent constituting an Investment, such Investment must be an Investment permitted by Section 7.02(n).

     (n) Dispositions of real property and related assets in the ordinary course of business in connection with relocation activities for directors, officers, members of management, employees or consultants of the Restricted Companies;
     (o) Dispositions of tangible property in the ordinary course of business as part of a like-kind exchange under Section 1031 of the Code;
     (p) voluntary terminations of Swap Contracts;
     (q) Dispositions of Unrestricted Subsidiaries;
     (r) Dispositions of Securitization Assets (or a fractional undivided interest therein) in a Securitization Financing permitted under Section 7.03(v); and
     (s) Dispositions of property not otherwise permitted under this Section 7.05 by a Restricted Company to Persons that are not Affiliates of the Loan Parties; provided that (i) such Disposition is made in good faith on an arms’ length basis and (iii) the Net Cash Proceeds of such Disposition are either reinvested or applied to prepay the Term Loans pursuant to Section 2.06(b).
     Section 7.06. Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, except:
     (a) each Restricted Subsidiary may make Restricted Payments ratably with respect to its Equity Interests;
     (b) the Company may declare and make dividend payments or other distributions payable solely in the Equity Interests (other than Disqualified Equity Interests) of such Person;
     (c) so long as no Event of Default shall have occurred and be continuing or would result therefrom, the Company may make Restricted Payments; provided that the Borrowers would be in Pro Forma Compliance with the covenants set forth in Section 7.10, in each case such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders (either pursuant to Section 6.01(a) or 6.01(b) or in any subsequent delivery of financial information by the Company to the Administrative Agent prior to such Restricted Payments);
     (d) to the extent constituting Restricted Payments permitted by other clauses of this Section 7.06, the Company and its Restricted Subsidiaries may enter into transactions expressly permitted by Section 7.05 or 7.08;
     (e) repurchases of Equity Interests deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants;
     (f) the Company may make cash payments in lieu of issuing fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests of the Company and its Restricted Companies;

     (g) the Company may repurchase common stock of the Company in an aggregate purchase amount determined by the Company up to $2,500,000,000 pursuant to a self-tender to be made by the Company to purchase shares of its common stock in the open market (or through such other means as the Company may elect); and
     (h) the Company may repurchase up to 15 million shares of its common stock pursuant to authority granted by the Company’s board of directors in February 2010.
     Section 7.07. [Intentionally Omitted].
     Section 7.08. Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Company, whether or not in the ordinary course of business, other than (a) transactions among the Restricted Companies, (b) on fair and reasonable terms substantially as favorable to a Restricted Company as would be obtainable by such Restricted Company at the time in a comparable arm’s-length transaction with a Person other than an Affiliate, (c) the payment of fees and expenses in connection with the consummation of the Transaction, (d) [intentionally omitted], (e) loans and other transactions by the Company and its Restricted Subsidiaries to the extent permitted under this Article 7, (f) customary fees payable to any directors of the Company and reimbursement of reasonable out of pocket costs of the directors of the Company, (g) employment and severance arrangements between any Restricted Company and their officers and employees in the ordinary course of business, (h) payments by any Restricted Company pursuant to the tax sharing agreements among the Company and its Subsidiaries on customary terms, (i) the payment of customary fees and indemnities to directors, officers and employees of the Company and its Subsidiaries in the ordinary course of business, (j) transactions pursuant to agreements in existence on the Restatement Effective Date and set forth on Schedule 7.08 or any amendment thereto to the extent such an amendment is not adverse to the Lenders in any material respect, (k) Restricted Payments permitted under Section 7.06, (l) any transaction with a Securitization Vehicle as part of a Securitization Financing permitted under Section 7.03(v), and (m) transactions engaged in by Restricted Companies with Unrestricted Subsidiaries in good faith to effect (i) the Cash Management Practices and Vault Cash Operations, (ii) the operations, governance, administration and corporate overhead of the Consolidated Companies and (iii) the tax management of the Consolidated Companies. For the purposes of this Section 7.08, each Unrestricted Subsidiary shall be deemed to be an Affiliate of each Restricted Company.
     Section 7.09. Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability of (a) any Restricted Subsidiary to make Restricted Payments to any Loan Party or to otherwise transfer property to or invest in any Loan Party or (b) any Loan Party to create, incur, assume or suffer to exist Liens in favor of the Agents or the Lenders on any Collateral that is required by the terms of any Loan Document to secure the Obligations; provided that the foregoing shall not apply to Contractual Obligations which (i) (x) exist on the Restatement Effective Date and (to the extent not otherwise permitted by this Section 7.09) are listed on Schedule 7.09 hereto and (y) to the extent Contractual Obligations permitted by clause (x) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any permitted renewal, extension or refinancing of such Indebtedness so long as such renewal, extension or refinancing does not expand the scope of such restrictions that are contained in such Contractual Obligation,

(ii) are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary, so long as such Contractual Obligations were not entered into solely in contemplation of such Person becoming a Restricted Subsidiary, (iii) arise in connection with any Disposition permitted by Section 7.05, (iv) are customary provisions in joint venture agreements and other similar agreements applicable to Joint Ventures permitted under Section 7.02 and applicable solely to such Joint Venture entered into in the ordinary course of business, (v) are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 7.03 but solely to the extent any negative pledge relates to the property financed by such Indebtedness (or proceeds of such financed property) or the subject of such Indebtedness or expressly permits Liens for the benefit of the Agents and the Lenders with respect to the credit facilities established hereunder and the Obligations under the Loan Documents on a senior basis and without a requirement that such holders of such Indebtedness be secured by such Liens equally and ratably or on a junior basis, (vi) are customary restrictions in leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions may relate to the assets subject thereto, (vii) are customary provisions restricting subletting or assignment of any lease governing a leasehold interest, or (viii) are customary provisions restricting assignment or transfer of any agreement entered into in the ordinary course of business.
     Section 7.10. Financial Covenants. (a) Maximum Leverage Ratio. Permit the Leverage Ratio as of the end of any fiscal quarter of the Company set forth below to be greater than:
     (i) prior to the first day (the “Trigger Date”) on which both (A) the Company has incurred at least $2,500,000,000 in aggregate principal amount of the sum of (x) the Senior Notes pursuant to Section 7.03(y), (y) the Additional Term Loans pursuant to Section 2.16(a)(i) and (z) the Specified Term A-2 Loans pursuant to Section 2.16(a)(ii) and (B) the Company has repaid in full the indebtedness outstanding under the Metavante Credit Agreement (other than contingent indemnification obligations), 3.25:1.0; and
     (ii) on and after the Trigger Date, the ratio set forth below opposite the applicable period ending date:

Period Ending Date	Leverage Ratio
June 30, 2010 through December 31, 2010	4.25:1.0
March 31, 2011 through December 31, 2011	3.75:1.0
March 31, 2012 through December 31, 2012	3.50:1.0
March 31, 2013 through December 31, 2013	3:25:1.0
March 31, 2014 and thereafter	3.00:1.0
     (b) Minimum Interest Coverage Ratio. Permit the Interest Coverage Ratio as of the end of any fiscal quarter of the Company set forth below to be less than the ratio set forth below opposite the applicable period ending date:

Period Ending Date	Interest Coverage Ratio
December 31, 2006 through December 31, 2008	3.50:1
March 31, 2009 and thereafter	4.00:1

     Section 7.11. Prepayments, Etc. of Indebtedness. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that payments of regularly scheduled interest shall be permitted) any Senior Notes (or any Permitted Senior Indebtedness that is a Permitted Refinancing thereof) or any Permitted Subordinated Indebtedness or make any payment in violation of any subordination terms of any Permitted Subordinated Indebtedness (collectively, “Restricted Prepayments”), except:
     (a) the refinancing thereof with the Net Cash Proceeds of (i) in the case of Permitted Subordinated Indebtedness, any issuance of Qualified Equity Interests or other Permitted Subordinated Indebtedness, and (ii) in the case of the Senior Notes (or any Permitted Senior Indebtedness that is a Permitted Refinancing thereof), any issuance of Qualified Equity Interests, Permitted Subordinated Indebtedness or other Permitted Senior Indebtedness;
     (b) the conversion of any Permitted Subordinated Indebtedness or any Senior Notes (or any Permitted Senior Indebtedness that is a Permitted Refinancing thereof) to Qualified Equity Interests; and
     (c) additional Restricted Prepayments; provided that (i) the Borrowers would be in a Pro Forma Compliance with the covenants set forth in Section 7.10, in each case such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders (either pursuant to Section 6.01(a) or 6.01(b) or in any subsequent delivery of financial information by the Company to the Administrative Agent prior to such Restricted Prepayments) and (ii) at the time of any such Restricted Prepayment, no Event of Default shall have occurred and be continuing or would result therefrom (and, in the case of any such prepayment, redemption or repurchase pursuant to this Section 7.11(c) in respect of aggregate principal amounts exceeding $25,000,000 in any fiscal year, evidenced by a certificate from a Responsible Officer of the Company demonstrating such compliance calculation in reasonable detail).
ARTICLE 8
Events of Default and Remedies
     Section 8.01. Events of Default. Any of the following shall constitute an “Event of Default”:
     (a) Non-Payment. Any Restricted Company fails to pay (i) when due, any amount of principal of any Loan, (ii) when and as required to be paid herein, any amount required to be prepaid and/or cash collateralized pursuant to Section 2.06(b)(vii) or (iii) within five Business Days after the same becomes due, any interest on any Loan or any other amount payable hereunder or with respect to any other Loan Document; or
     (b) Specific Covenants. Any Restricted Company fails to perform or observe any term, covenant or agreement contained in any of Section 6.03(a) or 6.05(a) (solely with respect to the Borrowers) or Article 7; or

     (c) Other Defaults. Any Restricted Company fails to perform or observe any other term, covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days after notice thereof by the Administrative Agent to the Company; or
     (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Restricted Company herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be incorrect or misleading in any material and adverse respect when made or deemed made; or
     (e) Cross-Default. Any Material Company (i) fails to make any payment after the applicable grace period with respect thereto, if any, (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness (other than Indebtedness hereunder and Indebtedness owed by one Restricted Company to another Restricted Company) having an aggregate outstanding principal amount of not less than the Threshold Amount or (ii) fails to observe or perform any other agreement or condition relating to any such Indebtedness, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, (x) such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or (y) a mandatory offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; provided that this clause (e)(ii) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness; or
     (f) Insolvency Proceedings, Etc. Any Material Company institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or
     (g) Inability to Pay Debts; Attachment. (i) Any Material Company becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any Material Company in an amount exceeding the Threshold Amount and is not paid, released, vacated or fully bonded within 60 days after its issue or levy; or

     (h) Judgments. There is entered against any Material Company a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and does not deny coverage) and there is a period of 60 consecutive days during which such judgment has not been paid and during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or
     (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Company under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect, or (ii) the Company or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect; or
     (j) Change of Control. There occurs any Change of Control; or
     (k) Collateral Documents. Any Collateral Document after delivery thereof pursuant to the Original Credit Agreement or Section 6.12 hereof shall for any reason (other than pursuant to the terms thereof including as a result of a transaction permitted under Section 7.05) cease to create a valid and perfected first priority Lien on and security interest in any material portion of the Collateral, subject to Liens permitted under Section 7.01, or any Loan Party shall assert in writing such invalidity or lack of perfection or priority (other than in an informational notice delivered to the Administrative Agent), except to the extent that any such loss of perfection or priority results from the failure of the Administrative Agent to maintain possession of certificates or other possessory collateral actually delivered to it representing securities or other collateral pledged under the Collateral Documents or to file Uniform Commercial Code financing statements, continuation statements or equivalent filings.
     Section 8.02. Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:
     (a) declare the Commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such Commitments and obligation shall be terminated;
     (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Borrower;
     (c) require that each Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

     (d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law;
provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code of the United States (or, in the case of any Designated Borrower that is a Foreign Subsidiary, under the comparable laws of the applicable jurisdiction), the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of each Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.
     Section 8.03. Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:
     First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including Attorney Costs payable under Section 11.04 and amounts payable under Article 3 but excluding principal of, and interest on, any Loan) payable to the Administrative Agent in its capacity as such;
     Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs payable under Section 11.05 and amounts payable under Article 3), ratably among them in proportion to the amounts described in this clause Second payable to them;
     Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and L/C Borrowings, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;
     Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them;
     Fifth, to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit;
     Sixth, to the payment of all other Obligations of the Loan Parties that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and

     Last, the balance, if any, after all of the Obligations have been paid in full, to the Company or as otherwise required by Law.
Subject to Section 2.04(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above and, if no Obligations remain outstanding, delivered to the Company.
ARTICLE 9
Administrative Agent and Other Agents
     Section 9.01. Appointment and Authorization of Agents. (a) Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall have no duties or responsibilities, except those expressly set forth herein or therein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.
     (b) Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each L/C Issuer shall have all of the benefits and immunities (i) provided to the Agents in this Article 9 with respect to any acts taken or omissions suffered by each L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Agent” as used in this Article 9 and in the definition of “Agent-Related Person” included such L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to such L/C Issuer.
     (c) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (in its capacities as a Lender, Swing Line Lender (if applicable), L/C Issuer (if applicable) and a potential Hedge Bank) hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of (and to hold any security interest created by the Collateral Documents for and on behalf of or on trust for) such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” (and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.02 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article 9 (including Section 9.07, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.
     Section 9.02. Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents or of exercising any rights and remedies thereunder) by or through agents, employees or attorneys-in-fact, such sub-agents as shall be deemed necessary by the Administrative Agent and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or sub-agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.
     Section 9.03. Liability of Agents. No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or any of their Subsidiaries or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or the perfection or priority of any Lien or security interest created or purported to be created under the Collateral Documents, or for any failure of any Restricted Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any of their Subsidiaries or any Affiliate thereof.
     Section 9.04. Reliance by Agents. (a) Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party or any of their Subsidiaries), independent accountants and other experts selected by such Agent. Each Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.
     (b) For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Restatement Effective Date specifying its objection thereto.
     Section 9.05. Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or a Loan Party referring to this Agreement, describing such Default and stating that such notice is a “notice of default.” The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to any Event of Default as may be directed by the Required Lenders in accordance with Article 8; provided that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable or in the best interest of the Lenders.
     Section 9.06. Credit Decision; Disclosure of Information by Agents. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by any Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any of their Subsidiaries thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to each Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of each Loan Party, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of each Loan Party or any of their Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by any Agent herein, such Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Loan Party or any of their Subsidiaries which may come into the possession of any Agent-Related Person.
     Section 9.07. Indemnification of Agents. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Agent-Related Person’s own gross negligence or willful misconduct; provided that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 9.07; provided further that to the extent an L/C Issuer is entitled to indemnification under this Section 9.07 solely in connection with its role as an L/C Issuer, only the Multicurrency Revolving Credit Lenders shall be required to indemnify such L/C Issuer in accordance with this Section 9.07. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 9.07 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The undertaking in this Section 9.07 shall survive termination of the Aggregate Commitments, the payment of all other Obligations and the resignation of the Administrative Agent.
     Section 9.08. Agents in their Individual Capacities. JPMCB and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each Loan Party or any of their Subsidiaries as though JPMCB were not the Administrative Agent or the L/C Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, JPMCB or its Affiliates may receive information regarding any Loan Party or any of their Subsidiaries (including information that may be subject to confidentiality obligations in favor of such Loan Party or any of their Subsidiaries) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, JPMCB shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent or the L/C Issuer, and the terms “Lender” and “Lenders” include JPMCB in its individual capacity.
     Section 9.09. Successor Agents. The Administrative Agent may resign as the Administrative Agent upon 30 days’ notice to the Lenders and the Company. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be consented to by the Company at all times other than during the existence of an Event of Default under Section 8.01(f) (which consent of the Company shall not be unreasonably withheld or delayed). If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Company, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, the Person acting as such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term “Administrative Agent,” shall mean such successor administrative agent and/or supplemental administrative agent, as the case may be, and the retiring Administrative Agent’s appointment, powers and duties as the Administrative Agent shall be terminated. After the retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of this Article 9 and Sections 11.04 and 11.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement. If no successor agent has accepted appointment as the Administrative Agent by the date which is 30 days following the retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above; provided that in the case of any Collateral held by the Administrative Agent on behalf of the Lenders or an L/C Issuer under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such Collateral until such time as a successor Administrative Agent is appointed. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, the Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. After the retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of this Article 9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.
     Section 9.10. Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:
     (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.04(i), 2.04(j), 2.10 and 11.04) allowed in such judicial proceeding; and
     (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts due the Administrative Agent under Sections 2.10 and 11.04.
     Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.
     Section 9.11. Collateral and Guaranty Matters. The Lenders irrevocably authorize the Administrative Agent:
     (a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Secured Obligations (other than (A) Secured Hedging Obligations, (B) Cash Management Obligations and (C) contingent indemnification obligations not yet accrued and payable) and the expiration or termination of all Letters of Credit (or provision therefor in full in a manner reasonably satisfactory to each L/C Issuer), (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document to any Person other than a Loan Party, (iii) subject to Section 11.01, if approved, authorized or ratified in writing by the Required Lenders, or (iv) owned by a Guarantor upon release of such Guarantor from its obligations under its Guaranty pursuant to clause (b) below; and
     (b) to release any Guarantor from its obligations under any Loan Document to which it is a party if such Person ceases to be a Restricted Subsidiary as a result of a transaction or designation permitted hereunder; provided that no such release shall occur if such Guarantor continues to be a guarantor in respect of any Permitted Subordinated Indebtedness unless and until such Guarantor is (or is being simultaneously) released from its guarantee with respect to such Permitted Subordinated Indebtedness.
     Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release its interest in particular types or items of property, or to release any Guarantor from its obligations under the Loan Documents pursuant to this Section 9.11. In each case as specified in this Section 9.11, the Administrative

Agent will, at the Borrowers’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to release such Guarantor from its obligations under the Loan Documents, in each case in accordance with the terms of the Loan Documents and this Section 9.11.
     Section 9.12. Other Agents; Arrangers and Managers. None of the Lenders or other Persons identified on the facing page and/or signature pages of this Agreement as a “syndication agent,” “documentation agent,” “joint book-running manager,” “arranger,” or “joint lead arranger” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.
     Section 9.13. Appointment of Supplemental Administrative Agents. (a) It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, the Administrative Agent is hereby authorized to appoint an additional individual or institution selected by the Administrative Agent in its sole discretion as a separate trustee, co-trustee, administrative agent, administrative sub-agent or administrative co-agent (any such additional individual or institution being referred to herein individually as a “Supplemental Administrative Agent” and collectively as “Supplemental Administrative Agents”).
     (b) In the event that the Administrative Agent appoints a Supplemental Administrative Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Administrative Agent to the extent, and only to the extent, necessary to enable such Supplemental Administrative Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Administrative Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Administrative Agent, and (ii) the provisions of this Article 9 and of Section 9.07 (obligating the Borrowers to pay the Administrative Agent’s expenses and to indemnify the Administrative Agent) that refer to the Administrative Agent shall inure to the benefit of such Supplemental Administrative Agent and all references therein to the Administrative Agent shall be deemed to be references to the Administrative Agent and/or such Supplemental Administrative Agent, as the context may require.

     (c) Should any instrument in writing from any Loan Party be required by any Supplemental Administrative Agent so appointed by the Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, the Company, shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent. In case any Supplemental Administrative Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Administrative Agent, to the extent permitted by Law, shall vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Administrative Agent.
ARTICLE 10
Guaranty
     Section 10.01. Guaranty. Each Borrower (other than a Designated Borrower that is a Foreign Subsidiary) hereby guarantees the punctual payment when due, whether at scheduled maturity or by acceleration, demand or otherwise, of all of its Guaranteed Obligations (each Borrower in its capacity as guarantor under this Article 10, a “Guarantor Party”). Without limiting the generality of the foregoing, the liability of each Guarantor Party shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.
     Section 10.02. Contribution. Subject to Section 10.03, each Guarantor Party hereby unconditionally agrees that in the event any payment shall be required to be made to any Secured Party under this Article 10 or any Subsidiary Guaranty, such Guarantor Party in its capacity as such will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.
     Section 10.03. Guaranty Absolute. Each Guarantor Party guarantees that its Guaranteed Obligations will be paid in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The Obligations of each Guarantor Party under or in respect of this Article 10 are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Guarantor Party to enforce this Article 10, irrespective of whether any action is brought against any Borrower or any other Loan Party or whether any Borrower or any other Loan Party is joined in any such action or actions. The liability of each Guarantor Party under this Article 10 shall be irrevocable, absolute and unconditional, and each Guarantor Party hereby irrevocably waives any defenses (other than payment in full of the Guaranteed Obligations) it may now have or hereafter acquire in any way relating to, any or all of the following:
     (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of its Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in its Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;
     (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of its Guaranteed Obligations;
     (d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of its Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of its Guaranteed Obligations or any other Secured Obligations of any Loan Party under the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;
     (e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;
     (f) any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to such Secured Party (each Guarantor Party waiving any duty on the part of the Secured Parties to disclose such information);
     (g) the failure of any other Person to execute or deliver any other guaranty or agreement or the release or reduction of liability of any other guarantor or surety with respect to its Guaranteed Obligations; or
     (h) any other circumstance or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety other than satisfaction in full of the Obligations.
This Article 10 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of such Guarantor Party’s Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of any Borrower or any other Loan Party or otherwise, all as though such payment had not been made.
     Section 10.04. Waiver and Acknowledgments. (a) Each Guarantor Party hereby waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of its Guaranteed Obligations and this Article 10 (other than any notice expressly required by the Loan Documents) and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral.

     (b) Each Guarantor Party hereby unconditionally and irrevocably waives any right to revoke this Article 10 and acknowledges that this Article 10 is continuing in nature and applies to all of its Guaranteed Obligations, whether existing now or in the future.
     (c) Each Guarantor Party hereby unconditionally and irrevocably waives any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor Party or other rights of such Guarantor Party to proceed against any of the other Loan Parties, any other guarantor or any other Person or any Collateral and any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor Party under this Article 10.
     (d) Each Guarantor Party hereby unconditionally and irrevocably waives any duty on the part of any Secured Party to disclose to such Guarantor Party any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party or any of its Subsidiaries now or hereafter known by such Secured Party.
     (e) Each Guarantor Party acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this Article 10 are knowingly made in contemplation of such benefits.
     Section 10.05. Subrogation. Each Guarantor Party hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against any other Loan Party (including, in the case of each Borrower and Guarantor Party, each other Borrower) or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor Party’s Obligations under or in respect any Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against any other Loan Party or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of such Guarantor Party’s Guaranteed Obligations and all other amounts payable under this Article 10 shall have been paid in full in cash, all Letters of Credit shall have expired or been terminated or otherwise provided for in full in a manner reasonably satisfactory to the L/C Issuer and the Commitments shall have expired or been terminated. If any amount shall be paid to any Guarantor Party in violation of the immediately preceding sentence at any time prior to the latest of (a) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Article 10, (b) the latest Maturity Date and (c) the latest date of expiration or termination of all Letters of Credit or other provision therefor in full in a manner reasonably satisfactory to the L/C Issuer, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such Guarantor Party and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to such

Guarantor Party’s Guaranteed Obligations and all other amounts payable by it under this Article 10, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any of such Guarantor Party’s Guaranteed Obligations or other amounts payable by it under this Article 10 thereafter arising. If (i) all of the Guaranteed Obligations and all other amounts payable under this Article 10 shall have been paid in full in cash, (ii) the latest Maturity Date shall have occurred and (iii) all Letters of Credit shall have expired or been terminated or other provision therefor in full shall have been made in a manner reasonably satisfactory to the L/C Issuer, the Secured Parties will, at any Guarantor Party’s request and expense, execute and deliver to such Guarantor Party appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor Party of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor Party pursuant to this Article 10.
     Section 10.06. Payment Free and Clear of Taxes. Any and all payments by any Guarantor Party under this Article 10 shall be made in accordance with the provisions of this Agreement, including the provisions of Section 3.01 (and such Guarantor Party shall make such payments of Taxes or Other Taxes to the extent described in Section 3.01), as though such payments were made by a Borrower.
     Section 10.07. No Waiver; Remedies. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
     Section 10.08. Right of Set-Off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 8.02 to authorize the Administrative Agent to declare the Loans due and payable pursuant to the provisions of said Section 8.02, the Administrative Agent and, after obtaining the prior written consent of the Administrative Agent, each other Agent and each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, but not any deposits held in a custodial, trust or other fiduciary capacity) at any time held and other indebtedness at any time owing by such Agent, such Lender or such Affiliate to or for the credit or the account of any Guarantor Party against any and all of the Obligations of such Guarantor Party now or hereafter existing under any Loan Document, irrespective of whether such Agent or such Lender shall have made any demand under any Loan Document and although such Obligations may be unmatured. Each Agent and each Lender agrees promptly to notify such Guarantor Party after any such set-off and application; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Agent and each Lender and their respective Affiliates under this Section 10.08 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Agent, such Lender and their respective Affiliates may have.
     Section 10.09. Continuing Guaranty; Assignments under this Agreement. This Article 10 is a continuing guaranty and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this

Article 10, (ii) the latest Maturity Date and (iii) the latest date of expiration or termination of all Letters of Credit or other provision therefor in full in a manner reasonably satisfactory to the L/C Issuer, (b) be binding upon each Guarantor Party, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their permitted successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Amended and Restated Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as and to the extent provided in Section 11.07. No Guarantor Party shall have the right to assign its rights hereunder or any interest herein without the prior written consent of all Lenders.
     Section 10.10. Subordination of Certain Intercompany Indebtedness. Each Guarantor Party hereby agrees that any Indebtedness owed by it to another Loan Party shall be subordinated to the Obligations of such Guarantor Party and that any Indebtedness owed to it by another Loan Party shall be subordinated to the Obligations of such other Loan Party, it being understood that such Guarantor Party or such other Loan Party, as the case may be, may make payments on such intercompany Indebtedness unless an Event of Default has occurred and is continuing.
ARTICLE 11
Miscellaneous
     Section 11.01. Amendments, Etc. (a) No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Company or the applicable Loan Party, as the case may be, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that:
     (i) no amendment, waiver or consent shall, without the written consent of each Lender directly affected thereby:
     (A) extend or increase the Commitment of any Lender (it being understood that a waiver of any condition precedent set forth in Section 4.01 or 4.02, or the waiver of any Default, Event of Default or mandatory prepayment shall not constitute an extension or increase of any Commitment of any Lender);
     (B) postpone any date scheduled for any payment of principal or interest under Section 2.08 or 2.09 or fees under Section 2.04(i), 2.04(j), 2.10(a), 2.10(b), 2.17(b)(iv) or 2.17(b)(v), it being understood that the waiver of any mandatory prepayment of the Term Loans shall not constitute a postponement of any date scheduled for the payment of principal or interest;
     (C) reduce or forgive the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (3) of the second proviso to this Section 11.01(a)) any fees or other amounts payable hereunder or under any other Loan Document, it being understood that any change to the definition of Leverage Ratio or in the component definitions thereof shall not constitute a reduction in the rate of interest; provided that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of any Borrower to pay interest at the Default Rate; or
     (D) change Section 2.14 or 8.03 in any manner that would alter the pro rata sharing of payments required thereby; and
     (ii) no amendment, waiver or consent shall, without the written consent of each Lender:
     (A) change any provision of this Section 11.01 or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder; or
     (B) release all or substantially all of the Collateral in any transaction or series of related transactions, or release all or substantially all of the value of the Guaranty;
     provided further that:
     (1) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it;
     (2) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lenders in addition to the Lenders required above, affect the rights or duties of the Swing Line Lenders under this Agreement;
     (3) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document;
     (4) Section 11.07(i) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification;
     (5) no amendment, waiver or consent shall alter the allocation of payments set forth in Section 2.06(b)(iv) or 2.06(a)(i)(D)

between the Tranches (and Series thereof) of Term Loans without the consent of Lenders having more than 50% of the outstanding principal amount of each Tranche (and, if applicable, each Series thereof) of Term Loans affected thereby, voting as separate classes;
     (6) no amendment, waiver or consent shall alter the allocation of payments, obligations or rights set forth in, Section 2.01(c), 2.01(d), 2.04(l), 2.06(a)(i)(E), 2.06(a)(i)(F), 2.07(a)(iv), 2.07(a)(v) or 2.17(b) between the Tranches (and Series thereof) of Revolving Credit Commitments without the consent of Lenders having more than 50% of the outstanding principal amount of each Tranche (and, if applicable, each Series thereof) of Revolving Credit Commitments affected thereby, voting as separate classes; and
     (7) the Fee Letters may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto.
     (b) Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender (it being understood that any Commitments or Loans held or deemed held by any Defaulting Lender shall be excluded from a vote of the Lenders hereunder requiring any consent of the Lenders).
     (c) Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Company (i) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and the Revolving Credit Loans and the accrued interest and fees in respect thereof and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders.
     (d) Notwithstanding anything to the contrary contained herein, in order to implement any Additional Term Loan Tranche or Additional Revolving Credit Commitments in accordance with Section 2.16, this Agreement may be amended for such purpose (but solely to the extent necessary to add such Additional Term Loan Tranche or Additional Revolving Credit Commitments in accordance with Section 2.16) by the Company, the Administrative Agent and the relevant Lenders providing such Additional Term Loan Tranche or Additional Revolving Credit Commitments.
     (e) In addition, notwithstanding the foregoing, this Agreement may be amended with the written consent of the Administrative Agent, the Company and the Lenders providing the relevant Replacement Term Loans (as defined below) to permit the refinancing of all outstanding Term Loans of any Tranche (“Refinanced Term Loans”) with a replacement term loan tranche hereunder (“Replacement Term Loans”); provided that (i) the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such

Refinanced Term Loans, (ii) the Applicable Margin for such Replacement Term Loans shall not be higher than the Applicable Margin for such Refinanced Term Loans, (iii) the weighted average life to maturity of such Replacement Term Loans shall not be shorter than the weighted average life to maturity of such Refinanced Term Loans at the time of such refinancing and (iv) all other terms applicable to such Replacement Term Loans shall be substantially identical to, or less favorable to the Lenders providing such Replacement Term Loans than, those applicable to such Refinanced Term Loans, except to the extent necessary to provide for covenants and other terms applicable to any period after the latest final maturity of the Term Loans in effect immediately prior to such refinancing.
     (f) Notwithstanding anything to the contrary contained in this Section 11.01, in the event that the Company requests that this Agreement be modified or amended in a manner that would require the unanimous consent of all of the Lenders (or all affected Lenders) and such modification or amendment is agreed to by the Required Lenders, then with the consent of the Company and the Required Lenders, the Company and the Required Lenders shall be permitted to amend this Agreement without the otherwise required consent of the Lender or Lenders that did not agree to the modification or amendment requested by the Company (such Lender or Lenders, collectively the “Dissenting Lenders”) to provide for (i) the termination of the Commitment of each of the Dissenting Lenders, (ii) the addition to this Agreement of one or more other financial institutions (each of which shall be an Eligible Assignee), or an increase in the Commitment of one or more of the Required Lenders (with the written consent thereof), so that the total Commitment after giving effect to such amendment shall be in the same amount as the total Commitment immediately before giving effect to such amendment, (iii) if any Loans (including, for the avoidance of doubt, any L/C Advances and Swing Line Loans made by any Dissenting Lender) are outstanding at the time of such amendment, the making of such additional Loans by such new financial institutions or Required Lender or Lenders, as the case may be, as may be necessary to repay in full, at par, the outstanding Loans of the Dissenting Lenders immediately before giving effect to such amendment and (iv) such other modifications to this Agreement as may be appropriate to effect the foregoing clauses (i), (ii) and (iii).
     Section 11.02. Notices and Other Communications; Facsimile Copies. (a) Generally. Unless otherwise expressly provided herein, all notices and other communications provided for under any Loan Document shall be in writing (including by facsimile transmission and, except as otherwise specifically provided herein, electronic mail). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or (subject to Section 11.02(c)) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
     (i) if to any Borrower, the Administrative Agent, the L/C Issuer or the Swing Line Lenders, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 11.02 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and
     (ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Company, the Administrative Agent, the L/C Issuer and the Swing Line Lenders.
All such notices and other communications shall be deemed to be given or made upon the earlier of (x) actual receipt by the relevant party and (y) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail, when delivered; provided that notices and other communications to the Administrative Agent, the L/C Issuer and the Swing Line Lenders pursuant to Article 2 shall not be effective until actually received by such Person. In no event shall a voice mail message be effective as a notice, communication or confirmation hereunder.
     (b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile or other electronic means. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on each Loan Party, each Agent and each Lender. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.
     (c) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including electronic mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article 2 if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
     (d) Reliance by Agents and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of any Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Such Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of such Borrower in the absence of gross negligence or willful misconduct.
     Section 11.03. No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided under each Loan Document are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.
     Section 11.04. Attorney Costs, Expenses and Taxes. Each Borrower agrees (a) to pay or reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, syndication and execution of this Agreement and the other Loan Documents, and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs of a single firm of attorneys acting as counsel to the Administrative Agent, and (b) to pay or reimburse the Administrative Agent and each Lender for all reasonable out-of-pocket costs and expenses incurred in connection with the enforcement of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law), including all Attorney Costs of counsel to the Administrative Agent. The foregoing costs and expenses shall include all search and filing charges relevant to the Collateral and fees and taxes related thereto, and the related reasonable out-of-pocket expenses incurred by any Agent. All amounts due under this Section 11.04 shall be paid within ten (10) Business Days after receipt by the Company of an invoice in reasonable detail. The agreements in this Section 11.04 shall survive the termination of the Aggregate Commitments and repayment of all other Obligations. If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it hereunder or under any Loan Document, such amount may be paid on behalf of such Loan Party by the Administrative Agent or any Lender, in its sole discretion.
     Section 11.05. Indemnification by the Borrowers. Whether or not the transactions contemplated hereby are consummated, the Borrowers shall jointly and severally indemnify and hold harmless each Agent, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents, attorneys-in-fact, trustees and advisors (collectively the “Indemnitees”) from and against any and all liabilities, losses, damages, claims and costs (including Attorney Costs, which shall be limited to one counsel to the Administrative Agent and the Lenders (exclusive of one local counsel to the Administrative Agent and the Lenders in each relevant jurisdiction), unless (x) the interests of the Administrative Agent and the Lenders are sufficiently divergent, in which case one additional counsel may be appointed and (y) if the interests of any Lender or group of Lenders (other than all of the Lenders) are distinctly or disproportionately affected, one additional counsel for such Lender or group of Lenders in the case of clause (a) below) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with:
     (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby;
     (b) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit); or
     (c) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by any Restricted Company or any of their Subsidiaries, or any Environmental Liability related in any way to any Restricted Company or any of their Subsidiaries; or
     (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto;
(all the foregoing, collectively, the “Indemnified Liabilities”), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, losses, damages, claims and costs (x) have resulted from the gross negligence or willful misconduct of such Indemnitee or breach of the Loan Documents by such Indemnitee as determined by the final non-appealable judgment of a court of competent jurisdiction or (y) arise from claims of any of the Lenders solely against one or more Lenders that have not resulted from any misrepresentation, default or the breach of any Loan Document or any actual or alleged performance or non-performance by a Borrower or one of its Subsidiaries or other Affiliates or any of their respective officers, directors, stockholders, partners, members, employees, agents, representatives or advisors. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, except to the extent resulting from the willful misconduct or gross negligence of such Indemnitee as determined by the final non-appealable judgment of a court of competent jurisdiction, nor shall any Indemnitee or any Loan Party have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Original Closing Date). In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 11.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated. All amounts due under this Section 11.05 shall be paid promptly after receipt by the Company of an invoice in reasonable detail. The agreements in this Section 11.05 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.
     Section 11.06. Payments Set Aside. To the extent that any payment by or on behalf of any Borrower is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then:
     (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and
     (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Federal Funds Rate from time to time in effect.
     Section 11.07. Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 11.07(f) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.
     (b) Notwithstanding Section 11.07(a), neither the Company nor any other Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender.
     (c) Notwithstanding Section 11.07(a), no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of Section 11.07(d), (ii) by way of participation in accordance with the provisions of Section 11.07(f), (iii) by way of pledge or assignment of a security interest subject to the restrictions of Sections 11.07(h) and 11.07(j) or (iv) to an SPC in accordance with the provisions of Section 11.07(i) (and any other attempted assignment or transfer by any party hereto shall be null and void).
     (d) Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement; provided that
     (i) except in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or, in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the outstanding principal balance of the Loan of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $25,000,000, in the case of any assignment in respect of the Revolving Credit Facility or any LCPI Loans, or $1,000,000, in the case of any assignment in respect of any Term Loans, unless each of the Administrative Agent and, so long as no Event of Default in respect of Section

8.01(a) or 8.01(f)has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed);
     (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not (x) apply to rights in respect of Swing Line Loans or (y) prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis;
     (iii) any assignment of a Term Loan, a Revolving Credit Commitment or an LCPI Loan to an Eligible Assignee must be approved, if applicable, by the Persons specified for such assignment in the definition of Eligible Assignee;
     (iv) the parties (other than the Company unless its consent to such assignment is required hereunder) to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 (which fee the Company shall have no obligation to pay except as required in Section 3.09); and
     (v) the assigning Lender shall deliver any Notes evidencing such Loans to the Company or the Administrative Agent (and the Administrative Agent shall deliver such Notes to the Company). Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 11.07(e), from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 3.07, 11.04 and 11.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, and the surrender by the assigning Lender of its Note, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (d) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.07(f).
     (e) The Administrative Agent, acting solely for this purpose as an agent of each Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest amounts) of the Loans (including a notation reflecting whether or not such Loan is an LCPI Loan), L/C Obligations (specifying the Unreimbursed Amounts), L/C Borrowings and amounts due under Section 2.04 owing to each Lender pursuant to the terms hereof from time to time (the

“Register”). The entries in the Register shall be conclusive, absent manifest error, and each Borrower, each Agent and each Lender shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by any Borrower, any Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
     (f) Any Lender may at any time, without the consent of, or notice to, any Borrower or the Administrative Agent, sell participations to any Person (other than a natural person) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement; provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) each Borrower, each Agent and each other Lender shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in Section 11.01(a)(i) or 11.01(a)(ii) that directly affects such Participant. Subject to Section 11.07(g), each Participant shall be entitled to the benefits of Section 3.01, and Sections 3.04 through 3.07 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.07(d). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.10 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.14 as though it were a Lender.
     (g) A Participant shall not be entitled to receive any greater payment under Section 3.01 and Sections 3.04 through 3.07 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with each Borrower’s prior written consent and such Participant complies with Section 11.16 as if such Participant were a Lender under Section 11.16. A Participant shall not be entitled to the benefits of Section 3.01 unless each Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of each Borrower, to comply with Section 11.16 as though it were a Lender.
     (h) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement under its Note, if any to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
     (i) Notwithstanding anything to the contrary contained herein:
     (i) any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”) identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Company the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that
     (A) nothing herein shall constitute a commitment by any SPC to fund any Loan, and
     (B) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof.
     (ii) (A) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of any Borrower under this Agreement (including its obligations under Section 3.01 or 3.04 through 3.07), (B) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (C) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender.
     (iii) any SPC may (A) with notice to, but without prior consent of any Borrower or the Administrative Agent and with the payment of a processing fee of $3,500, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (B) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC.
     (j) Notwithstanding anything to the contrary contained herein, any Lender that is a Fund may create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities; provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 11.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents, (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise (unless such trustee is an Eligible Assignee which has complied with the requirements of Section 11.07(d)).
     Section 11.08. Successors. Notwithstanding anything to the contrary contained herein, either or both of JPMCB and Bank of America may, upon 30 days’ notice to the Company and the Lenders, resign as L/C Issuer and/or Swing Line Lender; provided that on or prior to the expiration of such 30-day period with respect to JPMCB’s resignation as L/C Issuer, JPMCB shall have identified a successor L/C Issuer reasonably acceptable to the Company willing to accept its appointment as successor L/C Issuer. In the event of any such resignation as L/C Issuer or Swing Line Lender, the Company shall be entitled to appoint a successor L/C Issuer or Swing

Line Lender from among the Lenders willing to accept such appointment; provided that a failure by the Company to appoint any such successor shall not affect the resignation of JPMCB or Bank of America as L/C Issuer or Swing Line Lender, as the case may be, except as provided above. If JPMCB resigns as L/C Issuer, it shall retain all the rights and obligations of the L/C Issuer with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Specified Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.04(c)). If JPMCB or Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Specified Rate Loans and/or Base Rate Loans (as applicable) or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.05(c).
     Section 11.09. Confidentiality. Each Agent and each Lender agrees to maintain the confidentiality of the Information, except that the Information may be disclosed (a) to its directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and who have agreed or are otherwise obligated to keep such Information confidential, and the applicable Agent or Lender shall be responsible for compliance by such Persons with such obligations); (b) to the extent requested by any regulatory authority having jurisdiction over the applicable Agent or Lender; (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; provided that the Agent or Lender that discloses any Information pursuant to this clause (c) shall provide the Company prompt notice of such disclosure; (d) to any other party to this Agreement; (e) subject to an agreement containing provisions substantially the same as (or no less restrictive than) those of this Section 11.09 (or as may otherwise be reasonably acceptable to each Borrower), (x) to any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement or (y) to any direct, indirect, actual or prospective counterparty (and its advisor) to any swap, derivative or securitization transaction related to its obligations under this Agreement; (f) with the written consent of the Company; (g) to the extent such Information becomes publicly available other than as a result of a breach of this Section 11.09; (h) to any state, Federal or foreign authority or examiner (including the National Association of Insurance Commissioners or any other similar organization) regulating any Lender; or (i) to any rating agency when required by it (it being understood that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Information relating to the Loan Parties received by it from such Lender). In addition, any Agent and any Lender may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to any Agent and any Lender in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments, and the Credit Extensions. For the purposes of this Section 11.09, “Information” means all information received from any Loan Party relating to any Loan Party or its business, other than any such information that is publicly available to any Agent or any Lender prior to disclosure by any Loan Party other than as a result of a breach of this Section 11.09.

     Section 11.10. Set-off. In addition to any rights and remedies of each Lender provided by Law, upon the occurrence and during the continuance of any Event of Default, after obtaining the prior written consent of the Administrative Agent, each Lender is authorized at any time and from time to time, without prior notice to any Loan Party, any such notice being waived by each Borrower (on its own behalf and on behalf of each other Loan Party) to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, but not any deposits held in a custodial, trust or other fiduciary capacity), at any time held by, and other Indebtedness at any time owing by, such Lender to or for the credit or the account of the respective Loan Parties against any and all Obligations owing to such Lender hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Each Lender agrees promptly to notify the Company and the Administrative Agent after any such set off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent and each Lender under this Section 11.10 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent and such Lender may have.
     Section 11.11. Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under any Loan Document shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to such Borrower. In determining whether the interest contracted for, charged, or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.
     Section 11.12. Counterparts. This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document. The Agents may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.
     Section 11.13. Integration. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of any Agent or any Lender in any other Loan Document shall not be deemed a conflict with this Agreement and subject, in the case of Letter of Credit Applications, to the last sentence of Section 2.04(b)(i). Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.
     Section 11.14. Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by each Agent and each Lender, regardless of any investigation made by any Agent or any Lender or on their behalf and notwithstanding that any Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.
     Section 11.15. Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     Section 11.16. Tax Forms. (a) (i) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which a Borrower is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall deliver to the Company (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Administrative Agent as will enable the Company or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.
     (ii) Without limiting the generality of the foregoing, in the event that a Borrower is resident for tax purposes in the United States, any Foreign Lender shall deliver to the Company and the Administrative Agent, on or prior to the date which is ten Business Days after the Original Closing Date (or upon accepting an assignment of an interest herein), two duly signed, properly completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Foreign Lender and entitling it to an exemption from, or reduction of, United States withholding tax on all payments to be made to such Foreign Lender by the Company or any other Loan Party pursuant to this Agreement or any other Loan Document) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Foreign Lender by the Company or any other Loan Party pursuant to this Agreement or any other Loan Document) or such other evidence reasonably satisfactory to the Company and the Administrative Agent that such Foreign

Lender is entitled to an exemption from, or reduction of, United States withholding tax, including any exemption pursuant to Section 881(c) of the Code, and in the case of a Foreign Lender claiming such an exemption under Section 881(c) of the Code, a certificate that establishes in writing to the Company and the Administrative Agent that such Foreign Lender is not (A) a “bank” as defined in Section 881(c)(3)(A) of the Code, (B) a 10-percent shareholder within the meaning of Section 871(h)(3)(B) of the Code, or (C) a controlled foreign corporation related to the Company within the meaning of Section 864(d) of the Code. Thereafter and from time to time, each such Foreign Lender shall (1) promptly submit to the Company and the Administrative Agent such additional duly and properly completed and signed copies of one or more of such forms or certificates (or such successor forms or certificates as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is reasonably satisfactory to the Company and the Administrative Agent of any available exemption from, or reduction of, United States withholding taxes in respect of all payments to be made to such Foreign Lender by the Borrowers or other Loan Party pursuant to this Agreement, or any other Loan Document, in each case, (x) on or before the date that any such form, certificate or other evidence expires or becomes obsolete, (y) after the occurrence of any event requiring a change in the most recent form, certificate or evidence previously delivered by it to the Company and the Administrative Agent and (z) from time to time thereafter if reasonably requested by the Company or the Administrative Agent, and (2) promptly notify the Company and the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.
     (iii) Each Foreign Lender, to the extent it does not act or ceases to act for its own account with respect to any portion of any sums paid or payable to such Foreign Lender under any of the Loan Documents (for example, in the case of a typical participation by such Foreign Lender), shall deliver to the Company and the Administrative Agent on the date when such Foreign Lender ceases to act for its own account with respect to any portion of any such sums paid or payable, and at such other times as may be necessary in the determination of the Company or the Administrative Agent (in either case, in the reasonable exercise of its discretion), (A) two duly signed, properly completed copies of the forms or statements required to be provided by such Foreign Lender as set forth above, to establish the portion of any such sums paid or payable with respect to which such Foreign Lender acts for its own account that is not subject to United States withholding tax, and (B) two duly signed, properly completed copies of IRS Form W-8IMY (or any successor thereto), together with any information such Foreign Lender chooses to transmit with such form, and any other certificate or statement of exemption required under the Code, to establish that such Foreign Lender is not acting for its own account with respect to a portion of any such sums payable to such Foreign Lender.
     (iv) Without limiting the obligations of the Lenders set forth above regarding delivery of certain forms and documents to establish each Lender’s status for U.S. withholding tax purposes, each Lender agrees promptly to deliver to the Administrative

Agent or the Company, as the Administrative Agent or the Company shall reasonably request, on or prior to the Original Closing Date, and in a timely fashion thereafter, such other documents and forms required by any relevant taxing authorities under the Laws of any other jurisdiction, duly executed and completed by such Lender, as are required under such Laws to confirm such Lender’s entitlement to any available exemption from, or reduction of, applicable withholding taxes in respect of all payments to be made to such Lender outside of the U.S. by the Borrowers pursuant to this Agreement or otherwise to establish such Lender’s status for withholding tax purposes in such other jurisdiction. Each Lender shall promptly (A) notify the Administrative Agent of any change in circumstances which would modify or render invalid any such claimed exemption or reduction, and (B) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws of any such jurisdiction that any Borrower make any deduction or withholding for taxes from amounts payable to such Lender. Additionally, each of the Borrowers shall promptly deliver to the Administrative Agent or any Lender, as the Administrative Agent or such Lender shall reasonably request, on or prior to the Original Closing Date, and in a timely fashion thereafter, such documents and forms required by any relevant taxing authorities under the Laws of any jurisdiction, duly executed and completed by such Borrower, as are required to be furnished by such Lender or the Administrative Agent under such Laws in connection with any payment by the Administrative Agent or any Lender of Taxes or Other Taxes, or otherwise in connection with the Loan Documents, with respect to such jurisdiction.
     (v) The Borrowers shall not be required to pay any additional amount or any indemnity payment under Section 3.01 to (A) any Foreign Lender with respect to any Taxes required to be deducted or withheld on the basis of the information, certificates or statements of exemption such Lender transmits pursuant to this Section 11.16(a), (B) any Foreign Lender if such Foreign Lender shall have failed to satisfy the foregoing provisions of this Section 11.16(a), or (C) any U.S. Lender if such U.S. Lender shall have failed to satisfy the provisions of Section 11.16(b); provided that if such Lender shall have satisfied the requirement of Section 11.16(a) or 11.16(b), as applicable, on the date such Lender became a Lender or ceased to act for its own account with respect to any payment under any of the Loan Documents, nothing in Section 11.16(a) or 11.16(b) shall relieve the Borrowers of their obligation to pay any amounts pursuant to Section 3.01 in the event that, as a result of any change in any applicable Law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender or other Person for the account of which such Lender receives any sums payable under any of the Loan Documents is not subject to withholding or is subject to withholding at a reduced rate.
     (vi) The Administrative Agent may deduct and withhold any taxes required by any Laws to be deducted and withheld from any payment under any of the Loan Documents.

     (b) Each Lender and Agent that is a “United States person” within the meaning of Section 7701(a)(30) of the Code (each, a “U.S. Lender”) shall deliver to the Administrative Agent and the Company two duly signed, properly completed copies of IRS Form W-9 on or prior to the Original Closing Date (or on or prior to the date it becomes a party to this Agreement), certifying that such U.S. Lender is entitled to an exemption from United States backup withholding tax, or any successor form. If such U.S. Lender fails to deliver such forms, then the Administrative Agent may withhold from any payment to such U.S. Lender an amount equivalent to the applicable backup withholding tax imposed by the Code and the Borrowers shall not be liable for any additional amounts with respect to such withholding.
     (c) If any Governmental Authority asserts that the Borrowers or the Administrative Agent did not properly withhold or backup withhold, as the case may be, any tax or other amount from payments made to or for the account of any Foreign Lender or U.S. Lender, such Foreign Lender or U.S. Lender shall indemnify the Borrowers and the Administrative Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Borrowers and the Administrative Agent under this Section 11.16, and costs and expenses (including Attorney Costs) of the Borrowers and the Administrative Agent. The obligation of the Foreign Lenders or U.S. Lenders, severally, under this Section 11.16 shall survive the termination of the Aggregate Commitments, repayment of all other Obligations hereunder and the resignation of the Administrative Agent.
     Section 11.17. Governing Law. (a) THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH BORROWER, EACH AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH BORROWER, EACH AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.
     Section 11.18. Waiver of Right to Trial by Jury. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY

AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 11.18 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
     Section 11.19. Binding Effect. This Agreement shall become effective when it shall have been executed by each Borrower and the Administrative Agent shall have been notified by each Lender, each Swing Line Lender and the L/C Issuer that each such Lender, Swing Line Lender and the L/C Issuer has executed it and thereafter shall be binding upon and inure to the benefit of the Borrowers, each Agent and each Lender and their respective successors and assigns, except that no Borrower shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.
     Section 11.20. No Implied Duties. The Borrowers acknowledge that (a) the sole role of the Arrangers is to syndicate the Facilities and to arrange for future amendments and other modifications hereto and (b) no Agent has any duty other than as expressly provided herein. Without limiting the generality of the foregoing, the Borrowers agree that no Arranger or Agent shall in any event be subject to any fiduciary or other implied duties. Additionally, the Borrowers acknowledge and agree that the Arrangers are not advising the Borrower as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Borrowers have consulted and will continue to consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby (including any amendments or other modifications hereto), and no Arranger or Secured Party shall have any responsibility or liability to any Borrower with respect thereto. Any review by any Arranger or Secured Party of the Borrowers, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of such Arranger or Secured Party and shall not be on behalf of any Borrower.
     Section 11.21. USA Patriot Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Borrower and each Guarantor, which information includes the name and address of such Borrower or Guarantor and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Borrower or Guarantor in accordance with the Act.
     Section 11.22. Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under applicable law).
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
By:	/s/ James W. Woodall
	Name:	James W. Woodall
	Title:	Senior Vice President and Chief Accounting Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and as a Lender
By:	/s/ Tina Ruyter
	Name:	Tina Ruyter
	Title:	Executive Director

BANK OF AMERICA, N.A., as Swing Line Lender and as a Lender
By:
Name:
Title:

NAME OF LENDER:
By:
Name:
Title:

SCHEDULE 1.01A
MANDATORY COST FORMULAE
1.	The Mandatory Cost (to the extent applicable) is an addition to the interest rate to compensate Multicurrency Revolving Credit Lenders for the cost of compliance with:
(a)	the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions); or

(b)	the requirements of the European Central Bank.
2.	On the first day of each Interest Period (or as soon as possible thereafter) the Administrative Agent shall calculate, as a percentage rate, a rate (the “Additional Cost Rate”) for each Multicurrency Revolving Credit Lender, in accordance with the paragraphs set out below. The Mandatory Cost will be calculated by the Administrative Agent as a weighted average of the Lenders’ Additional Cost Rates (weighted in proportion to the percentage participation of each Lender in the relevant Revolving Credit Loan) and will be expressed as a percentage rate per annum. The Administrative Agent will, at the request of the Company or any Multicurrency Revolving Credit Lender, deliver to the Company or such Lender as the case may be, a statement setting forth the calculation of any Mandatory Cost.

3.	The Additional Cost Rate for any Multicurrency Revolving Credit Lender lending from a Lending Office in a Participating Member State will be the percentage notified by that Lender to the Administrative Agent. This percentage will be certified by such Lender in its notice to the Administrative Agent to be its reasonable determination of the cost (expressed as a percentage of such Lender’s participation in all Revolving Credit Loans made from such Lending Office) of complying with the minimum reserve requirements of the European Central Bank in respect of Revolving Credit Loans made from that Lending Office.

4.	The Additional Cost Rate for any Multicurrency Revolving Credit Lender lending from a Lending Office in the United Kingdom will be calculated by the Administrative Agent as follows:
(a)	in relation to any Revolving Credit Loan in Sterling:

AB+C(B-D)+E x 0.01 100 — (A+C)	per cent per annum
(b)	in relation to any Revolving Credit Loan in any currency other than Sterling:

E x 0.01	per cent per annum
300
Schedule 1.01A

Where:
“A”	is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

“B”	is the percentage rate of interest (excluding the Applicable Rate, the Mandatory Cost and any interest charged on overdue amounts pursuant to the first sentence of Section 2.09(b) and, in the case of interest (other than on overdue amounts) charged at the Default Rate, without counting any increase in interest rate effected by the charging of the Default Rate) payable for the relevant Interest Period of such Loan.

“C”	is the percentage (if any) of Eligible Liabilities which that Lender is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

“D”	is the percentage rate per annum payable by the Bank of England to the Administrative Agent on interest bearing Special Deposits.

“E”	is designed to compensate Multicurrency Revolving Credit Lenders for amounts payable under the Fees Rules and is calculated by the Administrative Agent as being the average of the most recent rates of charge supplied by the Lenders to the Administrative Agent pursuant to paragraph 7 below and expressed in pounds per £1,000,000.
5.	For the purposes of this Schedule:
(a)	“Eligible Liabilities” and “Special Deposits” have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

(b)	“Fees Rules” means the rules on periodic fees contained in the FSA Supervision Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

(c)	“Fee Tariffs” means the fee tariffs specified in the Fees Rules under the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate); and

(d)	“Tariff Base” has the meaning given to it in, and will be calculated in accordance with, the Fees Rules.
Schedule 1.01A

6.	In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e. 5% will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

7.	If requested by the Administrative Agent or the Company, each Multicurrency Revolving Credit Lender with a Lending Office in the United Kingdom or a Participating Member State shall, as soon as practicable after publication by the Financial Services Authority, supply to the Administrative Agent and the Company, the rate of charge payable by such Lender to the Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by such Lender as being the average of the Fee Tariffs applicable to such Lender for that financial year) and expressed in pounds per £1,000,000 of the Tariff Base of such Lender.

8.	Each Multicurrency Revolving Credit Lender shall supply any information required by the Administrative Agent for the purpose of calculating its Additional Cost Rate. In particular, but without limitation, each Multicurrency Revolving Credit Lender shall supply the following information in writing on or prior to the date on which it becomes a Multicurrency Revolving Credit Lender:
(a)	the jurisdiction of the Lending Office out of which it is making available its participation in the relevant Loan; and

(b)	any other information that the Administrative Agent may reasonably require for such purpose.
Each Multicurrency Revolving Credit Lender shall promptly notify the Administrative Agent in writing of any change to the information provided by it pursuant to this paragraph.
9.	The percentages of each Multicurrency Revolving Credit Lender for the purpose of A and C above and the rates of charge of each Multicurrency Revolving Credit Lender for the purpose of E above shall be determined by the Administrative Agent based upon the information supplied to it pursuant to paragraphs 7 and 8 above and on the assumption that, unless a Multicurrency Revolving Credit Lender notifies the Administrative Agent to the contrary, each Multicurrency Revolving Credit Lender’s obligations in relation to cash ratio deposits and Special Deposits are the same as those of a typical bank from its jurisdiction of incorporation with a Lending Office in the same jurisdiction as its Lending Office.

10.	The Administrative Agent shall have no liability to any Person if such determination results in an Additional Cost Rate which over- or under-compensates any Multicurrency Revolving Credit Lender and shall be entitled to assume that the information provided by any Lender pursuant to paragraphs 3, 7 and 8 above is true and correct in all respects.

11.	The Administrative Agent shall distribute the additional amounts received as a result of the Mandatory Cost to the Multicurrency Revolving Credit Lenders on the basis of the
Schedule 1.01A

Additional Cost Rate for each Multicurrency Revolving Credit Lender based on the information provided by each Multicurrency Revolving Credit Lender pursuant to paragraphs 3, 7 and 8 above.
12.	Any determination by the Administrative Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost, an Additional Cost Rate or any amount payable to a Multicurrency Revolving Credit Lender shall, in the absence of manifest error, be conclusive and binding on all parties hereto.

13.	The Administrative Agent may from time to time, after consultation with the Company and the Multicurrency Revolving Credit Lenders, determine and notify to all parties any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all parties hereto.
Schedule 1.01A

Schedule 1.01B
SUBSIDIARY GUARANTORS

Jurisdiction of
Entity Name	Organization
AdminiSource Communications, Inc.	Texas
Advanced Financial Solutions, Inc.	Oklahoma
Analytic Research Technologies, Inc.	Minnesota
Asset Exchange, Inc.	Delaware
ATM Management Services, Inc. (f.k.a. ACI-Canada, Inc.)	Minnesota
Aurum Technology, LLC	Delaware
BenSoft, Incorporated	California
Card Brazil Holdings, Inc.	Georgia
Certegy Check Services, Inc.	Delaware
Certegy Payment Recovery Services, Inc.	Georgia
Chex Systems Collection Agency, Inc. (f.k.a. Chex Systems, Inc.)	Minnesota
Chex Systems, Inc. (f.k.a. Chex Newco Corporation)	Minnesota
ClearCommerce Corporation	Delaware
Delmarva Bank Data Processing Center, LLC	Delaware
Deposit Payment Protection Services, Inc. (f.k.a. Deluxe Payment Protection Systems, Inc.)	Delaware
EFD Asia, Inc. (f.k.a. eFunds Overseas, Inc.)	Minnesota
eFunds Corporation (DE)	Delaware
eFunds Global Holdings Corporation	Minnesota
eFunds IT Solutions Group, Inc.	Delaware
Endpoint Exchange LLC	Oklahoma
Fidelity Information Services International Holdings, Inc.	Delaware
Fidelity Information Services International, Ltd.	Delaware
Fidelity Information Services, Inc.	Arkansas
Fidelity International Resource Management, Inc.	Delaware
Fidelity National Asia Pacific Holdings, LLC	Georgia
Fidelity National Card Services, Inc.	Florida
Fidelity National E-Banking Services, Inc.	Georgia
Fidelity National First Bankcard Systems, Inc.	Georgia

Schedule 1.01B

Jurisdiction of
Entity Name	Organization
Fidelity National Global Card Services, Inc. (f.k.a. Certegy Global Card Services, Inc.)	Florida
Fidelity National Information Services, LLC	Delaware
Fidelity National Information Solutions, Inc.	Delaware
Fidelity National Payment Services, Inc. (f.k.a. Certegy Payment Services, Inc.)	Delaware
Fidelity National Transaction Services, Inc. (f.k.a. Certegy Transaction Services, Inc.)	Georgia
Fidelity Outsourcing Services, Inc.	Delaware
FIS Capital Leasing, Inc. (f.k.a FNF Capital Leasing, Inc.)	Delaware
FIS Capital, LLC (f.k.a. Fidelity National Capital, LLC)	California
FIS Core Processing Services, LLC	Delaware
FIS Item Processing Services, LLC	Delaware
FIS Management Services, LLC	Delaware
FIS Output Solutions, LLC	Georgia
GHR Systems, Inc.	Pennsylvania
InterCept, Inc.	Georgia
Kirchman Company LLC	Delaware
Kirchman Corporation	Wisconsin
Link2Gov Corp.	Tennessee
MBI Benefits, Inc.	Michigan
Metavante Acquisition Company II LLC	Delaware
Metavante Corporation	Wisconsin
Metavante Holdings, LLC (f.k.a. Cars Holdings, LLC)	Delaware
Metavante Operations Resources Corporation	Delaware
Metavante Payment Services AZ Corporation	Arizona
Metavante Payment Services, LLC	Delaware
Never Compromise, LLC	Delaware
NYCE Payments Network, LLC	Delaware
Payment South America Holdings, Inc.	Georgia
Penley, Inc.	Georgia
Prime Associates, Inc.	Delaware
Sanchez Computer Associates, LLC	Delaware
Sanchez Software, Ltd.	Delaware
Second Foundation, Inc.	California
TREEV LLC	Nevada
Valutec Card Solutions, LLC	Delaware

Schedule 1.01B

Jurisdiction of
Entity Name	Organization
VECTORsgi, Inc.	Delaware
Vicor, Inc.	Nevada
WCS Administrative Services, Inc.	Florida
WildCard Systems, Inc.	Florida

Schedule 1.01B

Schedule 2.01
COMMITMENTS
Commitments And Term Loans1
(ALL FIGURES IN U.S. DOLLARS)

Class	Per Lender	Aggregate
Term A-1 Commitment	[On file with Administrative Agent]*	$396,759,748.35
Term A-2 Commitment	[On file with Administrative Agent]	$1,440,740,251.65
2012 US Dollar Revolving Credit Commitment	[On file with Administrative Agent]*	$29,895,000.00
2014 US Dollar Revolving Credit Commitment	[On file with Administrative Agent]	$135,105,000.00
2012 Multicurrency Revolving Credit Commitment	[On file with Administrative Agent]*	$82,365,783.00
2014 Multicurrency Revolving Credit Commitment	[On file with Administrative Agent]	$645,134,217.00
LCPI Loans	[On file with Administrative Agent]	$1,877,551.02

[1]	As of the Additional Commitments Effective Date, after giving effect to the additional Commitments set forth herein.

*	Excluding existing Lenders that did not submit a signature page to the Amendment and Restatement Agreement, whose Loans and Commitments were automatically deemed Term A-1 Loans, 2012 US Dollar Revolving Credit Commitments or 2012 Multicurrency Revolving Credit Commitments.

Schedule 2.01

Schedule 5.06
LITIGATION
None.

Schedule 5.06

Schedule 5.11
SUBSIDIARIES
See attached.

Schedule 5.11

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unless otherwise noted, all ownership is 100%.

Schedule 7.01
EXISTING LIENS
(Legacy FIS)
1.	Liens in connection with equipment leased pursuant to the Master Lease Agreement dated September 26, 2001 between Fidelity National Information Services, Inc. and GATX Technology Services Corporation.

2.	Liens in connection with equipment leased by eFunds Corporation from General Electric Capital Corporation.

3.	Liens in connection with equipment leased by Fidelity National Information Services, Inc. from General Electric Capital Corporation.

4.	Liens in connection with equipment leased by Fidelity National Information Services, Inc. from LaSalle Systems Leasing, Inc.

5.	Liens in connection with equipment leased by Fidelity National Information Services, Inc. from CSI Leasing, Inc.

6.	Liens in connection with equipment leased by Fidelity National Information Services, Inc. from EMC Corporation.

7.	Liens in connection with equipment leased by Fidelity National Information Services, Inc. from CIT Technology Financing Services, Inc.

8.	Liens in connection with equipment leased by Fidelity National Information Services, Inc. from IBM Credit LLC.

9.	Liens in connection with vendor purchase money lines of credit for equipment purchased by Fidelity National Information Services, Inc. from Pitney Bowes, Inc.

10.	Liens in connection with vendor purchase money lines of credit (including but not limited to the purchase money line of credit with IBM for the purchase of equipment and related property, pursuant to the Agreement for Wholesale Financing (Credit Agreement), dated December 13, 1999, between Fidelity Information Services, Inc. and IBM Credit LLC (as amended by an Amendment dated August 27, 2003)).

11.	Security interest between Fidelity National Information Solutions, Inc. (f.k.a. Vista Information Solutions, Inc.) and Sirrom Capital Corporation recorded with the U.S. Trademark Office on June 3, 1996 under Reel/Frame 1471/0212.
Schedule 7.01

12.	Security interest between Fidelity National Information Solutions, Inc. (f.k.a. Vista Information Solutions, Inc.) and Moore Corporation Limited recorded with the USPTO on January 27, 2000 under Reel/Frame 2027/0599.

13.	Fidelity National Information Solutions, Inc. (f.k.a. Vista Information Solutions, Inc.) is one of several parties (including Vista DMS, Inc., Vista Environmental Information, Inc., E/Risk Information Services, Geosure, Inc., Geosure L.P., NRC Insurance Services, Inc., NRC Acquisition, LLC, Ensite Corporation of Denver, Ecosearch Acquisition, Inc. & Ecosearch Environmental Resources, Inc.) named in a security agreement with Moore North America, Inc. and Moore Corporation Ltd. signed on December 17, 1999.

14.	Aurum Technology, LLC (f.k.a. Aurum Technology, Inc.) is party to a security agreement with Fleet National Bank (Boston) for Copyright Registration Nos. TXu 302-455 and TXu 506-509. It appears that these registrations may have been acquired by NewTrend, L.P., however, no assignment was recorded with the Copyright Office.

15.	Liens in connection with equipment leased by Certegy Check Services, Inc. from IBM Credit Corporation.

16.	Liens in connection with equipment leased pursuant to the Master Equipment Lease Agreement dated May 6, 2003 between Certegy Check Services, Inc. and Relational, LLC f/k/a Relational Funding Corporation, as assigned to IBM Credit LLC and Banc of America Leasing & Capital, LLC.

17.	Liens in connection with accounts purchased pursuant to the Account Purchase Agreement dated April 16, 2004 between Certegy Check Services, Inc. and Cavalry SPV I, LLC.

18.	Liens in connection with accounts purchased pursuant to the Account Purchase Agreement dated July 17, 2003 between Certegy Check Services, Inc. and Arrow Financial Services LLC, as assigned to AFS Receivables Master Trust 1999.

19.	Liens in connection with accounts purchased pursuant to the Account Purchase Agreement dated April 16, 2004 between Certegy Check Services, Inc. and Cavalry SPV I, LLC.

20.	Liens in connection with equipment leased by Certegy Check Services, Inc. from Fortuna Service Company, LLC.

21.	Liens in connection with equipment leased by Fidelity National Information Services, Inc. from Fortuna Service Company, LLC.
Schedule 7.01

22.	Liens in connection with equipment leased by Certegy Payment Recovery Services, Inc. from IBM Credit LLC.

23.	Liens in connection with equipment leased by Fidelity National Card Services, Inc. from Bell & Howell Financing Services Company.

24.	Liens in connection with equipment leased by Fidelity National Card Services, Inc. from Oce Financial Services, Inc. and Oce North American, Inc.

25.	Liens in connection with equipment leased by Fidelity National Card Services, Inc. from Alfa Financial Corporation dba OFC Capital.

26.	Liens in connection with equipment leased pursuant to the Master Lease Agreement between Fidelity National Payment Services, Inc. and Hewlett-Packard Financial Services, Inc.

27.	Liens granted in connection with Lease Agreement (Florida Property) dated December 30, 1999 between SunTrust Bank, Atlanta, as Lessor, and Equifax, Inc. (predecessor in interest to the Company), as Lessee, and all related documents, as further set forth in Schedule 7.03.

28.	Liens granted in connection with equipment leased pursuant to Master Lease and Financing Agreement between Compaq Financial Services Corporation and eFunds Corporation dated as of February 2, 2001.

29.	Liens granted in connection with equipment leased pursuant to Lease Intended as Security between Banc of America Leasing & Capital LLC and WildCard Systems, Inc. dated as of August 24, 2004.

30.	Liens granted in connection with equipment leased pursuant to Second Amended and Restated Loan and Security Agreement between Heller Financial Leasing, Inc. and WildCard Systems, Inc. dated as of July 1, 2005.

31.	Liens granted in connection with equipment leased pursuant to Oracle License and Services Agreement (OLSAv080703-7224-30-Sep-03) and Ordering Document between Oracle USA, Inc. and eFunds Corporation dated as of August 18, 2005.

32.	Liens in connection with equipment leased by ClearCommerce Corporation from CitiCapital Technology Finance, Inc.

33.	Liens granted in connection with the Capital Leases listed on Schedule 7.03.

34.	Liens granted pursuant to that certain Receivables Purchase Agreement dated October 1, 2009 among FIS Receivables SPV, LLC, Fidelity National Information Services, Inc., each of the Receivables Administrators (as defined
Schedule 7.01

therein) party thereto, each of the Purchasers (as defined therein) party thereto and JPMorgan Chase Bank, N.A., as agent, and that certain Receivables Sale Agreement dated October 1, 2009 among Fidelity National Information Services, Inc., each of the Originators (as defined therein) party thereto and the FIS Receivables SPV, LLC.
35.	Liens identified on attached charts entitled Summary of Lien Search Results.
(Legacy MV)
1.	Liens of public record filed against: Metavante Investments (Mauritius) Limited; Metavante Canada Corporation; Everlink Payment Services, Inc.; GHR Systems Canada, Inc.; Metavante Limited; and Metavante Technologies Limited.
Schedule 7.01

SUMMARY OF LIEN SEARCH RESULTS

Fidelity National Information Services, Inc.

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Georgia — Central Index	Banc of America Leasing & Capital, LLC	06706001573	02/15/06	Leased aircraft

Georgia — Central Index	Banc of America Leasing & Capital, LLC	06706001574	02/15/06	Leased aircraft	Amendment filed 11/30/06, file number 06706012097, deleting as co debtor Fidelity National Financial, Inc. Amendment #006836 filed number 006836 to change name/address to debtor

Georgia — Central Index	Bank of America, N.A.	06706001575	02/15/06	Leased aircraft

Georgia — Central Index	CIT Technology Financing Services, Inc.	00706015323	08/25/06	Leased equipment

Georgia — Central index	CIT Technology Financing Services, Inc.	00706017369	09/26/06	Leased equipment

Georgia — Central Index	FNF Capital, LLC	06706010713	10/20/06	Leased equipment	Assignment filed 11/08/06 file number 06706011368 to Fifth Third Bank

Georgia — Central Index	FNF Capital, LLC	06706010730	10/20/06	Leased equipment	Assignment filed 11/08/06 file number 06706011367 to Fifth Third Bank

Georgia — Central Index	FNF Capital, LLC	06006013233	10/26/06	Leased equipment	Assignment filed 1/24/07 file number 060200701108 to RBS Asset Finance, Inc.

Georgia — Central Index	FNF Capital, LLC	06006013235	10/27/06	Leased equipment	Assignment #060200701996 filed 02/12/2007 to US Bancorp Equipment Finance, Inc.; Assignment #060200701993 filed 02/12/2007 to US Bancorp Equipment Finance, Inc. Partial Assignment #060200310701 filed 10/28/2008 to CTI Technology Financing Services, Inc.

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Georgia — Central Index	FNF Capital, LLC	06006013237	10/27/06	Leased equipment	Amendment #060200811964 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	FNF Capital, LLC	06706011916	11/22/06	Leased equipment	Assignment #012833 filed 12/18/2006 to Fifth Third Bank

Georgia — Central Index	FNF Capital, LLC	06006014480	11/28/06	Leased equipment	Amendment #060300811963 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	FNF Capital, LLC	06006014987	12/11/06	Leased equipment	Assignment filed 3/05/07, file number 060200702782, to Bank of the West

Georgia — Central Index	FNF Capital, LLC	06006014988	12/11/06	Leased equipment	Assignment filed 3/05/07, file number 060200702781, to Bank of the West

Georgia — Central Index	FNF Capital, LLC	060200615665	12/27/06	Leased equipment	Amendment #060200811959 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	Bank of the West – Equipment Leasing	007-2007-297	01/04/07	Leased equipment

Georgia — Central Index	Bank of the West – Equipment Leasing	007-2007-298	01/04/07	Leased equipment

Georgia — Central Index	Bank of the West – Equipment Leasing	007-2007-303	01/04/07	Leased equipment

Georgia — Central Index	RBS Asset Finance, Inc.	007-2007-655	01/10/07	Leased equipment

Georgia — Central Index	RBS Asset Finance, Inc.	007-2007-891	01/16/07	Leased equipment

Georgia — Central Index	FNF Capital, LLC	060200702322	02/21/07	Leased equipment	Amendment #060200811956 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court Fulton County, GA	US Bancorp	060200702405	02/23/2007	Copier lease

Georgia — Central Index	Fifth Third Bank	67-2007-03380	03/22/07	Leased equipment

Georgia — Central Index	Fifth Third Bank	67-2007-03564	03/27/07	Leased equipment

2

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Georgia — Central Index	Fifth Third Bank	67-2007-03565	03/27/07	Leased equipment

Georgia — Central Index	Fifth Third Bank	67-2007-03584	03/27/07	Leased equipment

Georgia — Central Index	Fifth Third Bank	67-2007-03585	03/27/07	Leased equipment

Georgia — Central Index	Fifth Third Bank	67-2007-03587	03/27/07	Leased equipment

Clerk of Superior Court Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602007-04411	04/10/2007	Leased equipment	Amendment #060200811944 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	Fidelity National Capital, LLC	0602007-05141	04/27/07	Leased equipment	Amendment #060200811940 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	Fidelity National Capital, LLC	0602007-06069	05/18/07	Leased equipment	Amendment #060200811938 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	Fidelity National Capital, LLC	007-2007-13289	07/03/07	Leased equipment	Amendment #0072008025714 filed 12/11/2008 to change name/address of secured party: Amendment #0072008025757. filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	Fidelity National Capital, LLC	007-2007-13523	07/06/07	Leased equipment	Amendment #0072008025755 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	Fidelity National Capital, LLC	007-2007-13526	07/06/07	Leased equipment	Assignment #007-200720899 filed 10/15/2007 to US Bancorp Equipment Finance, Inc.; Amendment #0072008025723 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	Fidelity National Capital, LLC	007-2007-13844	07/11/07	Leased equipment	Amendment #0072008025725 filed 12/11/2008 to change name/address of secured party

3

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Georgia — Central Index	Fidelity National Capital, LLC	007-2007-14025	07/13/07	Leased equipment	Amendment #0072008025726 filed 12/11/2008 to change name/address of secured party, Amendment #0072008025753 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	DDI Leasing, Inc.	007-2007-14197	07/17/07	Leased equipment

Georgia — Central Index	Fidelity National Capital, LLC	007-2007-14515	07/20/07	Leased equipment	Amendment filed 08/09/07 file number 007-2007-16181, changing debtor’s name to Fidelity National Information Services, Inc.; Amendment #0072008025764 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	Fidelity National Capital, LLC	007-2007-14517	07/20/07	Leased equipment	Amendment filed 08/09/07 file number 007-2007-16180, changing debtor’s name to Fidelity National Information Services, Inc.; Amendment #0072008025721 filed 12/11/2008 to change name/address of secured party. Amendment #0072008025763 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	Fidelity National Capital, LLC	007-2007-14518	07/20/07	Leased equipment	Amendment #0072008025731 filed 12/11/2008 to change name/address of secured party. Amendment #0072008025762 filed 12/11/2008 to change name/address of secured party

4

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Georgia — Central Index	Fidelity National Capital, LLC	007-2007- 14519	07/20/07	Leased equipment	Amendment #0072008025719 filed 12/11/2008 to change name/address of secured party. Amendment #0072008025761 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	Fidelity National Capital, LLC	007-2007-14520	07/20/07	Leased equipment	Amendment #0072008025720 filed 12/11/2008 to change name/address of secured party. Amendment #0072008025760 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	Fidelity National Capital, LLC	0602007- 10360	08/24/07	Leased equipment	Amendment #007200812016 filed 12/11/2008 to change name/address of secured party. Amendment #007200120573 filed 12/11/2008 to change name/address of secured party

Georgia — Central Index	Fidelity National Capital, LLC	0602007-10361	08/24/07	Leased equipment	Amendment #007200812015 filed 12/11/2008 to change name/address of secured party. Amendment #007200812058 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602007-12945	10/26/2007	Leased equipment	Amendment #0602008-12013 filed 12/11/2008 to change name/address of secured party. Amendment #060200812055 filed 12/11/2008 to change name/address of secured party

5

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Clerk of Superior Court, Fulton County, GA - UCC Lien	Fidelity National Capital, LLC	0602007-13218	11/02/2007	Leased equipment	Amendment #0602008-12036 filed 12/11/2008 to change name/address of secured party; Amendment #0602008-12053 filed 12/11/2008 to change name/address of secured party: Assignment #0602009-07350 filed 09/03/2009 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA - UCC Lien	Fidelity National Capital, LLC	0602007-22725	11/08/2007	Leased equipment	Assignment #0602008-927 filed 1/15/2008 to Fifth Third Bank: Amendment #0602008-025717 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA - UCC Lien	Fidelity National Capital, LLC	0602007-14145	11/27/2007	Leased equipment	Assignment #0602008-05504 filed 5/27/2008 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA - UCC Lien	Fidelity National Capital, LLC	0602007-14147	11/27/2007	Leased equipment	Amendment #0602008-12008 filed 12/11/2008 to change name/address of secured party: Amendment #0602008-12045 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA - UCC Lien	Fidelity National Capital, LLC	0602007-14148	11/27/2007	Leased equipment	Amendment #0602008-12005 filed 12/11/2008 to change name/address of secured party: Amendment #0602008-12046 filed 12/11/2008 to change name/address of secured party

6

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602007-14149	11/27/2007	Leased equipment	Amendment #0602008-12004 filed 12/11/2008 to change name/address of secured party: Amendment #0602008-12047 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602007-14238	11/29/2007	Leased equipment	Assignment #0602008-00193 filed 01/07/2008 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-00360	01/09/2008	Leased equipment	Assignment #0602008-03036 filed 03/18/2008 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-02218	02/28/2008	Leased equipment	Assignment #0602008-03027 filed 03/18/2008 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-02217	02/28/2008	Leased equipment	Assignment #0602008-03035 filed 03/18/2008 to Fifth Third Bank

Superior Court Barrow County, GA — UCC Lien	DDI Leasing, Inc.	007-2008-6091	03/24/2008	Software and other equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-03477	03/31/2008	Leased equipment	Amendment #0602008-12079 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-04302	04/22/2008	Leased equipment	Assignment #0602008-04630 filed 05/01/2008 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-04693	05/02/2008	Leased equipment	Assignment #0602008-5225 filed 03/20/2008 to M & I Equipment Finance Company

Amendment #0602008-12077 filed 12/11/2008 to change name/address of secured party

7

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-05064	05/14/2008	Leased equipment	Amendment #0602008-11997 filed 12/11/2008 to change name/address of secured party: Amendment #060200812075 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-06386	06/19/2008	Leased equipment	Amendment #060200811991 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-05503	05/27/2008	Leased equipment	Assignment #0602008-05829 filed 06/01/2008 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-06746	06/27/2008	Leased equipment	Amendment #0602008-12034 filed 12/11/2008 to change name/address of secured party: Amendment #060200812070 filed 12/11/2008 to change name/address of secured party: Assignment #060200812381 filed 12/22/2008 to Associated Bank, N.A.

Delaware Department of State — UCC Liens	Banc of America Leasing & Capital, LLC	20082254520	07/01/2008	Aircraft pursuant to Aircraft Lease Agreement filed solely for precautionary purposes

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-07156	07/11/2008	Leased equipment	Amendment #060200811991 filed 12/11/2008 to change name/address of secured party: Amendment #060200812034 filed 12/11/2008 to change name/address of secured party

8

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-07158	07/11/2008	Leased equipment	Assignment #0602008-97793 filed 07/28/2008 to M&I Equipment Finance Company Amendment #0602008-11992 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-07611	07/23/2008	Leased equipment	Assignment #0602008-08241 filed 08/11/2008 to M&I Equipment Finance Company Amendment #0602008-11989 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-07767	07/28/2008	Leased equipment	Assignment #0602008-08111 filed 08/07/2008 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-07848	07/30/2008	Leased equipment	Amendment #0602008-11988 filed 12/11/2008 to change name/address of secured party: Amendment #0602008-12032 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-08000	08/04/2008	Leased equipment	Amendment #0602008-11987 filed 12/11/2008 to change name/address of secured party: Amendment #0602008-12031 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-08432	08/18/2008	Leased equipment	Amendment #0602008-11986 filed 12/11/2008 to change name/address of secured party: Amendment #0602008-12030 filed 12/11/2008 to change name/address of secured party

9

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-09068	09/05/2008	Leased equipment	Assignment #0602008-09365 filed 09/15/2008 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-09069	09/05/2008	Leased equipment	Assignment #0602008-09364 filed 09/15/2008 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-09081	09/05/2008	Leased equipment	Amendment #0602008-11984 filed 12/11/2008 to change name/address of secured party: Amendment #0602008-12028 filed 12/11/2008 to change name/address of secured party: Assignment #0602008-12383 filed 12/22/2008 to Associated Bank, N.A.

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-09112	09/08/2008	Leased equipment	Amendment #0602008-11983 filed 12/11/2008 to change name/address of secured party: Amendment #0602008-12027 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	OFC Capital Corporation	0602008-09492	09/18/2008	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-09550	09/22/2008	Leased equipment	Amendment #0602008-11982 filed 12/11/2008 to change name/address of secured party: Amendment #0602008-12026 filed 12/11/2008 to change name/address of secured party: Assignment #0602008-12382 filed 12/22/2008 to Associated Bank, N.A.

10

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-09650	09/23/2008	Leased equipment	Amendment #0602008-11981 filed 12/11/2008 to change name/address of secured party. Amendment #0602008-12025 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-09792	09/26/2008	Leased equipment	Assignment #0602008-10111 filed 10/08/2008 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-09793	09/26/2008	Leased equipment	Amendment #0602008-11980 filed 12/11/2008 to change name/address of secured party. Amendment #0602008-12024 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-09918	10/01/2008	Leased equipment	Amendment #0602008-11976 filed 12/11/2008 to change name/address of secured party. Amendment #0602008-12021 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-10074	10/07/2008	Leased equipment	Amendment #0602008-11977 filed 12/11/2008 to change name/address of secured party. Amendment #0602008-12020 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-10130	10/09/2008	Leased equipment	Amendment #0602008-11974 filed 12/11/2008 to change name/address of secured party. Amendment #0602008-12019 filed 12/11/2008 to change name/address of secured party

11

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-10131	10/09/2008	Leased equipment	Amendment #0602008-11975 filed 12/11/2008 to change name/address of secured party: Amendment #0602008-12018 filed 12/11/2008 to change name/address of secured party

Barrow County, GA — UCC Lien	Banc of America Leasing & Capital, LLC	007200822110	10/14/2008	Equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-10582	10/23/2008	Leased equipment	Amendment #0602008-11973 filed 12/11/2008 to change name/address of secured party, Amendment #0602008-12017 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-11406	11/21/2008	Leased equipment	Amendment #0602008-11972 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-11406	11/21/2008	Leased equipment	Amendment #0602008-11971 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-11408	11/21/2008	Leased equipment	Amendment #0602008-11968 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-11409	11/21/2008	Leased equipment	Amendment #0602008-11969 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-11410	11/21/2008	Leased equipment	Amendment #0602008-11970 filed 12/11/2008 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-12116	12/12/2008	Leased equipment	Assignment #0602009-03255 filed 04/17/2009 to SG Equipment Finance USA Corp.

12

		FILE		SUMMARY COLLATERAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	ADDITIONAL FILINGS
Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-12117	12/12/2008	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-12118	12/12/2008	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-12119	12/12/2008	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-12240	12/17/2008	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602008-12582	12/30/2008	Leased equipment	Assignment #0602009-06779 filed 08/17/2009 to SG Equipment Finance USA Corp

Clerk of Superior Court, Fulton County, GA — UCC Lien	BB&T Equipment Finance Corporation	0602000-00312	01/12/2009	Leased aircraft filed for informational purposes only

Clerk of Superior Court, Fulton County, GA — UCC Lien	The Fifth Third Leasing Company	0072009001015	01/16/2009	Leased aircraft filed for informational purposes only	Amendment #0072009001657 filed 01/29/2009 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-00857	01/29/2009	Leased equipment	Assignment #0602009-06783 filed 08/17/2009 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-00858	01/29/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-02063	03/09/2009	Leased equipment	Amendment #0602009-03750 filed 05/05/2009 to change name/address of secured party

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-02047	03/09/2009	Leased equipment	Assignment #0602009-06780 filed 08/17/2009 to Fifth Third Bank

13

		FILE		SUMMARY COLLATERAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	ADDITIONAL FILINGS
Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-02048	03/09/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-02049	03/09/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-02061	03/09/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-02062	03/09/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-03491	04/24/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-03492	04/24/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-03493	04/24/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-03742	05/05/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-04800	06/09/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-04801	06/09/2009	Leased equipment	Assignment #0602009-06784 filed 08/17/2009 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-04802	06/09/2009	Leased equipment	Assignment #0602009-06783 filed 08/17/2009 to Fifth Third Bank

14

		FILE		SUMMARY COLLATERAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	ADDITIONAL FILINGS
Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, Inc.	0602009-04895	06/12/2009	Leased equipment	Assignment #0602009-05294 filed 06/26/2009 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fortuna Service Company, LLC	0602009-04896	06/12/2009	Leased equipment	Assignment #0602009-05283 filed 06/26/2009 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fortuna Service Company, LLC	0602009-04897	06/12/2009	Leased equipment	Assignment #0602009-05288 filed 06/26/2009 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fortuna Service Company, LLC	0602009-04898	06/12/2009	Leased equipment	Assignment #0602009-05289 filed 06/26/2009 to Fifth Third Bank

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-05727	07/10/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-05729	07/10/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-05730	07/10/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-05731	07/10/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-05732	07/10/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-05733	07/10/2009	Leased equipment

Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-05735	07/10/2009	Leased equipment

15

		FILE		SUMMARY COLLATERAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	ADDITIONAL FILINGS
Clerk of Superior Court, Fulton County, GA — UCC Lien	Fidelity National Capital, LLC	0602009-06013	07/20/2009	Leased equipment

Clerk of Superior Court, Barrow County, GA — UCC Lien	LaSalle Systems Leasing, Inc.	0072009016573	09/10/2009	Leased equipment

16

Aurum Technology LLC

		FILE		SUMMARY COLLATERAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	ADDITIONAL FILINGS
Delaware Secretary of State — UCC Liens	Softech/Bankers Division of EAB Leasing Corp.	22072696	08/12/02	General intangibles and property	Continuation #20071352235 filed 04/11/2007 for Softech/Bankers Division of EAB Leasing Corp.

Delaware Secretary of State — UCC Liens	Softech/Bankers Division of EAB Leasing Corp.	22079576	08/13/02	Leased goods	Continuation #20071352219 filed 04/11/2007 for Softech/Bankers Division of EAB Leasing Corp.

Delaware Secretary of State — UCC Liens	Dynamic Funding Inc. De Lage Landen Financial Services, Inc.	32634312	10/09/03	Leased equipment

Delaware Secretary of State — UCC Liens	Merrill Lynch Capital	32830787	10/28/03	Leased equipment

Delaware Secretary of State — UCC Liens	Merrill Lynch Capital	33333849	12/17/03	Leased property	Amendment #40074619 filed 01/12/04 to change name/address of secured party:
Amendment #40083693 filed 01/12/04 to add collateral:
					Amendment #40103632 filed 01/14/04 to add collateral and Amendment #41269333 filed 04/23/04 to change name/address of secured party

Delaware Secretary of State — UCC Liens	Merrill Lynch Capital	33373589	12/19/03	Leased property	Amendment #40141137 filed 01/16/04 to add collateral and Amendment #40141152 filed 01/16/04 to change name/address of secured party

Delaware Secretary of State — UCC Liens	IOS Capital	40532608	02/17/04	Leased equipment

17

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Delaware Secretary of State — UCC Liens	Key Equipment Finance Inc. (f/k/a Leasetec Corporation)	51866319	06/17/05	Continuation filing	Amendment #51866359 filed 06/17/05 to change name/address of debtor and Amendment #51866392 filed 06/17/05 to change the name/address of secured party to

18

Certegy Check Services, Inc.

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Delaware Secretary of State — UCC Liens	Relational Funding Corporation	32347790	09/11/03	Leased property	Partial Release # 43587005 filed on 12/14/04 assigning to Banc of America Leasing & Capital, LLC; Partial Release # 51620815 filed on 05/19/05 assigning to IBM Credit LLC , Assignment # 53734663 filed on 11/28/05 assigning to IBM Credit LLC, Assignment #61861863 filed on 05/30/06 assigning to Banc of America Leasing & Capital, LLC, Continuation # 20082969002 filed on 09/02/2008 by Relational Funding Corporation:
					Partial Assignment # 20091230041 filed on 04/13/2009 assigning to MB Financial Bank, N.A Partial Assignment # 20091233466 filed on 04/13/2009 assigning to Park National Bank.

Delaware Secretary of State — UCC Liens	Cavalry SPV I, LLC	40968364	04/06/04	Accounts purchased pursuant to Account Purchase Agreement

Delaware Secretary of State — UCC Liens	Arrow Financial Services LLC	50787789	03/11/05	Accounts purchased pursuant to Account Purchase Agreement

Delaware Secretary of State — UCC Liens	FNF Capital, LLC	53692481	11/22/05	Leased computer equipment	Assignment #54021292 filed on 12/27/05 to Banc of America Leasing & Capital LLC

Delaware Secretary of State — UCC Liens	FNF Capital, LLC	53692507	11/22/05	Leased computer equipment

Delaware Secretary of State — UCC Liens	Cavalry Investments, LLC	60236695	01/20/06	Accounts purchased pursuant to Account Purchase Agreement

19

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Delaware Secretary of State — UCC Liens	FNF Capital, LLC	61986181	06/12/06	Leased equipment	Amendment #62010643 filed on 06/13/06 changing name at FNF Capital to Fidelity National Information Services Assignment #62094902 filed on 06/14/06 assigning to Bank of America Leasing & Capital LLC.

Delaware Secretary of State — UCC Liens	Cavalry Investments, LLC	62292902	07/03/06	Accounts purchased pursuant to Account Purchase Agreement

Delaware Secretary of State — UCC Liens	FNF Capital, LLC	64073573	11/03/06	Leased computer equipment

Delaware Secretary of State — UCC Liens	FNF Capital, LLC	20070015643	12/26/06	Leased computer equipment	Amendment #20071177889 filed 03/26/07 amending secured party’s name to Fidelity National Capital LLC.

Delaware Secretary of State — UCC Liens	FNF Capital, LLC	20070015734	12/26/06	Leased computer equipment	Partial Assignment #20071137040 filed 03/20/07 at U.S. Bancorp Equipment Finance, Inc. Amendment #20071177970 filed 03/26/07 amending secured party’s name to Fidelity National Capital LLC.

Delaware Secretary of State — UCC Liens	FNF Capital, LLC	20070445733	02/01/2007	Leased computer equipment	Assignment #20071600112 filed 04/25/2008 to Fifth Third Bank

Delaware Secretary of State — UCC Liens	FNF Capital, LLC	20070702042	02/21/2007	Leased computer equipment

Delaware Secretary of State — UCC Liens	FNF Capital, LLC	20070753409	02/26/2007	Leased computer equipment	Assignment #20071375731 filed 04/05/2007 to Fifth Third Bank

Delaware Secretary of State — UCC Liens	Fidelity National Capital	20070884709	03/05/2007	Leased computer equipment	Assignment #20071004638 filed 03/16/2007 to US Bancorp Equipment Finance Inc.

20

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS

Delaware Secretary of State — UCC Liens	Fidelity National Capital	20071315026	04/03/2007	Leased computer equipment

Delaware Secretary of State — UCC Liens	Fidelity National Capital, LLC	20071857589	05/14/2007	Leased computer equipment	Assignment #20072593506 filed 06/22/2007 to Fifth Third Bank

Delaware Secretary of State — UCC Liens	Fidelity National Capital, LLC	20071857597	05/14/2007	Leased computer equipment	Assignment #20072594645 filed 06/22/2007 to Fifth Third Bank

Delaware Secretary of State — UCC Liens	Fidelity National Capital, LLC	20071857696	05/14/2007	Leased computer equipment	Assignment #20072594751 filed 06/22/2007 to Fifth Third Bank

Delaware Secretary of State — UCC Liens	Fidelity National Capital, LLC	20073033551	07/18/2007	Leased computer equipment

Delaware Secretary of State — UCC Liens	Fidelity National Capital, LLC	20073123634	08/16/2007	Leased computer equipment	Assignment #20073522991 filed 08/21/2007 to Fifth Third Bank Assignment #20074062120 filed 10/09/2007 to Fifth Third Bank

Delaware Secretary of State — UCC Liens	Fidelity National Capital, LLC	20073156170	08/20/2007	Leased computer equipment	Assignment #20073523890 filed 08/21/2007 to Fifth Third Bank

Delaware Secretary of State — UCC Liens	Fidelity National Capital, LLC	20082464194	07/17/2008	Leased computer equipment

Delaware Secretary of State — UCC Liens	Fidelity National Capital, LLC	20082464921	07/17/2008	Leased computer equipment

21

Certegy Payment Recovery Services, Inc.

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Georgia Cooperative — Barrow County — UCC Liens	IBM Credit LLC	007-2004-016908	12/09/2004	Leased computer equipment

22

eFunds Corporation

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Delaware Secretary of State— UCC Liens	Computer Sales International, Inc.	40321457	01/14/2004	Leased equipment

Delaware Secretary of State— UCC Liens	Hewlett-Packard Financial Services Company	42487116	09/02/2004	Leased equipment

Delaware Secretary of State— UCC Liens	Computer Sales International, Inc.	50150400	01/13/2005	Lease filed as a precautionary filing

Delaware Secretary of State— UCC Liens	IBM Credit LLC	50365362	02/02/2005	Lease filed as a precautionary filing

Delaware Secretary of State— UCC Liens	Computer Sales International, Inc.	50651720	02/17/2005	Lease filed as a precautionary filing

Delaware Secretary of State— UCC Liens	Computer Sales International, Inc.	51326025	04/29/2005	Lease filed as a precautionary filing	Amendment #53123362 filed 10/10/2005 to change name address of secured party, Amendment #53367415 filed 10/24/2005 to restate collateral: Assignment #53367456 filed 10/24/2005 to First Bank of Highland Park. Assignment #20083023015 filed 09/08/2008 to CSI Leasing, Inc.

Delaware Secretary of State— UCC Liens	IBM Credit LLC	51345405	05/02/2005	Lease filed as a precautionary filing

Delaware Secretary of State— UCC Liens	IBM Credit LLC	52719517	09/01/2005	Lease filed as a precautionary filing

Delaware Secretary of State— UCC Liens	IBM Credit LLC	60379180	02/01/2006	Lease filed as a precautionary filing

Delaware Secretary of State— UCC Liens	General Electric Capital Corporation	63767381	10/13/2006	Lease filed as a precautionary filing

Delaware Secretary of State— UCC Liens	General Electric Capital Corporation	64045720	11/01/2006	Lease filed as a precautionary filing

Delaware Secretary of State— UCC Liens	IBM Credit LLC	64241642	12/06/2006	IBM Equipment, filed as a precautionary filing

23

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Delaware Secretary of State— UCC Liens	IBM Credit LLC	20070975913	03/08/2007	IBM Equipment, filed as a precautionary filing

Delaware Secretary of State— UCC Liens	GFC Leasing, A Division of Gordon Flesch Co., Inc.	20071292795	04/06/2007	Leased computer equipment

Delaware Secretary of State— UCC Liens	GFC Leasing, A Division of Gordon Flesch Co., Inc.	20071983427	05/25/2007	Leased computer equipment

Delaware Secretary of State— UCC Liens	GFC Leasing	20072056355	06/01/2007	Leased computer equipment

Delaware Secretary of State— UCC Liens	GFC Leasing	20072452869	06/28/2007	Leased computer equipment

Delaware Secretary of State— UCC Liens	CSI Leasing, Inc.	20072844198	07/27/2007	Lease filed as a precautionary filing

Delaware Secretary of State— UCC Liens	CSI Leasing, Inc.	20082189551	06/26/2008	Lease filed as a precautionary filing

24

Fidelity Information Services, Inc.

		FILE	FILING	SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	DATE	DESCRIPTION	FILINGS
Arkansas Secretary of State — UCC Liens	Fleet Capital Corporation, successor by merger to BancBoston Leasing, Inc.	00-01222876	01/03/2000	Leased equipment	Amendment #03-12493136 filed 04/07/2003 changing Secured Party name:
					Amendment #03-12518147 filed 06/16/2003 changing Debtor name:
					Continuation #04-12640225 filed 07/16/2004

Arkansas Secretary of State — UCC Liens	Minolta Business Solutions	04-1255916609	10/24/2003	Leased equipment filed for notification purposes only

Arkansas Secretary of State — UCC Liens	IBM Credit LLC	04-1257383942	12/18/2003	Computer equipment and related software for precautionary filing

Arkansas Secretary of State — UCC Liens	IBM Credit LLC	04-1257671841	12/31/2003	Computer equipment and related software for precautionary filing

Arkansas Secretary of State — UCC Liens	IBM Credit LLC	04-1258900150	02/11/2004	Computer equipment and related software for precautionary filing

Arkansas Secretary of State — UCC Liens	IBM Credit LLC	04-1260763069	04/07/2004	Computer equipment and related software for precautionary filing

Arkansas Secretary of State — UCC Liens	Unisys Corporation	05-1266916319	10/22/2004	Computer equipment and related items

Arkansas Secretary of State — UCC Liens	IBM Credit LLC	06-1270528809	02/28/2005	Computer equipment and related software for precautionary filing

Arkansas Secretary of State — UCC Liens	Oce North America, Inc.	7129192737	02/05/2007	Financed equipment

Arkansas Secretary of State — UCC Liens	Oce North America, Inc.	7129278367	03/05/2007	Financed equipment

Arkansas Secretary of State — UCC Liens	Oce North America, Inc.	7129279391	03/05/2007	Financed equipment

Arkansas Secretary of State — UCC Liens	Oce North America, Inc.	7129279551	03/05/2007	Financed equipment

Arkansas Secretary of State — UCC Liens	Oce North America, Inc.	7129279560	03/05/2007	Financed equipment

25

		FILE	FILING	SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	DATE	DESCRIPTION	FILINGS
Arkansas Secretary of State UCC Liens	Cisco Systems Capital Corporation	7129782777	08/06/2007	Financed equipment

Arkansas Secretary of State UCC Liens	Oce North America, Inc.	7130596241	05/21/2008	Financed Equipment

Arkansas Secretary of State UCC Liens	Oce North America, Inc.	7130596250	05/21/2008	Financed equipment

Arkansas Secretary of State UCC Liens	Ikon Financial SVCS	7131000084	10/16/2008	Equipment filed for notification purposes only

Arkansas Secretary of State UCC Liens	US Bancorp	7131182830	01/08/2009	Equipment filed for notification purposes only

Arkansas Secretary of State UCC Liens	US Bancorp	7131365982	03/20/2009	Equipment filed for notification purposes only

26

Fidelity National Information Services, LLC

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Delaware Department of State — UCC Liens	Fleet National Bank	42324772	08/17/2004	Aircraft Lease and purchase filed solely for precautionary purposes	Amendment #51691717 filed 05/23/2005 to restate collateral; Amendment #6043040 filed 02/03/2006 to add name of debtor (Fidelity National Information Services, Inc. Amendment #60430413 filed 02/03/2006 to change name of secured party (to Bank of America, N.A.)

Delaware Department of State — UCC Liens	FNF Capital, LLC	61967884	06/09/2006	Equipment lease filed solely for precautionary purposes

Delaware Department of State — UCC Liens	FNF Capital, LLC	6201533	06/13/2006	Equipment lease

Delaware Department of State — UCC Liens	FNF Capital, LLC	62016095	06/13/2006	Equipment lease

Delaware Department of State — UCC Liens	FNF Capital, LLC	6201949	06/13/2006	Equipment lease

Delaware Department of State — UCC Liens	US Bancorp	20083174081	09/18/2008	Equipment

27

Fidelity National Information Solutions, Inc.

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Delaware Secretary of State — UCC Liens	De Lage Landen Financial Services, Inc.	32989112	11/13/2003	Computer Equipment

28

Fidelity National Payment Services, Inc.

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Delaware Secretary of State — UCC Liens	Hewlett-Packard Financial Services, Inc.	32308982	09/08/03	All computer equipment leased pursuant to Master Lease Agreement

29

InterCept, Inc.

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Superior Court Barrow County, GA — UCC Liens	Key Equipment Finance	2002013110	12/31/2002	Leased equipment filed for precautionary purposes only	Continuation, file #007-2007 13272 filed 7/03/2007, Amendment, file # 007 2007 15277 filed 7/31/2007 changing secured party name to Key Equipment Finance, Inc.

Georgia Cooperative- Gwinnett County — UCC Liens	General Electric Capital Corporation	2003010686	10/08/2003	Leased equipment filed solely for precautionary purposes

Georgia Cooperative- Gwinnett County — UCC Liens	General Electric Capital Corporation	2003010687	10/08/2003	Leased equipment filed solely for precautionary purposes

Georgia Cooperative- Gwinnett County — UCC Liens	IOS Capital	2003010729	10/09/2003	Leased equipment filed solely for precautionary purposes

Georgia Cooperative- Gwinnett County — UCC Liens	IOS Capital	2003010830	10/13/2003	Leased equipment filed solely for precautionary purposes

Georgia Cooperative- Gwinnett County — UCC Liens	IOS Capital	2003010831	10/13/2003	Leased equipment filed solely for precautionary purposes

Georgia Cooperative- Gwinnett County — UCC Liens	General Electric Capital Corporation	2003010921	10/15/2003	Leased equipment filed solely for precautionary purposes

Georgia Cooperative- Gwinnett County — UCC Liens	General Electric Capital Corporation	2003010995	10/16/2003	Leased equipment filed solely for precautionary purposes

Georgia Cooperative- Gwinnett County — UCC Liens	IBM Credit LLC	2004003230	03/17/2004	Leased equipment and software filed solely for precautionary purposes

30

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Georgia Cooperative — Gwinnett County-UCC Liens	General Electric Capital Corporation	006744	07/06/2004	Equipment filed as a precaution	Amendment #009043 filed 07/30/2007 to change name/address of debtor

Georgia Cooperative — Gwinnett County-UCC Liens	General Electric Capital Corporation	006745	07/06/2004	Equipment filed as a precaution	Amendment #009044 filed 07/30/2007 to change name/address of debtor

Georgia Cooperative — Gwinnett County-UCC Liens	BBH Financial Services Company	2004010560	08/09/2004	Leased equipment filed solely for precautionary purposes

Georgia Cooperative — Gwinnett County-UCC Liens	IBM Credit LLC	2004012396	09/15/2004	Leased equipment and software filed solely for precautionary purposes

Georgia Cooperative — Gwinnett County-UCC Liens	IOS Capital	2003012185	11/18/2003	Leased equipment filed solely for precautionary purposes

Georgia Cooperative — Gwinnett County-UCC Liens	IOS Capital	2003013262	12/16/2003	Leased equipment filed solely for precautionary purposes

Georgia Cooperative — Gwinnett County-UCC Liens	IOS Capital	2004001611	02/17/2004	Leased equipment filed solely for precautionary purposes

Georgia Cooperative — Gwinnett County-UCC Liens	IOS Capital	2004001687	02/18/2004	Leased equipment filed solely for precautionary purposes

Georgia Cooperative — Gwinnett County-UCC Liens	IOS Capital	2004006473	06/29/2004	Leased equipment filed solely for precautionary purposes

Georgia Cooperative — Gwinnett County-UCC Liens	General Electric Capital Corporation	2004006744	07/06/2004	Leased equipment filed solely for precautionary purposes	Amendment #009043 filed 07/30/2007 to change name/address of debtor

Georgia Cooperative — Gwinnett County-UCC Liens	General Electric Capital Corporation	2004006745	07/06/2004	Leased equipment filed solely for precautionary purposes	Amendment #009044 filed 07/30/2007 to change name/address of debtor

31

				SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	DESCRIPTION	FILINGS
Georgia Cooperative—Gwinnett County — UCC Liens	IOS Capital	2004007758	07/30/2004	Leased equipment filed solely for precautionary purposes

Georgia Cooperative—Gwinnett County — UCC Liens	IOS Capital	2004008682	08/24/2004	Leased equipment filed solely for precaultionary purposes

Georgia Cooperative—Gwinnett County UCC Liens	IOS Capital	2004009871	10/01/2004	Leased equipment filed solely for precautionary purposes

Georgia Cooperative Gwinnett County — UCC Liens	IOS Capital	2004010394	10/18/2004	Leased equipment filed solely tor precautionary purposes

32

Wildcard Systems, Inc.

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Florida Secured Transaction Registry — UCC Lien	Nextiraone	200407682846	08/18/2004	Computer/software System

Florida Secured Transaction Registry — UCC Lien	Nextiraone	200407682854	08/18/2004	Computer/software System

Florida Secured Transaction Registry — UCC Lien	Banc of America Leasing & Capital, LLC	200407904466	09/20/2004	Leased IT equipment

Florida Secured Transaction Registry — UCC Lien	Citicorp Vendor Finance, Inc.	20040823457X	11/03/2004	Copier

Florida Secured Transaction Registry — UCC Lien	Banc of America Leasing & Capital, LLC	200408364465	11/22/2004	Leased Equipment

Florida Secured Transaction Registry — UCC Lien	Banc of America Leasing & Capital, LLC	200509129763	03/07/2005	Leased Equipment

33

Metavante Corporation

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	Merizon Group Inc d/b/a Modern Business Machines	050003663018	03/14/2005	Copy equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070013635927	10/02/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070013727323	10/03/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions -UCC Lien	IBM Credit LLC	070013800517	10/04/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070013926728	10/08/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070014023515	10/09/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070014061315	10/10/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070014325419	10/16/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070014462825	10/18/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070014500717	10/19/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	M&l Equipment Finance Company	070014576831	10/22/2007	Leased aircraft for informational purposes only

34

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070014738730	10/24/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070014826223	10/26/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070014986836	10/30/2007	Leased equipment for infomational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070015095222	11/01/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070015163420	11/02/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070015325117	11/06/2007	Leased equipment lot informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070015523420	11/09/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070015797130	11/15/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070015840523	11/16/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016199329	11/26/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016262825	11/27/2007	Leased equipment for informational purposes only

35

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS

Wisconsin Department of Financial institutions — UCC Lien	IBM Credit LLC	070016453019	11/30/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016520216	12/03/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016529023	12/04/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016592730	12/04/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016589029	12/04/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016598029	12/04/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing. A Division of Gordon Flesch Co., Inc.	070016614624	12/05/20U7	Leased equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016649026	12/05/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016722321	12/06/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016765429	12/07/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial institutions — UCC Lien	IBM Credit LLC	070016875128	12/10/2007	Leased equipment for informational purposes only

36

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016936227	12/11/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070016965936	12/12/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial institutions — UCC Lien	IBM Credit LLC	070017173322	12/17/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070017216118	12/17/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070017274930	12/18/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070017358226	12/20/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070017402115	12/20/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070017568532	12/26/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070017690225	12/28/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	070017777837	12/31/2007	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080000167317	01/03/2008	Leased equipment for informational purposes only

37

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080000323206	01/04/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Lien	IBM Credit LLC	080000291416	01/07/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080000468523	01/09/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lieu	IBM Credit LLC	080000561517	01/10/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080000625013	01/11/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial lnstitutions — UCC Lieu	IBM Credit LLC	080000885829	01/16/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080001105108	01/22/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	0800014003311	01/28/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080001480215	01/29/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080001731315	02/04/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	Canon Financial Services	080001861420	02/06/2008	Leased equipment

38

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	0800101936120	02/07/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080002088018	02/11/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080002305414	02/15/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080002637927	02/22/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080002704821	02/25/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lieu	IBM Credit LLC	080002772422	02/27/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080002824016	02/27/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080003119620	03/05/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080003246621	03/07/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080003598023	03/14/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080003692727	03/17/2008	Leased equipment for informational purposes only

39

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080003882627	03/20/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080004007112	03/24/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Insititutions — UCC Lien	IBM Credit LLC	080004144013	03/26/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080004330212	03/31/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080004655626	04/04/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080004819426	04/08/2008	leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080005120513	04/14/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080005521922	04/21/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080005680524	04/23/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080005644729	04/28/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080006084018	04/30/2008	Leased equipment for informational purposes only

40

		FILE		SUMMARY COLLEATERAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	ADDITIONAL FILINGS
Wisconsin Department of Financial institutions — UCC Lien	IBM Credit LLC	080006289934	05/05/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080006882731	05/14/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC	IBM Credit LLC	080007804827	06/02/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080009126421	06/06/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080008299937	06/10/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions—UCC Lien	IBM Credit LLC	080008478835	06/13/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions—UCC Lien	IBM Credit LLC	080008762730	06/19/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions—UCC Lien	IBM Credit LLC	080008858029	06/20/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions—UCC Lien	IBM Credit LLC	080008942225	06/23/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080009019120	06/24/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions—UCC Lien	IBM Credit LLC	080009184325	06/27/2008	Leased equipment for informational purposes only

41

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions —UCC Lien	IBM Credit LLC	080009284225	06/30/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions —UCC Lien	IBM Credit LLC	080009380828	07/01/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions —UCC Lien	IBM Credit LLC	080009588737	07/07/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions —UCC Lien	IBM Credit LLC	080009703019	07/09/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080009798336	07/10/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions —UCC Lien	IBM Credit LLC	080010175923	07/18/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions —UCC Lien	IBM Credit LLC	080010378524	07/23/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions —UCC Lien	IBM Credit LLC	080010377220	07/23/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions —UCC Lien	IBM Credit LLC	080010902315	08/04/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions —UCC Lien	CCA Financial, LLC	080011425821	08/13/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions —UCC Lien	IBM Credit LLC	080012795630	09/11/2008	Leased equipment for informational purposes only

42

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080011788631	08/20/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080011851319	08/21/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080012570924	09/08/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institution — UCC Lien	IBM Credit LLC	080012642419	09/09/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080012650115	09/09/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	Canon Financial Services	080012723722	09/10/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080012735826	09/10/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080012795630	09/11/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080012863828	09/12/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080012940521	09/15/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080012996734	09/16/2008	Leased equipment for informational purposes only

43

		FILE		SUMMARY COLLATERAL	ADDITIONAl
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080013068220	09/17/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080013190014	09/16/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions —UCC Lien	IBM Credit LLC	080013260214	09/22/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions —UCC Lien	IBM Credii LLC	080013406317	09/24/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions —UCC Lien	IBM Credit LLC	080013505317	09/26/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions —UCC Lien	IBM Credit LLC	080013596630	09/29/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions —UCC Lien	IBM Credit LLC	080013710921	10/01/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions —UCC Lien	IBM Credit LLC	080013738527	10/01/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions —UCC Lien	GFC Leasing	080013938428	10/06/2008	Leased equipment

Wisconsin Department of Financial Institutions —UCC Lien	IBM Credit LLC	080013950725	10/06/2003	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions —UCC Lien	IBM Credit LLC	080014012008	10/07/2008	Leased equipment for informational purposes only

44

		FILE		SUMMARY COLLATERAL	ADDITIONAl
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080014079122	10/08/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080014574324	10/20/2008	Leased equipment for informational Purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080014575123	10/20/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions —UCC Lien	IBM Credit LLC	080014622924	10/21/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions —UCC Lien	IBM Credit LLC	080014700820	10/22/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080014758631	10/23/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions —UCC Lien	IBM Credit LLC	080014950524	10/28/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080015012312	10/29/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit I LLC	080015123416	10/31/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080015268628	11/04/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080015336018	11/05/2008	Leased equipment for informational purposes only

45

		FILE		SUMMARY COLLATERAL	ADDITIONAl
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing	080015978535	11/19/2008	Copy equipment

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing	080016509128	12/04/2008	Copy equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080016684328	12/08/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions —UCC Lien	IBM Credit LLC	080016686330	12/08/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080010710823	12/08/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions —UCC Lien	IBM Credit LLC:	080016897334	12/11/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing	080017004719	12/15/2008	Copy equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080017310719	12/22/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing, A Division of Gordon Fleseh Co., Inc.	080017491123	12/29/2008	Leased equipment

Wisconsin Department of Financial Institutions —UCC Lien	IBM Credit LLC	080017515524	12/29/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions —UCC Lien	GFC Leasing	080017583832	12/30/2008	Copy equipment

46

		FILE			ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	SUMMARY COLLATERAL DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	080017584530	12/30/2008	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090000119819	01/05/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090000359623	01/08/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	09000488121	01/12/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090000617014	01/14/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	Banc of America Leasing & Capital, LLC	09000719724	01/16/2009	Leased equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090001093720	01/26/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing, A Division of Gordon Fleseh Co., Inc.	090001779529	02/10/2009	Leased equipment

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing	090001835017	02/11/2009	Copy equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090002634924	03/03/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing	090002750923	03/05/2009	Copy equipment

47

		FILE			ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	SUMMARY COLLATERAL DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090002922823	03/09/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090003034717	03/11/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC.	090003104614	03/12/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing	090003317822	03/18/2009	Copier equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090003458121	03/20/2009	Leased equipment for informational purposes only

Wisconsin Dcpartnient of Financial Institutions — UCC Lien	IBM Credit LLC	090003541417	03/23/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090003652319	03/25/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing, A Division of Gordon Fleseh Co., Inc.	090003811114	03/30/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	0900007944	04/03/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing. A Division of Gordon Flesch Co., Inc.	090004112715	04/03/2009	Leased equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090004382320	04/09/2009	Leased equipment for informational purposes only

48

		FILE		SUMMARY COLLATERAL	ADDITIONAL
JURISDICTION	SECURED PARTY	NUMBER	FILING DATE	DESCRIPTION	FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090004446220	04/10/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing, A Division of Gordon Fleseh Co., Inc.	090004517118	04/13/2009	Leased equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090004587024	04/14/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	GFC Leasing, A Division of Gordon Flesch Co., Inc.	090005191521	04/27/2009	Leased equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090006487429	05/26/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090006884430	06/03/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090007499736	06/17/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090007692327	06/22/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090007819530	06/24/2009	Leased equipment for informational purposes only

Wisconsin Department of i Financial Institutions — UCC Lien	IBM Credit LLC	090007911422	06/26/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090008126825	07/01/2009	Leased equipment for informational purposes only

49

JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	SUMMARY COLLATERAL DESCRIPTION	ADDITIONAL FILINGS
Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090008182827	07/02/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090008329426	07/07/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090009060621	07/23/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090009212014	07/28/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090009476935	08/04/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	Canon Financial Services	090010185217	08/21/2009	Leased equipment

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090010446924	08/28/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090010510108	08/31/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090010576120	09/01/2009	Leased equipment for informational purposes only

Wisconsin Department of Financial Institutions — UCC Lien	IBM Credit LLC	090011053111	09/14/2009	Leased equipment for informational purposes only

50

Entity	State	Jurisdiction	Thru Date	Original File Date	File Number	File Type	Secured Party	Collateral
ADMINISOURCE COMMUNICATIONS. INC.	TX	SECRETARY OF STATE	10/11/07	12/17/98	9800251786	UCC-1	BELL & HOWARD FINANCIAL SERVICES COMPANY	OFFICE EQUIPMENT
				07/23/03	300353935	AMENDMENT
				09/09/03	400411799	CONTINUATION
				01/12/04	40053620010	UCC-1	XEROX CAPITAL SERVICES LLC	XEROX EQUIPMENT

ADVANCED FINANCIAL SOLUTIONS, INC	OK	OKLAHOMA COUNTY CENTRAL FILING	10/09/07	10/25/02	2002013386429	UCC-1	AMERITECH CREDIT CORPORATION	TELECOMMUNICATIONS AND DATA EQUIPMENT

KIRCHMAN CORPORATION	WI	DEPT OF FINANCIAL INSTITUTIONS	10/01/07	01/27/06	60001514617	UCC-1	CIT COMMUNICATIONS FINANCE CORPORATION	SERVER/EQUIPMENT

LINK2GOV CORP.	TN	SECRETARY OF STATE	10/15/07	12/04/02	202-064673	UCC-1	AMSOUTH LEASING CORPORATION	COMPUTER EQUIPMENT AND PERIPHERALS
				11/21/03	303-047686	UCC-1	CIT FINANCIAL USA INC	COMPUTER EQUIPMENT AND PERIPHERALS
				03/19/04	304-019062	UCC-1	DELL FINANCIAL. SERVICES, LP	COMPUTER EQUIPMENT AND PERIPHERALS

METAVANTE CORPORATION	WL	DEPT OF FINANCIAL INSTITUTIONS	10/01/07	10/24/01	010007106923	UCC-1	CISCO SYSTEMS CAPITAL CORPORATION	COMPUTER AND TELECOMMUNICATIONS EQUIPMENT AND SOFTWARE AND PURCHASE
				05/19/06	060007706424	CONTINUATION		MONEY RELATED THERE TO

Schedule 7.1

Entity	State	Jurisdiction	Thru Date	Original File Date	File Number	File Type	Secured Party	Collateral
				10/28/02	020019090019	UCC-1	IBM CREDIT CORP
				10/30/02	020019251725	UCC-1	IBM CREDIT CORP
				11/01/02	020019400923	UCC-1	IBM CREDIT CORP
				11/04/02	020019484632	UCC-1	IBM CREDIT CORP
				11/05/02	020019551425	UCC-1	IBM CREDIT CORP
				11/08/02	020019813527	UCC-1	IBM CREDIT CORP
				11/13/02	020020071616	UCC-1	IBM CREDIT CORP
				11/13/02	020020073820	UCC-1	IBM CREDIT CORP
				11/18/02	020020345216	UCC-1	IBM CREDIT CORP
				12/05/02	020021243517	UCC-1	IBM CREDIT CORP
				12/09/02	020021385019	UCC-1	LEASING TECHNOLOGIES INTERNATIONAL, INC	EQUIPMENT
				12/09/02	020021385120	UCC-1	LEASING TECHNOLOGIES INTERNATIONAL, INC	EQUIPMENT
				12/11/02	020021611112	UCC-1	IBM CREDIT CORP
				12/11/02	020021611617	UCC-1	IBM CREDIT CORP
				12/12/02	020021687529	UCC-1	IBM CREDIT CORP
				12/17/02	020021942321	UCC-1	IBM CREDIT CORP
				12/18/02	020022004917	UCC-1	IBM CREDIT CORP
				12/20/02	020022154317	UCC-1	IBM CREDIT CORP
				12/23/02	020022289225	UCC-1	IBM CREDIT CORP
				01/02/03	030000130307	UCC-1	IBM CREDIT CORP
				01/06/03	030000357924	UCC-1	IBM CREDIT LLC
				01/15/03	030000896730	UCC-1	IBM CREDIT LLC
				01/27/03	030001539018	UCC-1	IBM CREDIT LLC
				02/12/03	030002452922	UCC-1	IBM CREDIT LLC
				02/13/03	030002539726	UCC-1	IBM CREDIT LLC
				02/14/03	030002503011	UCC-1	IBM CREDIT LLC

Schedule 7.1

Original
			Thru	File	File	File	Secured
Entity	State	Jurisdiction	Date	Date	Number	Type	Party	Collateral
02/19/03
02/21/03
02/24/03
03/03/03
03/10/03
03/12/03
03/17/03
03/19/03
03/21/03
03/24/03
03/25/03
03/26/03
03/28/03
04/01/03
04/07/03
04/07/03
04/09/03
04/11/03
04/17/03
04/21/03
04/22/03
04/23/03
05/01/03
05/02/03
05/08/03
05/12/03
05/14/03
05/19/03
05/21/03
05/21/03	030002837020
030002999332
030003104109
030003495425
030003929427
030004075925
030004338321
030004498530
030004651016
030004754323
030004814421
030004907929
030005096727
030005266221
030005666831
030005673829
030005794025
030005975834
030006308017
030006528829
030006586126
030006688735
030007257122
030007322721
030007711824
030007947229
030008082018
030008388532
030008537932
030008538327	UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1	IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
Schedule 7.1

Original
			Thru	File	File	File	Secured
Entity	State	Jurisdiction	Date	Date	Number	Type	Party	Collateral
05/29/03
06/04/03
06/11/03
06/11/03
06/13/03
06/19/03
06/24/03
06/26/03
06/26/03
06/30/03
07/01/03
07/08/03
07/10/03
07/15/03
07/16/03
07/23/03
08/04/03
08/07/03
08/11/03
08/13/03
08/25/03
08/26/03
09/04/03
09/19/03
09/19/03
09/22/03
09/24/03
09/25/03
09/26/03
09/29/03	030008981228
030009345122
030009784735
030009786939
030009926733
030010298626
030010570518
030010729322
030010732215
030010945423
030011021207
030011330816
030011511716
030011750115
030011818928
030012219318
030012884326
030013094017
030013252619
030013413214
030014065218
030014095827
030014661725
030015512822
030015545020
030015641926
030015801823
030015876229
030015982227
030016055522	UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1	IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
Schedule 7.1

Entity	State	Jurisdiction	Thru Date	Original File Date	File Number	File Type	Secured Party	Collateral
				10/02/03	030016276224	UCC-1	IBM CREDIT LLC
				10/06/03	030016491526	UCC-1	IBM CREDIT LLC
				10/06/03	030016499130	UCC-1	IBM CREDIT LLC
				10/07/03	030016538529	UCC-1	IBM CREDIT LLC
				10/13/03	030016871932	UCC-1	IBM CREDIT LLC
				10/14/03	030016905021	UCC-1	IBM CREDIT LLC
				10/17/03	030017197126	UCC-1	IBM CREDIT LLC
				10/20/03	030017290726	UCC-1	IBM CREDIT LLC
				10/22/03	030017439933	UCC-1	IBM CREDIT LLC
				10/23/03	030017511116	UCC-1	IBM CREDIT LLC
				10/24/03	030017599132	UCC-1	IBM CREDIT LLC
				10/28/03	030017772731	UCC-1	IBM CREDIT LLC
				10/31/03	030018058022	UCC-1	IBM CREDIT LLC
				11/04/03	030018207119	UCC-1	IBM CREDIT LLC
				11/04/03	030018207422	UCC-1	IBM CREDIT LLC
				11/07/03	030018505726	UCC-1	IBM CREDIT LLC
				11/10/03	030018613524	UCC-1	IBM CREDIT LLC
				11/11/03	030018670527	UCC-1	IBM CREDIT LLC
				11/12/03	030018742628	UCC-1	IBM CREDIT LLC
				11/13/03	030018812525	UCC-1	IBM CREDIT LLC
				11/14/03	030018908834	UCC-1	IBM CREDIT LLC
				11/17/03	030019032318	UCC-1	IBM CREDIT LLC
				11/18/03	030019090524	UCC-1	IBM CREDIT LLC
				11/19/03	030019175225	UCC-1	IBM CREDIT LLC
				11/20/03	030019257630	UCC-1	IBM CREDIT LLC
				11/21/03	030019340724	UCC-1	IBM CREDIT LLC
				11/24/03	030019437529	UCC-1	IBM CREDIT LLC
				11/25/03	030019503725	UCC-1	IBM CREDIT LLC
				11/26/03	030019593330	UCC-1	IBM CREDIT LLC
				11/28/03	030019679234	UCC-1	IBM CREDIT LLC
Schedule 7.1

Entity	State	Jurisdiction	Thru Date	Original File Date	File Number	File Type	Secured Party	Collateral
				12/05/03	030020052514	UCC-1	IBM CREDIT LLC
				12/09/03	030020209720	UCC-1	IBM CREDIT LLC
				12/10/03	030020267421	UCC-1	IBM CREDIT LLC
				12/12/03	030020404313	UCC-1	IBM CREDIT LLC
				12/15/03	030020517217	UCC-1	IBM CREDIT LLC
				12/16/03	030020603617	UCC-1	IBM CREDIT LLC
				12/17/03	030020667627	UCC-1	IBM CREDIT LLC
				12/18/03	030020752218	UCC-1	IBM CREDIT LLC
				12/22/03	030020923218	UCC-1	IBM CREDIT LLC
				12/26/03	030021107112	UCC-1	IBM CREDIT LLC
				12/26/03	030021111006	UCC-1	IBM CREDIT LLC
				01/02/04	040000115310	UCC-1	IBM CREDIT LLC
				01/06/04	040000257721	UCC-1	IBM CREDIT LLC
				01/08/04	040000413210	UCC-1	IBM CREDIT LLC
				01/09/04	040000443819	UCC-1	IBM CREDIT LLC
				01/12/04	040000590822	UCC-1	IBM CREDIT LLC
				01/15/04	040000800210	UCC-1	IBM CREDIT LLC
				01/20/04	040001027010	UCC-1	IBM CREDIT LLC
				01/21/04	040001133008	UCC-1	IBM CREDIT LLC
				01/29/04	040001623214	UCC-1	IBM CREDIT LLC
				02/02/04	040001791523	UCC-1	IBM CREDIT LLC
				02/11/04	040002364823	UCC-1	IBM CREDIT LLC
				02/13/04	040002526520	UCC-1	IBM CREDIT LLC
				02/18/04	040002769226	UCC-1	IBM CREDIT LLC
				02/19/04	040002831822	UCC-1	IBM CREDIT LLC
				02/25/04	040003143112	UCC-1	IBM CREDIT LLC
				03/01/04	040003386121	UCC-1	IBM CREDIT LLC
				03/02/04	040003483220	UCC-1	IBM CREDIT LLC
				03/03/04	040003585021	UCC-1	IBM CREDIT LLC
				03/05/04	040003721922	UCC-1	IBM CREDIT LLC
Schedule 7.1

			Thru
Entity	State	Jurisdiction	Date	Original File Date	File Number	File Type	Secured Party	Collateral
				03/12/04	040004132515	UCC-1	IBM CREDIT LLC
				03/15/04	040004241718	UCC-1	IBM CREDIT LLC
				03/16/04	040004316923	UCC-1	IBM CREDIT LLC
				03/19/04	040004529222	UCC-1	IBM CREDIT LLC
				03/22/04	040004675426	UCC-1	IBM CREDIT LLC
				03/26/04	040004978028	UCC-1	IBM CREDIT LLC
				03/31/04	040005265321	UCC-1	IBM CREDIT LLC
				04/01/04	040005358324	UCC-1	IBM CREDIT LLC
				04/05/04	040005565829	UCC-1	IBM CREDIT LLC
				04/07/04	040005763627	UCC-I	IBM CREDIT LLC
				04/08/04	040005809123	UCC-1	IBM CREDIT LLC
				04/19/04	040006449225	UCC-1	IBM CREDIT LLC
				04/20/04	040006561927	UCC-1	IBM CREDIT LLC
				04/22/04	040006697937	UCC-1	IBM CREDIT LLC
				04/23/04	040006778735	UCC-1	IBM CREDIT LLC
				05/26/04	040008813828	UCC-1	IBM CREDIT LLC
				06/11/04	040009756128	UCC-1	IBM CREDIT LLC
				06/22/04	040010264316	UCC-1	IBM CREDIT LLC
				06/23/04	040010331412	UCC-1	IBM CREDIT LLC
				06/24/04	040010424415	UCC-1	IBM CREDIT LLC
				06/30/04	040010707823	UCC-1	IBM CREDIT LLC
				07/01/04	040010765120	UCC-1	IBM CREDIT LLC
				07/02/04	040010870925	UCC-1	IBM CREDIT LLC
				07/21/04	040011764221	UCC-1	IBM CREDIT LLC
				07/27/04	040012095926	UCC-1	IBM CREDIT LLC
				08/02/04	040012389124	UCC-1	IBM CREDIT LLC
				08/03/04	040012481319	UCC-1	IBM CREDIT LLC
				08/11/04	040012902519	UCC-1	IBM CREDIT LLC
				08/19/04	040013299327	UCC-1	IBM CREDIT LLC
				08/19/04	040013303919	UCC-1	IBM CREDIT LLC
Schedule 7.1

			Thru
Entity	State	Jurisdiction	Date	Original File Date	File Number	File Type	Secured Party	Collateral
				08/20/04	040013378628	UCC-1	IBM CREDIT LLC
				08/30/04	040013794327	UCC-1	IBM CREDIT LLC
				08/30/04	040013794933	UCC-1	IBM CREDIT LLC
				08/31/04	040013855830	UCC-1	IBM CREDIT LLC
				09/01/04	040013886834	UCC-1	IBM CREDIT LLC
				09/02/04	040013960625	UCC-1	IBM CREDIT LLC
				09/09/04	040014270014	UCC-1	IBM CREDIT LLC
				09/09/04	040014301009	UCC-1	IBM CREDIT LLC
				09/14/04	040014512922	UCC-1	IBM CREDIT LLC
				09/17/04	040014709829	UCC-1	IBM CREDIT LLC
				09/24/04	040015041718	UCC-1	IBM CREDIT LLC
				09/27/04	040015104415	UCC-1	IBM CREDIT LLC
				09/28/04	040015230718	UCC-1	IBM CREDIT LLC
				09/30/04	040015381725	UCC-1	IBM CREDIT LLC
				10/01/04	040015400515	UCC-1	IBM CREDIT LLC
				10/04/04	040015464727	UCC-1	IBM CREDIT LLC
				10/04/04	040015524522	UCC-1	IBM CREDIT LLC
				10/12/04	040015972731	UCC-1	IBM CREDIT LLC
				10/13/04	040015982429	UCC-1	IBM CREDIT LLC
				10/20/04	00016401416	UCC-1	IBM CREDIT LLC
				10/21/04	040016462524	UCC-1	IBM CREDIT LLC
				10/22/04	040016531723	UCC-1	IBM CREDIT LLC
				10/25/04	040016604623	UCC-1	IBM CREDIT LLC
				10/26/04	040016672527	UCC-1	IBM CREDIT LLC
				10/28/04	040016787231	UCC-1	IBM CREDIT LLC
				11/12/04	040017606020	UCC-1	IBM CREDIT LLC
				11/22/04	040018079530	UCC-1	IBM CREDIT LLC
				12/02/04	040018484833	UCC-1	IBM CREDIT LLC
				12/06/04	040018601016	UCC-1	IBM CREDIT LLC
				12/07/04	040018751729	UCC-1	IBM CREDIT LLC
Schedule 7.1

Entity	State	Jurisdiction	Thru Date	Original File Date	File Number	File Type	Secured Party	Collateral
				12/20/04	040019424525	UCC-1	IBM CREDIT LLC
				12/30/04	040019940932	UCC-1	IBM CREDIT LLC
				01/03/05	050000019616	UCC-1	IBM CREDIT LLC
				01/10/05	050000485926	UCC-1	IBM CREDIT LLC
				01/11/05	050000531918	UCC-1	IBM CREDIT LLC
				01/18/05	050000887629	UCC-1	IBM CREDIT LLC
				01/20/05	050001070008	UCC-1	IBM CREDIT LLC
				01/25/05	050001293419	UCC-1	IBM CREDIT LLC
				01/27/05	050001425416	UCC-1	IBM CREDIT LLC
				01/31/05	050001583623	UCC 1	IBM CREDIT LLC
				02/01/05	050001650113	UCC-1	IBM CREDIT LLC
				02/03/05	050001749728	UCC-1	IBM CREDIT LLC
				02/08/05	050001997329	UCC-1	IBM CREDIT LLC
				02/11/05	050002200408	UCC-1	IBM CREDIT LLC
				02/14/05	050002261920	UCC-1	IBM CREDIT LLC
				02/23/05	050002719423	UCC-1	IBM CREDIT LLC
				03/14/05	050003724016	UCC-1	IBM CREDIT LLC
				03/15/05	050003781322	UCC-1	IBM CREDIT LLC
				03/16/05	050003844019	UCC-1	IBM CREDIT LLC
				03/21/05	050004101410	UCC-1	IBM CREDIT LLC
				03/22/05	050004179021	UCC-1	IBM CREDIT LLC
				03/24/05	050004303919	UCC-1	IBM CREDIT LLC
				03/24/05	050004340516	UCC-1	IBM CREDIT LLC
				03/30/05	050004588025	UCC-1	IBM CREDIT LLC
				03/30/05	050004592525	UCC-1	IBM CREDIT LLC
				04/04/05	050004836425	UCC-1	IBM CREDIT LLC
				04/07/05	050005030917	UCC-1	IBM CREDIT LLC
				04/26/05	050006131011	UCC-1	IBM CREDIT LLC
				04/29/05	050006389632	UCC-1	IBM CREDIT LLC
				05/03/05	050006542623	UCC-1	IBM CREDIT LLC
Schedule 7.1

Entity	State	Jurisdiction	Thru Date	Original File Date	File Number	File Type	Secured Party	Collateral
				05/04/05	050006641421	UCC-1	IBM CREDIT LLC
				05/11/05	050007030414	UCC-1	IBM CREDIT LLC
				05/26/05	050007918934	UCC-1	IBM CREDIT LLC
				05/31/05	050008097125	UCC-1	IBM CREDIT LLC
				06/03/05	050008363727	UCC-1	IBM CREDIT LLC
				06/09/05	050008645629	UCC-1	IBM CREDIT LLC
				06/09/05	050008690730	UCC-1	IBM CREDIT LLC
				06/16/05	050009054321	UCC-1	IBM CREDIT LLC
				06/28/05	050009625325	UCC-1	IBM CREDIT LLC
				06/29/05	050009720220	UCC-1	IBM CREDIT LLC
				06/30/05	050009809935	UCC-1	IBM CREDIT LLC
				07/14/05	050010415011	UCC-1	IBM CREDIT LLC
				07/28/05	050011169624	UCC-1	IBM CREDIT LLC
				07/29/05	050011239319	UCC-1	IBM CREDIT LLC
				08/18/05	050012248825	UCC-1	IBM CREDIT LLC
				08/19/05	050012287323	UCC-1	IBM CREDIT LLC
				08/24/05	050012522416	UCC-1	IBM CREDIT LLC
				08/30/05	050012774627	UCC-1	IBM CREDIT LLC
				09/13/05	050013375524	UCC-1	IBM CREDIT LLC
				09/15/05	050013515217	UCC-1	IBM CREDIT LLC
				09/16/05	050013543218	UCC-1	IBM CREDIT LLC
				09/19/05	050013670825	UCC-1	IBM CREDIT LLC
				09/20/05	050013696530	UCC-1	IBM CREDIT LLC
				09/22/05	050013814926	UCC-1	IBM CREDIT LLC
				09/23/05	050013891022	UCC-1	IBM CREDIT LLC
				09/26/05	050013958733	UCC-1	IBM CREDIT LLC
				09/27/05	050014042718	UCC-1	IBM CREDIT LLC
				09/28/05	050014138926	UCC-1	IBM CREDIT LLC
				09/29/05	050014197224	UCC-1	IBM CREDIT LLC
				10/10/05	050014649529	UCC-1	IBM CREDIT LLC
Schedule 7.1

Entity	State	Jurisdiction	Thru Date	Original File Date	File Number	File Type	Secured Party	Collateral
				10/18/05	050015085120	UCC-1	IBM CREDIT LLC
				10/31/05	050015740320	UCC-1	IBM CREDIT LLC
				11/08/05	050016153824	UCC-1	IBM CREDIT LLC
				11/09/05	050016219221	UCC-1	IBM CREDIT LLC
				11/15/05	050016479229	UCC-1	IBM CREDIT LLC
				11/18/05	050016705423	UCC-1	IBM CREDIT LLC
				11/21/05	050016779333	UCC-1	IBM CREDIT LLC
				11/28/05	050016996233	UCC-1	IBM CREDIT LLC
				12/02/05	050017279430	UCC-1	IBM CREDIT LLC
				12/05/05	050017360825	UCC-1	IBM CREDIT LLC
				12/13/05	050017745529	UCC-1	IBM CREDIT LLC
				12/14/05	050017827126	UCC-1	IBM CREDIT LLC
				12/15/05	050017892835	UCC-1	IBM CREDIT LLC
				12/16/05	050017957534	UCC-1	IBM CREDIT LLC
				12/19/05	050017985636	UCC-1	IBM CREDIT LLC
				12/29/05	050018518225	UCC-1	IBM CREDIT LLC
				12/31/05	050018612119	UCC-1	IBM CREDIT LLC
				01/05/06	060000207615	UCC-1	IBM CREDIT LLC
				01/20/06	060001129316	UCC-1	IBM CREDIT LLC
				01/23/06	060001219114	UCC-1	IBM CREDIT LLC
				01/24/06	060001259825	UCC-1	IBM CREDIT LLC
				01/31/06	060001636016	UCC-1	IBM CREDIT LLC
				02/07/06	060002032108	UCC-1	IBM CREDIT LLC
				02/27/06	060003030309	UCC-1	IBM CREDIT LLC
				02/28/06	060003069725	UCC-1	IBM CREDIT LLC
				03/02/06	060003246722	UCC-1	IBM CREDIT LLC
				03/07/06	060003516217	UCC-1	IBM CREDIT LLC
				03/10/06	060003733622	UCC-1	IBM CREDIT LLC
				03/14/06	060003854424	UCC-1	IBM CREDIT LLC
				03/28/06	060004562825	UCC-1	IBM CREDIT LLC
Schedule 7.1

Entity	State	Jurisdiction	Thru Date	Original File Date	File Number	File Type	Secured Party	Collateral
				03/29/06	060004644018	UCC-1	IBM CREDIT LLC
				03/30/06	060004739326	UCC-1	IBM CREDIT LLC
				04/13/06	060005524016	UCC-1	CCA FINANCIAL LLC	EQUIPMENT AND SOFTWARE
				04/24/06	060006126621	UCC-1	IBM CREDIT LLC
				05/02/06	060006611115	UCC-1	IBM CREDIT LLC
				05/05/06	060006873529	UCC-1	IBM CREDIT LLC
				05/08/06	060006976028	UCC-1	IBM CREDIT LLC
				05/18/06	060007601822	UCC-1	IBM CREDIT LLC
				05/18/06	060007663729	UCC-1	IBM CREDIT LLC
				05/26/06	060008094223	UCC-1	IBM CREDIT LLC
				05/31/06	060008309929	UCC-1	IBM CREDIT LLC
				06/06/06	060008576127	UCC-1	IBM CREDIT LLC
				06/07/06	060008734729	UCC-1	IBM CREDIT LLC
				06/08/06	060008749937	UCC-1	IBM CREDIT LLC
				06/12/06	060008946936	UCC-1	IBM CREDIT LLC
				06/14/06	060009143522	UCC-1	IBM CREDIT LLC
				06/15/06	060009217423	UCC-1	IBM CREDIT LLC
				06/16/06	060009299938	UCC-1	IBM CREDIT LLC
				06/19/06	060009381526	UCC-1	IBM CREDIT LLC
				06/19/06	060009458733	UCC-1	IBM CREDIT LLC
				06/20/06	060009483731	UCC-1	IBM CREDIT LLC
				06/26/06	060009841628	UCC-1	IBM CREDIT LLC
				06/27/06	060009921829	UCC-1	IBM CREDIT LLC
				06/30/06	060010183316	UCC-1	IBM CREDIT LLC
				07/25/06	060011337520	UCC-1	IBM CREDIT LLC
				07/28/06	060011497224	UCC-1	IBM CREDIT LLC
				08/23/06	060012637524	UCC-1	IBM CREDIT LLC
				08/24/06	060012728525	UCC-1	IBM CREDIT LLC
				08/25/06	060012822621	UCC-1	IBM CREDIT LLC
				08/28/06	060012890020	UCC-1	IBM CREDIT LLC
Schedule 7.1

				Original
			Thru	File	File	File	Secured
Entity	State	Jurisdiction	Date	Date	Number	Type	Party	Collateral
				08/29/06	060012969128	UCC-1	IBM CREDIT LLC
				09/05/06	060013142011	UCC-1	IBM CREDIT LLC
				09/05/06	060013255016	UCC-1	IBM CREDIT LLC
				09/11/06	060013479327	UCC-1	IBM CREDIT LLC
				09/21/06	060013994127	UCC-1	IBM CREDIT LLC
				09/22/06	060014078323	UCC-1	IBM CREDIT LLC
				09/25/06	060014169930	UCC-1	IBM CREDIT LLC
				09/27/06	060014288528	UCC-1	IBM CREDIT LLC
				09/28/06	060014360216	UCC-1	IBM CREDIT LLC
				09/29/06	060014409220	UCC-1	IOS CAPITAL	EQUIPMENT
				09/29/06	060014424217	UCC-1	IBM CREDIT LLC
				10/02/06	060014543017	UCC-1	IBM CREDIT LLC
10/12/06 10/20/06 11/01/06 11/13/06 11/15/06 11/22/05 11/28/06 12/08/06 12/11/06 12/13/06 12/14/06 12/20/06 12/26/06 12/29/06 01/02/07 01/11/07 01/12/07 01/25/07	060015002008
060015381119
060015963630
060016494832
060016620419
060016966533
060017140619
060017658633
060017729127
060017804323
060017872429
060018177024
060018361928
060018614828
070000037515
070000594725
070000662923
070001239217	UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1 UCC-1	IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
IBM CREDIT LLC
							IBM CREDIT LLC

Schedule 7.1

				Original
			Thru	File	File	File	Secured
Entity	State	Jurisdiction	Date	Date	Number	Type	Party	Collateral
				02/01/07	070001608217	UCC-1	IBM CREDIT LLC
				02/15/07	070002281619	UCC-1	IBM CREDIT LLC
				02/21/07	070002490116	UCC-1	IBM CREDIT LLC
				02/26/07	070002715722	UCC-1	IBM CREDIT LLC
				02/28/07	070002844826	UCC-1	IBM CREDIT LLC
				03/05/07	070003034515	UCC-1	IBM CREDIT LLC
				03/13/07	070003506014	UCC-1	IBM CREDIT LLC
				03/20/07	070003836222	UCC-1	IBM CREDIT LLC
				03/23/07	070004047116	UCC-1	IBM CREDIT LLC
				03/26/07	070004125315	UCC 1	IBM CREDIT LLC
				03/28/07	070004285423	UCC-1	IBM CREDIT LLC
				03/30/07	070004443621	UCC-1	IBM CREDIT LLC
				04/13/07	070005230111	UCC-1	IBM CREDIT LLC
				04/16/07	070005311919	UCC-1	IBM CREDIT LLC
				04/17/07	070005376728	UCC-1	IBM CREDIT LLC
				04/18/07	070005475930	UCC-1	IBM CREDIT LLC
				04/20/07	070005623723	UCC-1	IBM CREDIT LLC
				04/27/07	070006028420	UCC-1	IBM CREDIT LLC
				05/01/07	070006260519	UCC-1	IBM CREDIT LLC
				05/07/07	070006503923	UCC-1	IBM CREDIT LLC
				05/10/07	070006767430	UCC-1	IBM CREDIT LLC
				05/18/07	070007239526	UCC-1	IBM CREDIT LLC
				05/19/07	070007288530	UCC-1	IBM CREDIT LLC
				05/22/07	070007410315	UCC-1	IBM CREDIT LLC
				05/22/07	070007445626	UCC-1	IBM CREDIT LLC
				05/24/07	070007610721	UCC-1	IBM CREDIT LLC
				05/29/07	070007717931	UCC-1	IBM CREDIT LLC
				05/31/07	070007892430	UCC-1	IBM CREDIT LLC
				06/06/07	070008163725	UCC-1	IBM CREDIT LLC
				06/15/07	070008671527	UCC-1	IBM CREDIT LLC

Schedule 7.1

				Original
			Thru	File	File	File	Secured
Entity	State	Jurisdiction	Date	Date	Number	Type	Party	Collateral
				06/20/07	070008867433	UCC-1	IBM CREDIT LLC
				06/22/07	070009014317	UCC-1	IBM CREDIT LLC
				06/27/07	070009219122	UCC-1	IBM CREDIT LLC
				06/28/07	070009290929	UCC-1	IBM CREDIT LLC
				06/29/07	070009341825	UCC-1	IBM CREDIT LLC
				07/10/07	070009819532	UCC-1	IBM CREDIT LLC
				07/11/07	070009877940	UCC-1	IBM CREDIT LLC
				07/18/07	070010170716	UCC-1	IBM CREDIT LLC
				07/24/07	070010452012	UCC-1	IBM CREDIT LLC
				07/25/07	070010521716	UCC-1	IBM CREDIT LLC
				08/10/07	070011308922	UCC-1	IBM CREDIT LLC
				08/13/07	070011407720	UCC-1	IBM CREDIT LLC
				08/17/07	070011606317	UCC-1	IBM CREDIT LLC
				08/22/07	070011790826	UCC-1	IBM CREDIT LLC
				08/29/07	070012139420	UCC-1	IBM CREDIT LLC
				08/30/07	070012193925	UCC-1	IBM CREDIT LLC
				09/11/07	070012632115	UCC-1	IBM CREDIT LLC
				09/12/07	070012706420	UCC-1	IBM CREDIT LLC
				09/14/07	070012802114	UCC-1	IBM CREDIT LLC
				09/24/07	070013238926	UCC-1	IBM CREDIT LLC
				09/25/07	070013301412	UCC 1	IBM CREDIT LLC
				09/26/07	070013377829	UCC-1	IBM CREDIT LLC
				09/28/07	070013479832	UCC-1	IBM CREDIT LLC
				09/28/07	070013500110	UCC-1	IBM CREDIT LLC
				10/01/07	070013587630	UCC-1	IBM CREDIT LLC

NYCE PAYMENTS NETWORK, LLC	DE	SECRETARY OF STATE	09/10/07	06/05/07	72102068	UCC-1	US EXPRESS LEASING, INC	EQUIPMENT AND RELATED SOFTWARE
				06/06/07	72111556	AMENDMENT

Schedule 7.1

				Original
			Thru	File	File	File	Secured
Entity	State	Jurisdiction	Date	Date	Number	Type	Party	Collateral
TREEV LLC	NV	SECRETARY OF STATE	10/09/07	05/09/05	2005014383-8	UCC-1	IBM CREDIT LLC	EQUIPMENT AND RELATED SOFTWARE
				12/30/05	2005040944-0	UCC-1	IBM CREDIT LLC	EQUIPMENT AND RELATED SOFTWARE
VALUTEC CARD SOLUTIONS LLC	DE	SECRETARY OF STATE	09/10/07	08/11/04	42255117	UCC-1	WELLS FARGO FINANCIAL LEASING	TELECOMMUNICATIONS EQUIPMENT
				01/28/05	50319831	UCC-1	STEELCASE FINANCIAL SERVICES INC	FURNITURE AND EQUIPMENT
				05/18/05	51532838	ASSIGNMENT	DE LAGE LANDEN FINANCIAL SERVICES
VICOR INC	NV	SECRETARY OF STATE	10/09/07	09/28/07	2004029522-9	UCC-1	US BANCORP	COPIER SYSTEM (Informational Filing)

Schedule 7.1

Schedule 7.02
EXISTING INVESTMENTS
(Legacy FIS)
Investments as follows:
1	Ownership by the Consolidated Companies of 40% of the outstanding equity interests in Profile Partners, GP, LP.

2.	Ownership by the Consolidated Companies of 34% of the outstanding equity interests in PVP Management, LLC.

3.	Ownership by the Consolidated Companies of 20% of the outstanding equity interests in Sanchez Capital Services Private Limited.

4.	The Brazilian Joint Venture, as more particularly described in the following related documents (together with the Development Notes, Migration Notes and Volume Notes referenced therein):
A.	Common Terms Agreement (Contrato de Termos Comuns), dated March 24, 2006.

B.	Investment Agreement (Contrato de Investimento), dated March 27, 2006.

C.	Guaranty Agreement among Fidelity National Information Services, Inc., Banco Bradesco S.A. and Banco ABN AMRO Real S.A., dated April 18, 2006.

D.	Redemption Letter from Holdco One S.A. to Uniao Paticipacoes Ltda and Banco ABN Amro Real S.A., dated April 18, 2006.

E.	Tax Indemnity Letter, dated March 27, 2006.

F.	Amended and Restated Software License Agreement, Dated March 27, 2006.

G.	Contingent Software License Agreement, dated April 18, 2006.

H.	Non-Competition Agreement, dated April 18, 2006.

I.	Shareholders’ Agreement of Celta Holdings S.A., dated April 18, 2006.

Schedule 7.02

J.	Shareholders’ Agreement of Fidelity Processadora e Servicos S.A. (form attached to the Investment Agreement).
5.	Guaranties by various restricted companies of the capital leases listed on Schedule 7.03.

6.	$1,000,000 Promissory Note issued by ICUL Service Corporation to Fidelity National Card Services, Inc.

7.	Various investments by Domestic Subsidiaries in Foreign Subsidiaries, as set forth on attached chart entitled “Certain Foreign Investments as of March 31, 2010.

8.	Ownership by the Consolidated Companies of 50% of the outstanding equity interests of Armed Forces Financial Network, LLC.

9.	A$15,000,000 note issued by FlexiGroup Limited to Certegy Australia Limited evidenced by that certain Loan Note Agreement dated July 14, 2008.

10.	Investment in FlexiGroup Limited by purchase of 3,000,000 common shares by Certegy Australia Limited.

11.	Guaranty dated January 28, 2009 among Fidelity National Information Services, Inc., as guarantor, Elavon, Inc., as servicer, and US Bank National Association, as member.

Schedule 7.02

Certain Foreign Investments as of March 31, 2010
All Amounts in US Dollars Equivalent as of March 31, 2010

Domestic Subsidiary	Foreign Subsidiary in Which Investment
Maintaining Investment	Maintained	Investment*
Fidelity Information Services, Inc.	Information Services Luxembourg & Co. C.V. , a Netherlands company	161,574,804
Payment South America Holdings, Inc.	Payment Brasil Holdings Ltda., a Brazil company	50,395,514
Card Brazil Holdings, Inc.	AGES Participacoes Ltda., a Brazil company	237,734,650
Payment South America Holdings, Inc.	FIS Card Services Caribbean, Ltd., a Caribbean company	7,024,451
ATM Management Services, Inc.	FIS Payment Services (Canada) Corporation, a Canadian company	7,580,512
Payment South America Holdings, Inc.	Payment Chile S.A., a Chile company	11,301,126
Fidelity Information Services International Holdings, Inc.	Fidelity Information Services Limited, a United Kingdom company	88,292,970
Fidelity Information Services, Inc.	Fidelity Information Services (Thailand) Limited, a Thailand company	992,178
Metavante Corporation	Metavante Limited, a United Kingdom company	33,009,508
Metavante Corporation	Metavante Investments (Mauritius) Limited, a Mauritius company	66,808,882
GHR Systems, Inc.	GHR Systems Canada, Inc., a Canadian company	2,887,919

*	Internal book value of investment as of March 31, 2010.

Schedule 7.02

(Legacy MV)
1.	Share Purchase Agreement by and among Metavante Corporation, The Western India Trustee & Executor Company Ltd. (in its capacity as trustee of ICICI Strategic Investments Fund), ICICI Bank Limited, Firstsource Solutions Limited (f.k.a. ICICI OneSource Limited) and ICICI Bank Limited dated March 31, 2006. 1 *

2.	Share Subscription Agreement by and among Metavante Corporation and Firstsource Solutions Limited (f.k.a. ICICI OneSource Limited) dated March 31, 2006. Market value as of May 31, 2010 of $44,516,684.

3.	Limited Guaranty Agreement dated as of January 17, 2007 from Housing Partnership Lawe Street Development, LLC and Housing Partnership of the Fox Cities, Inc. to Metavante Corporation. Aggregate book value as of May 31, 2010 of $0.

4.	Agreement dated as of December 8, 2005 by and between M&I Community Development Corporation and Metavante Corporation. Aggregate book value as of May 31, 2010 of $0.

5.	Guaranty dated May 17, 2007 by Metavante Corporation, as guarantor in favor of Regions Bank for the benefit of Link2Gov Corp.

6.	Guaranty dated August 17, 2006 by Everlink Payment Services, Inc. to support Letter of Credit as listed on Schedule 7.03.

*	Firstsource Solutions Limited (f.k.a. ICICI OneSource Limited) is engaged in the business of providing a broad range of business process outsourcing services and provides in-bound and out-bound contact center services and transaction processing services; Metavante Investments (Mauritius) Limited holds 20% of the currently outstanding shares of this entity.

Schedule 7.02

Schedule 7.03
EXISTING INDEBTEDNESS
(Legacy FIS)
1.	Any outstanding amounts under vendor purchase money lines of credit (including but not limited to, purchase money line of credit with IBM for the purchase of equipment and related property, pursuant to the Agreement for Wholesale Financing (Credit Agreement), dated December 13, 1999, between Fidelity Information Services, Inc. and IBM Credit LLC (as amended by an Amendment dated August 27, 2003)).

2.	Lease Documentation for St. Petersburg, Florida Facility:
A.	Master Agreement (Florida Property) dated as of December 30, 1999 between Equifax Inc. (as lessee and guarantor), Prefco VI Limited Partnership (as lessor), Atlantic Financial Group, Ltd., and SunTrust Bank, Atlanta (as agent and lender).

B.	Lease Agreement dated as of December 30, 1999 between Prefco VI Limited Partnership (as lessor) and Equifax Inc. (as lessee).

C.	Loan Agreement dated as of December 30, 1999 between Prefco VI Limited Partnership (as lessor and borrower) and SunTrust Bank, Atlanta (as agent).

D.	Mortgage and Security Agreement dated as of December 30, 1999 made by Prefco VI Limited Partnership (as mortgagor) in favor of SunTrust Bank, Atlanta (as agent and mortgagee).

E.	Assignment of Lease and Rents dated as of December 30, 1999 made by Prefco VI Limited Partnership Inc. (as assignor) in favor of SunTrust Bank, Atlanta (as assignee).

F.	Operative Guaranty dated as of December 30, 1999 made by Equifax Inc. (as guarantor).

G.	Assignment and Assumption of Lease and Other Operative Documents dated as of June 25, 2001 among Equifax Inc. (as assignor), Certegy Inc. (as assignee), Prefco VI Limited Partnership (as lessor), Atlantic Financial Group, Ltd., and SunTrust Bank (as agent and lender).

H.	Omnibus Amendment to Master Agreement, Lease, Loan Agreement and Definitions Appendix A [Florida] dated as of September 17, 2004 among Fidelity National Information Services, Inc., successor to Certegy Inc., (as

Schedule 7.03

lessee and guarantor), Prefco VI Limited Partnership (as lessor) and SunTrust Bank (as agent and lender).
I.	Second Omnibus Amendment to Master Agreement, Lease, Loan Agreement and Definitions Appendix A [Florida] dated as of February 1, 2006 among Fidelity National Information Services, Inc., successor to Certegy Inc. (as lessee and guarantor), Prefco VI Limited Partnership (as lessor) and SunTrust Bank (as agent and lender).

J.	Third Omnibus Amendment to Master Agreement, Lease, Loan Agreement and Definitions Appendix A [Florida] dated as of April 28, 2006 among Fidelity National Information Services, Inc., successor to Certegy Inc. (as lessee and guarantor), Prefco VI Limited Partnership (as lessor) and SunTrust Bank (as agent and lender).

K.	Fourth Omnibus Amendment to Master Agreement, Lease, Loan Agreement and Definitions Appendix A [Florida] dated on or about January 18, 2007 (as amended) among Fidelity National Information Services, Inc., successor to Certegy Inc. (as lessee and guarantor), Prefco VI Limited Partnership (as lessor) and SunTrust Bank (as agent and lender).

L.	Fifth Omnibus Amendment to Master Agreement, Lease, Loan Agreement and Definitions Appendix A [Florida] dated on September 12, 2007 (as amended) among Fidelity National Information Services, Inc., successor to Certegy Inc. (as lessee and guarantor), Prefco VI Limited Partnership (as lessor) and SunTrust Bank (as agent and lender).

M.	Subsidiary Guaranty Agreement dated as of February 1, 2006 (as amended) made by certain subsidiaries of Fidelity National Information Services, Inc.

N.	Amended and Restated Subsidiary Guaranty Agreement dated as of September 12, 2007 (as amended) made by certain subsidiaries of Fidelity National Information Services, Inc.

O.	Guaranty Supplement for eFunds Corporation [Florida] dated as of September 12, 2007 among each of the Subsidiaries party thereto (each such Subsidiary individually, a “Guarantor” and collectively, the “Guarantors”) of Fidelity National Information Services, Inc. (formerly known as Certegy Inc.), a Georgia corporation (as lessee), SunTrust Banks, Inc. a Georgia corporation, (as lessor), and SunTrust Bank, a Georgia banking corporation, (as agent).

Schedule 7.03

P.	Guaranty Supplement No. 2 [Florida] dated as of February 19, 2008 among each of the Subsidiaries party thereto (each such Subsidiary individually, a “Guarantor” and collectively, the “Guarantors”) of Fidelity National Information Services, Inc. (formerly known as Certegy Inc.), a Georgia corporation (as lessee), SunTrust Banks, Inc. a Georgia corporation, (as lessor), and SunTrust Bank, a Georgia banking corporation, (as agent).

Q.	Guaranty Supplement No. 3 [Florida] dated as of March 27, 2008 among each of the Subsidiaries party thereto (each such Subsidiary individually, a “Guarantor” and collectively, the “Guarantors”) of Fidelity National Information Services, Inc. (formerly known as Certegy Inc.), a Georgia corporation (as lessee), SunTrust Banks, Inc. a Georgia corporation, (as lessor), and SunTrust Bank, a Georgia banking corporation, (as agent).

R.	Guaranty Supplement No. 4 [Florida] dated as of May 30, 2008 among each of the Subsidiaries party thereto (each such Subsidiary individually, a “Guarantor” and collectively, the “Guarantors”) of Fidelity National Information Services, Inc. (formerly known as Certegy Inc.), a Georgia corporation (as lessee), SunTrust Banks, Inc. a Georgia corporation, (as lessor), and SunTrust Bank, a Georgia banking corporation, (as agent).

S.	Guaranty Supplement No. 5 [Florida] dated as of June 12, 2008 among each of the Subsidiaries party thereto (each such Subsidiary individually, a “Guarantor” and collectively, the “Guarantors”) of Fidelity National Information Services, Inc. (formerly known as Certegy Inc.), a Georgia corporation (as lessee), SunTrust Banks, Inc. a Georgia corporation, (as lessor), and SunTrust Bank, a Georgia banking corporation, (as agent).

T.	Guaranty Supplement No. 6 [Florida] dated as of July 22, 2008 among each of the Subsidiaries party thereto (each such Subsidiary individually, a “Guarantor” and collectively, the “Guarantors”) of Fidelity National Information Services, Inc. (formerly known as Certegy Inc.), a Georgia corporation (as lessee), SunTrust Banks, Inc. a Georgia corporation, (as lessor), and SunTrust Bank, a Georgia banking corporation, (as agent).

U.	Guaranty Supplement No. 7 [Florida] dated as of September 14, 2009 among each of the Subsidiaries party thereto (each such Subsidiary individually, a “Guarantor” and collectively, the “Guarantors”) of Fidelity National Information Services, Inc. (formerly known as Certegy Inc.), a Georgia corporation (as lessee), SunTrust Banks, Inc. a Georgia corporation, (as lessor), and SunTrust Bank, a Georgia banking corporation, (as agent).

V.	Guaranty Supplement No. 8 [Florida] dated as of October 1, 2009 among each of the Subsidiaries party thereto (each such Subsidiary individually, a

Schedule 7.03

“Guarantor” and collectively, the “Guarantors”) of Fidelity National Information Services, Inc. (formerly known as Certegy Inc.), a Georgia corporation (as lessee), SunTrust Banks, Inc. a Georgia corporation, (as lessor), and SunTrust Bank, a Georgia banking corporation, (as agent).

W.	Sixth Omnibus Amendment to Loan Agreement and Definitions Appendix A [Florida] dated on September 17, 2009 among Fidelity National Information Services, Inc., successor to Certegy Inc. (as lessee and guarantor), Prefco VI Limited Partnership (as lessor); and SunTrust Bank (as agent and lender).

X.	The other “Operative Documents” as defined in the aforesaid Master Agreement.
3.	That certain Guaranty made in connection with the Brazil Joint Venture listed in Schedule 7.02.

4.	That certain Guaranty in Elavon, Inc. listed in Schedule 7.02.

5.	Lease Documentation related to the leasing of aircraft by Fidelity National Information Services, Inc. for Aircraft Lease (S/N 258568) dated as of December 13, 2002 among Banc of America Leasing & Capital, LLC (successor by merger to Fleet Capital Corporation), as lessor, and Fidelity National Information Services, Inc. and Lender Processing Services, Inc., as co-lessees, as co-lessees (successors in interest to Rocky Mountain Aviation, Inc.), as amended, supplemented and assigned thereafter.

6.	Lease Documentation related to the leasing of aircraft by Fidelity National Information Services, Inc. for Aircraft Lease (N90FT) dated as of December 16, 2008 between BB&T Equipment Finance Corporation (successor in interest to The Fifth Third Leasing Company), as lessor, and Fidelity National Information Services, Inc., as lessee, as amended, supplemented and assigned thereafter.

7.	Indebtedness associated with equipment loans and leases related to the liens therefor listed on Schedule 7.01.

8.	Indebtedness under that certain Receivables Purchase Agreement dated October 1, 2009 among FIS Receivables SPV, LLC, Fidelity National Information Services, Inc., each of the Receivables Administrators (as defined therein) party thereto, each of the Purchasers (as defined therein) party thereto and JPMorgan Chase Bank, N.A., as agent, that certain Receivables Sale Agreement dated October 1, 2009 among Fidelity National Information Services, Inc., each of the Originators (as defined therein) party thereto and FIS Receivables SPV, LLC and that certain Guaranty dated October 1, 2009 among Fidelity National Information Services, Inc. and the Subsidiary Guarantors (as defined therein) party thereto in favor of the Guaranteed Parties (as defined therein).

Schedule 7.03

9.	Indebtedness of Fidelity Processadora e Servicos S.A. associated with lines of credit up to R$115,721,541 to support the Brazilian joint venture operations, as listed on Schedule 7.02.

10.	Outstanding Capital Leases of FIS Global Business Solutions India Private Limited, FIS Payment Solutions & Services India Private Limited and Fidelity Information Services India Private Limited as Lesseees with various Lessors related to automobile and equipment leases up to $369,436.

Schedule 7.03

(Legacy MV)
1.	Letter of Credit, secured by the guarantees of Everlink Payment Services, Inc. shareholders in proportion to their shareholdings, dated August 17, 2006, in the face amount of CDN$2,000,000 issued by Credit Union Central Alberta Limited at the request of Everlink Payment Services, Inc. for the benefit of Caisse Centrale Desjardins.
2.	That certain Guaranty by Metavante Corporation in favor of Regions Bank as listed on Schedule 7.02.

Schedule 7.03

Schedule 7.08
EXISTING AFFILIATE TRANSACTIONS
None.

Schedule 7.08

Schedule 7.09
EXISTING RESTRICTIONS
1.	Share Subscription Agreement by and among Metavante Corporation and Firstsource Solutions Limited (f.k.a. ICICI OneSource Limited) dated March 31, 2006.

2.	Joint Venture Agreement between Metavante Corporation and Monitise Inc. effective as of May 22, 2007, as amended, including exhibits, related agreements and schedules to each of the agreements.

3.	Shareholders Agreement dated as of September 12, 2003 among Everlink Payment Services Inc., NYCE Corporation, Celero Solutions Inc. and any other person who will thereafter become a shareholder and CU Electronic Transaction Services, Credit Union Central Alberta Limited, Credit Union Central of Saskatchewan, Co-operative Trust Company of Canada and Manitoba Co-operative Credit Society Limited, including exhibits, related agreements and schedules to each of the agreements.

Schedule 7.09

Schedule 11.02
NOTICES
Company

Fidelity National Information, Services, Inc.	Fidelity National Information, Services, Inc.
601 Riverside Avenue	601 Riverside Avenue
Jacksonville, Florida 32204	Jacksonville, Florida 32204
Attention: Kirk Larsen, Treasurer	Attention: Mike Gravelle, General Counsel
Tel: 904-854-8712	Tel: 904-854-5024
Fax: 904-357-1290	Fax: 904-357-1290
E-Mail: Kirk.Larsen@fisglobal.com	E-Mail: Mgravelle@fnf.com

Schedule 11.02